                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4096
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                           MFS MUNICIPAL SERIES TRUST
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                            James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                    Date of fiscal year end: March 31, 2004
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                    Date of reporting period: March 31, 2004
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

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds

ANNUAL REPORT 3/31/04

MFS(R) MUNICIPAL
INCOME FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
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Privacy is a concern for every investor today. At MFS Investment Management(R)
and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
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NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) MUNICIPAL INCOME FUND

The fund seeks as high a level of current income exempt from federal income tax as is consistent with prudent investing, while seeking protection of shareholders' capital.

TABLE OF CONTENTS

----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
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MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
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PERFORMANCE SUMMARY                               10
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PORTFOLIO OF INVESTMENTS                          13
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FINANCIAL STATEMENTS                              32
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NOTES TO FINANCIAL STATEMENTS                     39
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INDEPENDENT AUDITORS' REPORT                      51
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TRUSTEES AND OFFICERS                             52
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MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       56
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FEDERAL TAX INFORMATION                           57
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CONTACT INFORMATION                               58
----------------------------------------------------
ASSET ALLOCATION                                  59

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to over 50 in April 2004. During that same period, we doubled the average investment experience of our new domestic equity analysts, from 2.6 years to
5.3 years, by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified four senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers will be taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group will work with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team will work with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This Committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability, both in terms of people and assets under management. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one member of our investment team has voluntarily left the firm over the past six months, based on a decision to retire from the industry. Similarly, our firm's assets under management have remained remarkably steady. We began the year with $140 billion in assets and ended the first quarter with $142 billion in assets. We are very proud to have experienced growth during this period despite the difficult regulatory environment and the relatively flat performance of the stock market.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The recent enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    April 19, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

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MFS ORIGINAL RESEARCH(R)
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THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

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MANAGEMENT REVIEW
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MARKET ENVIRONMENT

For the one year period ended March 31, 2004, long-term U.S. Treasury bond yields were virtually unchanged. High-grade municipal bond yields declined slightly, allowing municipal bonds in general to modestly outperform Treasuries. Those facts, however, belie the tremendous volatility in the bond market over the same 12 month period.

In early 2003 and into the first half of the period, we saw a confluence of factors that were positive for bond prices. Geopolitical uncertainty, the hangover from corporate scandals in 2002, and a weak U.S. economy were among the factors that prompted a "flight to quality" by many investors and pushed interest rates down to four-decade lows by June of 2003.

In late June, however, the bond market reversed direction as fixed-income investors became concerned that the economic recovery was accelerating faster than expected. Although stocks had been rising since late March, the catalyst for the bond market appeared to be the Federal Reserve Board's decision on June 25, 2003 to lower rates by one-quarter percent rather than one-half percent as many investors had expected. From that date through early September, bond prices sold off as rates rose sharply.

In the second half of the period, however, bond prices revived as several factors combined to drive rates down again. Economic reports indicated that inflation was well contained while job growth remained weak. Although most other measures indicated the U.S. economy was improving, we believe investors were concerned that consumer spending might falter because laid-off workers were not finding new jobs. Statistics indicated that a significant portion of U.S. production capacity remained idle. The Fed appeared to sum up the situation in its statements that interest rates could remain low for the foreseeable future. By period-end, interest rates for 10- and 30-year Treasuries were within just four basis points of where they had started the period. (A basis point is 0.01% of interest.)

Municipal bonds generally followed the path of Treasury bonds over the period, but with somewhat smaller swings in yield. However, long-term municipal bonds ended the period yielding about 20 basis points (a basis point is 0.01% of interest) less than they had at the start of the period. Long-term municipal bonds in general saw some price appreciation over the period and outperformed long-term Treasuries. (The principal value and interest on U.S. Treasury securities, however, are guaranteed by the U.S. government if held to maturity.)

We believe the outperformance of municipals was caused by two main factors. First, municipal bonds appreciated from historically low valuations, relative to Treasuries, to more normal valuations. This was in part the result of a growing national debt that put downward pressure on long-term Treasury prices. Second, we believe a decrease in the supply of new municipal issues late in the period put upward pressure on municipal prices.

PORTFOLIO CONCENTRATION AS OF 3/31/04
QUALITY RATINGS

              "AAA"                        43.8%
              "AA"                          8.5%
              "A"                          12.7%
              "BBB"                        17.2%
              "BB"                          3.3%
              "B"                           0.9%
              "CCC"                         0.1%
              Not rated                    13.5%

The portfolio is actively managed, and current holdings may be different.

PERFORMANCE RELATIVE TO THE FUND'S BENCHMARK

For the 12-month period ended March 31, 2004, the fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index). That outperformance resulted from a combination of several factors: credit quality, yield curve positioning, and sector and security selection.

In the area of credit quality, performance benefited from the fund's relative overweighting in high-yield bonds during a period in which high yield outperformed. The fund had a larger position in "BBB"-rated debt than the Lehman Index. In addition, the fund had significant holdings in below-investment-grade debt (bonds rated lower than "BBB"), whereas the index does not contain bonds rated below "BBB".

Positioning on the yield curve also helped relative performance. Compared with the Lehman Index, the fund was more heavily weighted in bonds on the long end of the yield curve - bonds with 10 to 30 years remaining to maturity. That overweighting helped during the period because long-term municipal rates came down more than short-term rates, so longer-term bonds experienced more price appreciation.

Sector and security selection helped results during a period when investors, in our view, sought out riskier, lower-rated bonds as they became more confident in the U.S. economic recovery. Our overweighting in health care bonds, for example, helped performance as that sector outperformed during the period. One area of opportunity has been debt issued by rural hospitals that have limited competition and a dominant market share. An overweighting in industrial-backed debt also aided performance. That sector recovered over the period from corporate scandals that we believe made investors wary of the sector in 2002 and early 2003.

The fund's exposure to the housing sector also helped relative outperformance. As mortgage rates fell for much of the period, the risk of prepayment - from homeowners refinancing their mortgages at lower rates - caused the housing sector as a whole to underperform the broad market. However, our allocation to the sector was largely in PAC ("planned amortization class") issues that were protected from prepayments, and our preference for PAC issues helped us perform well in the sector.

However, duration - a measure of our holdings' sensitivity to interest rate changes - detracted modestly from the fund's relative performance. Coming into the period, we had believed that interest rates, which were then at near-four-decade lows, were poised to rise modestly over the period. Consequently, we had positioned the fund with a slightly lower sensitivity to rising or falling rates - a shorter average duration - than our benchmark. While Treasury rates were virtually stable over the period, municipal rates fell, and our relatively shorter duration proved somewhat negative for performance.

    Respectfully,

/s/ Michael L. Dawson                     /s/ Geoffrey L. Schechter

    Michael L. Dawson                         Geoffrey L. Schechter
    Portfolio Manager                         Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

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Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

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

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PERFORMANCE SUMMARY THROUGH 3/31/04
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The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the contingent deferred sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended 3/31/04)

                                                 Lehman Brothers
                           MFS Muncicpal           Municipal
                            Income Fund           Bond Index

           3/94              $10,000               $10,000
           3/96               11,151                11,644
           3/98               12,776                13,593
           3/00               13,084                14,425
           3/02               14,445                16,610
           3/04               16,454                19,322

TOTAL RETURNS

----------------------
Average annual
without sales charge
----------------------

                         Class
   Share class      inception date      1-yr      3-yr       5-yr      10-yr
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        A              9/7/1993          6.94%      5.88%      5.06%     5.93%
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        B             12/29/1986         6.27%      5.13%      4.29%     5.11%
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        C              1/3/1994          6.27%      5.12%      4.29%     5.13%
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----------------------
Average annual
----------------------

Comparative benchmarks
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Average general municipal debt fund+     5.46%      5.46%      4.70%     5.74%
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Lehman Brothers Municipal Bond
Index#                                   5.86%      6.49%      6.00%     6.81%
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----------------------
Average annual
with sales charge
----------------------

   Share class
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        A                                1.86%      4.18%      4.04%     5.41%
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        B                                2.27%      4.22%      3.96%     5.11%
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        C                                5.27%      5.12%      4.29%     5.13%
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----------------------
Cumulative without
sales charge
----------------------

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        A                                6.94%     18.71%     27.97%    77.87%
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        B                                6.27%     16.19%     23.39%    64.54%
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        C                                6.27%     16.17%     23.36%    64.97%
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+ Source: Lipper Inc., an independent firm that reports mutual fund performance.
# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX - a broad measure of the municipal bond market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflect the deduction of the maximum 4.75% sales charge. Class B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase, reflect the deduction of the 1% CDSC.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS:

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
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

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PORTFOLIO OF INVESTMENTS - 3/31/04
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The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.9%
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                                                            PRINCIPAL AMOUNT
ISSUER                                                       (000 Omitted)             $ VALUE
----------------------------------------------------------------------------------------------

Airport & Port Revenue - 2.2%
----------------------------------------------------------------------------------------------
Chicago, IL (O'Hare International Airport), RITES, FSA,
9.916%, 2022+(+)                                                       $1,500       $1,809,030
----------------------------------------------------------------------------------------------
Chicago, IL, O'Hare International Airport Rev. (2nd Lien
Passenger Facility D), AMBAC, 5.5%, 2019                                  350          381,665
----------------------------------------------------------------------------------------------
Connecticut Airport Rev. (Bradley International Airport),
FGIC, 7.65%, 2012                                                         695          716,156
----------------------------------------------------------------------------------------------
Connecticut Airport Rev. (Bradley International Airport),
FGIC, 7.65%, 2012(++)                                                     305          315,019
----------------------------------------------------------------------------------------------
Louisville & Jeff County, KY, Regional Airport Authority,
"A", MBIA, 6.5%, 2017                                                   3,000        3,398,100
----------------------------------------------------------------------------------------------
Oklahoma City, OK, Airport Trust, "B", FSA, 5.75%, 2017                 1,080        1,182,643
----------------------------------------------------------------------------------------------
                                                                                    $7,802,613
----------------------------------------------------------------------------------------------
Chemicals - 0.6%
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Brazos River, TX, Harbor Navigation District (Dow
Chemical Co.), 5.7%, 2033                                              $1,000       $1,101,830
----------------------------------------------------------------------------------------------
Sweetwater County, WY, Solid Waste Disposal Rev. (FMC
Corp.), 7%, 2024                                                        1,000        1,015,400
----------------------------------------------------------------------------------------------
                                                                                    $2,117,230
----------------------------------------------------------------------------------------------
General Obligations - General Purpose - 6.5%
----------------------------------------------------------------------------------------------
Chicago, IL (Lakefront Millennium Parking Facilities),
MBIA, 5%, 2018                                                         $4,000       $4,250,080
----------------------------------------------------------------------------------------------
Commonwealth of Massachusetts, 5.875%, 2017(++)                         3,205        3,785,618
----------------------------------------------------------------------------------------------
Commonwealth of Puerto Rico, ROLS, FGIC, 9.896%, 2015+(+)               3,000        4,044,300
----------------------------------------------------------------------------------------------
Cranston, RI, FGIC, 6.375%, 2014                                          200          241,004
----------------------------------------------------------------------------------------------
Houston County, AL, AMBAC, 6.25%, 2019                                    850        1,017,578
----------------------------------------------------------------------------------------------
Indianapolis, IN, Public Improvement Bond Bank, "C",
AMBAC, 6%, 2017                                                           500          582,105
----------------------------------------------------------------------------------------------
Mobile County, AL, 6%, 2014                                               800          934,216
----------------------------------------------------------------------------------------------
New York City, NY, "B", 5.75%, 2015                                     1,650        1,856,745
----------------------------------------------------------------------------------------------
New York, NY, "J", MBIA, 5%, 2017                                       2,000        2,145,680
----------------------------------------------------------------------------------------------
San Antonio, TX, 5%, 2020                                                 700          730,688
----------------------------------------------------------------------------------------------
Southlake, TX, AMBAC, 0%, 2022 - 2023                                   6,335        2,147,635
----------------------------------------------------------------------------------------------
Wisconsin State, "C", 6%, 2019                                          1,200        1,422,600
----------------------------------------------------------------------------------------------
                                                                                   $23,158,249
----------------------------------------------------------------------------------------------
General Obligations - Improvement - 2.6%
----------------------------------------------------------------------------------------------
Birmingham, AL, "A", 5.75%, 2017                                       $1,000       $1,159,270
----------------------------------------------------------------------------------------------
Mesa, AZ, FGIC, 5%, 2018(++)                                            3,625        4,086,245
----------------------------------------------------------------------------------------------
Worcester, MA, FSA, 6%, 2017                                            3,475        4,109,257
----------------------------------------------------------------------------------------------
                                                                                    $9,354,772
----------------------------------------------------------------------------------------------
General Obligations - Schools - 8.6%
----------------------------------------------------------------------------------------------
Columbia & Brazoria, TX, Independent School District,
School Building, PSF, 5%, 2029                                           $535         $554,067
----------------------------------------------------------------------------------------------
Detroit, MI, City School District, "B", FGIC, 5%, 2021                  2,000        2,106,680
----------------------------------------------------------------------------------------------
Dudley-Charlton, MA, Regional School District, RITES,
FGIC, 9.031%, 2017+(+)                                                  1,495        1,917,637
----------------------------------------------------------------------------------------------
Florida State Board of Education Capital Outlay, Public
Education, "A", 5%, 2019                                                1,000        1,049,430
----------------------------------------------------------------------------------------------
Forsyth County, GA, School District, 6%, 2015                             400          470,348
----------------------------------------------------------------------------------------------
Fresno, CA, Unified School District, MBIA, 6.55%, 2020                  1,225        1,494,022
----------------------------------------------------------------------------------------------
Goose Creek, TX, Consolidated School District, 5%, 2020                 2,500        2,623,700
----------------------------------------------------------------------------------------------
Houston, TX, Independent School District, RITES, PSF,
8.985%, 2017+(+)                                                        2,325        2,723,180
----------------------------------------------------------------------------------------------
Keller, TX, Independent School District, PSF, 6%, 2017                  1,980        2,354,059
----------------------------------------------------------------------------------------------
Leander, TX, Independent School District, PSF, 0%, 2018                 2,500        1,160,275
----------------------------------------------------------------------------------------------
Manistee, MI, Area Public Schools, FGIC, 5.75%, 2019(++)                  700          813,162
----------------------------------------------------------------------------------------------
Marshall, MI, Public School District, 5.5%, 2018                          500          562,200
----------------------------------------------------------------------------------------------
Phenix City, AL, AMBAC, 5.65%, 2021                                     1,500        1,668,255
----------------------------------------------------------------------------------------------
Philadelphia, PA, School District, MBIA, 6%, 2016                         750          877,058
----------------------------------------------------------------------------------------------
Pierre, SD, School District, FSA, 5.7%, 2017(++)                        1,000        1,168,820
----------------------------------------------------------------------------------------------
Roma, TX, Indpendent School District, PSF, 5.875%, 2020                 1,705        1,979,386
----------------------------------------------------------------------------------------------
Warren Township, IN (Vision 2005 School Building Corp.),
FGIC, 5.5%, 2020                                                        2,600        2,901,288
----------------------------------------------------------------------------------------------
Williamson County, TN, Rural School, 6.125%, 2016 - 2017                3,430        4,063,110
----------------------------------------------------------------------------------------------
                                                                                   $30,486,677
----------------------------------------------------------------------------------------------
Healthcare Revenue - Hospitals - 18.5%
----------------------------------------------------------------------------------------------
Allegheny County, PA, Hospital Development Authority Rev.
(West Penn Allegheny Health), 9.25%, 2022                                $350         $387,947
----------------------------------------------------------------------------------------------
Allegheny County, PA, Hospital Development Authority Rev.
(West Penn Allegheny Health), 9.25%, 2030                                 650          720,473
----------------------------------------------------------------------------------------------
Baldwin County, AL, Eastern Shore Health Care Authority
Rev. (Thomas Hospital), 5.75%, 2027                                       600          577,746
----------------------------------------------------------------------------------------------
Baxter County, AR, Hospital Rev., 5.375%, 2014                          1,000        1,036,110
----------------------------------------------------------------------------------------------
Chemung County, NY, Civic Facilities Rev. (St. Joseph's
Hospital-Elmira), 6%, 2013                                                730          734,059
----------------------------------------------------------------------------------------------
Colorado Health Facilities Authority Rev. (Parkview
Medical Center), 6%, 2016                                               1,000        1,044,820
----------------------------------------------------------------------------------------------
Colorado Health Facilities Authority Rev. (Portercare
Adventist Health Systems), 6.625%, 2026                                   500          556,425
----------------------------------------------------------------------------------------------
Cullman, AL, Cullman Medical Park South, Medical Clinic
Board Rev. (Cullman Regional Medical Center), 6.5%, 2013                  360          364,133
----------------------------------------------------------------------------------------------
Cuyahoga County, OH, Hospital Facilities Rev. (Canton,
Inc.), 7.5%, 2030                                                         900        1,004,094
----------------------------------------------------------------------------------------------
Delaware Health Facilities Authority Rev. (Nanticoke
Memorial Hospital), 5.625%, 2032                                          465          484,497
----------------------------------------------------------------------------------------------
Denver, CO, Health & Hospital Authority Rev., 5.375%, 2018                300          301,335
----------------------------------------------------------------------------------------------
Denver, CO, Health & Hospital Authority Rev., 6%, 2023                    500          513,215
----------------------------------------------------------------------------------------------
District of Columbia, Health & Hospital Authority Rev.
(Medstar University Hospital), 6.875%, 2031(++)                           700          800,611
----------------------------------------------------------------------------------------------
Farmington, NM, Hospital Rev. (San Juan Regional Medical
Center), "A", 5%, 2023                                                    665          666,975
----------------------------------------------------------------------------------------------
Fulton County, NY, Industrial Development Agency, Civic
Facility Rev. (Nathan Littauer Hospital), 5.75%, 2009                     250          250,780
----------------------------------------------------------------------------------------------
Gainsville & Hall County, GA, Hospital Authority Rev.
(Northeast Georgia Health System), 5.5%, 2031                             445          457,042
----------------------------------------------------------------------------------------------
Gulfport, MS, Healthcare Authority Rev. (Memorial
Hospital at Gulfport), 5.75%, 2031                                        500          516,335
----------------------------------------------------------------------------------------------
Henrico County, VA, Industrial Development Authority Rev.
(Bon Secours), FSA, 10.61%, 2027(+)                                     5,000        7,000,800
----------------------------------------------------------------------------------------------
Highlands County, FL, Health Facilities Authority Rev.
(Adventist/Sunbelt Hospital), 6%, 2031                                    350          373,209
----------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Condell
Medical Center), 6.35%, 2015                                            1,000        1,095,640
----------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Decatur
Memorial Hospital), 5.75%, 2024                                           350          362,037
----------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Passavant
Memorial Area Hospital Associates), 6%, 2024                              335          348,923
----------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Riverside
Health Systems), 5.75%, 2022                                              650          670,163
----------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Sinai Health),
FHA, 5.15%, 2037                                                          640          650,739
----------------------------------------------------------------------------------------------
Indiana Health Facilities Financing Authority, Hospital
Rev. (Community Foundation of NW Indiana),
6.375%, 2021 - 2031                                                     2,200        2,257,464
----------------------------------------------------------------------------------------------
Indiana Health Facilities Financing Authority, Hospital
Rev. (Riverview Hospital), 5.25%, 2014                                    400          416,576
----------------------------------------------------------------------------------------------
Indiana Health Facilities Financing Authority, Hospital
Rev. (Riverview Hospital), 6.125%, 2031                                   250          258,968
----------------------------------------------------------------------------------------------
Kentucky Economic Development Finance Authority, Health
Systems Rev. (Norton Healthcare, Inc.), 6.5%, 2020                      1,250        1,333,675
----------------------------------------------------------------------------------------------
Kentucky Economic Development Finance Authority, Health
Systems Rev. (Norton Healthcare, Inc.), 6.625%, 2028                      250          264,560
----------------------------------------------------------------------------------------------
Kentucky Economic Development Finance Authority,
Refunding & Improvement, "A", MBIA, 5%, 2018                            2,400        2,563,464
----------------------------------------------------------------------------------------------
Knox County, TN, Health Educational Hospital Facility
(Baptist Health Systems, East Tennessee), 6.375%, 2022                  1,000        1,038,870
----------------------------------------------------------------------------------------------
Lauderdale County & Florence, AL (Coffee Health Group),
"A", MBIA, 5.25%, 2019                                                  1,100        1,191,443
----------------------------------------------------------------------------------------------
Lufkin, TX, Health Facilities Rev. (Memorial Health
System of East Texas), 6.875%, 2026                                       325          331,728
----------------------------------------------------------------------------------------------
Macomb County, MI, Hospital Finance Authority Rev. (Mount
Clemens General Hospital), 5.75%, 2025                                  1,000          949,950
----------------------------------------------------------------------------------------------
Marion County, FL, Hospital District Rev. (Monroe
Hospital), 5.625%, 2019                                                   750          783,548
----------------------------------------------------------------------------------------------
Marshall County, AL, Health Care Rev., "A", 6.25%, 2022                   500          536,485
----------------------------------------------------------------------------------------------
Martin County, FL, Health Facilities Rev. (Martin
Memorial Medical Center), "B", 5.75%, 2022                                850          867,340
----------------------------------------------------------------------------------------------
Maryland Health & Higher Educational Facilities Authority
Rev. (Medstar Health), 5.5%, 2033                                         305          307,577
----------------------------------------------------------------------------------------------
Maryland Health & Higher Educational Facilities Authority
Rev. (University of Maryland Medical System), 6.75%, 2030               1,000        1,143,810
----------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority
Rev. (Anna Jaques Hospital), 6.875%, 2012                                 280          284,172
----------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority
Rev. (Caritas Christi), 6.5%, 2012                                        400          450,592
----------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority
Rev. (Caritas Christi), 5.7%, 2015                                      1,000        1,030,270
----------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority
Rev. (Partners Healthcare), 5.75%, 2021                                   400          433,240
----------------------------------------------------------------------------------------------
Mecosta County, MI, General Hospital Rev., 6%, 2018                       300          295,299
----------------------------------------------------------------------------------------------
Miami Beach, FL, Health Facilities (Mt. Sinai Medical
Center), 5.5%, 2035                                                       295          292,950
----------------------------------------------------------------------------------------------
Michigan Hospital Finance Authority Rev. (Memorial
Healthcare Center), 5.75%, 2015                                           800          831,064
----------------------------------------------------------------------------------------------
Mississippi Hospital Equipment & Facilities Rev. (Rush
Medical Foundation) CONNIE LEE, 6.7%, 2018                              1,000        1,003,960
----------------------------------------------------------------------------------------------
Mount Lebanon, PA, Hospital Authority Rev. (St. Clair
Memorial Hospital), 5.625%, 2032                                          375          380,576
----------------------------------------------------------------------------------------------
Nassau County, NY, Industrial Development Agency, Civic
Facilities Rev. (North Shore Health Systems), 5.875%, 2011                420          471,992
----------------------------------------------------------------------------------------------
New Hampshire Health & Educational Facilities Authority
Rev. (Covenant Health), 6.5%, 2017                                        960        1,077,898
----------------------------------------------------------------------------------------------
New Hampshire Health & Educational Facilities Authority
Rev. (Exeter Hospital), 6%, 2024                                          500          531,180
----------------------------------------------------------------------------------------------
New Jersey Health Care Facilities (Palisades Medical
Center), 6.5%, 2021                                                       500          522,360
----------------------------------------------------------------------------------------------
North Texas Health Facilities Development Corp. Rev.
(United Regional Health Care System, Inc.), 6%, 2023                    1,000        1,060,950
----------------------------------------------------------------------------------------------
Ohio County, WV, County Commission Health System Rev.
(Ohio Valley Medical Center), 5.75%, 2013                                 900          830,556
----------------------------------------------------------------------------------------------
Oklahoma Development Finance Authority Rev. (Comanche
County Hospital), 6%, 2014                                                600          646,572
----------------------------------------------------------------------------------------------
Oklahoma Development Finance Authority Rev. (Comanche
County Hospital), 6.6%, 2031                                              405          424,225
----------------------------------------------------------------------------------------------
Palm Beach County, FL, Health Facilities Rev. (Boca Raton
Hospital), 5.5%, 2021                                                     500          520,390
----------------------------------------------------------------------------------------------
Rhode Island Health & Education Building Rev., Hospital
Financing (Lifespan Obligated Group), 6.5%, 2032                        1,500        1,578,105
----------------------------------------------------------------------------------------------
Richardson, TX, Hospital Authority Rev. (Baylor-
Richardson), 5.25%, 2013                                                  600          620,004
----------------------------------------------------------------------------------------------
Rio Grande, TX, Health Facilities Development Corp.
(Golden Palms), MBIA, 6.4%, 2015                                        2,800        2,837,660
----------------------------------------------------------------------------------------------
Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare
Systems, Inc.), 6.5%, 2027                                                290          276,866
----------------------------------------------------------------------------------------------
Shelby County, TN, Health Educational Hospital Rev.
(Methodist Healthcare), 6%, 2016                                          800          872,976
----------------------------------------------------------------------------------------------
South Carolina Jobs Economic Development Authority,
Hospital Facililties Rev. (Palmetto Health Alliance),
6.25%, 2031                                                               500          528,385
----------------------------------------------------------------------------------------------
Steubenville, OH, Hospital Rev. (Trinity Hospital),
6.375%, 2020                                                              300          321,525
----------------------------------------------------------------------------------------------
Stillwater, OK, Medical Center Authority (Stillwater
Medical Center), 6.5%, 2019                                             1,000        1,056,540
----------------------------------------------------------------------------------------------
Suffolk County, NY, Industrial Development Agency Rev.
(Huntington Hospital), 5.875%, 2032                                     1,000        1,026,940
----------------------------------------------------------------------------------------------
Suffolk County, NY, Industrial Development Agency Rev.
(Southampton Hospital), 7.25%, 2020                                       750          748,883
----------------------------------------------------------------------------------------------
Suffolk County, NY, Industrial Development Agency Rev.
(Southampton Hospital), 7.625%, 2030                                      250          252,895
----------------------------------------------------------------------------------------------
Tallahasse, FL, Health Facilities Rev. (Tallahassee
Memorial Healthcare), 6.25%, 2020                                       1,000        1,003,880
----------------------------------------------------------------------------------------------
Tom Green County, TX, Health Facilities Rev. (Shannon
Health System), 6.75%, 2021                                               400          427,376
----------------------------------------------------------------------------------------------
Upper Illinois River Valley Development, Health
Facilities Rev. (Morris Hospital), 6.625%, 2031                           500          535,145
----------------------------------------------------------------------------------------------
Valley, AL, Special Care Facilities Financing (Lanier
Memorial Hospital), 5.5%, 2007                                            500          505,945
----------------------------------------------------------------------------------------------
Wapello County, IA, Hospital Authority Rev. (Ottumwa
Regional Health Center), 6.375%, 2031                                     750          784,898
----------------------------------------------------------------------------------------------
Weirton, WV, Municipal Hospital Building Commission Rev.
(Weirton Hospital Medical Center), 6.375%, 2031                           500          491,980
----------------------------------------------------------------------------------------------
West Plains, MO, Industrial Development Authority Rev.
(Ozarks Medical Center), 6.75%, 2024                                      195          199,286
----------------------------------------------------------------------------------------------
West Shore, PA, Hospital Authority (Holy Spirit
Hospital), 6.25%, 2032                                                  1,000        1,035,220
----------------------------------------------------------------------------------------------
Wichita, KS, Hospital Authority Rev. (Via Christi Health
System), 6.25%, 2019                                                    1,500        1,695,180
----------------------------------------------------------------------------------------------
Wisconsin Health & Educational Facilities Authority Rev.
(Asgenesian Healthcare, Inc.), 6%, 2017                                   325          350,867
----------------------------------------------------------------------------------------------
Wisconsin Health & Educational Facilities Authority Rev.
(Aurora HealthCare), 6.875%, 2030                                         750          848,693
----------------------------------------------------------------------------------------------
Wisconsin Health & Educational Facilities Authority Rev.
(Wheaton Franciscan Services), 6.25%, 2022                              1,000        1,096,270
----------------------------------------------------------------------------------------------
Yonkers, NY, Industrial Development Agency, Civic
Facilities Rev. (St. John's Riverside Hospital), 6.8%, 2016               460          476,689
----------------------------------------------------------------------------------------------
                                                                                   $65,824,020
----------------------------------------------------------------------------------------------
Healthcare Revenue - Long Term Care - 2.3%
----------------------------------------------------------------------------------------------
Bell County, TX, Health Facilities Development Rev.
(Advanced Living Technology), 7.75%, 2006                                 $90          $84,855
----------------------------------------------------------------------------------------------
Bell County, TX, Health Facilities Development Rev.
(Advanced Living Technology), 8.125%, 2016                                505          418,090
----------------------------------------------------------------------------------------------
Bell County, TX, Health Facilities Development Rev.
(Advanced Living Technology), 8.5%, 2026                                1,130          896,531
----------------------------------------------------------------------------------------------
Colorado Health Facilities Authority Rev. (Evangelical
Lutheran Good Samaritan), 6.9%, 2025                                      500          549,250
----------------------------------------------------------------------------------------------
Cumberland County, PA, Retirement Community Rev. (Wesley
Affiliated Services), 7.25%, 2035                                         375          382,403
----------------------------------------------------------------------------------------------
Eden Prairie, MN, Multi-Family Housing Rev. (SE-Rolling
Hills), "A", GNMA, 6%, 2021                                               200          217,182
----------------------------------------------------------------------------------------------
Goldsboro, NC, Housing Authority Rev. (North Carolina
Housing Foundation, Inc.), 7.25%, 2029                                    960          834,134
----------------------------------------------------------------------------------------------
Indiana Health Facilities Financing Authority Rev.
(Hoosier Care), 7.125%, 2034                                              825          681,912
----------------------------------------------------------------------------------------------
Iowa Finance Authority, Health Care Facilities Rev. (Care
Initiatives), 9.25%, 2025                                                 495          589,248
----------------------------------------------------------------------------------------------
Jefferson County, KY, Health Care Authority Rev. (Beverly
Enterprises, Inc.), 5.875%, 2007                                          160          157,691
----------------------------------------------------------------------------------------------
Luzerne County, PA, Industrial Development Authority Rev.
(Beverly Enterprise, Inc.), 6.75%, 2008                                   300          301,029
----------------------------------------------------------------------------------------------
Millbrae, CA, Residential Facilities Rev. (Magnolia of
Millbrae), 7.375%, 2027                                                   970        1,017,074
----------------------------------------------------------------------------------------------
New Hampshire Bussiness Finance Authority, Health Care
Facilities Rev. (Metro Health Foundation, Inc.), 6.55%, 2028              950          906,310
----------------------------------------------------------------------------------------------
Tennessee Veterans Home Board Rev. (Humboldt), 6.75%, 2021(++)          1,000        1,115,400
----------------------------------------------------------------------------------------------
                                                                                    $8,151,109
----------------------------------------------------------------------------------------------
Human Services - 0.4%
----------------------------------------------------------------------------------------------
Nassau County, NY, Industrial Development Civic (Special
Needs Facilities), 6.1%, 2012                                            $295         $307,422
----------------------------------------------------------------------------------------------
Orange County, FL, Health Facilities Authority Rev. (GF/
Orlando), 9%, 2031                                                      1,000        1,023,690
----------------------------------------------------------------------------------------------
                                                                                    $1,331,112
----------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 0.5%
----------------------------------------------------------------------------------------------
Cleveland, OH, Airport Special Rev. (Continental
Airlines, Inc.), 5.7%, 2019                                            $1,000         $775,470
----------------------------------------------------------------------------------------------
Los Angeles, CA, Regional Airport Lease Rev. (American
Airlines, Inc.), 7%, 2012                                                 300          269,250
----------------------------------------------------------------------------------------------
Tulsa, OK, Municipal Airport Trust Rev. (American
Airlines, Inc.), "B", 5.65%, 2035                                       1,000          897,500
----------------------------------------------------------------------------------------------
                                                                                    $1,942,220
----------------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 0.3%
----------------------------------------------------------------------------------------------
Red River Authority, TX, Pollution Control Rev.
(Celanese), 6.7%, 2030                                                 $1,000       $1,076,530
----------------------------------------------------------------------------------------------

Industrial Revenue - Environmental Services - 1.9%
----------------------------------------------------------------------------------------------
Carbon County, UT, Solid Waste Disposal Rev. (Allied
Waste), 7.45%, 2017                                                    $2,500       $2,569,525
----------------------------------------------------------------------------------------------
Charles City County, VA, Industrial Development
Authority, Solid Waste Disposal Facility Rev. (Waste
Management, Inc.), 6.25%, 2027                                            500          566,250
----------------------------------------------------------------------------------------------
Gloucester County, NJ, Improvement Authority, Solid Waste
Resource Recovery Rev. (Waste Management, Inc.),
6.85%, 2029                                                               150          174,861
----------------------------------------------------------------------------------------------
Henrico County, VA, Industrial Development Authority Rev.
(Browning Ferris, Inc.), 5.3%, 2011                                     1,000        1,013,360
----------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency Rev., Resource
Recovery Rev. (Waste Management, Inc.), 6.9%, 2029                        300          350,487
----------------------------------------------------------------------------------------------
Nevada Department of Business (Republic Services, Inc.),
5.625%, 2026                                                              450          477,131
----------------------------------------------------------------------------------------------
New York Environmental Facilities Corp., Solid Waste
Disposal Rev. (Waste Management), 4%, 2012                              1,000        1,001,730
----------------------------------------------------------------------------------------------
State of Ohio, Air Quality Development Authority Rev.
(USX Corp.), 5%, 2015                                                     500          555,075
----------------------------------------------------------------------------------------------
                                                                                    $6,708,419
----------------------------------------------------------------------------------------------
Industrial Revenue - Metals - 0%
----------------------------------------------------------------------------------------------
Burns Harbor, IN, Solid Waste Disposal Facilities Rev.
(Bethlehem Steel), 8%, 2024**                                          $3,000           $3,750
----------------------------------------------------------------------------------------------

Industrial Revenue - Other - 2.8%
----------------------------------------------------------------------------------------------
Bucks County, PA, Industrial Development Authority Rev.
(USX Corp.), 5.4%, 2017                                                  $500         $568,295
----------------------------------------------------------------------------------------------
Gulf Coast, Industrial Development Authority (Valero
Energy Corp.), 5.6%, 2031                                                 500          504,670
----------------------------------------------------------------------------------------------
Hardeman County, TN, Correctional Facilities Corp.
(Corrections Corp. of America), 7.375%, 2017                              500          516,740
----------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency, Resource
Recovery Rev. (Flour Corp.), 5.625%, 2019                               2,895        3,041,516
----------------------------------------------------------------------------------------------
Massachusetts Industrial Finance Agency Rev. (Welch
Foods, Inc.), 5.6%, 2017                                                1,300        1,397,253
----------------------------------------------------------------------------------------------
Park Creek Metropolitan District, Colorado Rev., 7.875%, 2032             400          413,296
----------------------------------------------------------------------------------------------
Pennsylvania Economic Development Financing Authority
Rev. (Amtrak), 6.125%, 2021                                               550          563,195
----------------------------------------------------------------------------------------------
Port of New Orleans, LA, Industrial Development Authority
Rev. (Avondale Industries), 8.5%, 2014(++)                              1,845        1,916,992
----------------------------------------------------------------------------------------------
Tooele County, UT, Hazardous Waste Treatment Rev. (Union
Pacific Corp.), 5.7%, 2026                                                980          999,737
----------------------------------------------------------------------------------------------
                                                                                    $9,921,694
----------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 2.2%
----------------------------------------------------------------------------------------------
Beauregard Parish, LA (Boise Cascade Corp.), 6.8%, 2027                  $500         $514,750
----------------------------------------------------------------------------------------------
Butler, AL, Solid Waste Disposal Rev. (James River
Corp.), 8%, 2028                                                          850          873,834
----------------------------------------------------------------------------------------------
Delta County, MI, Economic Development Corp.,
Environmental Improvements Rev. (Mead Westvaco Escanaba),
6.25%, 2027                                                               900          961,551
----------------------------------------------------------------------------------------------
Mobile, AL, Industrial Development Board Improvement Rev.
(International Paper Co.), "B", 6.45%, 2019                             2,000        2,173,940
----------------------------------------------------------------------------------------------
Navajo County, AZ, Industrial Development Authority
(Stone Container Corp.), 7.4%, 2026                                     1,500        1,529,400
----------------------------------------------------------------------------------------------
Navajo County, AZ, Industrial Development Authority
(Stone Container Corp.), 7.2%, 2027                                       500          509,870
----------------------------------------------------------------------------------------------
Onondaga County, NY, Industrial Development Authority
Rev., Solid Waste Disposal Rev. (Solvay Paperboard LLC),
6.8%, 2014                                                              1,000        1,065,400
----------------------------------------------------------------------------------------------
                                                                                    $7,628,745
----------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 1.0%
----------------------------------------------------------------------------------------------
Capital Trust Agency of Florida Rev. (Seminole Tribe
Convention), 10%, 2033                                                 $1,000       $1,237,700
----------------------------------------------------------------------------------------------
Hamilton County, OH, Convention Facilities Authority
Rev., FGIC, 5.25%, 2022                                                 1,310        1,425,581
----------------------------------------------------------------------------------------------
Nevada Department of Bussiness & Industry Rev. (Las Vegas
Monorail), 7.375%, 2040                                                 1,000          998,210
----------------------------------------------------------------------------------------------
                                                                                    $3,661,491
----------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 0.6%
----------------------------------------------------------------------------------------------
Austin, TX, Convention Center (Convention Enterprises,
Inc.), 6.6%, 2021                                                        $300         $321,279
----------------------------------------------------------------------------------------------
Austin, TX, Convention Center (Convention Enterprises,
Inc.), 6.7%, 2028                                                         400          430,144
----------------------------------------------------------------------------------------------
Gallery Certificate Trust, PA, Parking Rev., FSA, 4.5%, 2013              775          785,641
----------------------------------------------------------------------------------------------
Rockbridge County, VA, Industrial Development Authority
Rev. (Virginia Horse Center), 6.85%, 2021                                 500          474,435
----------------------------------------------------------------------------------------------
                                                                                    $2,011,499
----------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.0%
----------------------------------------------------------------------------------------------
California Statewide Community Development Authority Rev.
(Irvine Apartments), 5.25%, 2025                                       $1,000       $1,041,050
----------------------------------------------------------------------------------------------
Charter Mac Equity Issuer Trust, 6.625%, 2009##                         2,000        2,263,800
----------------------------------------------------------------------------------------------
Eaglebend, CO, Affordable Housing Corp., 6.2%, 2012                     1,000          997,330
----------------------------------------------------------------------------------------------
Panhandle, TX, Regional Housing Finance Rev., 6.625%, 2020                330          344,919
----------------------------------------------------------------------------------------------
Panhandle, TX, Regional Housing Finance Rev., 6.75%, 2031               1,670        1,747,805
----------------------------------------------------------------------------------------------
Ridgeland, MS, Urban Renewal (Northbrook I & II
Apartments), 6.15%, 2019**                                              1,250          603,950
----------------------------------------------------------------------------------------------
                                                                                    $6,998,854
----------------------------------------------------------------------------------------------
Parking - 0.1%
----------------------------------------------------------------------------------------------
Rail Connections, Inc., MA Rev., 0%, 2016 - 2018(++)                     $610         $316,529
----------------------------------------------------------------------------------------------

Sales & Excise Tax Revenue - 2.0%
----------------------------------------------------------------------------------------------
Austin, TX, Town Community Events Center Venue, FGIC, 6%, 2019         $1,015       $1,177,836
----------------------------------------------------------------------------------------------
Metropolitan Pier & Exposition Authority, IL, MBIA,
0%, 2016                                                                8,400        4,918,368
----------------------------------------------------------------------------------------------
Midwest City, OK, Municipal Authority Capital, FSA,
5.125%, 2018(++)                                                          825          940,220
----------------------------------------------------------------------------------------------
                                                                                    $7,036,424
----------------------------------------------------------------------------------------------

Single Family Housing - Local - 2.8%
----------------------------------------------------------------------------------------------
Adams County, CO, Single Family Mortgage Rev.,
8.875%, 2011(++)                                                       $2,510       $3,468,770
----------------------------------------------------------------------------------------------
Brevard County, FL, Housing Finance Authority, "B", GNMA,
6.5%, 2022                                                                327          341,676
----------------------------------------------------------------------------------------------
Calcasieu Parish, LA, Public Trust Authority, Single
Family Mortgage Rev. "A", GNMA, 6.05%, 2032                               540          574,609
----------------------------------------------------------------------------------------------
California Rural Home Mortgage Finance Authority Rev.,
GNMA, 6.55%, 2030                                                         295          312,850
----------------------------------------------------------------------------------------------
Chicago, IL, Single Family Mortgage Rev., GNMA, 7.05%, 2030                35           36,197
----------------------------------------------------------------------------------------------
Cook County, IL, Single Family Mortgage Rev., "A", 0%, 2015               715          207,858
----------------------------------------------------------------------------------------------
De Kalb, IL, Single Family Mortgage Rev., GNMA, 7.45%, 2009                 5            5,004
----------------------------------------------------------------------------------------------
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA,
6.625%, 2023                                                              510          563,958
----------------------------------------------------------------------------------------------
Jefferson Parish, LA, Single Family Mortgage Rev., GNMA,
6.75%, 2030                                                               205          216,105
----------------------------------------------------------------------------------------------
Lee County, FL, Housing Finance Authority Rev., GNMA, 7%, 2031             50           51,612
----------------------------------------------------------------------------------------------
Maricopa County, AZ, Single Family Mortgage Rev. "B",
GNMA, 6.2%, 2034                                                          420          461,051
----------------------------------------------------------------------------------------------
Pima County, AZ, Industrial Development Authority, GNMA,
7.05%, 2030                                                               465          482,898
----------------------------------------------------------------------------------------------
San Bernardino County, CA, Single Family Mortgage Rev.,
GNMA, 7.375%, 2020                                                         30           31,048
----------------------------------------------------------------------------------------------
Sedgwick & Shawnee Counties, KS, Single Family Housing
Rev., "B", GNMA, 3.25%, 2027                                              415          453,425
----------------------------------------------------------------------------------------------
Sedgwick & Shawnee Counties, KS, Single Family Housing
Rev., GNMA, 6.875%, 2026                                                  340          355,399
----------------------------------------------------------------------------------------------
Sedgwick & Shawnee Counties, KS, Single Family Housing
Rev., GNMA, 6.45%, 2029 - 2033                                          1,660        1,813,992
----------------------------------------------------------------------------------------------
Sedgwick & Shawnee Counties, KS, Single Family Housing
Rev., GNMA, 4%, 2035                                                      500          537,725
----------------------------------------------------------------------------------------------
                                                                                    $9,914,177
----------------------------------------------------------------------------------------------
Single Family Housing - State - 3.0%
----------------------------------------------------------------------------------------------
California Housing Finance Agency Rev., Home Mortgage,
MBIA, 0%, 2027 - 2028                                                  $3,055         $874,147
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 7.15%, 2014                     22           22,590
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 7.45%, 2016                     70           71,189
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.75%, 2021                     85           86,807
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 5.9%, 2023                     275          290,381
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.1%, 2023                     150          156,857
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 7.4%, 2027                      65           65,391
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.875%, 2028                   225          232,549
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.8%, 2030                     170          175,214
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.6%, 2032                     305          319,448
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.375%, 2033                   175          187,430
----------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority Rev., 6.55%, 2033                    170          179,508
----------------------------------------------------------------------------------------------
Louisiana Housing Finance Agency, Single Family Mortgage
Rev., GNMA, 7.55%, 2031                                                   225          243,101
----------------------------------------------------------------------------------------------
Louisiana Housing Finance Agency, Single Family Mortgage
Rev., GNMA, 6.4%, 2032                                                    320          335,219
----------------------------------------------------------------------------------------------
Minnesota Housing Finance Agency Rev., Residential
Housing Finance "B", 4.8%, 2023                                           290          298,059
----------------------------------------------------------------------------------------------
Missouri State Housing Development Commission, Single
Family Mortgage Rev. (Home Loan Program), GNMA,
6.7%, 2030                                                                430          450,739
----------------------------------------------------------------------------------------------
Missouri State Housing Development Commission, Single
Family Mortgage Rev. (Home Loan Program), GNMA, 6.35%, 2032               390          412,913
----------------------------------------------------------------------------------------------
Missouri State Housing Development Commission, Single
Family Mortgage Rev. (Home Loan Program), GNMA, 6.85%, 2032               335          372,969
----------------------------------------------------------------------------------------------
Missouri State Housing Development Commission, Single
Family Mortgage Rev. (Home Loan Program), GNMA, 6.75%, 2034               210          226,321
----------------------------------------------------------------------------------------------
Nebraska Investment Finance Authority Rev., GNMA,
5.6%, 2020                                                                 40           41,258
----------------------------------------------------------------------------------------------
New Hampshire Housing Finance Authority Rev., 5.875%, 2030                190          198,793
----------------------------------------------------------------------------------------------
New Hampshire Housing Finance Authority Rev., 6.3%, 2031                  200          217,166
----------------------------------------------------------------------------------------------
New Mexico Mortgage Finance Authority Rev., 7.1%, 2030                    150          162,566
----------------------------------------------------------------------------------------------
New Mexico Mortgage Finance Authority Rev., GNMA, 6.25%, 2032             595          633,306
----------------------------------------------------------------------------------------------
New Mexico Mortgage Finance Authority Rev., GNMA, 6.35%, 2033             295          317,004
----------------------------------------------------------------------------------------------
North Dakota Housing Finance Agency Rev., Housing
Finance, 5%, 2033                                                         555          563,297
----------------------------------------------------------------------------------------------
Oklahoma Housing Finance Agency, 6.65%, 2029                            1,485        1,601,573
----------------------------------------------------------------------------------------------
Phoenix, AZ, Single Family Mortgage Rev., GNMA, 6.1%, 2028                125          133,758
----------------------------------------------------------------------------------------------
Texas Housing & Community Affairs, Residential Mortgage
Rev., GNMA, 7.1%, 2021                                                  1,070        1,124,613
----------------------------------------------------------------------------------------------
Vermont Housing Finance Agency Rev., FSA, 4.95%, 2032                     410          426,781
----------------------------------------------------------------------------------------------
West Virginia State, Housing Development Fund Rev., 0%, 2037            1,330          227,457
----------------------------------------------------------------------------------------------
                                                                                   $10,648,404
----------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.1%
----------------------------------------------------------------------------------------------
Delaware County, PA, Industrial Development Authority
Rev. (American Ref-fuel Co.), 6.2%, 2019                                 $500         $520,465
----------------------------------------------------------------------------------------------
Delaware County, PA, Industrial Development Authority
Rev. (American Ref-fuel Co.), "A", 6.1%, 2005                             875          890,426
----------------------------------------------------------------------------------------------
Hudson County, NJ, Solid Waste System Rev., 5.9%, 2015                    880          878,126
----------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency Rev. (Ogden
Haverhill Associates), 6.7%, 2014                                         700          748,489
----------------------------------------------------------------------------------------------
Massachusetts Industrial Finance Agency Rev., Resource
Recovery Rev. (Odgen Haverhill Associates), 5.6%, 2019                  1,000          994,320
----------------------------------------------------------------------------------------------
                                                                                    $4,031,826
----------------------------------------------------------------------------------------------
State & Local Appropriation - 3.6%
----------------------------------------------------------------------------------------------
Alabama Building Renovation Authority, AMBAC, 6%, 2018                   $760         $890,804
----------------------------------------------------------------------------------------------
Alabama State Public School & College, Capital
Improvement, "D", 6%, 2015                                              2,850        3,320,421
----------------------------------------------------------------------------------------------
Chicago, IL, Public Building Commission Rev., RITES,
FGIC, 8.836%, 2016 - 2017+(+)                                           2,750        3,497,325
----------------------------------------------------------------------------------------------
Massachusetts State Development Finance Agency (Visual &
Performing Arts), 6%, 2021                                              1,000        1,204,830
----------------------------------------------------------------------------------------------
Michigan State Certificates of Participation, AMBAC,
5.5%, 2020                                                              1,250        1,394,538
----------------------------------------------------------------------------------------------
New Mexico Finance Authority Rev., Court Facilities Fee
Rev., MBIA, 5.5%, 2020                                                    475          531,454
----------------------------------------------------------------------------------------------
New York State Urban Development Corp., Correctional
Facilities Service Contract C, AMBAC, 5.875%, 2019                      1,000        1,168,570
----------------------------------------------------------------------------------------------
Stafford, TX, Economic Development Corp., FGIC, 6%, 2015                  525          630,961
----------------------------------------------------------------------------------------------
                                                                                   $12,638,903
----------------------------------------------------------------------------------------------
Student Loan Revenue - 0.9%
----------------------------------------------------------------------------------------------
Access to Loans for Learning, California Student Loan
Rev., 7.95%, 2030                                                        $650         $681,460
----------------------------------------------------------------------------------------------
Arizona Student Loan Acquisition Authority Rev., 5.8%, 2016               675          728,035
----------------------------------------------------------------------------------------------
Arizona Student Loan Acquisition Authority Rev., 5.85%, 2017              700          752,745
----------------------------------------------------------------------------------------------
Massachusetts Educational Financing Authority, Refunding
Issue G, "A", MBIA, 6.1%, 2018                                            835          873,418
----------------------------------------------------------------------------------------------
                                                                                    $3,035,658
----------------------------------------------------------------------------------------------
Tax - Other - 1.0%
----------------------------------------------------------------------------------------------
Houston, TX, Certificate of Participation, 6.3%, 2020                  $1,000       $1,103,310
----------------------------------------------------------------------------------------------
New York, NY, Transitional, Future Tax Secured, "A",
6%, 2017(++)                                                            2,000        2,383,280
----------------------------------------------------------------------------------------------
                                                                                    $3,486,590
----------------------------------------------------------------------------------------------
Tax Assessment - 1.6%
----------------------------------------------------------------------------------------------
Broadview, IL, Tax Increment Rev., 5.25%, 2012                         $1,000       $1,047,790
----------------------------------------------------------------------------------------------
Capital Region Community Development District of Florida,
Capital Improvement Rev., 5.95%, 2006                                     165          167,653
----------------------------------------------------------------------------------------------
Greyhawk Landing Community Development, 6.25%, 2009                       410          421,673
----------------------------------------------------------------------------------------------
Katy, TX, Development Authority Rev., 5.8%, 2011                          970        1,018,122
----------------------------------------------------------------------------------------------
Katy, TX, Development Authority Rev., 6%, 2018                          1,500        1,539,555
----------------------------------------------------------------------------------------------
Panther Trace, FL, Community Development District Rev.,
6.5%, 2009                                                                370          379,479
----------------------------------------------------------------------------------------------
Preserve At Wilderness Lake, "B", 5%, 2009                                525          522,659
----------------------------------------------------------------------------------------------
Renaissance Community Development, "B", 6.25%, 2008                       605          623,816
----------------------------------------------------------------------------------------------
                                                                                    $5,720,747
----------------------------------------------------------------------------------------------
Tobacco - 1.6%
----------------------------------------------------------------------------------------------
Badger Tobacco, WI (Asset Securitization Corp.), 6.125%, 2027          $1,000         $968,010
----------------------------------------------------------------------------------------------
District of Columbia, Tobacco Settlement, 6.25%, 2024                     435          425,652
----------------------------------------------------------------------------------------------
Golden State Tobacco Securization, CA, 5.375%, 2028                     1,500        1,514,835
----------------------------------------------------------------------------------------------
Guam Economic Development Authority, 5%, 2022                             215          217,668
----------------------------------------------------------------------------------------------
Iowa Tobacco Settlement Authority, 5.3%, 2025                             750          654,090
----------------------------------------------------------------------------------------------
Louisana Tobacco Settlement Authority, 5.5%, 2030                         350          313,891
----------------------------------------------------------------------------------------------
New Jersey Tobacco Settlement Authority, 5.75%, 2032                      600          557,436
----------------------------------------------------------------------------------------------
Rhode Island Tobacco Settlement Authority, 6%, 2023                       250          240,043
----------------------------------------------------------------------------------------------
South Carolina Tobacco Settlement Rev. Management
Authority, 6.375%, 2028                                                   500          480,025
----------------------------------------------------------------------------------------------
Washington Tobacco Settlement Authority, 6.5%, 2026                       200          196,456
----------------------------------------------------------------------------------------------
                                                                                    $5,568,106
----------------------------------------------------------------------------------------------
Toll Roads - 1.8%
----------------------------------------------------------------------------------------------
New Jersey Turnpike Authority Rev., MBIA, 6.5%, 2016                   $1,450       $1,796,231
----------------------------------------------------------------------------------------------
Northwest Parkway Public Highway Authority Co. Rev.,
Capital Appreciation "B", AMBAC, 0%, 2018                                 750          369,203
----------------------------------------------------------------------------------------------
San Joaquin Hills, CA, Transportation Corridor Agency,
Toll Road Rev., 0%, 2009(++)                                            1,000          877,530
----------------------------------------------------------------------------------------------
Triborough Bridge & Tunnel Authority, NY, 5.5%, 2017(++)                3,000        3,518,550
----------------------------------------------------------------------------------------------
                                                                                    $6,561,514
----------------------------------------------------------------------------------------------
Transportation - Special Tax - 3.0%
----------------------------------------------------------------------------------------------
Allegheny County, PA, Port Authority Special Rev., MBIA,
6.25%, 2017(++)                                                        $1,000       $1,188,600
----------------------------------------------------------------------------------------------
Dallas, TX, Rapid Transit, AMBAC, 5.375%, 2016 - 2017                   1,000        1,107,735
----------------------------------------------------------------------------------------------
New Jersey Economic Development Authority Rev.,
Transportation Project Sublease "A", FSA, 6%, 2016(++)                    325          381,404
----------------------------------------------------------------------------------------------
Pennsylvania State Turnpike Commission Oil, "A", AMBAC,
5.25%, 2018                                                               850          928,727
----------------------------------------------------------------------------------------------
Pennsylvania State Turnpike Commission Oil, "A", AMBAC,
5.25%, 2018(++)                                                         1,150        1,267,013
----------------------------------------------------------------------------------------------
Regional Transportation Authority, IL, FSA, 5.75%, 2017                 5,000        5,915,600
----------------------------------------------------------------------------------------------
                                                                                   $10,789,079
----------------------------------------------------------------------------------------------
Universities - Colleges - 5.1%
----------------------------------------------------------------------------------------------
Amherst, NY, Industrial Development Agency Rev. (Daemen
College), 6%, 2021                                                     $1,000       $1,059,600
----------------------------------------------------------------------------------------------
California Education Facilities Authority Rev. (L.A.
College of Chiropractic), 5.6%, 2017                                      250          240,503
----------------------------------------------------------------------------------------------
Houston, TX, Community College Systems, MBIA, 7.875%,
2025                                                                    1,650        2,166,500
----------------------------------------------------------------------------------------------
Islip, NY, Community Development Agency Rev. (New York
Institute of Technology), 7.5%, 2026(++)                                2,000        2,265,480
----------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency Rev. (Boston
University), XLCA, 6%, 2059                                             1,250        1,482,813
----------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency Rev.
(Massachusetts College of Pharmacy), 6.625%, 2020                         100          109,319
----------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency Rev., College
Issue, "B", XLCA, 5.25%, 2033                                           2,000        2,105,080
----------------------------------------------------------------------------------------------
Northern Illinois University Rev., Auxiliary Facilities
Systems, AMBAC, 5.875%, 2018                                            1,370        1,559,060
----------------------------------------------------------------------------------------------
Savannah, GA, Economic Development Authority Rev.
(College of Art & Design, Inc.), 6.5%, 2013(++)                           500          560,305
----------------------------------------------------------------------------------------------
St. Joseph County, IN, Educational Facilities Rev.
(University of Notre Dame), 6.5%, 2026                                  1,000        1,273,830
----------------------------------------------------------------------------------------------
Tulsa, OK, Industrial Authority Rev. (University of
Tulsa), "A", MBIA, 6%, 2016                                             1,250        1,518,475
----------------------------------------------------------------------------------------------
Upland, IN, Economic Development Rev. (Taylor
University), 6%, 2018                                                     435          486,643
----------------------------------------------------------------------------------------------
Upland, IN, Economic Development Rev. (Taylor
University), 6.25%, 2023                                                  520          568,844
----------------------------------------------------------------------------------------------
Virginia College Building Authority, VA, Public Higher
Education Financing, "A", 5.75%, 2019                                   2,295        2,622,060
----------------------------------------------------------------------------------------------
                                                                                   $18,018,512
----------------------------------------------------------------------------------------------
Universities - Secondary Schools - 1.7%
----------------------------------------------------------------------------------------------
California Statewide Community Development Authority
(Escondido Charter High School), 7.5%, 2036                              $500         $508,430
----------------------------------------------------------------------------------------------
Clark County, NV, Economic Development Rev. (Alexander
Dawson School), 5.5%, 2020                                              1,500        1,568,715
----------------------------------------------------------------------------------------------
Maine Finance Authority, Educational Rev. (Waynflete
School), 6.4%, 2019                                                     1,000        1,085,710
----------------------------------------------------------------------------------------------
Maine Finance Authority, Educational Rev. (Waynflete
School), 6.5%, 2029                                                     1,000        1,073,750
----------------------------------------------------------------------------------------------
Michigan Municipal Bond Authority Rev. (Detroit Academy
of Arts & Sciences), 8%, 2031                                             300          295,959
----------------------------------------------------------------------------------------------
Michigan Municipal Bond Authority Rev. (YMCA Service
Learning Academy), 7.625%, 2021                                           400          405,932
----------------------------------------------------------------------------------------------
New Hampshire Health & Education (Derryfield School),
6.5%, 2010                                                                425          436,730
----------------------------------------------------------------------------------------------
Pima County, AZ, Industrial Development Authority,
6.75%, 2031                                                               500          508,985
----------------------------------------------------------------------------------------------
                                                                                    $5,884,211
----------------------------------------------------------------------------------------------
Utilities - Cogeneration - 1.5%
----------------------------------------------------------------------------------------------
Carbon County, PA, Industrial Development Authority Rev.
(Panther Creek Partners), 6.65%, 2010                                    $700         $766,248
----------------------------------------------------------------------------------------------
Klamath Falls, OR, Electric Rev. (Klamath Cogeneration),
6%, 2025                                                                2,000        1,996,980
----------------------------------------------------------------------------------------------
Mecklenburg County, VA, Industrial Development Authority
Rev. (UAE Mecklenburg, LP), 6.5%, 2017                                    700          719,446
----------------------------------------------------------------------------------------------
Pittsylvania County, VA, Industrial Development Authority
Rev. (Multi-trade of Pittsylvania), 7.5%, 2014                          2,000        2,007,480
----------------------------------------------------------------------------------------------
                                                                                    $5,490,154
----------------------------------------------------------------------------------------------
Utilities - Investor Owned - 4.1%
----------------------------------------------------------------------------------------------
Apache County, AZ, Industrial Development Authority,
Pollution Control Rev. (Tuscon Electric Power Co.),
5.875%, 2033                                                           $1,000         $977,680
----------------------------------------------------------------------------------------------
Brazos River Authority, Pollution Control Rev. (TXU
Corp.), 6.3%, 2032                                                        250          262,645
----------------------------------------------------------------------------------------------
California Pollution Control Financing Authority,
Pollution Control Rev. (Pacific Gas & Electric Co.),
5.85%, 2023                                                               350          350,077
----------------------------------------------------------------------------------------------
California Pollution Control Financing Authority,
Pollution Control Rev. (Pacific Gas & Electric Co.),
MBIA, 5.35%, 2016                                                       1,600        1,749,728
----------------------------------------------------------------------------------------------
California Pollution Control Financing Authority,
Pollution Control Rev. (Southern California Edison Co.),
6.4%, 2024                                                                500          507,535
----------------------------------------------------------------------------------------------
Connecticut Development Authority, Pollution Control Rev.
(Connecticut Light & Power Co.), 5.85%, 2028                            1,000        1,055,190
----------------------------------------------------------------------------------------------
Farmington, NM, Pollution Control Rev. (New Mexico Public
Service), 6.3%, 2016                                                      565          590,617
----------------------------------------------------------------------------------------------
Farmington, NM, Pollution Control Rev. (New Mexico Public
Service), 5.8%, 2022                                                      500          511,250
----------------------------------------------------------------------------------------------
Farmington, NM, Pollution Control Rev. (New Mexico Public
Service), 6.375%, 2022                                                  1,000        1,058,420
----------------------------------------------------------------------------------------------
Matagorda County, TX, Pollution Control Rev. (Central
Power & Light Co.), 4.55%, 2029                                         1,000        1,044,890
----------------------------------------------------------------------------------------------
Matagorda County, TX, Pollution Control Rev. (Reliant
Energy), 5.95%, 2030                                                      750          743,175
----------------------------------------------------------------------------------------------
New Hampshire Industrial Development Authority, Pollution
Control (CT Light and Power), 5.9%, 2016                                  500          535,250
----------------------------------------------------------------------------------------------
Pima County, AZ, Industrial Development Authority Rev.
(Tucson Electric Power Co.), 6.1%, 2025                                 2,000        1,955,100
----------------------------------------------------------------------------------------------
Port Morrow, OR, Pollution Control Rev. (Portland General
Electric), 5.2%, 2033                                                     350          378,749
----------------------------------------------------------------------------------------------
Sabine River Authority, TX, Pollution Control Rev. (TXU
Electric Co.) "A", 5.5%, 2022                                             500          543,905
----------------------------------------------------------------------------------------------
West Feliciana Parish, LA, Pollution Control Rev. (Energy
Gulf States), 6.6%, 2028                                                1,665        1,699,998
----------------------------------------------------------------------------------------------
West Feliciana Parish, LA, Pollution Control Rev. (Gulf
States Utilities), 7.7%, 2014                                             450          459,581
----------------------------------------------------------------------------------------------
                                                                                   $14,423,790
----------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 6.4%
----------------------------------------------------------------------------------------------
Austin, TX, Utility Systems Rev., AMBAC, 6.75%, 2011                   $1,500       $1,847,265
----------------------------------------------------------------------------------------------
California State, Department of Water Resources Power
Supply Rev., "A", 5.125%, 2018                                            750          788,775
----------------------------------------------------------------------------------------------
Georgia Municipal Electric Power Authority Rev., MBIA,
6.375%, 2016                                                            2,000        2,477,120
----------------------------------------------------------------------------------------------
Georgia Municipal Electric Power Authority Rev., MBIA,
6.5%, 2020                                                              7,350        9,272,739
----------------------------------------------------------------------------------------------
Intermountain Power Agency, UT, "A", MBIA, 5%, 2019                     2,050        2,149,118
----------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency, Catawba Electric
Rev., 6.375%, 2013                                                        750          855,878
----------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency, Catawba Electric
Rev., MBIA, 7%, 2007                                                    3,250        3,694,860
----------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency, ROLs, MBIA,
9.358%, 2019+(+)                                                        1,500        1,761,090
----------------------------------------------------------------------------------------------
                                                                                   $22,846,845
----------------------------------------------------------------------------------------------
Water & Sewer Utility Revenue - 4.6%
----------------------------------------------------------------------------------------------
Atlanta, GA, Water & Wastewater Rev., RITES, FGIC,
9.4853%, 2016+(+)                                                      $1,000       $1,341,340
----------------------------------------------------------------------------------------------
Forsyth County, GA, Water & Sewage Authority, 6.25%, 2020(++)           1,170        1,406,785
----------------------------------------------------------------------------------------------
Las Vegas Valley, NV, Water District Refunding & Water
Improvement, "A", FGIC, 5%, 2032                                          575          594,251
----------------------------------------------------------------------------------------------
Massachusetts Water Resources Authority, 6.5%, 2019                     5,965        7,366,298
----------------------------------------------------------------------------------------------
New York State Environmental Facilities, 5%, 2016(++)                   1,000        1,085,184
----------------------------------------------------------------------------------------------
Pittsburgh, PA, Water & Sewer Authority Rev., "C", FSA,
5.25%, 2022                                                             2,000        2,095,380
----------------------------------------------------------------------------------------------
Pittsburgh, PA, Water & Sewer Authority Rev., FGIC,
0%, 2017 - 2018                                                         4,600        2,465,439
----------------------------------------------------------------------------------------------
                                                                                   $16,354,677
----------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $321,955,038)                             $350,945,130
----------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.5%
----------------------------------------------------------------------------------------------
Allegheny County, PA, Hospital Development Authority Rev.
(Presbyterian University Hospital), due 4/07/04                          $100         $100,000
----------------------------------------------------------------------------------------------
Bay Area Toll Authority, CA, Toll Bridge Rev. "A",
due 4/07/04                                                               900          900,000
----------------------------------------------------------------------------------------------
Illinois Development Finance Authority Rev. (Jewish Fed
Met Chicago), due 4/01/04                                                 700          700,000
----------------------------------------------------------------------------------------------
Massachusetts Water Resources Authority, due 4/07/04                      200          200,000
----------------------------------------------------------------------------------------------
Pinellas County, FL, Health Facilities Authority Rev.,
Pooled Hospital Loan Program, due 4/01/04                                 100          100,000
----------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost,
$2,000,000)                                                                         $2,000,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $323,955,038)                                 $352,945,130
----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.6%                                                1,954,477
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $354,899,607
----------------------------------------------------------------------------------------------
  + Restricted security.
 (+) Inverse floating rate security.
(++) Refunded bond.
  ## SEC Rule 144A restriction.
  ** Non-income producing security - in default.

The following abbreviations for insurers and inverse floater are used in the Portfolio of
Investments and are defined:

Insurers                                           Inverse Floaters

AMBAC       =  AMBAC Indemnity Corp.               RITES  =  Residual Interest Tax-Exempt Security
CONNIE LEE  =  Connie Lee Insurance Co.            ROLS   =  Residual Option Longs
FGIC        =  Financial Guaranty Insurance Co.
FSA         =  Financial Security Assurance Inc.
GNMA        =  Government National Mortgage Assn.
MBIA        =  Municipal Bond Investors Corp.
PSF         =  Permanent School Fund
XLCA        =  XL Capital Insurance Co.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 3/31/04

ASSETS
Investments, at value (identified cost, $323,955,038)           $352,945,130
--------------------------------------------------------------------------------------------------
Cash                                                                 126,734
--------------------------------------------------------------------------------------------------
Receivable for investments sold                                      391,114
--------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                      429,029
--------------------------------------------------------------------------------------------------
Interest receivable                                                5,192,874
--------------------------------------------------------------------------------------------------
Other assets                                                           5,093
--------------------------------------------------------------------------------------------------
Total assets                                                                          $359,089,974
--------------------------------------------------------------------------------------------------

LIABILITIES
Distributions payable                                             $1,347,887
--------------------------------------------------------------------------------------------------
Payable for investments purchased                                    523,096
--------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 1,173,275
--------------------------------------------------------------------------------------------------
Unrealized depreciation on interest rate swap agreements             410,275
--------------------------------------------------------------------------------------------------
Unrealized depreciation on rate lock swap agreements                 604,465
--------------------------------------------------------------------------------------------------
Payable to affiliates
--------------------------------------------------------------------------------------------------
  Management fee                                                       2,911
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                          6,925
--------------------------------------------------------------------------------------------------
  Distribution and service fee                                         4,283
--------------------------------------------------------------------------------------------------
  Administrative fee                                                     160
--------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               117,090
--------------------------------------------------------------------------------------------------
Total liabilities                                                                       $4,190,367
--------------------------------------------------------------------------------------------------
Net assets                                                                            $354,899,607
--------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
Paid-in capital                                                 $333,565,802
--------------------------------------------------------------------------------------------------
Unrealized appreciation on investments                            27,975,352
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                      (6,065,645)
--------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income        (575,902)
--------------------------------------------------------------------------------------------------
Total                                                                                 $354,899,607
--------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                               40,755,722
--------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares

  Net assets                                                    $264,797,121
--------------------------------------------------------------------------------------------------
  Shares outstanding                                              30,423,660
--------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $8.70
--------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$8.70)                                                 $9.13
--------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                     $52,594,210
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               6,034,345
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $8.72
--------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                     $37,508,276
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               4,297,717
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $8.73
--------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 3/31/04

NET INVESTMENT INCOME (LOSS)

Interest income                                                                        $20,967,048
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                   $2,023,439
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                               15,444
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                         523,400
--------------------------------------------------------------------------------------------------
  Service fee (Class A)                                               677,531
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                              568,149
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                              396,835
--------------------------------------------------------------------------------------------------
  Administrative fee                                                   36,295
--------------------------------------------------------------------------------------------------
  Custodian fee                                                       128,905
--------------------------------------------------------------------------------------------------
  Printing                                                             47,014
--------------------------------------------------------------------------------------------------
  Postage                                                              18,187
--------------------------------------------------------------------------------------------------
  Auditing fees                                                        37,724
--------------------------------------------------------------------------------------------------
  Legal fees                                                            4,452
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                        82,241
--------------------------------------------------------------------------------------------------
Total expenses                                                                          $4,559,616
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (3,458)
--------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                        (583,761)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            $3,972,397
--------------------------------------------------------------------------------------------------
Net investment income                                                                  $16,994,651
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized loss (identified cost basis)
--------------------------------------------------------------------------------------------------
  Investment transactions                                           $(768,107)
--------------------------------------------------------------------------------------------------
  Swap transactions                                                  (914,106)
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                                       $(1,682,213)
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
--------------------------------------------------------------------------------------------------
  Investments                                                      $8,952,464
--------------------------------------------------------------------------------------------------
  Swap transactions                                                  (168,327)
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                                      $8,784,137
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                         $7,101,924
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                 $24,096,575
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEAR ENDED 3/31                                              2004                   2003

INCREASE IN NET ASSETS

OPERATIONS
Net investment income                                          $16,994,651            $17,698,859
-------------------------------------------------------------------------------------------------
Net realized loss on investments                                (1,682,213)            (2,870,156)
-------------------------------------------------------------------------------------------------
Net unrealized gain on investments                               8,784,137             13,724,621
---------------------------------------------------------     ------------           ------------
Increase in net assets from operations                         $24,096,575            $28,553,324
---------------------------------------------------------     ------------           ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
-------------------------------------------------------------------------------------------------
  Class A                                                     $(13,264,818)          $(14,303,373)
-------------------------------------------------------------------------------------------------
  Class B                                                       (2,354,471)            (2,694,683)
-------------------------------------------------------------------------------------------------
  Class C                                                       (1,644,710)            (1,663,610)
---------------------------------------------------------     ------------           ------------
Total distributions declared to shareholders                  $(17,263,999)          $(18,661,666)
---------------------------------------------------------     ------------           ------------
Net decrease in net assets from fund
share transactions                                            $(25,385,914)          $(10,929,973)
---------------------------------------------------------     ------------           ------------
Total decrease in net assets                                  $(18,553,338)           $(1,038,315)
---------------------------------------------------------     ------------           ------------

NET ASSETS

At beginning of period                                        $373,452,945           $374,491,260
-------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions in
excess of net investment income of $575,902 and $729,715,
respectively)                                                 $354,899,607           $373,452,945
-------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in this report.

FOR YEAR ENDED 3/31

CLASS A                                              2004              2003              2002             2001            2000
Net asset value, beginning of period                $8.54             $8.32             $8.54            $8.33           $8.97
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(S)(S)#

  Net investment income(S)                          $0.41             $0.41             $0.44            $0.46           $0.48
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                                     0.17              0.25             (0.20)            0.27           (0.59)
----------------------------------------------     ------            ------            ------           ------         -------
Total from investment operations                    $0.58             $0.66             $0.24            $0.73          $(0.11)
----------------------------------------------     ------            ------            ------           ------         -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                       $(0.42)           $(0.44)           $(0.46)          $(0.47)         $(0.47)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                --                --                --            (0.02)          (0.06)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments                                          --                --                --            (0.03)             --
----------------------------------------------     ------            ------            ------           ------         -------
Total distributions declared to
shareholders                                       $(0.42)           $(0.44)           $(0.46)          $(0.52)         $(0.53)
----------------------------------------------     ------            ------            ------           ------         -------
Net asset value, end of period                      $8.70             $8.54             $8.32            $8.54           $8.33
----------------------------------------------     ------            ------            ------           ------         -------
Total return (%)(+)                                  6.94              8.00              2.78             9.06           (1.15)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA(S):

Expenses##                                           0.88              0.90              0.91             0.89            0.88
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                          4.80              4.85              5.12             5.55            5.66
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      9                13                15               15              57
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $264,797          $274,442          $276,719         $255,799        $217,880
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                         $0.40             $0.40             $0.41            $0.44           $0.45
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           1.04              1.05              1.15             1.20            1.20
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                          4.64              4.70              4.88             5.24            5.34
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by $0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

FOR YEAR ENDED 3/31

CLASS B                                              2004              2003              2002             2001            2000
Net asset value, beginning of period                $8.55             $8.33             $8.55            $8.34           $8.98
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(S)(S)#

  Net investment income(S)                          $0.35             $0.35             $0.37            $0.40           $0.42
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                                     0.18              0.24             (0.20)            0.27           (0.59)
----------------------------------------------     ------            ------            ------           ------         -------
Total from investment operations                    $0.53             $0.59             $0.17            $0.67          $(0.17)
----------------------------------------------     ------            ------            ------           ------         -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                       $(0.36)           $(0.37)           $(0.39)          $(0.41)         $(0.41)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                --                --                --            (0.02)          (0.06)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments                                          --                --                --            (0.03)             --
----------------------------------------------     ------            ------            ------           ------         -------
Total distributions declared to
shareholders                                       $(0.36)           $(0.37)           $(0.39)          $(0.46)         $(0.47)
----------------------------------------------     ------            ------            ------           ------         -------
Net asset value, end of period                      $8.72             $8.55             $8.33            $8.55           $8.34
----------------------------------------------     ------            ------            ------           ------         -------
Total return (%)                                     6.27              7.19              2.00             8.24           (1.89)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA(S):

Expenses##                                           1.63              1.65              1.66             1.64            1.63
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                          4.05              4.10              4.37             4.82            4.89
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      9                13                15               15              57
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)         $52,594           $59,591           $61,627          $75,858         $93,656
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                         $0.34             $0.34             $0.35            $0.38           $0.39
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           1.79              1.80              1.90             1.95            1.95
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                          3.89              3.95              4.13             4.51            4.57
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by $0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

FOR YEAR ENDED 3/31

CLASS C                                              2004              2003              2002             2001            2000
Net asset value, beginning of period                $8.56             $8.34             $8.56            $8.35           $8.99
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(S)(S)#

  Net investment income(S)                          $0.35             $0.35             $0.37            $0.40           $0.42
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                                     0.18              0.24             (0.20)            0.27           (0.59)
----------------------------------------------     ------            ------            ------           ------         -------
Total from investment operations                    $0.53             $0.59             $0.17            $0.67          $(0.17)
----------------------------------------------     ------            ------            ------           ------         -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                       $(0.36)           $(0.37)           $(0.39)          $(0.41)         $(0.41)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                --                --                --            (0.02)          (0.06)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments                                          --                --                --            (0.03)             --
----------------------------------------------     ------            ------            ------           ------         -------
Total distributions declared to
shareholders                                       $(0.36)           $(0.37)           $(0.39)          $(0.46)         $(0.47)
----------------------------------------------     ------            ------            ------           ------         -------
Net asset value, end of period                      $8.73             $8.56             $8.34            $8.56           $8.35
----------------------------------------------     ------            ------            ------           ------         -------
Total return (%)                                     6.27              7.18              2.00             8.23           (1.89)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA(S):

Expenses##                                           1.63              1.65              1.66             1.64            1.63
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                          4.05              4.10              4.37             4.80            4.89
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      9                13                15               15              57
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)         $37,508           $39,420           $36,146          $29,257         $26,037
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                         $0.34             $0.34             $0.35            $0.37           $0.39
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                           1.79              1.80              1.90             1.95            1.95
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                          3.89              3.95              4.13             4.49            4.57
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by $0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Municipal Income Fund (the fund) is a diversified series of MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Bonds and other fixed income securities (other than short-term obligations) in the fund's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

SWAP AGREEMENTS - The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party, which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the fund may use swaps to reduce its exposure to interest rate fluctuations. For non-hedging purposes, the fund may use swaps to take a position on anticipated changes in the underlying financial index.

INTEREST RATE SWAP AGREEMENTS - Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example the exchange of fixed rate interest payments for floating rate interest payments which are based on a specific financial index or the exchange of two distinct floating rate payments. The net receivable or payable associated with these payments is accrued daily and is recorded as net interest income or expense. For financial statement purposes, the net interest income or expense periodically recognized for an interest rate swap is recorded in the same line item as any unrealized and realized gains or losses recognized for that instrument. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

RATE LOCK SWAP AGREEMENTS - The fund may enter into rate lock swaps, which are used to reduce the interest rate risk of the portfolio. A rate lock swap is a payment or receipt of cash on a specified future date, calculated as the difference between the strike rate and a specific index yield on that date. The payment received or made at the end of the measurement period is recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended March 31, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for derivatives, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended March 31, 2004 and March 31, 2003 was as follows:

                                                3/31/04        3/31/03
        Distributions declared from tax
        exempt income                       $17,263,999    $18,661,666
        --------------------------------------------------------------

During the year ended March 31, 2004, accumulated distributions in excess of net investment income decreased by $423,161, accumulated net realized loss on investments increased by $394,539, and paid-in capital decreased by $28,622 due to differences between book and tax accounting for amortization and accretion on debt securities, market discount, defaulted bonds, capital losses, interest rate swaps, and a net operating loss. This change had no effect on the net assets or net asset value per share.

At March 31, 2004, accumulated distributions in excess of net investment income and realized loss on investments under book accounting were different from tax accounting due to temporary differences in accounting for capital losses, amortization and accretion on debt securities, and defaulted bonds.

As of March 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

        Undistributed ordinary income                         $987,656
        --------------------------------------------------------------
        Capital loss carryforward                           (6,386,266)
        --------------------------------------------------------------
        Unrealized appreciation                             28,233,998
        --------------------------------------------------------------
        Other temporary differences                         (1,501,583)
        --------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on March 31, 2010, ($1,199,142), March 31, 2011 ($1,101,451), and March 31, 2012 ($4,085,673).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are due to differences in separate class expenses charged. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund's average daily net assets. The investment adviser has contractually agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. From April 1, 2003 to March 1, 2004, MFS reduced the fund's management fee to 0.40% of average daily net assets. As part of the settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the fund's management fee to 0.30% of average daily net assets for the period March 1, 2004 through February 28, 2009. During this time period, the Board of Trustees will continue to review the appropriateness of all advisory fees in accordance with their oversight responsibilities. After February 28, 2009 the management fee will be determined in accordance with then existing review policies approved by the Board of Trustees overseeing the fund. Management fees incurred for the year ended March 31, 2004 were 0.39% of average daily net assets on an annualized basis.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired independent Trustees. Included in Trustees' compensation is a pension expense of $4,850 for retired independent Trustees for the year ended March 31, 2004.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets, subject to a maximum amount, (i.e., each fund will pay the lesser of its allocated costs or a maximum amount based on its average daily net assets). For the year ended March 31, 2004, the maximum amount is based on the following annual percentages of the fund's average daily net assets:

        First $2 billion                                       0.0175%
        --------------------------------------------------------------
        Next $2.5 billion                                      0.0130%
        --------------------------------------------------------------
        Next $2.5 billion                                      0.0005%
        --------------------------------------------------------------
        In excess of $7 billion                                0.0000%
        --------------------------------------------------------------

For the year ended March 31, 2004, the fund paid MFS $36,295, equivalent to 0.0098% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services. The maximum amount that could have been charged to the fund during the period for administrative costs equaled $64,665 or 0.0175 % of average daily net assets.

Effective April 1, 2004 the maximum amount is based on the following annual percentages of the fund's average daily net assets:

        First $2 billion                                      0.01120%
        --------------------------------------------------------------
        Next $2.5 billion                                     0.00832%
        --------------------------------------------------------------
        Next $2.5 billion                                     0.00032%
        --------------------------------------------------------------
        In excess of $7 billion                                0.0000%
        --------------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $71,437 for the year ended March 31, 2004, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                          CLASS A        CLASS B        CLASS C

Distribution Fee                            0.10%          0.75%          0.75%
-------------------------------------------------------------------------------
Service Fee                                 0.25%          0.25%          0.25%
-------------------------------------------------------------------------------
Total Distribution Plan                     0.35%          1.00%          1.00%
-------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended March 31, 2004, amounted to:

                                          CLASS A        CLASS B        CLASS C

Service Fee Retained by MFD               $23,019           $548           $131
-------------------------------------------------------------------------------

Payment of the 0.10% per annum Class A distribution fee will be implemented on such a date as the Trustees of the Trust may determine.

Fees incurred under the distribution plan during the year ended March 31, 2004, were as follows:

                                          CLASS A        CLASS B        CLASS C

Effective Annual Percentage Rates           0.25%          1.00%          1.00%
-------------------------------------------------------------------------------

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 2004, were as follows:
                                           CLASS A       CLASS B        CLASS C

Contingent Deferred Sales Charges Imposed     $200       $89,676        $13,532
-------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the funds' Trustees. As of March 31, 2004, the fee is set at 0.11% of the fund's average daily net assets. Effective April 1, 2004, the fee is set at 0.10% of the fund's average daily net assets. For the year ended March 31, 2004, the fund paid MFSC a fee of $404,262 for shareholder services which amounted to 0.11% of the fund's average net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $38,784 for the year ended March 31, 2004 as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $31,386,264 and $57,641,056, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

        Aggregate cost                                    $323,696,392
        --------------------------------------------------------------
        Gross unrealized appreciation                      $34,185,694
        --------------------------------------------------------------
        Gross unrealized depreciation                       (4,936,956)
        --------------------------------------------------------------
        Net unrealized appreciation                        $29,248,738
        --------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                              Year ended 3/31/04                  Year ended 3/31/03
                                          SHARES            AMOUNT            SHARES            AMOUNT

CLASS A SHARES
Shares sold                              3,923,574        $33,678,836        4,450,257        $37,896,886
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              867,292          7,450,143          945,048          8,059,984
----------------------------------------------------------------------------------------------------------
Shares reacquired                       (6,505,143)       (55,872,881)      (6,507,096)       (55,624,477)
----------------------------------------------------------------------------------------------------------
Net decrease                            (1,714,277)      $(14,743,902)      (1,111,791)       $(9,667,607)
----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                534,325         $4,621,956        1,268,027        $10,847,882
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              133,556          1,149,141          158,423          1,354,185
----------------------------------------------------------------------------------------------------------
Shares reacquired                       (1,602,274)       (13,788,797)      (1,853,374)       (15,811,734)
----------------------------------------------------------------------------------------------------------
Net decrease                              (934,393)       $(8,017,700)        (426,924)       $(3,609,667)
----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                              1,083,331         $9,355,388        1,278,255        $10,973,927
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              125,956          1,084,943          127,218          1,087,463
----------------------------------------------------------------------------------------------------------
Shares reacquired                       (1,515,353)       (13,064,643)      (1,133,632)        (9,714,089)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (306,066)       $(2,624,312)         271,841         $2,347,301
----------------------------------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the year ended March 31, 2004, was $2,445. The fund had no borrowings during the year.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include swap agreements. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Swap Agreements

Interest Rate Swap Agreements

                    NOTIONAL PRINCIPAL                                 CASH FLOWS          UNREALIZED
                        AMOUNT OF            CASH FLOWS PAID            RECEIVED          APPRECIATION
   EXPIRATION         CONTRACT (000)           BY THE FUND             BY THE FUND       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
    11/15/04              4,000               Fixed - 1.945%        Floating - 7 Day        $(24,923)
                                                                     BMA Swap Index
-----------------------------------------------------------------------------------------------------------
    10/31/12              3,750              Floating - 7 Day         Floating - 3M         $(18,674)
                                              BMA Swap Index              LIBOR
                                                                        X 78.875%
-----------------------------------------------------------------------------------------------------------
    12/18/12              7,600              Floating - 7 Day         Floating - 3M         $(40,930)
                                              BMA Swap Index              LIBOR
                                                                        X 78.75%
-----------------------------------------------------------------------------------------------------------
    10/27/14              5,985               Fixed - 3.444%        Floating - 7 Day         $82,408
                                                                     BMA Swap Index
-----------------------------------------------------------------------------------------------------------
     11/9/14              5,985               Fixed - 3.73%         Floating - 7 Day        $(54,991)
                                                                     BMA Swap Index
-----------------------------------------------------------------------------------------------------------
     6/23/19              3,000               Fixed - 4.23%         Floating - 7 Day       $(123,190)
                                                                     BMA Swap Index
-----------------------------------------------------------------------------------------------------------
     7/14/19              2,000               Fixed - 4.137%        Floating - 7 Day        $(50,653)
                                                                     BMA Swap Index
-----------------------------------------------------------------------------------------------------------
     8/4/19               2,500               Fixed - 4.039%        Floating - 7 Day        $(31,405)
                                                                     BMA Swap Index
-----------------------------------------------------------------------------------------------------------
     4/7/24               4,000               Fixed - 4.159%        Floating - 7 Day        $(72,093)
                                                                     BMA Swap Index
-----------------------------------------------------------------------------------------------------------
    10/27/34              3,150              Floating - 7 Day        Fixed - 4.132%         $(79,677)
                                              BMA Swap Index
-----------------------------------------------------------------------------------------------------------
     11/9/34              3,150              Floating - 7 Day        Fixed - 4.322%          $3,853
                                              BMA Swap Index
-----------------------------------------------------------------------------------------------------------
                                                                                           $(410,275)
-----------------------------------------------------------------------------------------------------------

Rate Lock Swap Agreements

   NOTIONAL PRINCIPAL
        AMOUNT OF                                                                 UNREALIZED
     CONTRACT (000)                          DESCRIPTION                         DEPRECIATION
----------------------------------------------------------------------------------------------------
          4,000          Agreement with Merrill Lynch terminating April 7,        $(233,505)
                         2004 to pay the difference between the notional
                         value and the market value of a bond with a 4.842%
                         coupon maturing on April 7, 2024 priced at a yield
                         to maturity equal to the MMD general obligation
                         yeild curve rate for the designated maturity year as
                         of the close of business on the termination date, if
                         negative (receive if positive).
----------------------------------------------------------------------------------------------------
          2,500          Agreement with Merrill Lynch terminating April 13,       $(229,392)
                         2004 to pay the difference between the notional
                         value and the market value of a bond with a 5.106%
                         coupon maturing on April 13, 2025 priced at a yield
                         to maturity equal to the MMD general obligation
                         yeild curve rate for the designated maturity year as
                         of the close of business on the termination date, if
                         negative (receive if positive).
----------------------------------------------------------------------------------------------------
          1,600          Agreement with Goldman Sachs terminating April 14,       $(141,568)
                         2004 to pay the difference between the notional
                         value and the market value of a bond with a 5.10%
                         coupon maturing on April 14, 2025 priced at a yield
                         to maturity equal to the MMD general obligation
                         yeild curve rate for the designated maturity year as
                         of the close of business on the termination date, if
                         negative (receive if positive).
----------------------------------------------------------------------------------------------------
                                                                        Total     $(604,465)
----------------------------------------------------------------------------------------------------

At March 31, 2004, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) RESTRICTED SECURITIES

The fund may invest not more than 15% of its total assets in securities, which are subject to legal or contractual restrictions on resale. At March 31, 2004, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 4.8% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by an independent pricing service, or if not available, at fair value under the direction of the Trustees.

                                                               SHARE/
                                                              PRINCIPAL
                                             DATE OF           AMOUNT
DESCRIPTION                                ACQUISITION      (000 OMITTED)        COST            VALUE

Atlanta, GA, Water & Wastewater Rev.,
RITES, FGIC, 9.4853%, 2016                   4/20/1999          1,000         $1,167,100       $1,341,340
---------------------------------------------------------------------------------------------------------
Chicago, IL (O'Hare International
Airport), RITES, FSA, 9.916%, 2022           8/21/2003          1,500          1,599,660        1,809,030
---------------------------------------------------------------------------------------------------------
Chicago, IL Public Building Commission
Rev., RITES, FGIC, 8.836%, 2016-2017         3/10/1999          2,750          2,957,100        3,497,325
---------------------------------------------------------------------------------------------------------
Commonwealth of Puerto Rico, ROLS, FGIC,
9.896%, 2015                                 7/15/2001          3,000          3,878,760        4,044,300
---------------------------------------------------------------------------------------------------------
Dudley-Charlton, MA, Regional School
District, RITES, FGIC, 9.031%, 2017          5/05/1999          1,495          1,615,945        1,917,637
---------------------------------------------------------------------------------------------------------
Houston, TX, Independent School
District, RITES, PSF, 8.985%, 2017           2/26/1999          2,325          2,440,831        2,723,180
---------------------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency,
ROLs, MBIA, 9.358%, 2019                    10/28/1996          1,500          1,717,980        1,761,090
---------------------------------------------------------------------------------------------------------
                                                                                   Total      $17,093,902
---------------------------------------------------------------------------------------------------------

(9) CONCENTRATION OF CREDIT RISK

At March 31, 2004, 42.0% of securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 15.2% of total investments.

(10) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker- dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of Muncipal Series Trust and the Shareholders of
MFS Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Fund (one of the series constituting MFS Municipal Series Trust) as of March 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Income Fund as of March 31, 2004, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 14, 2004

----------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
----------------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The business address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                                                                    PRINCIPAL OCCUPATIONS & OTHER
                            POSITION(s) HELD          TRUSTEE/OFFICER                  DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH            WITH FUND                  SINCE(1)                        THE PAST FIVE YEARS
-------------------         ----------------          ---------------               -----------------------------
INTERESTED TRUSTEES
John W. Ballen(3)             Trustee and President   August 2001 until            Massachusetts Financial Services Company,
(born 09/12/59)                                       February 2004                Chief Executive Officer and Director (until
                                                                                   February 2004)

Robert J. Manning(3)          Trustee and President   February 2004                Massachusetts Financial Services Company,
(born 10/20/63)                                                                    Chief Executive Officer, President, Chief
                                                                                   Investment Officer and Director

Kevin R. Parke(3)             Trustee                 January 2002 until           Massachusetts Financial Services Company,
(born 12/14/59)                                       February 2004                President, Chief Investment Officer and
                                                                                   Director (until February 2004)

Robert C. Pozen(3)            Trustee                 February 2004                Massachusetts Financial Services Company,
(born 08/08/46)                                                                    Chairman (since February 2004); Harvard Law
                                                                                   School (education), John Olin Visiting
                                                                                   Professor (since July 2002); Secretary of
                                                                                   Economic Affairs, The Commonwealth of
                                                                                   Massachusetts (January 2002 to December
                                                                                   2002); Fidelity Investments, Vice Chairman
                                                                                   (June 2000 to December 2001); Fidelity
                                                                                   Management & Research Company (investment
                                                                                   adviser), President (March 1997 to July
                                                                                   2001); The Bank of New York (financial
                                                                                   services), Director; Bell Canada Enterprises
                                                                                   (telecommunications), Director; Telesat
                                                                                   (satellite communications), Director

Jeffrey L.Shames(3)           Trustee                 October 1993 until           Massachusetts Financial Services Company,
(born 06/02/55)                                       February 2004                Chairman (until February 2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                Chairman                February 1992                Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                                    related services), Director; Eastern
                                                                                   Enterprises (diversified services company),
                                                                                   Chairman, Trustee and Chief Executive Officer
                                                                                   (until November 2000)

Lawrence H. Cohn, M.D.        Trustee                 August 1993                  Brigham and Women's Hospital, Chief of
(born 03/11/37)                                                                    Cardiac Surgery; Harvard Medical School,
                                                                                   Professor of Surgery

David H. Gunning              Trustee                 January 2004                 Cleveland-Cliffs, Inc. (mining products and
(born 05/30/42)                                                                    service provider), Vice Chairman/ Director
                                                                                   (since April 2001); Encinitos Ventures
                                                                                   (private investment company), Principal (1997
                                                                                   to April 2001); Lincoln Electric Holdings,
                                                                                   Inc. (welding equipment manufacturer),
                                                                                   Director; Southwest Gas Corporation (natural
                                                                                   gas distribution company), Director

William R. Gutow              Trustee                 December 1993                Private investor and real estate consultant;
(born 09/27/41)                                                                    Capitol Entertainment Management Company
                                                                                   (video franchise), Vice Chairman

Amy B. Lane                   Trustee                 January 2004                 Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                    Director, Investment Banking Group (1997 to
                                                                                   February 2001); Borders Group, Inc. (book and
                                                                                   music retailer), Director; Federal Realty
                                                                                   Investment Trust (real estate investment
                                                                                   trust), Trustee

Lawrence T. Perera            Trustee                 July 1981                    Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu             Trustee                 August 1982                  Private investor; Harvard University Graduate
(born 04/10/35)                                                                    School of Business Administration, Class of
                                                                                   1961 Adjunct Professor in Entrepreneurship
                                                                                   Emeritus; CBL & Associates Properties, Inc.
                                                                                   (real estate investment trust), Director

J. Dale Sherratt              Trustee                 August 1993                  Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                    specialists), President; Wellfleet
                                                                                   Investments (investor in health care
                                                                                   companies), Managing General Partner (since
                                                                                   1993); Cambridge Nutraceuticals (professional
                                                                                   nutritional products), Chief Executive
                                                                                   Officer (until May 2001)

Elaine R. Smith               Trustee                 February 1992                Independent health care industry consultant
(born 04/25/46)

Ward Smith                    Trustee                 October 1992                 Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)          President and Trustee   February 2004                Massachusetts Financial Services Company,
(born 10/20/63)                                                                    Chief Executive Officer, President, Chief
                                                                                   Investment Officer and Director.

John W. Ballen(3)             President and Trustee   August 2001 until            Massachusetts Financial Services Company,
(born 09/12/59)                                       February 2004                Chief Executive Officer and Director (until
                                                                                   February 2004)

James R. Bordewick, Jr.(3)    Assistant Secretary     September 1990               Massachusetts Financial Services Company,
(born 03/06/59)               and Assistant Clerk                                  Senior Vice President and Associate General
                                                                                   Counsel

Stephen E. Cavan(3)           Secretary and Clerk     December 1989 until          Massachusetts Financial Services Company,
(born 11/06/53)                                       March 2004                   Senior Vice President, General Counsel and
                                                                                   Secretary (until March 2004)

Stephanie A. DeSisto(3)       Assistant Treasurer     May 2003                     Massachusetts Financial Services Company,
(born 10/01/53)                                                                    Vice President (since April 2003); Brown
                                                                                   Brothers Harriman & Co., Senior Vice
                                                                                   President (November 2002 to April 2003); ING
                                                                                   Groep N.V./Aeltus Investment Management,
                                                                                   Senior Vice President (prior to November
                                                                                   2002)

Robert R. Flaherty(3)         Assistant Treasurer     August 2000                  Massachusetts Financial Services Company,
(born 09/18/63)                                                                    Vice President (since August 2000); UAM Fund
                                                                                   Services, Senior Vice President (prior to
                                                                                   August 2000)

Richard M. Hisey(3)           Treasurer               August 2002                  Massachusetts Financial Services Company,
(born 08/29/58)                                                                    Senior Vice President (since July 2002); The
                                                                                   Bank of New York, Senior Vice President
                                                                                   (September 2000 to July 2002); Lexington
                                                                                   Global Asset Managers, Inc., Executive Vice
                                                                                   President and Chief Financial Officer (prior
                                                                                   to September 2000); Lexington Funds, Chief
                                                                                   Financial Officer (prior to September 2000)


Ellen Moynihan(3)             Assistant Treasurer     April 1997                   Massachusetts Financial Services Company,
(born 11/13/57)                                                                    Vice President

James O. Yost(3)              Assistant Treasurer     September 1990               Massachusetts Financial Services Company,
(born 06/12/60)                                                                    Senior Vice President

------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston
    Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect
Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIANS
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

                                                        AUDITORS
DISTRIBUTOR                                             Deloitte & Touche LLP
MFS Fund Distributors, Inc.                             200 Berkeley Street, Boston, MA 02116
500 Boylston Street, Boston, MA 02116-3741

PORTFOLIO MANAGERS
Michael L. Dawson
Geoffrey L. Schechter

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. You should read the prospectus carefully before investing as it contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, and the fees, charges, and expenses involved. These elements, as well as other information contained in the prospectus, should be considered carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION

In January 2005, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004.

For federal income tax purposes, approximately 100% of the total dividends paid by the fund from net investment income during the year ended March 31, 2004, is designated as an exempt-interest dividend.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption shares.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling 202-547-7071, extension 201, by visiting www.jmr-financial.com/MFS or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                              MMI-ANN-5/04 21M

[graphic omitted]

MFS(R) Mutual Funds

ANNUAL REPORT 3/31/04

MFS(R) MUNICIPAL SERIES TRUST

For the States of: Alabama,
Arkansas, California, Florida,
Georgia, Maryland, Massachusetts

A path for pursuing opportunity


                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements. Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------

MFS(R) MUNICIPAL SERIES TRUST

The investment objective of each fund is to seek current income exempt from federal income tax and personal income tax, if any, of the state to which its name refers.

TABLE OF CONTENTS

MFS PRIVACY POLICY
-----------------------------------------------------
LETTER FROM THE CEO                               1
-----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                          3
-----------------------------------------------------
MANAGEMENT REVIEW                                 4
-----------------------------------------------------
PERFORMANCE SUMMARY                               7
-----------------------------------------------------
PORTFOLIO OF INVESTMENTS                         15
-----------------------------------------------------
FINANCIAL STATEMENTS                             50
-----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                    75
-----------------------------------------------------
INDEPENDENT AUDITORS' REPORT                     93
-----------------------------------------------------
TRUSTEES AND OFFICERS                            94
-----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                     96
-----------------------------------------------------
FEDERAL TAX INFORMATION                          97
-----------------------------------------------------
CONTACT INFORMATION                              98
-----------------------------------------------------
ASSET ALLOCATION                                 99

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT             NOT INSURED BY ANY GOVERNMENT AGENCY
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
LETTER FROM THE CEO
-------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to over 50 in April 2004. During that same period, we doubled the average investment experience of our new domestic equity analysts, from 2.6 years to 5.3 years, by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified four senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers will be taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group will work with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team will work with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top- down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This Committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability, both in terms of people and assets under management. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one member of our investment team has voluntarily left the firm over the past six months, based on a decision to retire from the industry. Similarly, our firm's assets under management have remained remarkably steady. We began the year with $140 billion in assets and ended the first quarter with $142 billion in assets. We are very proud to have experienced growth during this period despite the difficult regulatory environment and the relatively flat performance of the stock market.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The recent enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    CEO, President, and Chief Investment Officer
    MFS Investment Management(R)

April 19, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

For the one year period ended March 31, 2004, as a whole, long-term U.S. Treasury bond yields were virtually unchanged. High-grade municipal bond yields declined slightly, allowing municipal bonds in general to modestly outperform Treasuries. Those facts, however, belie the tremendous volatility in the bond market over the 12 months ended March 31, 2004.

In early 2003 and into the first half of the period, we saw a confluence of factors that were positive for bond prices. Geopolitical uncertainty, the hangover from corporate scandals in 2002, and a weak U.S. economy were among the factors that prompted a "flight to quality" by many investors and pushed interest rates down to four-decade lows by June of 2003.

In late June, however, the bond market reversed direction as fixed-income investors became concerned that the economic recovery was accelerating faster than expected. Although stocks had been rising since late March, the catalyst for the bond market appeared to be the Federal Reserve Board's decision on June 25 to lower rates by one-quarter percent rather than one-half percent as many investors had expected. From that date through early September, bond prices fell as rates rose sharply.

In the second half of the period, however, bond prices revived as several factors combined to drive rates down again. Economic reports indicated that inflation was well contained while job growth remained weak. Although most other measures indicated the U.S. economy was improving, we believe investors were concerned that consumer spending might falter because laid-off workers were not finding new jobs. Statistics indicated that a significant portion of U.S. production capacity remained idle. The Fed appeared to sum up the situation in its statements that interest rates could remain low for the foreseeable future. By period-end, interest rates for 10- and 30-year Treasuries were within just four basis points of where they had started the period. (A basis point is 0.01% of interest.)

Municipal bonds generally followed the path of Treasury bonds over the period, but with somewhat smaller swings in yield. However, long-term municipal bonds ended the period yielding about 20 basis points less than they had at the start of the period. Long-term municipal bonds in general saw some price appreciation over the period and outperformed long-term Treasuries. (The principal value and interest on U.S. Treasury securities, however, are guaranteed by the U.S. government if held to maturity.)

We believe the outperformance of municipals was caused by two main factors. First, municipal bonds appreciated from historically low valuations, relative to Treasuries, to more normal valuations. This was in part the result of a growing national debt that put downward pressure on long-term Treasury prices. Second, we believe a decrease in the supply of new municipal issues late in the period put upward pressure on municipal prices.

As the economy improved over the period, it also appeared to us that investors became willing to take on more risk, and the municipal bond market rotated to favor lower-rated, higher-yielding issues. For the period as a whole, lower-quality municipal bonds generally outperformed higher-rated bonds.

HOW WE MANAGE THE FUNDS

All of the MFS state municipal funds are managed with a common investment strategy. There are four key elements to our management strategy: duration, yield curve positioning, credit quality, and sector allocation.

DURATION is a measure of a fund's sensitivity to changes in interest rates. In most market environments, we strive to be neutral in duration relative to our Lipper peers, as we believe that trying to predict the direction of interest rates is a relatively risky investment strategy. However, at times when we believe that interest rates have become excessively low - as we felt they did over the period - and may be about to reverse direction, we may try to protect a fund's principal by making the fund modestly short on duration relative to its Lipper peers. (Shorter duration makes a fund less sensitive to changes in interest rates.)

A YIELD CURVE for bonds shows the relationship between yield and time to maturity. In a majority of market environments, longer-maturity bonds offer higher yields but are more exposed to duration risk - the risk that a change in interest rates may adversely affect a bond's price. In managing the funds, we try to pick what we believe is the optimal spot on the yield curve - a time to maturity that optimizes the combination of yield and risk. Our research for some time has indicated that the 15- to 20-year part of the yield curve is that optimal spot. For example, in our experience a 20-year bond typically has paid 98% of the yield of a similar 30-year bond but carried only 75%-80% of the duration risk of that 30-year bond. For that reason, the funds have tended to be overweighted in bonds with maturities in the 15- to 20-year range.

CREDIT QUALITY refers to the perceived ability of a bond issuer to make interest payments and repay a bond's principal. Major credit-rating agencies rate bonds on a scale that usually runs from "AAA" down to "BBB" for investment-grade bonds, and "BB" and below for lower-quality, noninvestment-grade or so-called "junk" bonds. In general, lower-rated bonds pay higher rates of interest to compensate investors for taking on additional risk. The funds historically have focused on using our bottom-up research to seek out bonds that offer higher yields than average "AAA"-rated insured bonds, yet also offer what we believe is reasonable safety of principal and interest payments to maturity.

SECTOR ALLOCATION refers to a fund's weightings in various types of municipal bond issues, including bonds from industries such as health care, utilities, and airlines. Our research analysts constantly seek out sectors, and individual bonds within those sectors, that we believe will benefit in a given market environment.

FACTORS THAT AFFECTED PERFORMANCE

For the 12-month period ended
March 31, 2004, the following charts indicate the effects of the four factors mentioned above on individual fund performance. These factors may affect fund performance in different ways during other periods, depending on market conditions.

The chart below depicts performance relative to each fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index).

o The DURATION column indicates that the fund's duration had a positive effect ("pos"), a negative effect ("neg"), or no meaningful contribution to relative performance ("neutral"). For the period, all of the funds were short on duration, relative to the Lehman Index, in anticipation of rising rates. However, long-term municipal interest rates declined over the period. Being short on duration thus hurt performance of all of the funds. For most of the funds, duration was the most significant performance detractor over the period.

o YIELD CURVE indicates the effect of the fund's yield curve positioning on performance. Compared with the Lehman Index, all funds were more heavily weighted in bonds on the long end of the yield curve -- bonds with 10 to 30 years remaining to maturity. That overweighting helped during the period because long-term municipal rates came down more than short-term rates, so longer-term bonds experienced more price appreciation. Yield curve positioning therefore helped relative performance of all funds over the period.

o The average CREDIT QUALITY of several of the funds was similar to that of the Lehman Index over the period. The effect of credit quality on relative performance was therefore neutral for those funds. The California fund had a relatively higher level of exposure to areas of the credit spectrum that outperformed over the period, and lower exposure to weaker- performing areas. (Exposure, defined as portfolio weight times duration, is a measure of a sector's contribution to the portfolio's overall sensitivity to interest rate shifts.) The Massachusetts fund had higher exposure to "AAA"-rated and "BB"-rated bonds, which outperformed over the period. For those two funds, credit quality thus had a positive effect on relative performance.

KEY FACTORS IN FUND PERFORMANCE RELATIVE TO BENCHMARK
(THE LEHMAN BROTHERS MUNICIPAL BOND INDEX)

                                YIELD          CREDIT        SECTOR
STATE FUND       DURATION       CURVE         QUALITY      ALLOCATION

Alabama            neg           pos          neutral       neutral
-----------------------------------------------------------------------------
Arkansas           neg           pos          neutral         neg
-----------------------------------------------------------------------------
California         neg           pos            pos         neutral
-----------------------------------------------------------------------------
Florida            neg           pos          neutral       neutral
-----------------------------------------------------------------------------
Georgia            neg           pos          neutral         neg
-----------------------------------------------------------------------------
Maryland           neg           pos          neutral         neg
-----------------------------------------------------------------------------
Massachusetts      neg           pos            pos           neg
-----------------------------------------------------------------------------

o Funds for which SECTOR ALLOCATION was a negative factor were generally underweighted in one or more sectors that outperformed over the period. An underweighting in tobacco bonds, for example, hurt relative performance of the Arkansas fund. Tobacco bonds are state bonds backed by payments under the Master Settlement Agreement (MSA) between the states and the major tobacco companies, in which the states agreed to drop their lawsuits against the firms in return for a series of payments. For much of 2003, tobacco bonds underperformed as other lawsuits raised concerns about the tobacco firms' ability to continue MSA payments. In late 2003 and early 2004, however, those litigation concerns appeared to subside and tobacco bonds rallied; for the one-year period ended March 31, 2004, tobacco bonds outperformed the broad municipal market.

    An underweighting in tobacco bonds and an overweighting in housing bonds detracted from relative results for the Georgia, Maryland, and Massachusetts funds. As mortgage rates remained low for much of the period, the increased risk of prepayment -- from homeowners refinancing their mortgages at lower rates -- caused the housing sector as a whole to underperform the broad market. (Prepayments are generally bad for investors in housing bonds because they are forced to reinvest their proceeds at lower prevailing rates.)

Respectfully,

/s/ Michael L. Dawson                    /s/ Geoffrey L. Schechter

    Michael L. Dawson                        Geoffrey L. Schechter
    Portfolio Manager                        Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04    MFS(R) ALABAMA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

The following information illustrates the historical performance of each fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the average relevant state municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. For those states where Lipper does not track state-specific fund performance, we have provided the average "other state" municipal debt fund returns. Each fund's results have also been compared to the Lehman Brothers Municipal Bond Index, a broad measure of the municipal bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued nationwide, while each of the funds is limited to investing in the bonds of a particular state. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN THE DEDUCTION OF TAXES, IF ANY, THAT REDEEMED, MAY BE WORTH MORE OR LESS A SHAREHOLDER WOULD PAY ON FUND THAN THEIR ORIGINAL COST. THE DISTRIBUTIONS OR THE REDEMPTION OF PERFORMANCE SHOWN DOES NOT REFLECT FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended 3/31/04)

             MFS Alabama        Lehman
            Municipal Bond     Brothers
              Fund --         Municipal
              Class A         Bond Index
----------------------------------------
3/94          $ 9,525          $10,000
3/96           10,869           11,644
3/98           12,622           13,593
3/00           13,149           14,425
3/02           15,041           16,610
3/04           17,400           19,322

TOTAL RETURNS

--------------------
  Average annual
without sales charge
--------------------

  Share class    Inception date      1-yr        3-yr       5-yr       10-yr
------------------------------------------------------------------------------
       A            2/1/1990           5.11%       6.03%      5.59%      6.21%
------------------------------------------------------------------------------
       B            9/7/1993           4.32%       5.24%      4.80%      5.40%
------------------------------------------------------------------------------

--------------------
  Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average Alabama municipal debt fund+   5.26%       5.85%      4.90%      5.62%
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#  5.86%       6.49%      6.00%      6.81%
------------------------------------------------------------------------------

--------------------
  Average annual
 with sales charge
--------------------

------------------------------------------------------------------------------
       A                               0.11%       4.33%      4.57%      5.70%
------------------------------------------------------------------------------
       B                               0.32%       4.33%      4.47%      5.40%
------------------------------------------------------------------------------

--------------------
    Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
       A                               5.11%      19.22%     31.25%     82.68%
------------------------------------------------------------------------------
       B                               4.32%      16.57%     26.42%     69.16%
------------------------------------------------------------------------------
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04    MFS(R) ARKANSAS MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (For the 10-year period ended 3/31/04)

             MFS Arkansas       Lehman
            Municipal Bond     Brothers
              Fund --         Municipal
              Class A         Bond Index
----------------------------------------
3/94          $ 9,525          $10,000
3/96           10,712           11,644
3/98           12,363           13,593
3/00           12,901           14,425
3/02           14,828           16,610
3/04           16,972           19,322



TOTAL RETURNS

--------------------
  Average annual
without sales charge
--------------------

  Share class    Inception date      1-yr        3-yr       5-yr       10-yr
------------------------------------------------------------------------------
       A            2/3/1992           4.53%       6.00%      5.59%      5.95%
------------------------------------------------------------------------------
       B            9/7/1993           3.68%       5.15%      4.75%      5.09%
------------------------------------------------------------------------------

--------------------
  Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average "other state" municipal
debt fund+                             4.24%       4.98%      4.48%      5.46%
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond
Index#                                 5.86%       6.49%      6.00%      6.81%
------------------------------------------------------------------------------

--------------------
  Average annual
 with sales charge
--------------------

------------------------------------------------------------------------------
       A                              -0.44%       4.30%      4.57%      5.43%
------------------------------------------------------------------------------
       B                              -0.32%       4.24%      4.42%      5.09%
------------------------------------------------------------------------------

--------------------
    Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
       A                               4.53%      19.11%     31.24%     78.19%
------------------------------------------------------------------------------
       B                               3.68%      16.27%     26.12%     64.28%
------------------------------------------------------------------------------
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04    MFS(R) CALIFORNIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (For the 10-year period ended 3/31/04)

           MFS California       Lehman
            Municipal Bond     Brothers
              Fund --         Municipal
              Class A         Bond Index
----------------------------------------
3/94          $ 9,525          $10,000
3/96           10,772           11,644
3/98           12,559           13,593
3/00           13,197           14,425
3/02           15,074           16,610
3/04           17,413           19,322

TOTAL RETURNS

--------------------
   Average annual
without sales charge
--------------------

  Share class    Inception date      1-yr        3-yr       5-yr       10-yr
------------------------------------------------------------------------------
       A            6/18/1985          5.22%       6.00%      5.40%      6.22%
------------------------------------------------------------------------------
       B            9/7/1993           4.38%       5.17%      4.57%      5.33%
------------------------------------------------------------------------------
       C            1/3/1994           4.27%       5.04%      4.48%      5.23%
------------------------------------------------------------------------------

--------------------
  Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average California municipal
debt fund+                             5.25%       5.28%      4.77%      6.02%
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond
Index#                                 5.86%       6.49%      6.00%      6.81%
------------------------------------------------------------------------------

--------------------
  Average annual
 with sales charge
--------------------

------------------------------------------------------------------------------
       A                               0.22%       4.30%      4.38%      5.70%
------------------------------------------------------------------------------
       B                               0.38%       4.25%      4.23%      5.33%
------------------------------------------------------------------------------
       C                               3.27%       5.04%      4.48%      5.23%
------------------------------------------------------------------------------

--------------------
    Cumlative
without sales charge
--------------------

------------------------------------------------------------------------------
       A                               5.22%      19.11%     30.09%     82.82%
------------------------------------------------------------------------------
       B                               4.38%      16.31%     25.04%     68.14%
------------------------------------------------------------------------------
       C                               4.27%      15.89%     24.52%     66.43%
------------------------------------------------------------------------------
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04    MFS(R) FLORIDA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (For the 10-year period ended
3/31/04)

              MFS Florida       Lehman
            Municipal Bond     Brothers
              Fund --         Municipal
              Class A         Bond Index
----------------------------------------
3/94          $ 9,525          $10,000
3/96           10,893           11,644
3/98           12,411           13,593
3/00           12,883           14,425
3/02           14,765           16,610
3/04           16,993           19,322

TOTAL RETURNS

--------------------
   Average annual
without sales charge
--------------------

  Share class    Inception date      1-yr        3-yr       5-yr       10-yr
------------------------------------------------------------------------------
       A            2/3/1992           5.20%       6.01%      5.40%      5.96%
------------------------------------------------------------------------------
       B            9/7/1993           4.36%       5.16%      4.58%      5.09%
------------------------------------------------------------------------------

--------------------
  Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average Florida municipal
debt fund+                             4.61%       5.32%      4.62%      5.90%
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond
Index#                                 5.86%       6.49%      6.00%      6.81%
------------------------------------------------------------------------------

--------------------
  Average annual
 with sales charge
--------------------

------------------------------------------------------------------------------
       A                               0.20%       4.30%      4.38%      5.45%
------------------------------------------------------------------------------
       B                               0.36%       4.25%      4.24%      5.09%
------------------------------------------------------------------------------

--------------------
    Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
       A                               5.20%      19.14%     30.09%     78.41%
------------------------------------------------------------------------------
       B                               4.36%      16.31%     25.10%     64.23%
------------------------------------------------------------------------------
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04    MFS(R) GEORGIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (For the 10-year period ended
3/31/04)

              MFS Georgia       Lehman
            Municipal Bond     Brothers
              Fund --         Municipal
              Class A         Bond Index
----------------------------------------
3/94          $ 9,525          $10,000
3/96           10,716           11,644
3/98           12,428           13,593
3/00           12,865           14,425
3/02           14,687           16,610
3/04           16,948           19,322

TOTAL RETURNS

--------------------
  Average annual
without sales charge
--------------------

  Share class    Inception date      1-yr        3-yr       5-yr       10-yr
------------------------------------------------------------------------------
       A            6/6/1988           4.93%       5.94%      5.39%      5.93%
------------------------------------------------------------------------------
       B            9/7/1993           4.15%       5.14%      4.60%      5.13%
------------------------------------------------------------------------------

--------------------
  Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average Georgia municipal
debt fund+                             4.91%       5.41%      4.84%      5.84%
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond
Index#                                 5.86%       6.49%      6.00%      6.81%
------------------------------------------------------------------------------

--------------------
  Average annual
 with sales charge
--------------------

------------------------------------------------------------------------------
       A                              -0.05%       4.23%      4.37%      5.42%
------------------------------------------------------------------------------
       B                               0.15%       4.23%      4.26%      5.13%
------------------------------------------------------------------------------

--------------------
    Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
       A                               4.93%      18.89%     30.00%     77.93%
------------------------------------------------------------------------------
       B                               4.15%      16.24%     25.20%     64.90%
------------------------------------------------------------------------------

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04    MFS(R) MARYLAND MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (For the 10-year period ended
3/31/04)

             MFS Maryland       Lehman
            Municipal Bond     Brothers
              Fund --         Municipal
              Class A         Bond Index
----------------------------------------
3/94          $ 9,525          $10,000
3/96           10,771           11,644
3/98           12,356           13,593
3/00           12,801           14,425
3/02           14,621           16,610
3/04           16,761           19,322

 Total Returns

--------------------
   Average annual
without sales charge
--------------------

  Share class    Inception date      1-yr        3-yr       5-yr       10-yr
------------------------------------------------------------------------------
       A           10/31/1984          4.96%       5.89%      5.27%      5.81%
------------------------------------------------------------------------------
       B            9/7/1993           4.37%       5.24%      4.61%      5.12%
------------------------------------------------------------------------------

--------------------
  Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average Maryland municipal debt
fund+                                  4.59%       5.34%      4.67%      5.64%
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond
Index#                                 5.86%       6.49%      6.00%      6.81%
------------------------------------------------------------------------------

--------------------
  Average annual
 with sales charge
--------------------

------------------------------------------------------------------------------
       A                              -0.02%       4.19%      4.25%      5.30%
------------------------------------------------------------------------------
       B                               0.37%       4.33%      4.27%      5.12%
------------------------------------------------------------------------------

--------------------
    Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
       A                               4.96%      18.75%     29.27%     75.97%
------------------------------------------------------------------------------
       B                               4.37%      16.57%     25.26%     64.79%
------------------------------------------------------------------------------
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04    MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (For the 10-year period ended
3/31/04)

           MFS Massachusetts    Lehman
            Municipal Bond     Brothers
              Fund --         Municipal
              Class A         Bond Index
----------------------------------------
3/94          $ 9,525          $10,000
3/96           10,787           11,644
3/98           12,383           13,593
3/00           12,811           14,425
3/02           14,564           16,610
3/04           16,857           19,322

TOTAL RETURNS

--------------------
   Average annual
without sales charge
--------------------

  Share class    Inception date      1-yr        3-yr       5-yr       10-yr
------------------------------------------------------------------------------
       A            4/9/1985           4.82%       6.01%      5.31%      5.87%
------------------------------------------------------------------------------
       B            9/7/1993           4.14%       5.35%      4.64%      5.18%
------------------------------------------------------------------------------

--------------------
  Average annual
--------------------

Comparative benchmarks
------------------------------------------------------------------------------
Average Massachusetts municipal
debt fund+                             5.11%       5.69%      4.91%      5.93%
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond
Index#                                 5.86%       6.49%      6.00%      6.81%
------------------------------------------------------------------------------

--------------------
  Average annual
 with sales charge
--------------------

------------------------------------------------------------------------------
       A                              -0.16%       4.31%      4.29%      5.36%
------------------------------------------------------------------------------
       B                               0.14%       4.44%      4.30%      5.18%
------------------------------------------------------------------------------

--------------------
    Cumulative
without sales charge
--------------------

------------------------------------------------------------------------------
       A                               4.82%      19.14%     29.51%     76.98%
------------------------------------------------------------------------------
       B                               4.14%      16.93%     25.45%     65.77%
------------------------------------------------------------------------------
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

-------------------------------------------------------------------------------
NOTES TO PERFORMANCE SUMMARY AND RISK CONSIDERATIONS
-------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share performance, including sales charge, reflects the deduction of the maximum 4.75% sales charge. Class B share performance, including sales charge, reflects the deduction of the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

For those funds that offer Class C shares, Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC.

Performance results reflect any applicable subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund's performance would be less favorable. Please see the prospectus and financial statements for complete details.

RISK CONSIDERATIONS

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

If you are not a resident of the state to which a particular fund is targeted, the state tax exemption will not apply.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

By concentrating in one state, the funds are more susceptible to adverse economic, political or regulatory developments affecting that state than are funds that invest more broadly.

Because the funds invest in a limited number of companies a change in one security's value may have a more significant effect on fund values.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS 3/31/04       MFS(R) ALABAMA MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.8%
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PRINCIPAL
                                                                                                             AMOUNT
                             ISSUER                                                                   (000 Omitted)      $ VALUE
----------------------------------------------------------------------------------------------------------------------------------
Airport & Port
Revenue - 3.3%               Alabama Docks Department Facilities Rev., AMBAC, 5.375%, 2017                   $1,000   $1,086,040
----------------------------------------------------------------------------------------------------------------------------------
                             Alabama Docks Department Facilities Rev., MBIA, 5.5%, 2022                       1,000    1,110,220
----------------------------------------------------------------------------------------------------------------------------------
                             Alabama Port Authority Docks Facility MBIA, 5.25%, 2026                          1,000    1,040,820
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,237,080
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -
General Purpose - 12.3%      Gadsden, AL, Warrants, "B", 5.125%, 2028                                        $1,500   $1,573,500
----------------------------------------------------------------------------------------------------------------------------------
                             Hoover, AL, "B", 6%, 2017                                                          500      569,600
----------------------------------------------------------------------------------------------------------------------------------
                             Houston County, AL, AMBAC, 6.25%, 2019                                             750      897,862
----------------------------------------------------------------------------------------------------------------------------------
                             Huntsville, AL, "A", 5.5%, 2020                                                  1,000    1,042,170
----------------------------------------------------------------------------------------------------------------------------------
                             Huntsville, AL, School Warrants, "F", 5%, 2012                                   1,000    1,105,620
----------------------------------------------------------------------------------------------------------------------------------
                             Jefferson County, AL, School Warrants, FSA, 5.5%, 2020                           1,750    1,943,498
----------------------------------------------------------------------------------------------------------------------------------
                             Mobile County, AL, 6%, 2014                                                      1,345    1,570,651
----------------------------------------------------------------------------------------------------------------------------------
                             Russell County, AL, Warrants, "A", AMBAC, 5%, 2017                               1,000    1,091,420
----------------------------------------------------------------------------------------------------------------------------------
                             Saraland, AL, Warrants, MBIA, 5.25%, 2012                                        1,000    1,125,620
----------------------------------------------------------------------------------------------------------------------------------
                             Scottsboro, AL, School Warrants, "A", AMBAC, 5%, 2022                            1,090    1,150,539
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $12,070,480
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -
Improvement - 7.4%           Birmingham, AL, 5.75%, 2019                                                     $2,000   $2,274,440
----------------------------------------------------------------------------------------------------------------------------------
                             Birmingham, AL, "A", 5.75%, 2017                                                 1,000    1,159,270
----------------------------------------------------------------------------------------------------------------------------------
                             Birmingham, AL, Refunding & Capital Improvement, "B", AMBAC, 5.25%,
                             2022                                                                             1,000    1,079,510
----------------------------------------------------------------------------------------------------------------------------------
                             Jefferson County, AL, Capital Improvement & Refunding Warrants, "A",
                             MBIA, 5%, 2023                                                                   1,000    1,040,840
----------------------------------------------------------------------------------------------------------------------------------
                             Montgomery, AL, Warrants, MBIA, 5.1%, 2021                                       1,005    1,062,526
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Municipal Finance Agency, RITES, FSA, 9.6169%, 2017+(+)                500      636,780
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $7,253,366
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -
Schools - 5.2%               Bessemer, AL, School Warrants, AMBAC, 5.5%, 2020                                $2,015   $2,258,190
----------------------------------------------------------------------------------------------------------------------------------
                             Phenix City, AL, AMBAC, 5.65%, 2021                                              1,500    1,668,255
----------------------------------------------------------------------------------------------------------------------------------
                             Tuscaloosa, AL, Warrants, 5.7%, 2018                                             1,000    1,139,980
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,066,425
----------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue -         Alabama Special Care Facilities Financing Authority (Daughters of
Hospitals - 15.6%            Charity), AMBAC, 5%, 2025(++)                                                   $1,500   $1,527,255
----------------------------------------------------------------------------------------------------------------------------------
                             Baldwin County, AL, Eastern Shore Health Care Authority Rev. (Thomas
                             Hospital), 6.75%, 2015                                                             500      518,855
----------------------------------------------------------------------------------------------------------------------------------
                             Birmingham Medical Center, East Alabama, Special Health Care
                             Facilities, Eastern Health Systems, "B", 5%, 2018                                  500      494,690
----------------------------------------------------------------------------------------------------------------------------------
                             Birmingham, AL, Baptist Health Systems, "A", (Baptist Medical
                             Center),
                             5.625%, 2015                                                                       300      323,727
----------------------------------------------------------------------------------------------------------------------------------
                             Birmingham, AL, Special Care Facilities (Children's Hospital), "B",
                             5%, 2016                                                                         1,005    1,099,410
----------------------------------------------------------------------------------------------------------------------------------
                             Cullman, AL, Medical Park, South Clinic, "A", 6.5%, 2023                         1,000    1,008,040
----------------------------------------------------------------------------------------------------------------------------------
                             DCH Health Care Authority, Alabama Facilities Rev., 5.25%, 2016                  1,000    1,060,930
----------------------------------------------------------------------------------------------------------------------------------
                             Houston County, AL, Health Care Authority, AMBAC, 6.125%, 2022                   1,000    1,162,100
----------------------------------------------------------------------------------------------------------------------------------
                             Huntsville, AL, Health Care Authority Rev., 5.625%, 2026                           950      986,927
----------------------------------------------------------------------------------------------------------------------------------
                             Huntsville, AL, Health Care Authority Rev., "A", MBIA, 5%, 2023                  1,000    1,041,560
----------------------------------------------------------------------------------------------------------------------------------
                             Lauderdale County & Florence, AL, Health Care Authority Rev. (Eliza
                             Coffee Memorial Hospital), MBIA, 5.75%, 2008(++)                                 1,000    1,149,010
----------------------------------------------------------------------------------------------------------------------------------
                             Lauderdale County & Florence, AL, Health Care Authority Rev., "A",
                             (Coffee Health Group), MBIA, 5.75%, 2014                                         1,000    1,143,850
----------------------------------------------------------------------------------------------------------------------------------
                             Marshall County, AL, Health Care Authority Rev., "A", 5.75%, 2032                1,000    1,032,090
----------------------------------------------------------------------------------------------------------------------------------
                             Montgomery, AL, Medical Clinic Board Rev. (Jackson Hospital &
                             Clinic), AMBAC, 5.875%, 2016                                                     1,000    1,089,750
----------------------------------------------------------------------------------------------------------------------------------
                             Montgomery, AL, Special Care Facilities Financing Authority Rev., "C"
                             (Baptist Medical Center), FSA, 5.375%, 2019                                      1,150    1,255,397
----------------------------------------------------------------------------------------------------------------------------------
                             Valley, AL, Special Care Facilities Financing Authority Rev., "A"
                             (Lanier Memorial Hospital), 5.65%, 2022                                            425      397,898
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $15,291,489
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Mobile County, AL, Industrial Development Authority Rev. (Ipsco,
Metals - 0.5%                Inc.), 6.875%, 2030                                                               $500     $516,600
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -
Other - 0.5%                 Fairfield, AL, Environment Improvement Rev. (USX Corp.), 5.4%, 2016               $400     $454,636
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -
Paper - 3.2%                 Butler, AL, Solid Waste Disposal Rev. (James River Corp.), 8%, 2028               $150     $154,206
----------------------------------------------------------------------------------------------------------------------------------
                             Camden, AL, Industrial Development Board Exempt Rev., "B",
                             (Weyerhaeuser), 6.375%, 2024                                                       500      530,370
----------------------------------------------------------------------------------------------------------------------------------
                             Mobile, AL, Industrial Development Board Improvement Rev., "A"
                             (International Paper Co.), 6.35%, 2016                                             650      710,418
----------------------------------------------------------------------------------------------------------------------------------
                             Mobile, AL, Industrial Development Board Improvement Rev., "B"
                             (International Paper Co.), 6.45%, 2019                                             350      380,440
----------------------------------------------------------------------------------------------------------------------------------
                             Phenix City, AL, Environmental Improvement Rev., 6.35%, 2035                       750      793,867
----------------------------------------------------------------------------------------------------------------------------------
                             Selma, AL, Industrial Development Board, "A" (International Paper Co.),
                             6.7%, 2018                                                                         500      554,020
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,123,321
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue -      Birmingham, AL, Downtown Redevelopment Authority Rev. (Social
Other - 3.6%                 Security Administrative Building), 12.5%, 2010(++)                              $1,830   $2,427,806
----------------------------------------------------------------------------------------------------------------------------------
                             East Cental, AL, Industrial Development Authority Rev., AMBAC, 5.4%,
                             2015                                                                             1,000    1,103,600
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,531,406
----------------------------------------------------------------------------------------------------------------------------------
Multi-Family Housing         Alabama Housing Finance Authority, Multi-Family Residential
Revenue - 2.5%               Development Rev., "K", (South Bay Apartments), FNMA, 5.875%, 2021                 $960   $1,015,046
----------------------------------------------------------------------------------------------------------------------------------
                             Alabama Housing Finance Authority, Multi-Family Residential
                             Development Rev., FHA, 7.25%, 2023                                               1,185    1,196,542
----------------------------------------------------------------------------------------------------------------------------------
                             Birmingham, AL, Multi-Family Housing Rev., "C" (Beaconview
                             Apartments),
                             8%, 2030                                                                           395       78,577
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Housing Finance Corp., Multi-Family Mortgage Rev., LOC,
                             7.5%, 2015                                                                         200      200,714
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,490,879
----------------------------------------------------------------------------------------------------------------------------------
Single Family Housing -      Alabama Housing Finance Authority, Collateral Home Mortgage Bond
State - 2.5%                 Program II, "B", 5.15%, 2019                                                      $400     $408,824
----------------------------------------------------------------------------------------------------------------------------------
                             Alabama Housing Finance Authority, Single Family Mortgage Rev.,
                             Collateral Home Mortgage Bond Program I, "B", GNMA, 5.7%, 2015                     675      705,314
----------------------------------------------------------------------------------------------------------------------------------
                             Alabama Housing Finance Authority, Single Family Mortgage Rev.,
                             Collateral Home Mortgage Bond Program II, "A", 5.4%, 2022                          895      913,777
----------------------------------------------------------------------------------------------------------------------------------
                             Alabama Housing Finance Authority, Single Family Mortgage Rev.,
                             Collateral Home Mortgage Bond Program II, "B", 5.15%, 2019                         410      419,045
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,446,960
----------------------------------------------------------------------------------------------------------------------------------

State & Local
Appropriation - 8.2%         Alabama Building Renovation Authority, AMBAC, 6%, 2014                          $1,515   $1,782,443
----------------------------------------------------------------------------------------------------------------------------------
                             Alabama Public School & College, Capital Improvement, FGIC, 5.125%,
                             2013                                                                             1,000    1,105,470
----------------------------------------------------------------------------------------------------------------------------------
                             Alabama Public School & College, Capital Improvement, "A", 5%, 2019                500      528,635
----------------------------------------------------------------------------------------------------------------------------------
                             Alabama Public School & College, Capital Improvement, "C", 5.75%,
                             2017 - 2018                                                                      2,035    2,328,939
----------------------------------------------------------------------------------------------------------------------------------
                             Jefferson County, AL, Board of Education, "A", FSA, 5.8%, 2020                     865      967,632
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041%, 2013 - 2016+
                             (+)                                                                              1,000    1,321,080
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $8,034,199
----------------------------------------------------------------------------------------------------------------------------------
Tax - Other - 1.1%           Virgin Islands Public Finance Authority, "A", ASST GTY, 5.5%, 2018              $1,000   $1,051,750
----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.5%               Childrens Trust Fund, Settlement Rev., PR, 5.375%, 2033                           $480     $473,400
----------------------------------------------------------------------------------------------------------------------------------
Universities - Colleges -    Alabama Board of Education Rev. (Shelton State Community College), MBIA,
3.9%                         6%, 2004(++)                                                                    $1,000   $1,044,730
----------------------------------------------------------------------------------------------------------------------------------
                             Alabama Board of Education Rev., Refunding & Improvement (Southern
                             Union State Community College), MBIA, 5%, 2022                                   1,000    1,050,720
----------------------------------------------------------------------------------------------------------------------------------
                             Alabama State Board of Education, Tuition Rev. John C. Calhoun
                             Community College, "A", FGIC, 5.25%, 2023                                          300      321,537
----------------------------------------------------------------------------------------------------------------------------------
                             Auburn University, AL, General Fee Rev., AMBAC, 5.25%, 2016                        750      833,572
----------------------------------------------------------------------------------------------------------------------------------
                             University of Alabama, University Rev., General Fee, FGIC, 5%, 2021                525      557,802
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,808,361
----------------------------------------------------------------------------------------------------------------------------------
Utilities - Municipal
Owned - 10.6%                Alabama Municipal Electric Power Authority, "A", MBIA, 5%, 2023                 $1,000   $1,050,930
----------------------------------------------------------------------------------------------------------------------------------
                             DeKalb & Cherokee County, AL, Gas Rev., AMBAC, 5.4%, 2016                        2,000    2,171,320
----------------------------------------------------------------------------------------------------------------------------------
                             Guam Power Authority Rev., RITES, AMBAC, 9.0426%, 2013+(+)                         500      619,790
----------------------------------------------------------------------------------------------------------------------------------
                             Guam Power Authority Rev., RITES, AMBAC, 8.5426%, 2018+(+)                       4,500    5,051,070
----------------------------------------------------------------------------------------------------------------------------------
                             Southeastern Alabama Gas District Systems Rev., "A", AMBAC, 5.5%, 2020           1,000    1,120,000
----------------------------------------------------------------------------------------------------------------------------------
                             Tuskegee, AL, Utilities Board, AMBAC, 5.5%, 2022                                   400      441,340
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $10,454,450
----------------------------------------------------------------------------------------------------------------------------------
Water & Sewer Utility        Alabama Drinking Water Finance Authority, Revolving Fund Loan, "A",
Revenue - 15.9%              AMBAC, 6%, 2021                                                                   $725     $850,084
----------------------------------------------------------------------------------------------------------------------------------
                             Alabama Drinking Water Finance Authority, Revolving Fund Loan, "C",
                             AMBAC, 5.75%, 2018                                                               1,000    1,146,710
----------------------------------------------------------------------------------------------------------------------------------
                             Alabama Water Pollution Control Authority, Revolving Fund Loan, "A",
                             AMBAC, 5%, 2009                                                                    500      561,180
----------------------------------------------------------------------------------------------------------------------------------
                             Alabama Water Pollution Control Authority, Revolving Fund Loan, "B",
                             AMBAC, 5.5%, 2016 - 2020                                                         2,380    2,575,136
----------------------------------------------------------------------------------------------------------------------------------
                             Alabama Water Pollution Control Authority, Revolving Fund Loan,
                             AMBAC, 5.75%, 2019                                                               1,000    1,133,430
----------------------------------------------------------------------------------------------------------------------------------
                             Bessemer, AL, Water Rev., Warrants, "A", 5.75%, 2026                             1,000    1,095,450
----------------------------------------------------------------------------------------------------------------------------------
                             Jasper, AL, Waterworks & Sewer Board, "A", AMBAC, 5.2%, 2020                       750      804,383
----------------------------------------------------------------------------------------------------------------------------------
                             Jefferson County, AL, Sewer Rev., Capital Improvement Warrants, "A",
                             FGIC, 5.375%, 2009(++)                                                           1,000    1,143,590
----------------------------------------------------------------------------------------------------------------------------------
                             Jefferson County, AL, Sewer Rev., Warrants, "D", FGIC, 5.7%, 2007(++)            1,000    1,118,980
----------------------------------------------------------------------------------------------------------------------------------
                             Limestone County, AL, Water Authority, FGIC, 5.5%, 2026                          2,650    2,893,270
----------------------------------------------------------------------------------------------------------------------------------
                             Madison, AL, Water & Wastewater Board, MBIA, 5.5%, 2019                          1,000    1,099,940
----------------------------------------------------------------------------------------------------------------------------------
                             Mobile, AL, Water & Sewer Commission, FGIC, 5.25%, 2016                          1,000    1,106,430
----------------------------------------------------------------------------------------------------------------------------------
                             Ozark, AL, Utilities Board Water & Sewer Rev. AMBAC, 5%, 2031                      100      103,197
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $15,631,780
----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $86,354,522)                                                                 $94,936,582
----------------------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 2.1%
----------------------------------------------------------------------------------------------------------------------------------
                             Allegheny County, PA, Hospital Development Authority Rev.
                             (Presbyterian University Hospital), due 4/07/04                                   $200     $200,000
----------------------------------------------------------------------------------------------------------------------------------
                             Bay Area Toll Authority, CA, Toll Bridge Rev. "A", due 4/07/04                     100      100,000
----------------------------------------------------------------------------------------------------------------------------------
                             Illinois Health Facilities Authority Rev. (University of Chicago
                             Hospital), due 4/01/04                                                             600      600,000
----------------------------------------------------------------------------------------------------------------------------------
                             Jackson County, MS, Pollution Control Rev. (Chevron U.S.A., Inc.),
                             due 4/01/04                                                                         50       50,000
----------------------------------------------------------------------------------------------------------------------------------
                             Jefferson County, AL, Sewer Rev., due 4/07/04                                    1,115    1,115,000
----------------------------------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost, $2,065,000)                                                        $2,065,000
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $88,419,522)                                                                     $97,001,582
----------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.1%                                                                                  1,041,279
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                                  $98,042,861
----------------------------------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS 3/31/04             MFS(R) ARKANSAS MUNICIPAL BOND FUND

-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds - 95.3%
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PRINCIPAL
                                                                                                             AMOUNT
                             ISSUER                                                                   (000 Omitted)      $ VALUE
----------------------------------------------------------------------------------------------------------------------------------
Airport & Port
Revenue - 1.3%               Little Rock, AR, Airport Rev., "A", FSA, 5.25%, 2019                             $800      $853,424
----------------------------------------------------------------------------------------------------------------------------------
                             Virgin Island Authority Marine Rev., "A", FSA, 5.25%, 2018                      1,000     1,071,220
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,924,644
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -
General Purpose - 7.2%       Arkansas College Savings, "A", 0%, 2017                                        $1,840    $1,055,847
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Federal Highway, Grant Anticipation Tax Rev., 5%, 2014                 1,500     1,660,425
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Federal Highway, Grant Anticipation Tax Rev., "A", 5.5%, 2011            850       969,187
----------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Puerto Rico, Infrastructure, RITES, 9.5771%, 2019+
                             (+)                                                                             1,250     1,575,025
----------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Puerto Rico, RITES, MBIA, 10.0771%, 2020+(+)                    3,000     3,991,500
----------------------------------------------------------------------------------------------------------------------------------
                             Sebastian County, AR, Community Refunding & Improvement, AMBAC,
                             5.6%, 2007(++)                                                                  1,500     1,683,570
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $10,935,554
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -        Puerto Rico Municipal Finance Agency, RITES, FSA, 9.6169%, 2017 -
Improvement - 3.3%           2018+(+)                                                                       $3,985    $5,068,247
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -        Arkansas, Capital Appreciation, College Savings, "B", 0%, 2012 -
Schools - 4.5%               2015                                                                           $4,450    $3,074,248
----------------------------------------------------------------------------------------------------------------------------------
                             Little Rock, AR, School District Construction, "C", FSA, 5%, 2017               1,000     1,067,120
----------------------------------------------------------------------------------------------------------------------------------
                             Little Rock, AR, School District, "A", FSA, 5.5%, 2005                            490       507,963
----------------------------------------------------------------------------------------------------------------------------------
                             Little Rock, AR, School District, "A", FSA, 5.4%, 2017                          1,000     1,089,740
----------------------------------------------------------------------------------------------------------------------------------
                             Rogers, AR, School District, Number 030, Refunding & Construction,
                             "A", AMBAC, 5%, 2007(++)                                                        1,000     1,105,790
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $6,844,861
----------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue -         Arkansas Development Finance Authority, Health Care Facilities Rev.
Hospitals - 11.6%            (Sisters of Mercy), "A", MBIA, 5%, 2019                                        $4,000    $4,047,360
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Development Finance Authority, Health Refunding (Sister of
                             Mercy), "A", MBIA, 5%, 2013                                                     4,340     4,836,973
----------------------------------------------------------------------------------------------------------------------------------
                             Batesville, AR, Medical District Rev. (White River Medical Center),
                             5.5%, 2024                                                                        750       765,555
----------------------------------------------------------------------------------------------------------------------------------
                             Baxter County, AR, Hospital Rev., Refunding & Improvement, "B",
                             5.6%, 2021                                                                      1,500     1,536,195
----------------------------------------------------------------------------------------------------------------------------------
                             Crittenden County, AR, 7.15%, 2025                                                750       744,765
----------------------------------------------------------------------------------------------------------------------------------
                             Jefferson County, AR, Hospital Rev., Refunding & Improvement
                             (Regional Medical Center), 5.8%, 2021                                           1,000     1,057,390
----------------------------------------------------------------------------------------------------------------------------------
                             Little Rock, AR, Health Facilities Board, Baptist Health-Bri
                             Project, 5%, 2014                                                                 500       537,415
----------------------------------------------------------------------------------------------------------------------------------
                             Little Rock, AR, Health Facilities Hospital Board Rev. (Baptist
                             Medical Center), 6.9%, 2009                                                       400       471,736
----------------------------------------------------------------------------------------------------------------------------------
                             North Little Rock, AR, Baptist Health Facilities, 5.7%, 2022                      500       523,470
----------------------------------------------------------------------------------------------------------------------------------
                             Pulaski County, AR, Hospital Rev. (Arkansas Children's Hospital), "B",
                             5.25%, 2015 - 2016                                                              1,500     1,573,810
----------------------------------------------------------------------------------------------------------------------------------
                             Sebastian County, AR, Health Facilities Improvement (Sparks Regional
                             Medical Center), "A", 5.25%, 2021                                               1,000     1,025,950
----------------------------------------------------------------------------------------------------------------------------------
                             State of Arkansas, Development Finance Authority Rev. (Washington
                             Regional Medical Center), 7.25%, 2020                                             500       559,210
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $17,679,829
----------------------------------------------------------------------------------------------------------------------------------

Healthcare Revenue - Long    Arkansas Development Finance Authority Rev., Evangelical Lutheran
Term Care - 0.9%             Project, "B", AMBAC, 5.375%, 2019                                              $1,315    $1,442,976
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Jonesboro, AR, Industrial Development Rev., Anheuser Busch Project,
Other - 0.7%                 4.6%, 2012                                                                     $1,000    $1,072,480
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Arkansas State Development Finance Authority, Industrial Facilities
Paper - 1.3%                 Rev. (Potlatch Corp.), 7.75%, 2025                                               $250      $270,402
----------------------------------------------------------------------------------------------------------------------------------
                             Camden, AR, Environmental Improvement (International Paper Co.),
                             "A", 7.625%, 2018                                                               1,000     1,051,950
----------------------------------------------------------------------------------------------------------------------------------
                             Pine Bluff, AR, Environmental Improvement (International Paper Co.),
                             "A", 5.55%, 2022                                                                  250       255,678
----------------------------------------------------------------------------------------------------------------------------------
                             Pine Bluff, AR, Environmental Refunding (International Paper Co.), "A",
                             6.7%, 2020                                                                        300       333,063
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,911,093
----------------------------------------------------------------------------------------------------------------------------------
Multi-Family Housing         Fort Smith, AR, Residential Housing (Gorman Towers), "A", GNMA,
Revenue - 2.0%               5.45%, 2037                                                                    $1,000    $1,033,310
----------------------------------------------------------------------------------------------------------------------------------
                             Pulaski County, AR, Public Facilities Board, "A", GNMA, 5.75%, 2034             1,910     1,975,761
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,009,071
----------------------------------------------------------------------------------------------------------------------------------
Single Family Housing -      Harrison, AR, Residential Housing Facilities Board, Single Family
Local - 5.6%                 Mortgage Rev., FGIC, 7.4%, 2011(++)                                            $4,000    $5,108,840
----------------------------------------------------------------------------------------------------------------------------------
                             Lonoke County, AR, Residential Housing Facilities, FNMA, 7.9%, 2011               195       204,399
----------------------------------------------------------------------------------------------------------------------------------
                             Pulaski County, AR, Public Facilities Board Rev., "C", FNMA, 0%, 2014           2,750     1,686,988
----------------------------------------------------------------------------------------------------------------------------------
                             Sherwood, AR, Residential Housing Facilities Board, Single Family
                             Rev., MBIA, 7.5%, 2010(++)                                                      1,250     1,588,863
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $8,589,090
----------------------------------------------------------------------------------------------------------------------------------
Single Family Housing -
State - 9.8%                 Arkansas Development Finance Authority Rev., "1", 0%, 2011                       $955      $546,289
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Development Finance Authority Rev., "A", GNMA, 4.7%, 2024              1,625     1,614,405
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Development Finance Authority, Mortgage Backed Securities
                             Program, "B", 5%, 2029                                                            330       331,135
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Development Finance Authority, Mortgage Backed Securities
                             Program, "C", GNMA, 5.35%, 2027                                                 1,980     2,008,631
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Development Finance Authority, Mortgage Backed Securities
                             Program, "E", GNMA, 5.4%, 2034                                                  1,000     1,017,870
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Finance Authority, Mortgage Backed Securities Program, "B",
                             GNMA, 4.45%, 2034                                                               1,780     1,820,228
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Finance Authority, Single Family, "F", GNMA, 7.45%, 2027                 488       495,485
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Finance Authority, Single Family, Mortgage Backed
                             Securities Program, 5.3%, 2023                                                    840       863,596
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Finance Authority, Single Family, Mortgage Backed
                             Securities Program, "B", GNMA, 6.7%, 2027                                       1,355     1,404,403
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Finance Authority, Single Family, Mortgage Backed
                             Securities Program, "D", 5.85%, 2024                                            1,520     1,606,579
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Finance Authority, Single Family, Mortgage Backed
                             Securities Program, "I", GNMA, 5.3%, 2033                                         750       762,420
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Housing Development Agency, Single Family Mortgage Program,
                             8.375%, 2011(++)                                                                1,000     1,345,790
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Housing Finance Authority, Mortgage Backed Securities,
                             "A", 4.375%, 2017                                                               1,000     1,005,200
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $14,822,031
----------------------------------------------------------------------------------------------------------------------------------

State & Local                Arkansas Development Finance Authority, Economic Development Rev., "B",
Appropriation - 3.6%         5%, 2018                                                                         $175      $181,549
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Development Finance Authority, Economic Development Rev.,
                             "B", AMBAC, 5.8%, 2020                                                            500       549,125
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Development Finance Authority, Park Mt. Magazine Project, FSA,
                             5%, 2019                                                                        1,715     1,844,225
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Development Public Health, Laboratory Project, AMBAC, 5%, 2018           580       621,957
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Buildings Authority Rev. (State Office Building), XCLA,
                             5.25%, 2025                                                                     2,000     2,266,240
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,463,096
----------------------------------------------------------------------------------------------------------------------------------
Student Loan Revenue - 1.4%  Arkansas Student Loan Authority, "B", 6.25%, 2010                              $2,000    $2,196,220
----------------------------------------------------------------------------------------------------------------------------------
Tax - Other - 3.0%           Little Rock, AR, Hotel & Restaurant, 7.375%, 2015                              $2,790    $3,542,128
----------------------------------------------------------------------------------------------------------------------------------
                             Virgin Islands Public Finance Authority Rev., 5.5%, 2022                        1,000     1,034,380
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,576,508
----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.2%               Childrens Trust Fund, Settlement Rev., PR, 5.375%, 2033                          $245      $241,631
----------------------------------------------------------------------------------------------------------------------------------
Transportation - Special     Commonwealth of Puerto Rico Highway & Transportation Authority, "B",
Tax - 2.4%                   MBIA, 5.875%, 2021                                                             $2,000    $2,340,200
----------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Puerto Rico Highway & Transportation Authority, "G",
                             5%, 2023                                                                          750       781,140
----------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Puerto Rico Highway & Transportation Authority, "G",
                             FGIC, 5%, 2022                                                                    500       532,870
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,654,210
----------------------------------------------------------------------------------------------------------------------------------
Universities - Colleges -    Arkansas State University, Student Fee-ASU Newport Campus, ABAC, 5%,
10.3%                        2028                                                                             $700      $719,075
----------------------------------------------------------------------------------------------------------------------------------
                             Conway, AR, Public Facilities Rev. (Hendrix College), 5.85%, 2016               1,000     1,063,400
----------------------------------------------------------------------------------------------------------------------------------
                             Siloam Springs, AR, Public Education Facilities, Capital Improvement
                             (John Brown University), AMBAC, 5.35%, 2020                                       500       539,965
----------------------------------------------------------------------------------------------------------------------------------
                             University of Arkansas, University Facilities Rev. (Fayetteville
                             Campus), FGIC, 5.5%, 2020                                                       2,870     3,212,047
----------------------------------------------------------------------------------------------------------------------------------
                             University of Arkansas, University Facilities Rev. (Fayetteville Campus),
                             FGIC, 5%, 2027 - 2032                                                           5,655     5,853,510
----------------------------------------------------------------------------------------------------------------------------------
                             University of Arkansas, University Revs. (Fayetteville Campus),
                             FGIC, 5.5%, 2016                                                                1,765     2,024,349
----------------------------------------------------------------------------------------------------------------------------------
                             University of Arkansas, University Revs. (Fort Smith Campus), FGIC,
                             5%, 2021                                                                        1,000     1,062,110
----------------------------------------------------------------------------------------------------------------------------------
                             University of Central Arkansas, "A", AMBAC, 5%, 2023                            1,100     1,142,867
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $15,617,323
----------------------------------------------------------------------------------------------------------------------------------
Universities -
Dormitories - 2.2%           Arkansas State University Rev., Housing Systems, AMBAC, 5.15%, 2021            $1,240    $1,311,424
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Tech University Rev., Housing Systems, AMBAC, 5.2%, 2026               1,000     1,055,990
----------------------------------------------------------------------------------------------------------------------------------
                             Pope County, AR, Residential Housing, Arkansas Tech University
                             Project, "A", 6%, 2027                                                          1,000       973,080
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,340,494
----------------------------------------------------------------------------------------------------------------------------------
Utilities - Investor         Jefferson County, AR, Pollution Control Rev. (Arkansas Power & Light
Owned - 0.7%                 Co.), 6.3%, 2018                                                               $1,050    $1,073,163
----------------------------------------------------------------------------------------------------------------------------------
Utilities - Municipal
Owned - 7.4%                 Benton, AR, Utilities Rev., AMBAC, 5%, 2030                                      $470      $486,022
----------------------------------------------------------------------------------------------------------------------------------
                             North Little Rock, AR, Electric Rev., "A", MBIA, 6.5%, 2010 - 2015              8,000     9,767,040
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Electric Power Authority Rev., "NN", 5.125%, 2024                   1,000     1,050,910
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $11,303,972
----------------------------------------------------------------------------------------------------------------------------------

Water & Sewer Utility
Revenue - 15.9%              Arkansas Community Public Water Systems, "B", MBIA, 5%, 2017                   $1,400    $1,513,890
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Development Finance Authority Waste, Revolving Loan Fund, "A",
                             5%, 2011 - 2012                                                                 1,000     1,121,170
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Development Finance Authority Waste, Revolving Loan Fund,
                             "A", 5.5%, 2015                                                                 1,500     1,736,370
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Development Finance Authority, Economic Development Rev.,
                             "I", AMBAC, 5.65%, 2014                                                           375       407,074
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Development Finance Authority, Revolving Loan Fund, "A",
                             5.85%, 2006(++)                                                                 2,130     2,351,200
----------------------------------------------------------------------------------------------------------------------------------
                             Arkansas Development Finance Authority, Revolving Loan Fund, "A",
                             5.5%, 2018                                                                      1,750     2,026,115
----------------------------------------------------------------------------------------------------------------------------------
                             Beaver, AR, Water District Rev., AMBAC, 5%, 2016 - 2017                         2,000     2,168,460
----------------------------------------------------------------------------------------------------------------------------------
                             Fort Smith, AR, Water & Sewer Rev., "C", FSA, 5.25%, 2020                       1,315     1,435,625
----------------------------------------------------------------------------------------------------------------------------------
                             Fort Smith, AR, Water & Sewer Rev., AMBAC, 5.65%, 2019                          1,000     1,126,010
----------------------------------------------------------------------------------------------------------------------------------
                             Fort Smith, AR, Water & Sewer Rev., Refunding & Construction, "A", FSA,
                             5%, 2019 - 2021                                                                 4,875     5,146,911
----------------------------------------------------------------------------------------------------------------------------------
                             Little Rock, AR, Sewer Rev., Refunding & Construction, 5%, 2022                 1,750     1,808,398
----------------------------------------------------------------------------------------------------------------------------------
                             Paragould, AR, Water Sewer & Electric Rev., AMBAC, 5.6%, 2020                     765       869,354
----------------------------------------------------------------------------------------------------------------------------------
                             South Sebastian County, AR, Water Refunding, MBIA, 5%, 2038                     1,000     1,024,310
----------------------------------------------------------------------------------------------------------------------------------
                             Virgin Islands Water & Power Authority Rev., ASST GTY, 5.3%, 2018               1,250     1,347,600
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $24,082,487
----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $131,347,386)                                                               $144,848,980
----------------------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.6%
----------------------------------------------------------------------------------------------------------------------------------
                             Allegheny County, PA, Hospital Development Authority Rev.
                             (Presbyterian University Hospital), due 4/07/04                                $1,900    $1,900,000
----------------------------------------------------------------------------------------------------------------------------------
                             California State, Department of Water Resources, Power Supply Rev.,
                             due 4/07/04                                                                       200       200,000
----------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, due 4/01/04                                                    100       100,000
----------------------------------------------------------------------------------------------------------------------------------
                             Oklahoma Industries Authority, Health System Rev. & Refunding
                             (Integris Baptist Medical Center), "B", due 4/01/04                               200       200,000
----------------------------------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost, $2,400,000)                                                        $2,400,000
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $133,747,386)                                                                   $147,248,980
----------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 3.1%                                                                                  4,638,184
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                                 $151,887,164
----------------------------------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS 3/31/04             MFS(R) CALIFORNIA MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

Municipal Bonds - 98.8%
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PRINCIPAL
                                                                                                             AMOUNT
                             ISSUER                                                                   (000 Omitted)      $ VALUE
----------------------------------------------------------------------------------------------------------------------------------
Airport & Port
Revenue - 4.6%               Long Beach, CA, Harbor Rev., "A" FGIC, 5.25%, 2018                             $3,500    $3,813,740
----------------------------------------------------------------------------------------------------------------------------------
                             Los Angeles, CA, Department of Airports Rev. (Ontario International
                             Airport), "A", FGIC, 6%, 2017                                                   4,100     4,420,620
----------------------------------------------------------------------------------------------------------------------------------
                             Los Angeles, CA, Harbor Department Rev., "B", 5.375%, 2023                      3,000     3,108,240
----------------------------------------------------------------------------------------------------------------------------------
                             Port Oakland, CA, "K", 5.75%, 2020                                              4,000     4,414,280
----------------------------------------------------------------------------------------------------------------------------------
                             San Francisco, CA, International Airport Rev., Second Series Issue 5, FGIC,
                             6.5%, 2019                                                                      4,000     4,095,720
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $19,852,600
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -        Commonwealth of Puerto Rico, ROLS, Series II R 124B, XLCA, 9.806%,
General Purpose - 8.0%       2017+(+)                                                                       $1,500    $1,998,930
----------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Puerto Rico, ROLS, Series II R 184C, FGIC, 8.4853%,
                             2020+(+)                                                                        3,300     4,445,034
----------------------------------------------------------------------------------------------------------------------------------
                             Los Angeles, CA, RITES, 9.0197%, 2014+(+)                                       5,405     7,029,094
----------------------------------------------------------------------------------------------------------------------------------
                             Oakland, CA, "A" Measure DD, MBIA, 5%, 2025                                     2,845     2,960,223
----------------------------------------------------------------------------------------------------------------------------------
                             State of California, 10%, 2007                                                  1,055     1,316,577
----------------------------------------------------------------------------------------------------------------------------------
                             State of California, 7%, 2010                                                   2,000     2,478,000
----------------------------------------------------------------------------------------------------------------------------------
                             State of California, 5.5%, 2016                                                 3,000     3,292,680
----------------------------------------------------------------------------------------------------------------------------------
                             State of California, 5%, 2022                                                   2,000     2,029,380
----------------------------------------------------------------------------------------------------------------------------------
                             State of California, 5.125%, 2025                                               2,000     2,029,000
----------------------------------------------------------------------------------------------------------------------------------
                             State of California, AMBAC, 7.2%, 2008                                          1,600     1,899,200
----------------------------------------------------------------------------------------------------------------------------------
                             State of California, AMBAC, 6.3%, 2010                                          3,000     3,586,590
----------------------------------------------------------------------------------------------------------------------------------
                             State of California, RITES, "B", 9.9967%, 2017+(+)                              1,250     1,624,475
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $34,689,183
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -
Schools - 17.8%              Antelope Valley, CA (Union High School), "A", MBIA, 5%, 2027                   $1,500    $1,560,420
----------------------------------------------------------------------------------------------------------------------------------
                             Butte Glenn Community College District, "A", MBIA, 5%, 2026                     1,885     1,962,398
----------------------------------------------------------------------------------------------------------------------------------
                             Campbell, CA, Union High School District, FSA, 5%, 2021                         1,280     1,364,339
----------------------------------------------------------------------------------------------------------------------------------
                             Capistrano, CA, Union High School District, "A", FGIC, 5.875%, 2020             1,185     1,347,736
----------------------------------------------------------------------------------------------------------------------------------
                             Centinela Valley, CA, Union High School Election, "C", FGIC, 5.2%,
                             2032                                                                            1,000     1,050,370
----------------------------------------------------------------------------------------------------------------------------------
                             Chaffey, CA, Union High School District, "C", FSA, 5%, 2027                     1,000     1,039,400
----------------------------------------------------------------------------------------------------------------------------------
                             Colton, CA, Joint Union School District, "A", FGIC, 5.375%, 2026                1,200     1,305,600
----------------------------------------------------------------------------------------------------------------------------------
                             Coronada, CA, Union School District, "A", 5.7%, 2020                            1,285     1,441,076
----------------------------------------------------------------------------------------------------------------------------------
                             Escondido, CA, Union School District, "A", FSA, 5%, 2026                        1,000     1,037,300
----------------------------------------------------------------------------------------------------------------------------------
                             Fresno, CA, Union School District, "C", MBIA, 5.9%, 2019                        1,960     2,353,686
----------------------------------------------------------------------------------------------------------------------------------
                             Glendale, CA, Union School District, "B", FSA, 5.5%, 2018                       4,275     4,797,790
----------------------------------------------------------------------------------------------------------------------------------
                             Inglewood, CA, Union School District, "A", FGIC, 6%, 2019                       1,695     1,956,335
----------------------------------------------------------------------------------------------------------------------------------
                             Little Lake, CA, City School District, "A", FSA, 6.125%, 2025                   1,035     1,172,510
----------------------------------------------------------------------------------------------------------------------------------
                             Los Angeles, CA, Union School District Election of 1997, "E", MBIA,
                             5.125%, 2027                                                                    5,000     5,241,650
----------------------------------------------------------------------------------------------------------------------------------
                             Los Angeles, CA, Union School District, RITES, FSA, 9.0197%, 2020+(+)           5,000     5,904,100
----------------------------------------------------------------------------------------------------------------------------------
                             Manhattan Beach, CA, Union High School, Election of 2000, Capital
                             Appreciation, "A", FGIC, 0%, 2020                                               2,415     1,096,724
----------------------------------------------------------------------------------------------------------------------------------
                             Manhattan Beach, CA, Union School Election of 2000, "A", FGIC,
                             5.625%, 2018 - 2019                                                             3,570     4,066,734
----------------------------------------------------------------------------------------------------------------------------------
                             Morgan Hill, CA, Union School District, FGIC, 5.5%, 2020                        2,545     2,818,002
----------------------------------------------------------------------------------------------------------------------------------
                             Oak Grove, CA, School District Election of 1995, FGIC, 5.25%, 2025                700       744,093
----------------------------------------------------------------------------------------------------------------------------------
                             Oceanside, CA, Union School District Election of 2000, "C", MBIA,
                             5.2%, 2025                                                                        500       533,430
----------------------------------------------------------------------------------------------------------------------------------
                             Oceanside, CA, Union School District Election of 2000, "C", MBIA,
                             5.25%, 2032                                                                     1,940     2,065,246
----------------------------------------------------------------------------------------------------------------------------------
                             Rowland, CA, Union School District, "A", FSA, 5.5%, 2020                        1,250     1,385,550
----------------------------------------------------------------------------------------------------------------------------------
                             Sacramento, CA, City Union School District, "A", 5.875%, 2009(++)               2,075     2,487,323
----------------------------------------------------------------------------------------------------------------------------------
                             San Diego, CA, Union School District, "C", FSA, 5%, 2026                        2,150     2,237,591
----------------------------------------------------------------------------------------------------------------------------------
                             San Gabriel, CA, Union School District, "A", FSA, 5%, 2024                      2,000     2,081,660
----------------------------------------------------------------------------------------------------------------------------------
                             San Jose, CA, Evergreen Community College District, "B", FGIC, 5.5%,
                             2020                                                                            1,425     1,568,255
----------------------------------------------------------------------------------------------------------------------------------
                             San Ysidro, CA, School District, AMBAC, 6.125%, 2021                              960     1,146,931
----------------------------------------------------------------------------------------------------------------------------------
                             Santa Clara, CA, Union School District, FGIC, 5.5%, 2019                        2,210     2,454,934
----------------------------------------------------------------------------------------------------------------------------------
                             Santa Maria, CA, Joint Union High School District, "A", FSA,
                             5.375%, 2020 - 2021                                                             2,330     2,607,154
----------------------------------------------------------------------------------------------------------------------------------
                             Sweetwater, CA, Union High School, FSA, 5%, 2021 - 2022                         6,245     6,626,398
----------------------------------------------------------------------------------------------------------------------------------
                             Tehachapi, CA, Union School District, "A", FGIC, 5.625%, 2020                   1,100     1,234,574
----------------------------------------------------------------------------------------------------------------------------------
                             Visalia, CA, Union School District, Certificate Participants, MBIA,
                             0%, 2005                                                                        4,655     4,554,685
----------------------------------------------------------------------------------------------------------------------------------
                             Vista, CA, Union School District, "A", FSA, 5%, 2023                            1,000     1,048,660
----------------------------------------------------------------------------------------------------------------------------------
                             Walnut Valley, CA, Union School District, "B", AMBAC, 6%, 2011                  1,600     1,934,416
----------------------------------------------------------------------------------------------------------------------------------
                             Washington, CA, Union School District Election of 1999, "A", FGIC,
                             5.625%, 2021                                                                    1,000     1,123,350
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $77,350,420
----------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue -
Hospitals - 7.6%             Abag Finance Authority Rev. (San Diego Hospital), "C", 5.375%, 2020            $1,000    $1,015,510
----------------------------------------------------------------------------------------------------------------------------------
                             California Health Facilities Financing Authority Rev. (Marshall
                             Hospital), "A", 5.25%, 2018                                                     1,000     1,049,150
----------------------------------------------------------------------------------------------------------------------------------
                             California Health Facilities Financing Authority Rev., Health
                             Facilities (Adventist Health Systems), "A", 5%, 2033                            2,000     2,000,600
----------------------------------------------------------------------------------------------------------------------------------
                             California Statewide Communities Development Authority Rev. (Henry
                             Mayo Newhall Memorial Hospital), "A", 5%, 2018                                  2,000     2,068,020
----------------------------------------------------------------------------------------------------------------------------------
                             California Statewide Communities Development Authority Rev. (Kaiser
                             Permanente), "A", 5.5%, 2032                                                    2,000     2,080,940
----------------------------------------------------------------------------------------------------------------------------------
                             California Statewide Communities Development Authority Rev. (Los
                             Angeles Children's Hospital), 5.125%, 2019                                      4,000     4,158,600
----------------------------------------------------------------------------------------------------------------------------------
                             California Statewide Communities Development Authority Rev. (St.
                             Joseph Health Systems Group), 6.625%, 2004(++)                                  2,000     2,067,140
----------------------------------------------------------------------------------------------------------------------------------
                             California Statewide Communities Development Authority Rev., CHFC,
                             0%, 2007 - 2008(++)                                                             9,990     9,065,396
----------------------------------------------------------------------------------------------------------------------------------
                             California Statewide Communities Development Authority Rev., Health
                             Facilities (Memorial Health Services), "A", 6%, 2023                            1,500     1,627,545
----------------------------------------------------------------------------------------------------------------------------------
                             California Statewide Communities Development, "B", 5.625%, 2042                 4,000     4,158,880
----------------------------------------------------------------------------------------------------------------------------------
                             Central California Joint Powers Health Financing (Community
                             Hospitals of Central California), 5.625%, 2021                                  1,000     1,019,930
----------------------------------------------------------------------------------------------------------------------------------
                             Corona, CA, Certificate of Participants, Corona Community Mand Tnr,
                             8%, 2005(++)                                                                      585       621,703
----------------------------------------------------------------------------------------------------------------------------------
                             Tahoe Forest, CA, Hospital District Rev., "A", 5.85%, 2022                      1,000     1,031,940
----------------------------------------------------------------------------------------------------------------------------------
                             Washington Township, CA, Health Care Rev., 5%, 2018                             1,000     1,028,650
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $32,994,004
----------------------------------------------------------------------------------------------------------------------------------

Healthcare Revenue - Long    California Health Facilities Financing Authority Rev. (Paradise
Term Care - 0.6%             Valley Estates), 5.125%, 2022                                                  $1,000    $1,017,360
----------------------------------------------------------------------------------------------------------------------------------
                             La Verne, CA, Certificate Participants (Brethren Hillcrest Homes),
                             "B",
                             6.625%, 2025                                                                    1,000     1,030,630
----------------------------------------------------------------------------------------------------------------------------------
                             Millbrae, CA, Residential Facilities Rev. (Magnolia of Millbrae),
                             7.375%, 2027                                                                      485       508,537
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,556,527
----------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue -         Abag Finance Authority for Non-Profit Corporations (Rhoda Haas
Other - 0.5%                 Goldman Plaza), CALIF HL, 5.125%, 2015                                         $2,000    $2,109,840
----------------------------------------------------------------------------------------------------------------------------------
Human Services - 0.4%        California Statewide Communities Development Authority Rev. (Prides
                             Industries), 7.125%, 2016                                                      $1,820    $1,878,113
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -
Environmental Services -     California Pollution Control, Financing Authority, Solid Waste
0.5%                         Disposal Rev. (Browning Ferris, Inc.), 5.8%, 2016                              $2,000    $1,894,280
----------------------------------------------------------------------------------------------------------------------------------
                             California Pollution Control, Financing Authority Rev. (Laidlaw, Inc.), "A",
                             6.7%, 2007                                                                      2,750       123,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,018,030
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         California Pollution Control, Financing Authority Rev. (Frito-Lay, Inc.),
Other - 0.2%                 6.375%, 2004                                                                   $1,025    $1,029,715
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue -
Entertainment &
Tourism - 0.6%               Del Mar, CA, Race Track Authority Rev., 6.2%, 2011                             $1,365    $1,462,898
----------------------------------------------------------------------------------------------------------------------------------
                             Del Mar, CA, Race Track Authority Rev., 6.45%, 2013                             1,350     1,356,615
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,819,513
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue -      California Infrastruture & Economic Development Rev., MBIA, 5.5%,
Other - 1.0%                 2019                                                                           $1,000    $1,118,440
----------------------------------------------------------------------------------------------------------------------------------
                             South Coast Air Quality Management District Building Corp.,
                             California Rev., "B" AMBAC, 0.01%, 2005                                         3,480     3,424,946
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,543,386
----------------------------------------------------------------------------------------------------------------------------------
Multi-Family Housing         California Housing Finance Agency Rev., Multi-Unit Rental Housing,
Revenue - 3.5%               "B II", 6.7%, 2015                                                             $2,750    $2,763,283
----------------------------------------------------------------------------------------------------------------------------------
                             California Statewide Communities Development Authority Rev. (Irvine
                             Apartments), 5.25%, 2025                                                        6,000     6,246,300
----------------------------------------------------------------------------------------------------------------------------------
                             California Statewide Communities Development Authority Rev. (Irvine
                             Apartments), "A3", 5.1%, 2025                                                   2,000     2,104,080
----------------------------------------------------------------------------------------------------------------------------------
                             Palmdale, CA, Multi-Family Housing Rev., "A", FNMA, 7.375%, 2024                1,000     1,023,040
----------------------------------------------------------------------------------------------------------------------------------
                             San Bernardino County, CA, Multi-Family Housing Rev. (Equity
                             Residential/Redlands), "A", 5.2%, 2028                                          3,000     3,210,720
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $15,347,423
----------------------------------------------------------------------------------------------------------------------------------
Parking - 0.3%               San Francisco, CA, Union Square, 6%, 2020                                      $1,000    $1,146,510
----------------------------------------------------------------------------------------------------------------------------------
Sales & Excise Tax           Contra Costa, CA, Transportation & Sales Tax Rev., "A", 6.875%, 2007
Revenue - 0.3%               (++)                                                                           $1,350    $1,467,369
----------------------------------------------------------------------------------------------------------------------------------
Single Family Housing -      California Rural Home Mortgage Finance Authority Rev., GNMA, 7.3%,
Local - 1.2%                 2031                                                                             $150      $164,010
----------------------------------------------------------------------------------------------------------------------------------
                             California Rural Home Mortgage Finance Authority Rev., Mortgage
                             Backed Securities Program, "B4", GNMA, 6.35%, 2029                                250       255,977
----------------------------------------------------------------------------------------------------------------------------------
                             Pomona, CA, Single Family Mortgage Rev., GNMA, 7.375%, 2010(++)                 1,705     1,978,465
----------------------------------------------------------------------------------------------------------------------------------
                             Pomona, CA, Single Family Mortgage Rev., GNMA, 7.5%, 2023(++)                   2,000     2,848,460
----------------------------------------------------------------------------------------------------------------------------------
                             San Bernardino County, CA, Single Family Mortgage Rev., GNMA,
                             7.375%, 2020                                                                       90        93,144
----------------------------------------------------------------------------------------------------------------------------------
                             San Bernardino County, CA, Single Family Mortgage Rev., GNMA, 7.65%, 2023           5         5,009
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,345,065
----------------------------------------------------------------------------------------------------------------------------------

Single Family Housing -
State - 1.0%                 California Housing Finance Agency Rev., Home Mortgage, FSA, 0%, 2019           $4,710    $1,961,244
----------------------------------------------------------------------------------------------------------------------------------
                             California Housing Finance Agency Rev., Home Mortgage, MBIA, 0%,
                             2028                                                                            8,005     2,297,995
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,259,239
----------------------------------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.0%   California Pollution Control Financing Authority, Solid Waste
                             Disposal Rev. (West County Resource Recovery), "A", 5.125%, 2014               $1,000    $1,032,460
----------------------------------------------------------------------------------------------------------------------------------
                             California Statewide Communities Development Authority, Solid Waste
                             Facilities Rev. (Republic Services, Inc.), "A", 4.95%, 2012                     1,000     1,019,330
----------------------------------------------------------------------------------------------------------------------------------
                             South Bayside Waste Management Authority, California Solid Waste
                             System Rev., AMBAC, 5.75%, 2020                                                 2,100     2,379,720
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,431,510
----------------------------------------------------------------------------------------------------------------------------------
State & Local                Anaheim, CA, Public Financing Authority Lease Rev., "A", FSA, 6%,
Appropriation - 12.3%        2024                                                                           $1,000    $1,183,450
----------------------------------------------------------------------------------------------------------------------------------
                             Banning, CA, Certificate Participants, Water Systems Improvement
                             Project, AMBAC, 8%, 2019                                                        1,000     1,342,210
----------------------------------------------------------------------------------------------------------------------------------
                             California Public Works Board Lease Rev., Department of Corrections
                             State Prison, "A", 7.4%, 2010                                                   5,000     6,123,150
----------------------------------------------------------------------------------------------------------------------------------
                             California Public Works Board, Department of Justice, "D", 5.25%,
                             2020                                                                            1,565     1,629,447
----------------------------------------------------------------------------------------------------------------------------------
                             Fortuna, Parlier, & Susanville, CA, Certificate of Participants,
                             "B", 7.375%, 2017                                                                 720       737,172
----------------------------------------------------------------------------------------------------------------------------------
                             Grossmont, CA, Union High School District, MBIA, 0%, 2006                       6,000     5,745,000
----------------------------------------------------------------------------------------------------------------------------------
                             Los Angeles, CA, Certificate Participants, Antelope Valley
                             Courthouse, "A", AMBAC, 5.25%, 2027                                             3,000     3,174,720
----------------------------------------------------------------------------------------------------------------------------------
                             Los Angeles, CA, Certificate Participants, Real Property Program, AMBAC,
                             5.3%, 2027                                                                      3,000     3,228,780
----------------------------------------------------------------------------------------------------------------------------------
                             Los Angeles, CA, Convention & Exhibition Center Authority,
                             Certificate Participants, 9%, 2005(++)                                          1,900     2,143,846
----------------------------------------------------------------------------------------------------------------------------------
                             Los Angeles, CA, Convention & Exhibition Center Authority,
                             Certificate Participants, AMBAC, 0%, 2005                                       2,400     2,360,904
----------------------------------------------------------------------------------------------------------------------------------
                             Pasadena CA, Certificate Participants, Old Pasadena Parking
                             Facilities Project, 6.25%, 2018                                                 3,315     3,864,992
----------------------------------------------------------------------------------------------------------------------------------
                             Pomona, CA, Public Financing Authority Rev., "P", 6.25%, 2010                   4,020     4,644,145
----------------------------------------------------------------------------------------------------------------------------------
                             Sacramento County, CA, Certificate Participants, Capital Projects,
                             AMBAC, 5.75%, 2018                                                              1,500     1,717,680
----------------------------------------------------------------------------------------------------------------------------------
                             Sacramento, CA, City Financing Authority Rev., Capital Improvement,
                             5.5%, 2021                                                                      1,635     1,784,880
----------------------------------------------------------------------------------------------------------------------------------
                             Sacramento, CA, City Financing Authority Rev., City Hall &
                             Redevelopment Projects, "A", FSA, 5%, 2032                                      2,000     2,061,180
----------------------------------------------------------------------------------------------------------------------------------
                             Salinas, CA, Certificate Participants, Capital Improvement Projects, "A",
                             5.7%, 2028                                                                      2,200     2,355,254
----------------------------------------------------------------------------------------------------------------------------------
                             San Francisco, CA, City & County Certificate Participants (San Bruno
                             Jail No 3), AMBAC, 5.25%, 2033                                                  3,930     4,180,852
----------------------------------------------------------------------------------------------------------------------------------
                             Santa Ana, CA, Financing Authority Rev. (South Harbor Boulevard),
                             "B", MBIA, 5.125%, 2019                                                         4,815     5,193,941
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $53,471,603
----------------------------------------------------------------------------------------------------------------------------------
Tax - Other - 3.0%           Glendale, CA, Redevelopment Agency Tax Allocation, Central Glendale
                             Redevelopment Project, MBIA, 5.25%, 2021                                       $2,605    $2,830,411
----------------------------------------------------------------------------------------------------------------------------------
                             Irvine, CA, School District Special Tax Rev., Community Facilities
                             District
                             No. 86-1, AMBAC, 5.8%, 2020                                                     3,500     3,979,640
----------------------------------------------------------------------------------------------------------------------------------
                             Livermore, CA, Redevelopment Agency (Livermore Redev PJ Area), "A",
                             MBIA, 5%, 2032                                                                    920       944,325
----------------------------------------------------------------------------------------------------------------------------------
                             Santa Cruz County, CA, Redevelopment Agency Tax Allocation (Oak/
                             Soquel Community), 5.6%, 2017                                                   1,455     1,586,459
----------------------------------------------------------------------------------------------------------------------------------
                             Virgin Islands Public Finance Authority Rev., 5.875%, 2018                      1,600     1,663,856
----------------------------------------------------------------------------------------------------------------------------------
                             Virgin Islands Public Finance Authority Rev., 5.5%, 2022                        2,000     2,068,760
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $13,073,451
----------------------------------------------------------------------------------------------------------------------------------
Tax Assessment - 7.3%        Brea, CA, Public Finance Authority Rev., MBIA, 0%, 2005 - 2006                 $4,650    $4,517,801
----------------------------------------------------------------------------------------------------------------------------------
                             Concord, CA, Redevelopment Agency Tax Allocation, "3", MBIA, 8%,
                             2018                                                                               40        40,646
----------------------------------------------------------------------------------------------------------------------------------
                             Duarte, CA, Redevelopment Agency Tax Allocation, Davis Addition
                             Project Area, 6.7%, 2014                                                          650       715,156
----------------------------------------------------------------------------------------------------------------------------------
                             Fontana, CA, Redevelopment Agency Tax Allocation, Jurupa Hills
                             Redevelopment Project, "A", 5.5%, 2027                                          3,350     3,441,522
----------------------------------------------------------------------------------------------------------------------------------
                             Huntington Park, CA, Public Financing Rev. Wastewater Systems
                             Project, "A", 6.2%, 2025                                                        2,000     2,050,340
----------------------------------------------------------------------------------------------------------------------------------
                             La Mirada, CA, Redevelopment Agency, Special Tax Rev., Community
                             Facilities District No. 89-1, 5.7%, 2020                                        1,500     1,504,905
----------------------------------------------------------------------------------------------------------------------------------
                             Modesto, CA, Irrigation District, Certificate Participants,
                             Refunding & Capital Improvements, "B", 5.3%, 2022                               1,845     1,851,162
----------------------------------------------------------------------------------------------------------------------------------
                             Modesto, CA, Public Financing Authority (John Thurman Field
                             Renovation), 6.125%, 2016                                                       1,405     1,511,583
----------------------------------------------------------------------------------------------------------------------------------
                             Orange County, CA, Community Facilities District, Special Tax
                             (Rancho Santa Margarita), "A", 5.55%, 2017                                      1,000     1,070,000
----------------------------------------------------------------------------------------------------------------------------------
                             Poway, CA, Community Facilities District, Special Tax (Parkway
                             Business Center), 6.5%, 2010                                                      715       782,782
----------------------------------------------------------------------------------------------------------------------------------
                             Poway, CA, Community Facilities District, Special Tax (Parkway
                             Business Center), 6.75%, 2015                                                     775       844,773
----------------------------------------------------------------------------------------------------------------------------------
                             Redwood City, CA, Redevelopment Agency Tax Rev. Capital
                             Appreciation, Redevelopment Project Area 2 A, AMBAC, 0%, 2021                   2,500     1,065,050
----------------------------------------------------------------------------------------------------------------------------------
                             Redwood City, CA, Redevelopment Agency, Capital Appreciation, AMBAC,
                             0%, 2020                                                                        2,500     1,142,325
----------------------------------------------------------------------------------------------------------------------------------
                             Riverside County, CA, Public Financing Authority, Tax Allocation
                             Rev., Redevelopment Projects, "A", 5.25%, 2016                                  3,120     3,256,687
----------------------------------------------------------------------------------------------------------------------------------
                             San Diego, CA, Redevelopment Agency, Tax Allocation (Centre City),
                             "B", AMBAC, 5.3%, 2020                                                          1,250     1,363,937
----------------------------------------------------------------------------------------------------------------------------------
                             Torrance, CA, Redevelopment Agency, Tax Allocation, "C", MBIA,
                             5.45%, 2018                                                                     5,740     6,474,950
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $31,633,619
----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 1.9%               Golden State Tobacco Securitization, "B", 5.625%, 2038                         $5,000    $5,095,500
----------------------------------------------------------------------------------------------------------------------------------
                             Golden State Tobacco Securitization, Asset Backed, "A1", 6.25%, 2033              800       783,152
----------------------------------------------------------------------------------------------------------------------------------
                             Tobacco Securitization Authority, "B", 5%, 2028                                 1,500     1,308,465
----------------------------------------------------------------------------------------------------------------------------------
                             Tobacco Securitization Authority, Northern California Tobacco
                             Settlement Rev., Asset Backed Bonds, "A", 5.25%, 2031                           1,500     1,272,075
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $8,459,192
----------------------------------------------------------------------------------------------------------------------------------
Toll Roads - 0.7%            Foothill/Eastern Corridor Agency, California Toll Road Rev., Capital
                             Appreciation, "A", 1%, 2010(++)                                                $2,500    $2,962,000
----------------------------------------------------------------------------------------------------------------------------------
Universities - Colleges -
7.0%                         California Educational Facilities Authority Rev., 5%, 2023                     $1,000    $1,021,100
----------------------------------------------------------------------------------------------------------------------------------
                             California Educational Facilities Authority Rev. (Fresno Pacific
                             University), "A", 6.75%, 2019                                                   2,000     2,207,740
----------------------------------------------------------------------------------------------------------------------------------
                             California Educational Facilities Authority Rev. (L.A. College of
                             Chiropractic), 5.6%, 2017                                                       2,100     2,020,221
----------------------------------------------------------------------------------------------------------------------------------
                             California Educational Facilities Authority Rev. (Pomona College), "B",
                             5.875%, 2019                                                                    2,000     2,347,720
----------------------------------------------------------------------------------------------------------------------------------
                             California Educational Facilities Authority Rev. (Santa Clara
                             University), "A", MBIA, 5%, 2027                                                1,340     1,386,485
----------------------------------------------------------------------------------------------------------------------------------
                             California Educational Facilities Authority Rev., Pooled College &
                             University Projects, "B", 6%, 2012                                              1,400     1,495,354
----------------------------------------------------------------------------------------------------------------------------------
                             California Educational Facilities Authority Rev., Pooled College &
                             University Projects, "B", 6.625%, 2020                                          1,000     1,099,600
----------------------------------------------------------------------------------------------------------------------------------
                             California Educational Facilities Authority Rev., Pooled College &
                             University Projects, "B", 6.3%, 2021                                            1,000     1,089,360
----------------------------------------------------------------------------------------------------------------------------------
                             California Infrastructure & Economic Development Rev. (Claremont
                             University Consortium), 5.125%, 2024                                            1,595     1,669,566
----------------------------------------------------------------------------------------------------------------------------------
                             California Statewide Communities, Notre Dame De Namur University,
                             6.625%, 2033                                                                    1,000     1,004,970
----------------------------------------------------------------------------------------------------------------------------------
                             Foothill-De Anza, CA, Community College District, Election of 1999,
                             "B", FGIC, 0%, 2024 - 2025                                                      7,500     2,605,455
----------------------------------------------------------------------------------------------------------------------------------
                             Long Beach, CA, Industrial Development Rev. (CSU Foundation), "A",
                             5.25%, 2023                                                                     1,450     1,482,364
----------------------------------------------------------------------------------------------------------------------------------
                             San Diego County, CA, Certificate Participants, (Burnham Institute),
                             6.25%, 2029                                                                     2,300     2,430,295
----------------------------------------------------------------------------------------------------------------------------------
                             University of California Rev., RITES, MBIA, 8.7697%, 2016+(+)                   5,705     6,743,709
----------------------------------------------------------------------------------------------------------------------------------
                             University of California, Certificate Participants, San Diego Campus
                             Projects, "A", 5.25%, 2032                                                      1,840     1,935,257
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $30,539,196
----------------------------------------------------------------------------------------------------------------------------------
Universities - Secondary     California Statewide Communities Development Authority Rev.
Schools - 0.7%               (Escondido Charter High School), 7.5%, 2036                                    $1,000    $1,016,860
----------------------------------------------------------------------------------------------------------------------------------
                             Los Angeles, CA, Certificate Participants, 5.7%, 2018                           1,900     2,036,154
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,053,014
----------------------------------------------------------------------------------------------------------------------------------
Utilities - Investor         California Pollution Control Financing Authority, Pollution Control
Owned - 1.5%                 Rev. (Pacific Gas & Electric Co.), 5.85%, 2023                                   $400      $400,088
----------------------------------------------------------------------------------------------------------------------------------
                             California Pollution Control Financing Authority, Pollution Control
                             Rev. (Pacific Gas & Electric Co.), MBIA, 5.35%, 2016                            3,500     3,827,530
----------------------------------------------------------------------------------------------------------------------------------
                             California Pollution Control Financing Authority, Pollution Control
                             Rev. (Southern California Edison Co.), 6.4%, 2024                                 500       507,535
----------------------------------------------------------------------------------------------------------------------------------
                             Chula Vista, CA, Industrial Development Rev. (San Diego Gas &
                             Electric Co.), "A", 4.9%, 2023                                                  2,000     1,987,580
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $6,722,733
----------------------------------------------------------------------------------------------------------------------------------
Utilities - Municipal
Owned - 6.5%                 Glendale, CA, Electric Works Rev., MBIA, 5.75%, 2019 - 2020                    $2,580    $2,926,152
----------------------------------------------------------------------------------------------------------------------------------
                             Northern California Power Agency Public Power Rev., 5.85%, 2010                   880       994,902
----------------------------------------------------------------------------------------------------------------------------------
                             Sacramento, CA, Power Authority, Cogeneration Project Rev., MBIA,
                             5.875%, 2015                                                                    5,500     6,123,645
----------------------------------------------------------------------------------------------------------------------------------
                             San Diego, CA, Industrial Development Rev. (San Diego Gas & Electric
                             Co.), "A", MBIA, 6.1%, 2018                                                     6,000     6,098,760
----------------------------------------------------------------------------------------------------------------------------------

                             Shasta, CA, Joint Powers Financing Authority, County Administration
                             Building Project, "A", MBIA, 5.25%, 2023                                        1,000     1,066,650
----------------------------------------------------------------------------------------------------------------------------------
                             Southern California Public Power Authority, Transmission Project
                             Rev., "A", 0%, 2005                                                             4,205     4,143,649
----------------------------------------------------------------------------------------------------------------------------------
                             Southern California Public Power Authority, Transmission Project Rev., "A",
                             0%, 2005(++)                                                                    3,795     3,740,542
----------------------------------------------------------------------------------------------------------------------------------
                             Vernon, CA, Electric Systems Rev., Malburg Generating Station Project,
                             5.5%, 2033                                                                      1,000     1,035,030
----------------------------------------------------------------------------------------------------------------------------------
                             Virgin Islands Water & Power Authority Rev., 5.5%, 2017                           800       834,960
----------------------------------------------------------------------------------------------------------------------------------
                             Virgin Islands Water & Power Authority Rev., 5.3%, 2018                           250       252,178
----------------------------------------------------------------------------------------------------------------------------------
                             Virgin Islands Water & Power Authority Rev., "A", 5.125%, 2013                  1,000     1,032,400
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $28,248,868
----------------------------------------------------------------------------------------------------------------------------------
Water & Sewer Utility        California Department of Water Resources, Central Valley Project
Revenue - 8.8%               Rev., "X", FGIC, 5%, 2029                                                      $2,000    $2,072,780
----------------------------------------------------------------------------------------------------------------------------------
                             California Department of Water Resources, Water Systems Rev., 7%, 2012          1,090     1,386,306
----------------------------------------------------------------------------------------------------------------------------------
                             California Department of Water Resources, Water Systems Rev., 7%, 2012(++)        405       525,512
----------------------------------------------------------------------------------------------------------------------------------
                             Castalic Lake Water Agency, California Rev., Water Systems
                             Improvement Project, AMBAC, 5.125%, 2030                                        1,725     1,807,610
----------------------------------------------------------------------------------------------------------------------------------
                             Culver City, CA, Wastewater Facilities Rev, "A", FGIC, 5.6%, 2019               1,000     1,140,820
----------------------------------------------------------------------------------------------------------------------------------
                             El Monte, CA, Water Authority Rev., Water Systems Project, AMBAC,
                             6%, 2019                                                                        1,065     1,231,619
----------------------------------------------------------------------------------------------------------------------------------
                             Fairfield-Suisun, CA, Sewer District Rev., "A", MBIA, 0%, 2006                  2,080     2,007,470
----------------------------------------------------------------------------------------------------------------------------------
                             Livermore Amador Valley Water Management Rev., "A", AMBAC, 5%, 2031             4,875     5,022,274
----------------------------------------------------------------------------------------------------------------------------------
                             Long Beach, CA, Water Rev., "B", MBIA, 5%, 2024                                 5,135     5,357,140
----------------------------------------------------------------------------------------------------------------------------------
                             Los Angeles County, CA, Public Works Rev., Multiple Capital
                             Facilities Project, "A", AMBAC, 5.5%, 2020                                      2,970     3,297,205
----------------------------------------------------------------------------------------------------------------------------------
                             Mojave, CA, Water Agency, Improvement District (M Morongo Basin),
                             FGIC, 5.75%, 2015                                                               2,625     2,939,554
----------------------------------------------------------------------------------------------------------------------------------
                             San Diego, CA, Public Facilities Financing Authority Rev., MBIA, 5%,
                             2023                                                                            1,560     1,630,340
----------------------------------------------------------------------------------------------------------------------------------
                             Southern California Metropolitan Water District Rev., RITES,
                             10.0197%, 2018+(+)                                                              5,000     6,919,000
----------------------------------------------------------------------------------------------------------------------------------
                             West Sacramento, CA, Financing Authority Rev., Water Systems
                             Improvement Project, FGIC, 5%, 2032                                             2,750     2,847,433
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $38,185,063
----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $398,109,886)                                                               $430,187,186
----------------------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.7%
----------------------------------------------------------------------------------------------------------------------------------
                             Bay Area Toll Authority, CA, Toll Bridge Rev. "A", due 4/07/04                   $100      $100,000
----------------------------------------------------------------------------------------------------------------------------------
                             California State, Department of Water Resources, Power Supply Rev.,
                             due 4/07/04                                                                       600       600,000
----------------------------------------------------------------------------------------------------------------------------------
                             MSR Public Power Agency, CA, due 4/07/04                                        2,300     2,300,000
----------------------------------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost, $3,000,000)                                                        $3,000,000
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $401,109,886)                                                                   $433,187,186
----------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.5%                                                                                  2,390,439
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                                 $435,577,625
----------------------------------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS 3/31/04             MFS(R) FLORIDA MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------------------

Municipal Bonds - 98.8%
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PRINCIPAL
                                                                                                             AMOUNT
                             ISSUER                                                                   (000 Omitted)      $ VALUE
----------------------------------------------------------------------------------------------------------------------------------
Airport & Port               Florida Capital Projects Finance Authority Rev., AAAE Airports
Revenue - 4.5%               Project, "I", MBIA, 5%, 2020                                                     $500      $528,500
----------------------------------------------------------------------------------------------------------------------------------
                             Greater Orlando Aviation Authority Rev., "A", FGIC, 5.25%, 2018                 1,000     1,056,680
----------------------------------------------------------------------------------------------------------------------------------
                             Hillsborough County, FL, Aviation Authority Rev. (Tampa
                             International Airport), "A", FGIC, 5.875%, 2015                                   750       819,638
----------------------------------------------------------------------------------------------------------------------------------
                             Lee County, FL, Airport Rev., "A", FSA, 5.875%, 2018                            1,000     1,129,840
----------------------------------------------------------------------------------------------------------------------------------
                             Miami-Dade County, FL, Aviation Rev., "C", GNMA, 5.25%, 2018                      500       527,530
----------------------------------------------------------------------------------------------------------------------------------
                             Pensacola, FL, Airport Rev., "B", MBIA, 5.625%, 2014                              500       548,850
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,611,038
----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 0.7%             Brazos River, TX, Brazoria County Environmental Rev. (Dow Chemical,
                             Co.), "A", 6.625%, 2033                                                          $500      $546,245
----------------------------------------------------------------------------------------------------------------------------------
                             Sweetwater County, WY, Solid Waste Disposal Rev. (FMC Corp.), 7%,
                             2024                                                                              200       203,080
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $749,325
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -
General Purpose - 6.2%       Commonwealth of Puerto Rico, RITES, 10.0771%, 2019+(+)                         $1,000    $1,330,500
----------------------------------------------------------------------------------------------------------------------------------
                             Maimi-Dade County, FL, Educational Facilities Authority, "A", AMBAC,
                             5.5%, 2018                                                                      1,400     1,578,332
----------------------------------------------------------------------------------------------------------------------------------
                             State of Florida, RITES, MBIA, 8.4853%, 2017+(+)                                3,000     3,404,160
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $6,312,992
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -
Schools - 7.2%               Florida Board of Education, Capital Outlay, 9.125%, 2014                       $2,600    $3,556,098
----------------------------------------------------------------------------------------------------------------------------------
                             Florida Board of Education, Capital Outlay, 9.125%, 2014(++)                      400       557,024
----------------------------------------------------------------------------------------------------------------------------------
                             Florida Board of Education, Capital Outlay, "A", 5.25%, 2024                    1,000     1,073,010
----------------------------------------------------------------------------------------------------------------------------------
                             Osceola County, FL, School Board Certificate, "A", AMBAC, 5.25%,
                             2027                                                                            1,950     2,074,274
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $7,260,406
----------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue -         Brevard County, FL, Health Facilities Authority Rev., "A", MBIA,
Hospitals - 15.2%            6.5%, 2007                                                                       $640      $641,696
----------------------------------------------------------------------------------------------------------------------------------
                             Citrus County, FL, Hospital Development Authority Rev. (Citrus
                             Memorial Hospital), 6.25%, 2023                                                   500       520,285
----------------------------------------------------------------------------------------------------------------------------------
                             Denver, CO, Health & Hospital Authority Rev., 6%, 2023                            250       256,608
----------------------------------------------------------------------------------------------------------------------------------
                             District of Columbia, Health & Hospital Authority Rev. (Medstar
                             University Hospital), 6.875%, 2031(++)                                            225       257,339
----------------------------------------------------------------------------------------------------------------------------------
                             Highlands County, FL, Health Facilities Authority Rev. (Adventist
                             Health Systems), 5.25%, 2013                                                      500       531,365
----------------------------------------------------------------------------------------------------------------------------------
                             Hillsborough County, FL, Industrial Development Rev. (Tampa General
                             Hospital), "A", 5%, 2018                                                          500       506,680
----------------------------------------------------------------------------------------------------------------------------------
                             Hillsborough County, FL, Industrial Development Rev. (University
                             Community Hospital), MBIA, 6.5%, 2019                                           1,000     1,262,340
----------------------------------------------------------------------------------------------------------------------------------
                             Indiana Health Facilities Financing Authority, Hospital Rev.
                             (Munster Medical Research Foundation, Inc.), 6.375%, 2031                         500       510,510
----------------------------------------------------------------------------------------------------------------------------------
                             Jacksonville, FL, Health Facilities, Ascension Health, "A", 5.25%,
                             2032                                                                            1,000     1,025,560
----------------------------------------------------------------------------------------------------------------------------------
                             Lakeland, FL, Hospital Systems Rev., Lakeland Regional Health
                             Systems,
                             5.5%, 2032                                                                      1,000     1,022,950
----------------------------------------------------------------------------------------------------------------------------------
                             Leesburg, FL, Hospital Rev. (Leesburg Regional Medical Center),
                             5.5%, 2032                                                                      1,000     1,017,310
----------------------------------------------------------------------------------------------------------------------------------
                             Marion County, FL, Hospital District Rev., Refunding & Improvement,
                             Health Systems (Monroe Regional Health System), 5.5%, 2014                      1,000     1,070,630
----------------------------------------------------------------------------------------------------------------------------------
                             Marshall County, AL, Health Care Rev., "A", 6.25%, 2022                           500       536,485
----------------------------------------------------------------------------------------------------------------------------------
                             Martin County, FL, Health Facilities Rev. (Martin Memorial Medical
                             Center), "B", 5.75%, 2022                                                         500       510,200
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev.
                             (Medstar Health), 5.5%, 2033                                                      200       201,690
----------------------------------------------------------------------------------------------------------------------------------
                             New Hampshire Health & Higher Educational Facilities Authority Rev.
                             (Exeter Hospital), 6%, 2024                                                       500       531,180
----------------------------------------------------------------------------------------------------------------------------------
                             Orange County, FL, Health Facilities Authority Hospital Rev.
                             (Orlando Regional Healthcare), 5.75%, 2032                                      1,000     1,045,300
----------------------------------------------------------------------------------------------------------------------------------
                             Rhode Island Health & Educational Building Rev., Hospital Financing
                             (Lifespan Obligated Group), 6.5%, 2032                                            500       526,035
----------------------------------------------------------------------------------------------------------------------------------
                             South Carolina Jobs & Economic Development Authority, Hospital
                             Facilities Rev. (Bon Secours Health Systems, Inc.), "A", 5.625%,
                             2030                                                                              500       509,490
----------------------------------------------------------------------------------------------------------------------------------
                             South Dakota Health & Educational Facilities Authority Rev. (Prairie
                             Lakes Health Care System), 5.625%, 2032                                           500       506,675
----------------------------------------------------------------------------------------------------------------------------------
                             Steubenville, OH, Hospital Rev. (Trinity Hospital), 6.375%, 2020                  500       535,875
----------------------------------------------------------------------------------------------------------------------------------
                             Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare),
                             6.25%, 2020                                                                       300       301,164
----------------------------------------------------------------------------------------------------------------------------------
                             Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial
                             Regional Medical Center), MBIA, 6.625%, 2013                                    1,000     1,053,360
----------------------------------------------------------------------------------------------------------------------------------
                             Wisconsin Health & Educational Facilities (Aurora Health Care, Inc.), "A",
                             5.6%, 2029                                                                        500       503,430
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $15,384,157
----------------------------------------------------------------------------------------------------------------------------------
Human Services - 0.3%        Orange County, FL, Health Facilities Authority Rev. (GF/Orlando),
                             8.875%, 2021                                                                     $300      $304,749
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Red River Authority, TX, Pollution Control Rev. (Celanese), 6.7%,
Chemicals - 0.4%             2030                                                                             $375      $403,699
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -
Environmental Services -     Nevada Department of Business (Republic Services, Inc.), 5.625%,
0.3%                         2026                                                                             $300      $318,087
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -
Other - 1.7%                 Hernando County, FL, Water & Sewer Rev., MBIA, 5%, 2029 - 2034                 $1,000    $1,048,240
----------------------------------------------------------------------------------------------------------------------------------
                             Park Creek Metropolitan District, Colorado Rev., 7.875%, 2032                     160       165,318
----------------------------------------------------------------------------------------------------------------------------------
                             Tooele County, UT, Hazardous Waste Treatment Rev. (Union Pacific
                             Corp.), 5.7%, 2026                                                                500       510,070
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,723,628
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Delta County, MI, Economic Development Corp., Environmental
Paper - 1.3%                 Improvements Rev. (Mead Westvaco Escanaba), 6.25%, 2027                          $500      $534,195
----------------------------------------------------------------------------------------------------------------------------------
                             Escambia County, FL, Industrial Development Rev. (Champion
                             International Corp.), 6.8%, 2012                                                  750       764,220
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,298,415
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue -
Entertainment &              Capital Trust Agency of Florida Rev. (Seminole Tribe Convention),
Tourism - 1.3%               10%, 2033                                                                        $200      $247,540
----------------------------------------------------------------------------------------------------------------------------------
                             Palm Beach County, FL, Industrial Development Rev., South Florida
                             Fair Project, MBIA, 5.5%, 2020                                                  1,000     1,115,630
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,363,170
----------------------------------------------------------------------------------------------------------------------------------
Multi-Family Housing         Collier County, FL, Housing Finance Authority Rev., Goodlette Arms
Revenue - 3.5%               Housing Project, "A", FNMA, 4.9%, 2032                                           $500      $538,260
----------------------------------------------------------------------------------------------------------------------------------
                             Florida Housing Finance Corp., Housing Rev. (Augustine Club
                             Apartments), "D", MBIA, 5.5%, 2020                                                500       527,730
----------------------------------------------------------------------------------------------------------------------------------
                             Florida Housing Finance Corp., Housing Rev. (Crossing At University
                             Apartments), AMBAC, 5.1%, 2018                                                  1,240     1,270,839
----------------------------------------------------------------------------------------------------------------------------------
                             Palm Beach County, FL, Housing Finance Rev. (Malibu Bay Apartments),
                             "A", FSA, 4.9%, 2023                                                            1,000     1,011,450
----------------------------------------------------------------------------------------------------------------------------------
                             Palm Beach County, FL, Housing Finance Rev. (Westlake Apartments
                             Project), Phase II, FSA, 4.3%, 2012                                               170       175,834
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,524,113
----------------------------------------------------------------------------------------------------------------------------------
Sales & Excise Tax
Revenue - 2.8%               Escambia County, FL, Sales Tax Rev., AMBAC, 5%, 2022                           $1,160    $1,222,188
----------------------------------------------------------------------------------------------------------------------------------
                             Pasco County, FL, Sales Tax Rev., Half Central, AMBAC, 5%, 2023                 1,000     1,055,960
----------------------------------------------------------------------------------------------------------------------------------
                             Taylor County, FL, Sales Tax Rev., FGIC, 5.5%, 2020                               500       562,225
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,840,373
----------------------------------------------------------------------------------------------------------------------------------
Single Family Housing -
Local - 3.9%                 Brevard County, FL, Housing Finance Authority, "B", GNMA, 6.5%, 2022              $81       $84,635
----------------------------------------------------------------------------------------------------------------------------------
                             Lee County, FL, Housing Finance Authority Rev., GNMA, 7%, 2031                    275       283,863
----------------------------------------------------------------------------------------------------------------------------------
                             Lee County, FL, Housing Finance Authority, Multi-County Program,
                             "A", GNMA, 7.2%, 2033                                                              95        96,786
----------------------------------------------------------------------------------------------------------------------------------
                             Manatee County, FL, Housing Finance Mortgage Rev., Single Family,
                             Subordinated Series 3, GNMA, 5.3%, 2028                                           180       195,241
----------------------------------------------------------------------------------------------------------------------------------
                             Miami-Dade County, FL, Housing Finance Authority Rev. (Home
                             Ownership Mortgage), "A", 5.2%, 2031                                              630       657,348
----------------------------------------------------------------------------------------------------------------------------------
                             Palm Beach County, FL, Single Family Rev., "B", GNMA, 5.5%, 2022                  520       526,614
----------------------------------------------------------------------------------------------------------------------------------
                             Pinellas County, FL, Housing Finance Authority Rev., Multi-County
                             Program, "A", GNMA, 5.45%, 2034                                                 1,000     1,084,050
----------------------------------------------------------------------------------------------------------------------------------
                             Pinellas County, FL, Housing Finance Authority Rev., Multi-County
                             Program, "B", GNMA, 7.25%, 2029                                                   405       415,141
----------------------------------------------------------------------------------------------------------------------------------
                             Pinellas County, FL, Housing Finance Authority Rev., Multi-County
                             Program, "B", GNMA, 6.2%, 2031                                                    580       604,812
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,948,490
----------------------------------------------------------------------------------------------------------------------------------
Single Family Housing -      Florida Housing Finance Corp. Rev., Homeowner Mortgage, "4", FSA,
State - 1.9%                 5.85%, 2031                                                                      $795      $828,311
----------------------------------------------------------------------------------------------------------------------------------
                             Florida Housing Finance Corp. Rev., Homeowner Mortgage, "5", 5%,
                             2034                                                                            1,000     1,068,140
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,896,451
----------------------------------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.2%   Delaware County, PA, Industrial Development Authority Rev., 6.2%,
                             2019                                                                             $200      $208,186
----------------------------------------------------------------------------------------------------------------------------------
State & Local
Appropriation - 4.1%         Florida Municipal Loan Council Rev., "A", MBIA, 5.625%, 2020                   $1,000    $1,133,540
----------------------------------------------------------------------------------------------------------------------------------
                             Florida Municipal Loan Council Rev., "B", MBIA, 5.625%, 2019                    1,000     1,133,810
----------------------------------------------------------------------------------------------------------------------------------
                             Florida Municipal Loan Council Rev., "C", MBIA, 5.25%, 2022                     1,000     1,077,510
----------------------------------------------------------------------------------------------------------------------------------
                             Palm Beach County, FL, School Board, "A", AMBAC, 5.5%, 2021                       750       840,653
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,185,513
----------------------------------------------------------------------------------------------------------------------------------
Tax - Other - 1.6%           Orange County, FL, Tourist Development Tax Rev., Subordinated,
                             AMBAC, 5.25%, 2027                                                             $1,500    $1,590,480
----------------------------------------------------------------------------------------------------------------------------------

Tax Assessment - 2.2%        Arbor Greene, FL, Community Development District, 5.75%, 2006                     $81       $82,356
----------------------------------------------------------------------------------------------------------------------------------
                             Concorde Estates Community Development District, "B", 5%, 2011                    350       345,418
----------------------------------------------------------------------------------------------------------------------------------
                             Fishawk Community Development District II, "B", 5%, 2007                          180       182,572
----------------------------------------------------------------------------------------------------------------------------------
                             Greyhawk Landing Community Development, 6.25%, 2009                               165       169,698
----------------------------------------------------------------------------------------------------------------------------------
                             Heritage Harbor South Community, Capital Improvement, 5.4%, 2008                  385       392,295
----------------------------------------------------------------------------------------------------------------------------------
                             Heritage Isles, FL, Community Development District, "A", 5.75%, 2005              315       315,992
----------------------------------------------------------------------------------------------------------------------------------
                             Middle Village Community Development District, "B", 5%, 2009                      200       200,434
----------------------------------------------------------------------------------------------------------------------------------
                             Middle Village, FL, Community Development District Rev., 5.8%, 2022               100       100,516
----------------------------------------------------------------------------------------------------------------------------------
                             Panther Trace, FL, Community Development District Rev., 5.4%, 2008                170       171,210
----------------------------------------------------------------------------------------------------------------------------------
                             Panther Trace, FL, Community Development District Rev., 6.5%, 2009                 90        92,306
----------------------------------------------------------------------------------------------------------------------------------
                             Renaissance Community Development, "B", 6.25%, 2008                               145       149,509
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,202,306
----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.4%               Iowa Tobacco Settlement Authority, 5.3%, 2025                                    $250      $218,030
----------------------------------------------------------------------------------------------------------------------------------
                             Tobacco Settlement Financing Corp., Asset Backed, "B", 5.875%, 2039               250       226,585
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $444,615
----------------------------------------------------------------------------------------------------------------------------------
Toll Roads - 4.0%            Florida Mid Bay Bridge Authority Rev., "A", AMBAC, 0%, 2018                    $1,000      $503,850
----------------------------------------------------------------------------------------------------------------------------------
                             Florida Turnpike Authority Rev., Department of Transportation, "A",
                             5.75%, 2018                                                                     2,000     2,319,860
----------------------------------------------------------------------------------------------------------------------------------
                             Miami-Dade County, FL, Expressway Authority, FGIC, 6%, 2010(++)                 1,000     1,195,450
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,019,160
----------------------------------------------------------------------------------------------------------------------------------
Transportation - Special     Commonwealth of Puerto Rico, Highway & Transportation, ROLS,
Tax - 4.4%                   Railroad II R 227 1, MBIA, 9.896%, 2020+(+)                                    $2,500    $3,363,150
----------------------------------------------------------------------------------------------------------------------------------
                             Polk County, FL, Transportation Improvement Rev., FSA, 5.625%, 2017             1,000     1,152,430
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,515,580
----------------------------------------------------------------------------------------------------------------------------------
Universities - Colleges -    Illinois Educational Facilities Authority Rev. (Augustana College),
1.3%                         5.625%, 2022                                                                     $300      $313,098
----------------------------------------------------------------------------------------------------------------------------------
                             Miami-Dade County, FL, Educational Rev. (University of Miami), "A",
                             AMBAC, 5%, 2025                                                                 1,000     1,055,100
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,368,198
----------------------------------------------------------------------------------------------------------------------------------
Universities -               Florida Board Regents, Housing Rev. (University of Central Florida),
Dormitories - 2.9%           FGIC,
                             5.25%, 2020                                                                    $1,185    $1,280,132
----------------------------------------------------------------------------------------------------------------------------------
                             Florida Board Regents, Housing Rev., MBIA, 5.3%, 2020                             610       660,886
----------------------------------------------------------------------------------------------------------------------------------
                             Florida Finance Authority, Capital Loan Projects, "F", MBIA, 5.125%,
                             2021                                                                            1,000     1,050,830
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,991,848
----------------------------------------------------------------------------------------------------------------------------------
Universities - Secondary     Michigan Municipal Bond Authority Rev. (YMCA Service Learning
Schools - 0.1%               Academy), 7.625%, 2021                                                           $100      $101,483
----------------------------------------------------------------------------------------------------------------------------------
Utilities - Investor         Brazos River Authority, Pollution Control Rev. (TXU Corp.), 6.3%,
Owned - 0.7%                 2032                                                                             $120      $126,070
----------------------------------------------------------------------------------------------------------------------------------
                             Brazos River Authority, Pollution Control Rev. (TXU Corp.), 6.75%,
                             2038                                                                              300       325,920
----------------------------------------------------------------------------------------------------------------------------------
                             Port Morrow, OR, Pollution Control Rev. (Portland General Electric),
                             5.2%, 2033                                                                        200       216,428
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $668,418
----------------------------------------------------------------------------------------------------------------------------------

Utilities - Municipal
Owned - 11.5%                Deltona, FL, Utility Systems Rev., MBIA, 5%, 2024 - 2033                       $2,500    $2,613,025
----------------------------------------------------------------------------------------------------------------------------------
                             Escambia County, FL, Utility Systems Rev., "B", FGIC, 6.25%, 2016               1,500     1,843,455
----------------------------------------------------------------------------------------------------------------------------------
                             Marion County, FL, Utility Systems Rev., "A", MBIA, 5%, 2023                    1,000     1,055,960
----------------------------------------------------------------------------------------------------------------------------------
                             Palm Coast, FL, Utility Systems Rev., MBIA, 5%, 2024                              250       262,608
----------------------------------------------------------------------------------------------------------------------------------
                             Port St. Lucie, FL, Utility Rev., Capital Appreciation, "A", FGIC,
                             0%, 2021(++)                                                                    1,405       552,404
----------------------------------------------------------------------------------------------------------------------------------
                             Port St. Lucie, FL, Utility Rev., MBIA, 5%, 2022                                1,000     1,053,190
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Electric Power Authority Rev., FSA, 6%, 2004(++)                    2,000     2,064,160
----------------------------------------------------------------------------------------------------------------------------------
                             Tampa, FL, Utility Tax & Special Rev., "A", AMBAC, 5.25%, 2020 -
                             2021                                                                            2,000     2,181,190
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $11,625,992
----------------------------------------------------------------------------------------------------------------------------------
Water & Sewer Utility
Revenue - 14.2%              Bay County, FL, Water Systems Rev., AMBAC, 5.625%, 2019                        $1,000    $1,145,700
----------------------------------------------------------------------------------------------------------------------------------
                             Florida Community Services Corp., AMBAC, 5.5%, 2018                             1,125     1,274,558
----------------------------------------------------------------------------------------------------------------------------------
                             Jupiter, FL, Water Rev., AMBAC, 5%, 2024                                          520       546,224
----------------------------------------------------------------------------------------------------------------------------------
                             Lee County, FL, Industrial Development Authority (Bonita Springs
                             Utilities Project), MBIA, 6.05%, 2015                                           1,000     1,101,490
----------------------------------------------------------------------------------------------------------------------------------
                             Lee County, FL, Industrial Development Authority (Bonita Springs
                             Utilities Project), MBIA, 5%, 2027                                              2,465     2,539,418
----------------------------------------------------------------------------------------------------------------------------------
                             Miami Beach, FL, Stormwater Rev., FGIC, 5.25%, 2020                             1,000     1,079,440
----------------------------------------------------------------------------------------------------------------------------------
                             Miramar, FL, Wastewater Improvement Rev., FGIC, 6.75%, 2004(++)                   955       991,701
----------------------------------------------------------------------------------------------------------------------------------
                             Polk County, FL, Utility Systems Rev., FGIC, 5%, 2023                           1,000     1,055,210
----------------------------------------------------------------------------------------------------------------------------------
                             Seminole County, FL, Water & Sewer Rev., MBIA, 6%, 2019                           940     1,133,123
----------------------------------------------------------------------------------------------------------------------------------
                             Seminole County, FL, Water & Sewer Rev., MBIA, 6%, 2019(++)                     2,060     2,501,726
----------------------------------------------------------------------------------------------------------------------------------
                             Tohopekaliga Water Authority, Florida Utility System Rev., "A", FSA,
                             5%, 2024                                                                        1,000     1,050,430
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $14,419,020
----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $92,956,788)                                                                $100,279,892
----------------------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.3%
----------------------------------------------------------------------------------------------------------------------------------
                             Gulf Breeze, FL, Rev. Local Government, due 4/07/04                              $150      $150,000
----------------------------------------------------------------------------------------------------------------------------------
                             Pinellas County, FL, Health Facilities Authority Rev., Pooled
                             Hospital Loan Program, due 4/01/04                                                140       140,000
----------------------------------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost, $290,000)                                                            $290,000
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $93,246,788)                                                                    $100,569,892
----------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.9%                                                                                    897,165
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                                 $101,467,057
----------------------------------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS 3/31/04       MFS(R) GEORGIA MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

Municipal Bonds - 96.0%
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PRINCIPAL
                                                                                                             AMOUNT
                             ISSUER                                                                   (000 Omitted)      $ VALUE
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -
General Purpose - 4.9%       Columbia County, GA (Courthouse Detention Center), 5.625%, 2020                 $1,490   $1,650,473
----------------------------------------------------------------------------------------------------------------------------------
                             Macon Bibb County, GA, Urban Development Rev., Bibb County Public
                             Facilities Project, 5.5%, 2022                                                   1,000    1,121,210
----------------------------------------------------------------------------------------------------------------------------------
                             Oconee County, GA, Industrial Development Authority, Oiit Project,
                             XLCA,
                             5.25%, 2023                                                                        750      801,090
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,572,773
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -        Elberton, GA, Combined Utility Systems, Refunding & Improvement,
Improvement - 2.9%           AMBAC, 5.5%, 2019                                                                 $550     $613,025
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Municipal Finance Agency, RITES, FSA, 10.6246%, 2016+(+)               500      679,780
----------------------------------------------------------------------------------------------------------------------------------
                             Suwanee, GA, MBIA, 5.25%, 2032                                                     750      792,960
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,085,765
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -
Schools - 9.6%               Forsyth County, GA, School District, 6%, 2015                                     $750     $881,903
----------------------------------------------------------------------------------------------------------------------------------
                             Fulton County, GA, School District, 6.375%, 2010 - 2016                          4,000    4,879,990
----------------------------------------------------------------------------------------------------------------------------------
                             Wilkes County, GA, School District, 5%, 2024                                     1,115    1,163,246
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $6,925,139
----------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue -         Athens Clarke County, GA (United Catholic Health East Issue), 5.5%,
Hospitals - 6.4%             2032                                                                              $500     $513,220
----------------------------------------------------------------------------------------------------------------------------------
                             Chatham County, GA, Hospital Authority Rev. (Memorial Health Medical
                             Center), "A", 6%, 2017                                                             350      381,493
----------------------------------------------------------------------------------------------------------------------------------
                             Cobb County, GA, Hospital Authority Revolving, Refunding &
                             Improvement Rev., Anticipation Certificates, AMBAC, 5.25%, 2023                    750      803,993
----------------------------------------------------------------------------------------------------------------------------------
                             Gainesville & Hall County, GA, Hospital Authority Rev. (Northeast
                             Georgia Health System), 5.5%, 2031                                                 500      513,530
----------------------------------------------------------------------------------------------------------------------------------
                             Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare System, Inc.),
                             6.125%, 2009                                                                       330      336,164
----------------------------------------------------------------------------------------------------------------------------------
                             Tift County, GA, Hospital Authority Rev., Anticipation Certificates, AMBAC,
                             5%, 2022                                                                         2,000    2,090,960
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,639,360
----------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue - Long    Fulton County, GA, Residential Care, Canterbury Court Project, "A",
Term Care - 1.9%             6.125%, 2034                                                                      $150     $145,901
----------------------------------------------------------------------------------------------------------------------------------
                             Richmond County, GA, Development Authority, Nursing Home Rev.
                             (Beverly Enterprises Georgia, Inc.), 8.75%, 2011                                 1,190    1,206,362
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,352,263
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Cartersville, GA, Development Authority Waste, Anheuser Busch
Other - 1.8%                 Project, 5.95%, 2032                                                              $750     $798,728
----------------------------------------------------------------------------------------------------------------------------------
                             De Kalb County, GA, Development Authority (General Motors Corp.), 6%,
                             2021                                                                               500      525,280
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,324,008
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Effingham County, GA, Development Authority (Fort James), 5.625%,
Paper - 2.1%                 2018                                                                              $150     $143,444
----------------------------------------------------------------------------------------------------------------------------------
                             Savannah, GA, Economic Development Authority Rev. (Stone Container
                             Corp.), 7.4%, 2026                                                                 300      305,880
----------------------------------------------------------------------------------------------------------------------------------
                             Savannah, GA, Economic Development Pollution (Union Camp Corp.),
                             6.15%, 2017                                                                      1,000    1,109,880
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,559,204
----------------------------------------------------------------------------------------------------------------------------------

Multi-Family Housing         Clayton County, GA, Housing Authority, Multi-family Housing Rev.
Revenue - 4.7%               (Vineyard Pointe), "A", GNMA, 5.5%, 2032                                          $995   $1,042,004
----------------------------------------------------------------------------------------------------------------------------------
                             De Kalb County, GA, Housing Authority Multi-family Housing Rev.
                             (Castaways Apartments), "A", GNMA, 5.4%, 2029                                      595      620,853
----------------------------------------------------------------------------------------------------------------------------------
                             Hinesville, GA, Leased Housing Corp., "A", FHA, 6.7%, 2017                         900      913,626
----------------------------------------------------------------------------------------------------------------------------------
                             Savannah, GA, Housing Authority, Chatham Gardens Project, FNMA,
                             5.625%, 2031                                                                       745      806,671
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,383,154
----------------------------------------------------------------------------------------------------------------------------------
Single Family Housing -
State - 5.5%                 Georgia Housing & Finance Authority Rev., 5.5%, 2032                            $1,000   $1,020,060
----------------------------------------------------------------------------------------------------------------------------------
                             Georgia Housing & Finance Authority Rev., Single Family Mortgage,
                             5.2%, 2020                                                                         545      556,325
----------------------------------------------------------------------------------------------------------------------------------
                             Georgia Housing & Finance Authority Rev., Single Family Mortgage,
                             5.8%, 2021                                                                         750      778,987
----------------------------------------------------------------------------------------------------------------------------------
                             Georgia Housing & Finance Authority Rev., Single Family Mortgage,
                             5.1%, 2022                                                                         750      763,605
----------------------------------------------------------------------------------------------------------------------------------
                             Georgia Housing & Finance Authority Rev., Single Family Mortgage,
                             5.6%, 2032                                                                         745      762,619
----------------------------------------------------------------------------------------------------------------------------------
                             Georgia Housing & Finance Authority Rev., Single Family Mortgage, "B",
                             6.05%, 2019                                                                         85       85,728
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,967,324
----------------------------------------------------------------------------------------------------------------------------------
State & Local                Athens, GA, Student Housing Authority, University of Georgia East
Appropriation - 7.1%         Campus, AMBAC, 5.25%, 2022                                                      $1,000   $1,081,780
----------------------------------------------------------------------------------------------------------------------------------
                             Clayton County, GA, Development Authority Rev., "A", 6.25%, 2020                   500      592,175
----------------------------------------------------------------------------------------------------------------------------------
                             County Commissioners of Georgia Assoc., Leasing Program, Rockdale
                             County, GA, Public Purpose Project, AMBAC, 5.625%, 2020                            500      565,165
----------------------------------------------------------------------------------------------------------------------------------
                             Fayette County, GA, Public Facilities Authority, Criminal Justice
                             Center Project, 6.25%, 2010(++)                                                    755      911,481
----------------------------------------------------------------------------------------------------------------------------------
                             Fulton County, GA, Facilities Corp., Fulton County, GA, Public
                             Purpose Project, AMBAC, 5.5%, 2018                                                 695      790,722
----------------------------------------------------------------------------------------------------------------------------------
                             Fulton County, GA, Facilities Corp., Fulton County, GA, Public
                             Purpose Project, AMBAC, 5.9%, 2019                                               1,000    1,178,760
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,120,083
----------------------------------------------------------------------------------------------------------------------------------
Tax - Other - 1.5%           Virgin Islands Public Finance Authority Rev., ASST GTY, 5.5%, 2018              $1,000   $1,094,520
----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.5%               Children's Trust Fund, Settlement Rev., PR, 5.375%, 2033                          $390     $384,637
----------------------------------------------------------------------------------------------------------------------------------
Universities - Colleges -
9.1%                         Fulton County, GA (Morehouse College), AMBAC, 6.25%, 2021                         $980   $1,182,252
----------------------------------------------------------------------------------------------------------------------------------
                             Fulton County, GA, Development Authority Rev. (Georgia Tech
                             Foundation), "A", 5.75%, 2017                                                    1,000    1,160,970
----------------------------------------------------------------------------------------------------------------------------------
                             Fulton County, GA, Development Authority Rev. (Georgia Tech
                             Foundation), "A", 5%, 2031                                                         265      275,181
----------------------------------------------------------------------------------------------------------------------------------
                             Private Colleges & University Authority (Emory University), "A",
                             5.75%, 2016 - 2018                                                               2,000    2,311,370
----------------------------------------------------------------------------------------------------------------------------------
                             Private Colleges & University Authority (Mercer University), 5.75%,
                             2021                                                                               500      538,400
----------------------------------------------------------------------------------------------------------------------------------
                             Private Colleges & University Authority (Spellman College), 5.25%,
                             2021                                                                               500      543,670
----------------------------------------------------------------------------------------------------------------------------------
                             Savannah, GA, Economic Development Authority Rev. (College of Art &
                             Design, Inc.), 6.2%, 2009                                                          500      556,225
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $6,568,068
----------------------------------------------------------------------------------------------------------------------------------
Universities -               Georgia Private College & University Authority Rev. (Mercer Housing
Dormitories - 3.7%           Corp.), 6%, 2021                                                                  $500     $522,195
----------------------------------------------------------------------------------------------------------------------------------
                             Marietta, GA, Development Authority Rev., Student Housing (Southern
                             Polytech University), "A", 6.25%, 2027(++)                                       1,000    1,169,750
----------------------------------------------------------------------------------------------------------------------------------
                             Milledgeville Baldwin County, GA, Georgia College & State University
                             Foundation, 5%, 2032                                                             1,000    1,014,820
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,706,765
----------------------------------------------------------------------------------------------------------------------------------

Utilities - Municipal        Georgia Municipal Electric Authority Power Rev., "A", MBIA, 6.5%,
Owned - 6.5%                 2020                                                                            $1,250   $1,577,000
----------------------------------------------------------------------------------------------------------------------------------
                             Griffin, GA, Combined Public Utility Rev., Refunding & Improvement,
                             AMBAC, 5%, 2025                                                                    500      513,150
----------------------------------------------------------------------------------------------------------------------------------
                             Griffin, GA, Combined Public Utility Rev., Refunding & Improvement,
                             5%, 2021                                                                         1,000    1,065,480
----------------------------------------------------------------------------------------------------------------------------------
                             Monroe County, GA, Pollution Control Rev. (Oglethorpe Power Corp.), "A",
                             6.8%, 2012                                                                       1,000    1,224,020
----------------------------------------------------------------------------------------------------------------------------------
                             Summerville, GA, Public Utility Rev., Refunding & Improvement, 5.75%,
                             2026                                                                               350      370,986
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,750,636
----------------------------------------------------------------------------------------------------------------------------------
Water & Sewer Utility
Revenue - 27.8%              Atlanta, GA, Water & Wastewater Rev., RITES, FGIC, 9.4853%, 2016+(+)            $4,000   $5,365,360
----------------------------------------------------------------------------------------------------------------------------------
                             Atlanta, GA, Water & Wastewater Rev., "A", MBIA, 5%, 2033                          500      516,125
----------------------------------------------------------------------------------------------------------------------------------
                             Clayton County, GA, Water Authority, Water & Sewer Rev., 6.25%, 2017             1,000    1,196,110
----------------------------------------------------------------------------------------------------------------------------------
                             Columbia County, GA, Water & Sewer Rev., FGIC, 6.25%, 2010(++)                     470      563,431
----------------------------------------------------------------------------------------------------------------------------------
                             Coweta County, GA, Development Authority Rev., Newnan Water Sewer &
                             Light Commission Project, AMBAC, 5.75%, 2016                                     1,000    1,152,840
----------------------------------------------------------------------------------------------------------------------------------
                             De Kalb County, GA, Water & Sewer Rev., "A", 5%, 2035                            1,500    1,563,765
----------------------------------------------------------------------------------------------------------------------------------
                             Fairburn, GA, Utility Rev., 5.75%, 2020                                            500      548,605
----------------------------------------------------------------------------------------------------------------------------------
                             Forsyth County, GA, Water & Sewer Authority, 6.25%, 2010(++)                     1,105    1,328,630
----------------------------------------------------------------------------------------------------------------------------------
                             Fulton County, GA, Water & Sewer Rev., FGIC, 6.375%, 2014                          100      120,625
----------------------------------------------------------------------------------------------------------------------------------
                             Fulton County, GA, Water & Sewer Rev., FGIC, 6.375%, 2014(++)                    2,150    2,583,548
----------------------------------------------------------------------------------------------------------------------------------
                             Gainesville, GA, Water & Sewer Rev., FGIC, 5.625%, 2019                          1,000    1,135,700
----------------------------------------------------------------------------------------------------------------------------------
                             Jackson County, GA, Water & Sewer Authority, "A", AMBAC, 5.75%, 2017             1,000    1,168,030
----------------------------------------------------------------------------------------------------------------------------------
                             Milledgeville, GA, Water & Sewer Rev., FSA, 6%, 2021                             1,500    1,832,280
----------------------------------------------------------------------------------------------------------------------------------
                             Monroe County, GA, Development Authority Rev., Refunding &
                             Improvement Water & Sewer Project, "A", MBIA, 5%, 2023                           1,000    1,046,270
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $20,121,319
----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $62,959,573)                                                                 $69,555,018
----------------------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.5%
----------------------------------------------------------------------------------------------------------------------------------
                             Atlanta, GA, Water & Wastewater Rev., "C", due 4/01/04, at Identified Cost      $1,050   $1,050,000
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $64,009,573)                                                                     $70,605,018
----------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 2.5%                                                                                  1,813,390
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                                  $72,418,408
----------------------------------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS 3/31/04       MFS(R) MARYLAND MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

Municipal Bonds - 98.7%
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PRINCIPAL
                                                                                                             AMOUNT
                             ISSUER                                                                   (000 Omitted)      $ VALUE
----------------------------------------------------------------------------------------------------------------------------------
Airport & Port               Maryland Transportation Authority, Baltimore/Washington
Revenue - 0.6%               International Airport, "A", AMBAC, 5%, 2027                                    $1,000    $1,043,450
----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 0.9%             Baltimore, MD, Port Facilities Rev., Consolidated Coal Sales, "B",
                             6.5%, 2011                                                                     $1,500    $1,518,975
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -
General Purpose - 7.0%       Baltimore, MD, "B", 7.15%, 2009                                                $2,120    $2,591,064
----------------------------------------------------------------------------------------------------------------------------------
                             Baltimore, MD, UT, Public Improvement, "A", MBIA, 7%, 2009                      1,000     1,232,050
----------------------------------------------------------------------------------------------------------------------------------
                             Frederick County, MD, Public Facilities, 5.25%, 2016                            2,000     2,219,860
----------------------------------------------------------------------------------------------------------------------------------
                             Frederick County, MD, Public Facilities, 5.2%, 2019                             1,700     1,861,381
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland, State & Local Facilities Loan, First Series, 5.75%, 2014              1,550     1,813,438
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Finance Corp., Commonwealth Appropriations, "A",
                             MBIA, 5.5%, 2018                                                                1,000     1,140,770
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Finance Corp., Commonwealth Appropriations, "A",
                             MBIA, 5%, 2021                                                                  1,000     1,065,550
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $11,924,113
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -
Improvement - 15.9%          Anne Arundel County, MD, 5%, 2015                                              $2,000    $2,183,640
----------------------------------------------------------------------------------------------------------------------------------
                             Howard County, MD, "B", 0%, 2008                                                1,000       901,880
----------------------------------------------------------------------------------------------------------------------------------
                             Howard County, MD, Consolidated Public Improvement, "A", 5.5%, 2008(++)         3,000     3,408,780
----------------------------------------------------------------------------------------------------------------------------------
                             Montgomery County, MD, Consolidated Public Improvement, 5%, 2020 - 2021         1,500     1,609,135
----------------------------------------------------------------------------------------------------------------------------------
                             Montgomery County, MD, Consolidated Public Improvement, "A",
                             5.75%, 2010(++)                                                                 2,000     2,342,840
----------------------------------------------------------------------------------------------------------------------------------
                             Prince George's County, MD, 0%, 2007                                            5,110     4,777,237
----------------------------------------------------------------------------------------------------------------------------------
                             Prince George's County, MD, Consolidated Public Improvement, "A",
                             5%, 2020 - 2023                                                                 3,550     3,788,147
----------------------------------------------------------------------------------------------------------------------------------
                             Prince George's County, MD, Consolidated Public Improvement, FSA,
                             5.375%, 2015                                                                    1,500     1,676,175
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Municipal Finance Agency, RITES, FSA, 9.6169%, 2019+(+)             1,000     1,260,860
----------------------------------------------------------------------------------------------------------------------------------
                             Washington, MD, Suburban Sanitation District, General Construction,
                             "A", 5.25%, 2005(++)                                                              865       906,918
----------------------------------------------------------------------------------------------------------------------------------
                             Worcester County, MD, Public Improvement, 5.625%, 2013 - 2015                   3,650     4,187,398
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $27,043,010
----------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue -         Maryland Health & Higher Educational Facilities Authority Rev.,
Hospitals - 21.0%            5.5%, 2021(++)                                                                 $4,000    $4,072,520
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev.
                             (Carroll County General Hospital), 6%, 2037                                     1,000     1,056,650
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev.
                             (Doctors Community Hospital), 5.5%, 2024                                        1,000       987,060
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev.
                             (Frederick Memorial Hospital), 5.125%, 2035                                     1,000     1,015,920
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev.
                             (Frederick Memorial Hospital), FGIC, 5.25%, 2013                                2,850     3,263,763
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev. (Good
                             Samaritan Hospital), 5.7%, 2009(++)                                             1,085     1,254,444
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev.
                             (Johns Hopkins University), 5%, 2021                                              750       779,498
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev.
                             (Medstar Health), 5.5%, 2033                                                      800       806,760
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev.
                             (Mercy Medical Center), FSA, 5.625%, 2017                                       1,800     1,966,086
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev.
                             (North Arundel Hospital), 6.5%, 2026                                              500       558,970
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev.
                             (University of Maryland Medical Systems), 6.625%, 2020                          1,000     1,146,510
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev., "A"
                             (Anne Arundel Health Systems), FSA, 5%, 2034                                    1,585     1,656,642
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev., "A"
                             (Lifebridge Health), 5.125%, 2034                                               1,000     1,006,200
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev., "A"
                             (Upper Chesapeake Hospital), FSA, 5.5%, 2020                                    2,000     2,149,940
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev., "B"
                             (Medalantic/Helix Issue), AMBAC, 5.25%, 2038                                    3,145     3,503,876
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev., "B"
                             (University of Maryland Medical Systems), AMBAC, 5%, 2024                       1,000     1,048,480
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev.,
                             Adventist Healthcare, "A", 5.75%, 2025                                          1,000     1,016,060
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev., Anne
                             Arundel Health Systems, "A", FSA, 5%, 2023                                      1,000     1,056,170
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev.,
                             Catholic Health Initiatives, "A", 6%, 2020                                      1,000     1,141,690
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev.,
                             Union Hospital of Cecil County Issue, 5.625%, 2032                              1,000     1,037,140
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Rev., Helix Health
                             Issue, AMBAC, 5%, 2027(++)                                                      2,500     2,683,775
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Industrial Development Authority, Economic Development
                             Rev., FSA, RIBS, 10.641%, 2022(+)                                               1,400     2,005,346
----------------------------------------------------------------------------------------------------------------------------------
                             Montgomery County, MD, Economic Development (Trinity Health Credit
                             Group), 5.125%, 2022                                                              500       520,745
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $35,734,245
----------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue - Long    Maryland Health & Higher Educational Facilities Authority Rev.
Term Care - 0.7%             (Bradford Oaks Nursing & Rehabilitation Center), 6.375%, 2027                  $1,000      $977,870
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev., "A"
                             (Mercy Ridge), 6%, 2035                                                           150       150,631
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,128,501
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -
Environmental Services -     Northeast Maryland Waste Disposal Authority, Resources Recovery
0.4%                         Rev., Baltimore Resco Retrofit Project, 5%, 2012                                 $690      $714,695
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue -
Entertainment &              Maryland Industrial Authority, Economic Development, Baltimore
Tourism - 0.6%               Aquarium Project, 5.2%, 2026                                                   $1,000    $1,036,520
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue -      Harford County MD, Economic Development Rev. Battelle Mem Institute
Other - 2.9%                 PJ, 5.25%, 2034                                                                $1,600    $1,653,312
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Industrial Authority, Economic Development Rev., 8%, 2012(++)          2,825     3,293,441
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,946,753
----------------------------------------------------------------------------------------------------------------------------------
Multi-Family Housing
Revenue - 5.3%               Baltimore, MD, City Housing Corp. Rev., "A", FHA, 7.25%, 2023                  $1,095    $1,097,497
----------------------------------------------------------------------------------------------------------------------------------
                             Baltimore, MD, City Housing Corp. Rev., FHA, 7.75%, 2009                          580       580,354
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Community Development Administration, "A", 5%, 2034                      940       947,144
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Community Development Administration, "A", 5.1%, 2044                  1,000     1,011,400
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Community Development Administration, Housing, "D", 5%, 2032           1,000     1,004,330
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Community Development Administration, Multi-Family Housing
                             Insured Mortgage, "B", 5.6%, 2032                                               1,250     1,301,125
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Community Development Administration, Waters Landing II,
                             "A", GNMA, 5.875%, 2033                                                         1,500     1,590,570
----------------------------------------------------------------------------------------------------------------------------------
                             Prince George's County, MD, Housing Authority, Fairview & Hillside
                             Projects, "A", GNMA, 4.85%, 2032                                                1,500     1,511,490
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $9,043,910
----------------------------------------------------------------------------------------------------------------------------------
Single Family Housing -      Prince George's County, MD, Housing, Single Family Collateral, "A",
Local - 0.6%                 7.4%, 2032                                                                       $275      $278,399
----------------------------------------------------------------------------------------------------------------------------------
                             Prince George's County, MD, Housing, Single Family Collateral, "A",
                             GNMA, 5.6%, 2034                                                                  230       246,358
----------------------------------------------------------------------------------------------------------------------------------
                             Prince George's County, MD, Housing, Single Family Step Coupon, "A",
                             GNMA, 5.375%, 2018                                                                485       501,796
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,026,553
----------------------------------------------------------------------------------------------------------------------------------
Single Family Housing -      Maryland Community Development Administration, Housing, "A", 5.875%,
State - 6.0%                 2016                                                                           $1,285    $1,350,933
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Community Development Administration, Residential, "B",
                             4.75%, 2019                                                                     1,500     1,518,420
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Community Development Administration, Residential, "B",
                             6.05%, 2020                                                                     2,045     2,127,925
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Community Development Administration, Single Family
                             Program, First Series, 5.15%, 2018                                              2,000     2,054,280
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Community Development Administration, Single Family
                             Program, Second Series, 4.5%, 2024                                              1,025     1,047,632
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Housing Finance Authority, 4.75%, 2023                                500       500,340
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Housing Finance Authority, Mortgage Backed Securities,
                             "A", 4.375%, 2017                                                               1,500     1,507,800
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $10,107,330
----------------------------------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.9%   Northeast Maryland Waste Disposal Authority Rev. (Southwest County
                             Resource Recovery), MBIA, 7.2%, 2005                                           $1,000    $1,025,700
----------------------------------------------------------------------------------------------------------------------------------
                             Northeast Maryland Waste Disposal Solid, 6%, 2006                               1,100     1,187,021
----------------------------------------------------------------------------------------------------------------------------------
                             Northeast Maryland Waste Disposal Solid, AMBAC, 5.5%, 2016                      1,000     1,080,460
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,293,181
----------------------------------------------------------------------------------------------------------------------------------
State & Local
Appropriation - 9.9%         Howard County, MD, Certificates of Participation, 8%, 2019                     $1,870    $2,695,380
----------------------------------------------------------------------------------------------------------------------------------
                             Howard County, MD, Certificates of Participation, 8.15%, 2021                     450       657,054
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Stadium Authority, Lease RV Convention Center Expansion,
                             AMBAC, 5.875%, 2012                                                             1,000     1,052,410
----------------------------------------------------------------------------------------------------------------------------------
                             Prince George's County, MD, Certificates of Participation, "A", MBIA,
                             0%, 2005 - 2006                                                                 4,985     4,853,698
----------------------------------------------------------------------------------------------------------------------------------
                             Prince George's County, MD, Lease Development Authority Rev., MBIA,
                             0%, 2004 - 2009                                                                 2,480     2,276,723
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Finance Corp., 5.7%, 2025                                    1,235     1,358,302
----------------------------------------------------------------------------------------------------------------------------------

                             Puerto Rico Public Finance Corp., Commonwealth Appropriations, "A",
                             AMBAC, 5.375%, 2018                                                             1,000     1,159,170
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041%, 2013 -
                             2016+(+)                                                                        2,020     2,668,337
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $16,721,074
----------------------------------------------------------------------------------------------------------------------------------
Tax - Other - 1.2%           Virgin Islands Public Finance Authority Rev., 5.875%, 2018                     $1,000    $1,039,910
----------------------------------------------------------------------------------------------------------------------------------
                             Virgin Islands Public Finance Authority Rev., 5.5%, 2022                        1,000     1,034,380
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,074,290
----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.5%               Children's Trust Fund, Settlement Rev., PR, 5.375%, 2033                         $245      $241,631
----------------------------------------------------------------------------------------------------------------------------------
                             Guam Economic Development Authority, 5.5%, 2041                                   400       387,180
----------------------------------------------------------------------------------------------------------------------------------
                             Tobacco Settlement Financing Corp., 5%, 2021                                      260       250,900
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $879,711
----------------------------------------------------------------------------------------------------------------------------------
Universities - Colleges -    Annapolis, MD, Economic Development Rev. (St. John's College), 5.5%,
11.8%                        2018                                                                             $750      $788,887
----------------------------------------------------------------------------------------------------------------------------------
                             Anne Arundel County, MD, Economic Development, Community College
                             Project, 5.25%, 2028                                                            1,600     1,671,040
----------------------------------------------------------------------------------------------------------------------------------
                             Frederick County, MD, Educational Facilities Rev., "A" (Mount St.
                             Mary's College), 5.7%, 2020                                                       850       887,315
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev.
                             (Johns Hopkins University), 5.125%, 2020                                        1,500     1,630,380
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev.
                             (Johns Hopkins University), 5.625%, 2027                                        1,400     1,516,186
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev., "A"
                             (Johns Hopkins University), 5%, 2032                                            3,000     3,117,210
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Health & Higher Educational Facilities Authority Rev., "A"
                             (Loyola College), MBIA, 5.5%, 2016                                              3,000     3,312,360
----------------------------------------------------------------------------------------------------------------------------------
                             Morgan State University, MD, Academic, "A", FGIC, 5%, 2020                        500       534,060
----------------------------------------------------------------------------------------------------------------------------------
                             Morgan State University, MD, Academic, "A", MBIA, 0%, 2006 - 2008
                             (++)                                                                            2,535     2,356,174
----------------------------------------------------------------------------------------------------------------------------------
                             Morgan State University, MD, Academic, "B", FGIC, 5%, 2022                        350       369,975
----------------------------------------------------------------------------------------------------------------------------------
                             Morgan State University, MD, Academic, MBIA, 6.05%, 2015                        1,500     1,790,400
----------------------------------------------------------------------------------------------------------------------------------
                             University of Maryland, Auxiliary Facilities & Tuition Rev., "B",
                             0%, 2004                                                                        1,000       994,650
----------------------------------------------------------------------------------------------------------------------------------
                             Westminster, MD, Educational Facilities Rev. (McDaniel College),
                             5.5%, 2032                                                                      1,000     1,028,800
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $19,997,437
----------------------------------------------------------------------------------------------------------------------------------
Universities -               Maryland Economic Development Corp., Collegiate Housing Rev. (Towson
Dormitories - 3.0%           University), 5.75%, 2029                                                       $1,000    $1,007,410
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Economic Development Corp., Collegiate Housing, "A", 6%,
                             2019                                                                            1,000     1,050,260
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Economic Development Corp., Morgan State University
                             Project, "A", 6%, 2034                                                          1,000     1,031,530
----------------------------------------------------------------------------------------------------------------------------------
                             Maryland Economic Development Corp., University of Maryland College
                             Park Project, AMBAC, 5%, 2019                                                   1,850     1,968,844
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,058,044
----------------------------------------------------------------------------------------------------------------------------------
Utilities - Municipal
Owned - 3.2%                 Guam Power Authority Rev., RITES, AMBAC, 9.0426%, 2015+(+)                     $1,680    $2,050,037
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Electric Power Authority Rev., "NN", 5.125%, 2024                   1,500     1,576,365
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Electric Power Authority Rev., RITES, FSA, 9.0063%,
                             2015+(+)                                                                        1,400     1,706,796
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,333,198
----------------------------------------------------------------------------------------------------------------------------------
Water & Sewer Utility        Baltimore, MD, Project Revenue., Refunding Water Projects, "A",
Revenue - 5.3%               FGIC,
                             5.125%, 2032                                                                   $1,000    $1,049,740
----------------------------------------------------------------------------------------------------------------------------------
                             Baltimore, MD, Rev., MBIA, LEVRRS, 10.183%, 2020(+)                             3,000     4,032,690
----------------------------------------------------------------------------------------------------------------------------------
                             Baltimore, MD, Wastewater Rev. Project, "A", FGIC, 6%, 2015                     1,000     1,218,920
----------------------------------------------------------------------------------------------------------------------------------
                             Baltimore, MD, Wastewater Rev. Project, "A", MBIA, 5.65%, 2020                  2,000     2,341,740
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Aqueduct & Sewer Authority Rev., 10.25%, 2009(++)                     335       415,926
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $9,059,016
----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $152,881,796)                                                               $167,684,006
----------------------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.1%
----------------------------------------------------------------------------------------------------------------------------------
                             California State, Department of Water Resources, Power Supply Rev.,
                             due 4/07/04                                                                      $800      $800,000
----------------------------------------------------------------------------------------------------------------------------------
                             New Castle, PA, Area Hospital Authority (Jameson Memorial Hospital),
                             due 4/07/04                                                                       100       100,000
----------------------------------------------------------------------------------------------------------------------------------
                             Pinellas County, FL, Health Facilities Authority Rev., Pooled
                             Hospital Loan Program, due 4/01/04                                                100       100,000
----------------------------------------------------------------------------------------------------------------------------------
                             Sevier County, TN, Public Building Authority, due 4/07/04                         750       750,000
----------------------------------------------------------------------------------------------------------------------------------
                             Sevier County, TN, Public Building Authority, Government Public
                             Improvement II, "B", due 4/07/04                                                  100       100,000
----------------------------------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost, $1,850,000)                                                        $1,850,000
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $154,731,796)                                                                   $169,534,006
----------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.2%                                                                                    363,445
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                                 $169,897,451
----------------------------------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF FUND INVESTMENTS 3/31/04         MFS(R) MASSACHUSETTS MUNICIPAL BOND
----------------------------------------------------------------------------------------------------------------------------------

Municipal Bonds - 97.7%
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PRINCIPAL
                                                                                                             AMOUNT
                             ISSUER                                                                   (000 Omitted)      $ VALUE
----------------------------------------------------------------------------------------------------------------------------------
Airport & Port
Revenue - 2.5%               Massachusetts Port Authority Rev., 13%, 2013(++)                                 $745    $1,129,673
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Port Authority Rev., 6.125%, 2017                                 1,460     1,696,710
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Port Authority Rev., "A", 5.125%, 2017                            1,275     1,366,507
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Port Authority Rev., "A", FSA, 5%, 2033                           1,500     1,551,915
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Port Authority Rev., "C", 6%, 2015                                1,000     1,159,610
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $6,904,415
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -
General Purpose - 19.6%      Boston, MA, "A", 5.75%, 2010(++)                                               $3,645    $4,246,498
----------------------------------------------------------------------------------------------------------------------------------
                             Brookline, MA, 5.375%, 2019                                                     1,800     1,989,180
----------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Massachusetts, 5.875%, 2009(++)                                 1,000     1,181,160
----------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Massachusetts, FGIC, 7%, 2009                                   1,150     1,397,975
----------------------------------------------------------------------------------------------------------------------------------
                             Greater Lawrence, MA, San District, MBIA, 5.625%, 2020                          1,640     1,865,270
----------------------------------------------------------------------------------------------------------------------------------
                             Lynn, MA, AMBAC, 5.125%, 2018                                                   3,690     3,987,599
----------------------------------------------------------------------------------------------------------------------------------
                             Mansfield, MA, FSA, 5.375%, 2017                                                1,170     1,290,931
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts State Ref, "B", 5.25%, 2028                                       2,500     2,752,550
----------------------------------------------------------------------------------------------------------------------------------
                             Middleborough, MA, FGIC, 5.6%, 2014                                                75        84,529
----------------------------------------------------------------------------------------------------------------------------------
                             Salisbury, MA, MBIA, 5.25%, 2031                                                2,790     2,962,366
----------------------------------------------------------------------------------------------------------------------------------
                             State of Massachusetts, "A", MBIA, 7.5%, 2004(++)                                 105       106,073
----------------------------------------------------------------------------------------------------------------------------------
                             State of Massachusetts, Capital Appreciation Consolidated Loan, "C",
                             0%, 2004                                                                        1,080     1,071,911
----------------------------------------------------------------------------------------------------------------------------------
                             State of Massachusetts, Capital Appreciation Consolidated Loan, "C",
                             0%, 2004(++)                                                                    8,170     8,111,421
----------------------------------------------------------------------------------------------------------------------------------
                             State of Massachusetts, Capital Appreciation Consolidated Loan, "C",
                             0%, 2005(++)                                                                    2,000     1,951,760
----------------------------------------------------------------------------------------------------------------------------------
                             State of Massachusetts, Consolidated Loan, "A", 7.5%, 2004(++)                    920       929,402
----------------------------------------------------------------------------------------------------------------------------------
                             State of Massachusetts, Consolidated Loan, "A" MBIA, 6%, 2010(++)               3,000     3,560,970
----------------------------------------------------------------------------------------------------------------------------------
                             State of Massachusetts, Consolidated Loan, "B", 5.625%, 2010(++)                2,000     2,321,040
----------------------------------------------------------------------------------------------------------------------------------
                             State of Massachusetts, Consolidated Loan, "B", 5.75%, 2010(++)                 1,000     1,167,540
----------------------------------------------------------------------------------------------------------------------------------
                             State of Massachusetts, Consolidated Loan, "C", 5.75%, 2019(++)                 2,000     2,338,800
----------------------------------------------------------------------------------------------------------------------------------
                             State of Massachusetts, Consolidated Loan, "D", MBIA, 5%, 2021                  1,380     1,553,742
----------------------------------------------------------------------------------------------------------------------------------
                             State of Massachusetts, Consolidated Loan, "E", FSA, 5.25%, 2013(++)            1,000     1,134,750
----------------------------------------------------------------------------------------------------------------------------------
                             State of Massachusetts, MBIA, 5%, 2022                                          1,000     1,048,660
----------------------------------------------------------------------------------------------------------------------------------
                             Sutton, MA, MBIA, 5.5%, 2017 - 2019                                             2,000     2,254,180
----------------------------------------------------------------------------------------------------------------------------------
                             Westford, MA, FGIC, 5.25%, 2020                                                 2,250     2,439,675
----------------------------------------------------------------------------------------------------------------------------------
                             Weymouth, MA, MBIA, 5.375%, 2020                                                1,250     1,369,063
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $53,117,045
----------------------------------------------------------------------------------------------------------------------------------
General Obligations -        Massachusetts Bay Transportation Authority (General Transportation
Improvement - 7.8%           Systems), XLCA, 7%, 2021                                                       $5,000    $6,487,150
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Bay Transportation Authority, RITES, 10.7967%, 2016+
                             (+)                                                                             4,835     6,863,959
----------------------------------------------------------------------------------------------------------------------------------
                             Maynard, MA, MBIA, 5.5%, 2021                                                   1,000     1,116,320
----------------------------------------------------------------------------------------------------------------------------------
                             Springfield, MA, FSA, 6.25%, 2019                                               2,600     3,084,198
----------------------------------------------------------------------------------------------------------------------------------
                             Worcester, MA, "A", FSA, 6%, 2016                                               2,955     3,499,754
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $21,051,381
----------------------------------------------------------------------------------------------------------------------------------

General Obligations -
Schools - 4.5%               Belmont, MA, 5%, 2015                                                          $2,165    $2,261,776
----------------------------------------------------------------------------------------------------------------------------------
                             Dudley-Charlton, MA, Regional School District, RITES, FGIC,
                             9.0312%, 2015 - 2018+(+)                                                        4,360     5,613,891
----------------------------------------------------------------------------------------------------------------------------------
                             Narragansett, MA, Regional School District, AMBAC, 6%, 2019                     1,720     2,023,339
----------------------------------------------------------------------------------------------------------------------------------
                             Tantasquama, MA, Regional School District, FSA, 5.375%, 2016                    2,000     2,228,060
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $12,127,066
----------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue -         Massachusetts Development Finance Agency, Massachusetts Biomedical
Hospitals - 11.6%            Research, "C", 6.375%, 2016                                                       $50       $57,200
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev. (Anna
                             Jacques Hospital), 6.875%, 2012                                                   685       695,207
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Baystate Medical Center), "F", 5.75%, 2033                                     2,000     2,096,480
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Berkshire Health Systems), 6.25%, 2031                                         1,350     1,405,256
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Caritas Christi), 6.5%, 2012                                                     500       563,240
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Caritas Christi), 5.7%, 2015                                                     500       515,135
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Caritas Christi), "B", 6.25%, 2022                                                20        20,876
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Covenant Health Systems, Inc.), 6.5%, 2017                                        75        83,434
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Covenant Health Systems, Inc.), 6%, 2031                                       1,000     1,048,040
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev. (Jordan
                             Hospital), 5.25%, 2018                                                          1,330     1,215,341
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Milford-Whitinsville Hospital), 6.35%, 2032                                       50        50,994
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Milford-Whitinsville Regional Hospital), "C", 5.25%, 2018                      1,500     1,456,470
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev. (Milton
                             Hospital), "C", 5.5%, 2016                                                        800       830,848
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev. (New
                             England Medical Center Hospital), "H", FGIC, 5.375%, 2018 - 2019                1,815     1,989,022
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Newton-Wellesley Hospital), "G", MBIA, 6.125%, 2015                            1,000     1,137,930
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev. (North
                             Adams Regional Hospital), 6.625%, 2018                                          1,010     1,005,041
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Partners Healthcare Systems), 5.75%, 2021                                        100       108,310
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Partners Healthcare Systems), "A", MBIA, 5.375%, 2018                          2,000     2,155,260
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev. (South
                             Shore Hospital), "F", 5.625%, 2019                                              2,000     2,084,180
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (University of Massachusetts), 6.5%, 2021                                       1,000     1,054,610
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev. (New
                             England Medical Center Hospital), "H", FGIC, 5%, 2025                           1,135     1,168,619
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Higher Educational Facilities Authority Rev.,
                             Catholic Health East Issue, 5.5%, 2032                                          1,575     1,601,239
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Industrial Finance Agency Rev., Capital Appreciation
                             (Mass Biomedical Research), 0%, 2004                                            5,000     4,979,800
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Industrial Finance Agency Rev., Capital Appreciation
                             (Mass Biomedical Research), "A", 0%, 2010                                       5,300     4,260,034
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $31,582,566
----------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue - Long    Boston, MA, Industrial Development Finance Authority, Alzheimer's
Term Care - 1.0%             Center Project, FHA, 5.5%, 2012                                                  $370      $399,644
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev., First Mortgage Loomis
                             Communities Project, "A", 6.9%, 2032                                              530       552,997
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Industrial Finance Agency Rev. (Beverly Enterprises),
                             8.375%, 2009                                                                    1,725     1,751,893
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Industrial Finance Agency Rev. (Evanswood 1st
                             Mortgage), "A", 7.625%, 2015                                                      497            50
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,704,584
----------------------------------------------------------------------------------------------------------------------------------
Human Services - 0.4%        Massachusetts Health & Educational Facilities Authority Rev.
                             (Learning Center for Deaf Children), 6.1%, 2019                                $1,000    $1,010,210
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Massachusetts Port Authority Rev. (Delta Air Lines, Inc.), "A",
Airlines - 2.0%              AMBAC, 5.5%, 2019                                                              $2,000    $2,116,120
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Port Authority Rev. (U.S. Airways), MBIA, 5.875%, 2016            1,900     2,029,048
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Port Authority Rev., Special Facilities (U.S.
                             Airways), "A", MBIA, 5.625%, 2023                                               1,140     1,225,990
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,371,158
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -
Environmental Services -     Massachusetts Development Finance Agency Rev., Resource Recovery
0.4%                         Rev. (Waste Management, Inc.), 6.9%, 2029                                      $1,000    $1,168,290
----------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Massachusetts Development Finance Agency Rev., Resource Recovery
Other - 1.5%                 Rev. (Flour Corp.), 5.625%, 2019                                               $1,675    $1,759,772
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Industrial Finance Agency Rev. (Welch Foods, Inc.),
                             5.6%, 2017                                                                      2,100     2,257,101
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,016,873
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue -      Massachusetts Development Finance Agency Rev. (Comb Jewish
Other - 1.6%                 Philanthropies), "A", 5.25%, 2022                                              $1,000    $1,070,100
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev., (WHGH Educational
                             Foundation), "A", AMBAC, 5.375%, 2042                                           3,000     3,197,370
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,267,470
----------------------------------------------------------------------------------------------------------------------------------
Multi-Family Housing         Massachusetts Development Finance Agency Rev. (Morville House
Revenue - 3.1%               Apartments), "A" LOC, 4.95%, 2023                                              $2,500    $2,484,275
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Housing Finance Agency Rev., "P", 5%, 2023                        1,240     1,251,718
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Housing Finance Agency Rev., "P", 5.1%, 2033                      1,565     1,580,869
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Housing Finance Agency Rev., "P", 5.2%, 2045                      1,445     1,449,075
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Housing Finance Agency, Housing Rev., Rental Mortgage,
                             "A", AMBAC, 5.7%, 2020                                                          1,515     1,564,419
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $8,330,356
----------------------------------------------------------------------------------------------------------------------------------
Parking - 0.5%               Rail Connections, Inc., Massachusetts Rev. (Rte 128 Parking Garage), "A",
                             6%, 2009(++)                                                                   $1,200    $1,432,608
----------------------------------------------------------------------------------------------------------------------------------

Sales & Excise Tax           Route 3 North Transportation Improvement Associates, MBIA, 5.625%,
Revenue - 0.6%               2010(++)                                                                       $1,500    $1,746,810
----------------------------------------------------------------------------------------------------------------------------------
Single Family Housing -      Massachusetts Housing Finance Agency, Single Family Housing Rev.,
State - 2.4%                 "102", 5%, 2029                                                                $1,500    $1,513,545
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Housing Finance Agency, Single Family Housing Rev.,
                             "32", 6.6%, 2026                                                                  305       313,207
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Housing Finance Agency, Single Family Housing Rev.,
                             "51", MBIA, 6.35%, 2022                                                           900       934,074
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Housing Finance Agency, Single Family Housing Rev.,
                             "79", FSA, 5.85%, 2021                                                            330       344,470
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Housing Finance Agency, Single Family Housing Rev.,
                             "91", 5.5%, 2031                                                                2,125     2,169,901
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Housing Finance Agency, Single Family Housing Rev.,
                             "93", 5.05%, 2020                                                               1,110     1,128,737
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $6,403,934
----------------------------------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.4%   Massachusetts Development Finance Agency Rev. (Ogden Haverhill
                             Associates), 6.7%, 2014                                                          $600      $641,562
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev., Semass Systems, "B",
                             MBIA, 5.625%, 2016                                                              1,125     1,269,281
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Industrial Finance Agency Rev., Resource Recovery Rev.
                             (Ogden Haverhill Associates), 5.6%, 2019                                        1,925     1,914,066
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Industrial Finance Agency Rev., Resource Recovery Rev.
                             (Ogden Haverhill Associates), 5.5%, 2013                                           25        25,171
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,850,080
----------------------------------------------------------------------------------------------------------------------------------
State & Local                Massachusetts Development Finance Agency Rev., Visual & Performing
Appropriation - 2.9%         Arts Project, 6%, 2015                                                         $1,235    $1,495,462
----------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041%, 2016+(+)               2,500     3,302,100
----------------------------------------------------------------------------------------------------------------------------------
                             University of Massachusetts, Building Authority Project, "B", AMBAC,
                             5.5%, 2018                                                                      1,400     1,585,934
----------------------------------------------------------------------------------------------------------------------------------
                             University of Massachusetts, Building Authority Project, "1", AMBAC,
                             5.25%, 2023                                                                     1,500     1,610,145
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $7,993,641
----------------------------------------------------------------------------------------------------------------------------------
Student Loan Revenue - 1.2%  Massachusetts Educational Financing Authority, Education Loan Rev.,
                             "E", AMBAC, 5%, 2013 - 2015                                                    $1,100    $1,160,030
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Educational Financing Authority, Education Loan Rev.,
                             Issue E, AMBAC, 5.3%, 2016                                                      1,875     1,955,138
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Educational Financing Authority, Education Loan Rev.,
                             Issue G, "A", AMBAC, 6.05%, 2017                                                   85        88,918
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,204,086
----------------------------------------------------------------------------------------------------------------------------------
Tax - Other - 1.7%           Virgin Islands Public Finance Authority Rev., 5.875%, 2018                     $1,420    $1,476,672
----------------------------------------------------------------------------------------------------------------------------------
                             Virgin Islands Public Finance Authority Rev., 5.5%, 2022                        2,950     3,051,421
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,528,093
----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.3%               Children's Trust Fund, Settlement Rev., PR, 5.375%, 2033                         $720      $710,100
----------------------------------------------------------------------------------------------------------------------------------
Transportation - Special     Massachusetts Bay Transportation Authority Prerefunded Assessment,
Tax - 2.8%                   "A", 5.75%, 2010(++)                                                           $3,460    $4,057,680
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Bay Transportation Authority Unrefunded Balance "A",
                             5.75%, 2018                                                                       320       369,315
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Bay Transportation Authority, Assessment, "A", 5.25%,
                             2030                                                                            2,930     3,083,591
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $7,510,586
----------------------------------------------------------------------------------------------------------------------------------
Universities - Colleges -    Massachusetts College Building Authority Project Rev., "A", MBIA,
17.1%                        5.625%, 2009(++)                                                               $1,650    $1,921,590
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts College Building Authority Project Rev., Xl Capital
                             Assurance, "A", XLCA, 5.25%, 2023                                               1,000     1,062,500
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev. (Boston University),
                             XLCA,
                             6%, 2059                                                                        1,500     1,779,375
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev. (Deerfield Academy),
                             "A",
                             5%, 2028                                                                        1,000     1,039,130
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev. (Eastern Nazarene
                             College), 5.625%, 2019                                                          1,000       905,580
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev. (Massachusetts College
                             of Pharmacy), 6.625%, 2020                                                         50        54,660
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev. (Massachusetts College
                             of Pharmacy), "C", 5.75%, 2033                                                  1,000     1,023,540
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev. (Mount Holyoke
                             College), 5.125%, 2021                                                          1,000     1,065,550
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev. (Suffolk University),
                             5.75%, 2019                                                                     1,000     1,062,430
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev. (Suffolk University),
                             5.85%, 2029                                                                     1,000     1,049,850
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev. (Western New England
                             College), 6.125%, 2032                                                          1,115     1,148,762
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev., College Issue, "B",
                             XLCA, 5.25%, 2033                                                               3,000     3,157,620
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev., Higher Education
                             (Smith College), 5.5%, 2010(++)                                                 1,210     1,411,997
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Authority Rev. (University of
                             Massachusetts), "A", FGIC, 5.625%, 2018                                         2,170     2,474,646
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev. (Boston
                             College), "K", 5.25%, 2023                                                      4,350     4,422,036
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Simmons College), "D", AMBAC, 6.05%, 2010(++)                                  1,745     2,103,161
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Simmons College), "F", FGIC, 5%, 2023                                            500       524,815
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (University of Massachusetts, Worcester Campus), "B", FGIC, 5.125%,
                             2019                                                                            1,780     1,921,795
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (University of Massachusetts), "A", FGIC, 5.75%, 2019                           2,395     2,766,800
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (University of Massachusetts), "A", FGIC, 5.85%, 2020                           1,200     1,397,100
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (University of Massachusetts), "C", MBIA, 5.25%, 2031                           3,000     3,177,420
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Wellesley College), "H", 5%, 2033                                              1,000     1,035,370
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Wheaton College), "C", 5.25%, 2019                                             1,000     1,026,970
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Educational Facilities Authority Rev.
                             (Wheelock College), "B", MBIA, 5.5%, 2021                                       3,275     3,664,299
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Industrial Finance Agency Rev. (Brandeis University),
                             "C", MBIA, 0%, 2004 - 2010                                                      3,000     2,660,480
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Industrial Finance Agency Rev. (Brandeis University),
                             "C", MBIA, 1%, 2011                                                               500       386,955
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Industrial Finance Agency Rev. (Lesley College), "A",
                             CNIE LEE, 6.3%, 2025                                                            2,000     2,157,900
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $46,402,331
----------------------------------------------------------------------------------------------------------------------------------
Universities - Secondary     Massachusetts Development Finance Agency Rev. (Williston Northampton
Schools - 4.7%               School), 6.5%, 2028                                                            $1,300    $1,370,512
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev. (Xaverian Brothers
                             High School), 5.55%, 2019                                                       1,000     1,060,890
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev. (Xaverian Brothers
                             High School), 5.65%, 2029                                                       1,000     1,036,020
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Development Finance Agency Rev., Middlesex School
                             Education Project, 5.125%, 2023                                                   500       530,595
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Industrial Finance Agency Rev. (Belmont Hill School),
                             5.625%, 2020                                                                    1,150     1,234,905
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Industrial Finance Agency Rev. (Concord Academy),
                             5.5%, 2027                                                                      2,000     2,060,480
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Industrial Finance Agency Rev. (Dana Hall School),
                             5.9%, 2027                                                                      1,340     1,392,568
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Industrial Finance Agency Rev. (Groton School), "A",
                             5%, 2018                                                                        2,960     3,134,255
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Industrial Finance Agency Rev. (Tabor Academy), 5.4%, 2018        1,000     1,057,030
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $12,877,255
----------------------------------------------------------------------------------------------------------------------------------
Utilities - Municipal        Massachusetts Development Finance Agency Rev. (Devens Electric
Owned - 0.3%                 Systems), 5.625%, 2016                                                           $725      $787,734
----------------------------------------------------------------------------------------------------------------------------------
Water & Sewer Utility
Revenue - 5.8%               Massachusetts Water Pollution Pool Program, "5", 5.75%, 2017                   $1,000    $1,144,770
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Water Pollution Pool Program, "7", 5.25%, 2018                    2,000     2,177,240
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Water Pollution Pool Program, "9", 5%, 2023                       2,000     2,097,700
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Water Resources Authority, "A", FGIC, 6%, 2021                    1,000     1,170,380
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Water Resources Authority, "C", MBIA, 5.25%, 2004(++)                50        52,412
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Water Resources Authority, General, "J", FSA, 5%, 2023              500       522,190
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Water Resources Authority, MBIA, 5.25%, 2020                      1,535     1,593,146
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Water Resources Authority, RITES, FGIC, 11.3149%,
                             2019+(+)                                                                        4,010     5,935,281
----------------------------------------------------------------------------------------------------------------------------------
                             Springfield, MA, Street & Sewer Commission, General, "A", AMBAC, 5%,
                             2021                                                                            1,000     1,066,170
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $15,759,289
----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $241,828,550)                                                               $264,857,961
----------------------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.2%
----------------------------------------------------------------------------------------------------------------------------------
                             California State, Department of Water Resources, Power Supply Rev.,
                             due 4/07/04                                                                    $2,400    $2,400,000
----------------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Health & Higher Educational Facilities Authority Rev.,
                             Capital Assets Program, "D", due 4/01/04                                          995       995,000
----------------------------------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost, $3,395,000)                                                        $3,395,000
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $245,223,550)                                                                   $268,252,961
----------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.1%                                                                                  2,923,495
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                                 $271,176,456
----------------------------------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments - continued

Portfolio Footnotes:
   + Restricted security.
 (+) Inverse floating rate security.
(++) Refunded bond.

The following abbreviations for insurers and inverse floaters are used in the Portfolio of Investments and are defined:

Insurers:                                                 Inverse Floaters:
AMBAC     -- AMBAC Indemnity Corp.                          RIBS  -- Residual Interest Bond
ASST GTY  -- Asset Guaranty Insurance Co.                   RITES -- Residual Interest Tax-Exempt Security
FGIC      -- Financial Guaranty Insurance Co.               ROLS  -- Residual Option Long
FHA       -- Federal Housing Administration
FNMA      -- Federal National Mortgage Assn.
FSA       -- Financial Security Assurance Inc.
GNMA      -- Government National Mortgage Assn.
LEVRRS    -- Leveraged Reverse Rate Security
LOC       -- Letter of Credit
MBIA      -- Municipal Bond Investors Corp.
XLCA      -- XL Capital Insurance Co.

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS            STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.
                                                                         ALABAMA        ARKANSAS      CALIFORNIA         FLORIDA
At 3/31/04                                                                  FUND            FUND            FUND            FUND

ASSETS

Investments -
  Identified cost                                                    $88,419,522    $133,747,386    $401,109,886     $93,246,788
--------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation                                              8,582,060      13,501,594      32,077,300       7,323,104
--------------------------------------------------------------------------------------------------------------------------------
Total, at value                                                      $97,001,582    $147,248,980    $433,187,186    $100,569,892
--------------------------------------------------------------------------------------------------------------------------------
Cash                                                                       7,821          74,428          98,620          12,088
--------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                                          789,400       3,971,918          10,307         505,379
--------------------------------------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                           43,874         111,347         670,423          92,696
--------------------------------------------------------------------------------------------------------------------------------
Interest receivable                                                    1,478,816       2,166,312       5,221,726       1,842,191
--------------------------------------------------------------------------------------------------------------------------------
Other assets                                                                 554              --           1,779           1,282
--------------------------------------------------------------------------------------------------------------------------------
Total assets                                                         $99,322,047    $153,572,985    $439,190,041    $103,023,528
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                                   $346,754        $532,315      $1,626,978        $377,130
--------------------------------------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                       470,037         589,711         899,201         609,385
--------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on interest rate swap agreements                 308,937         295,010         609,316         335,653
--------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on rate lock swap agreements                      90,119         183,514         270,355         158,118
--------------------------------------------------------------------------------------------------------------------------------
Payable to affiliates -

  Management fee                                                             808           1,246           3,578             838
--------------------------------------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                              3,096           7,458          20,864           4,307
--------------------------------------------------------------------------------------------------------------------------------
  Distribution and service fee                                             1,038           6,796          49,035           2,542
--------------------------------------------------------------------------------------------------------------------------------
  Administrative fee                                                          45              68             198              46
--------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                    58,352          69,703         132,891          68,452
--------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     $1,279,186      $1,685,821      $3,612,416      $1,556,471
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                           $98,042,861    $151,887,164    $435,577,625    $101,467,057
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                      $90,148,941    $139,775,206    $407,557,406     $96,349,114
--------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on investments                                 8,183,004      13,023,070      31,197,629       6,829,333
--------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss) on investments        (79,274)       (737,776)     (1,901,262)     (1,544,224)
--------------------------------------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income            (209,810)       (173,336)     (1,276,148)       (167,166)
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                           $98,042,861    $151,887,164    $435,577,625    $101,467,057
--------------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

                                                                         ALABAMA        ARKANSAS      CALIFORNIA         FLORIDA
                                                                            FUND            FUND            FUND            FUND
Shares of beneficial interest outstanding

Class A                                                                7,415,844      13,380,975      52,540,569       7,732,496
--------------------------------------------------------------------------------------------------------------------------------
Class B                                                                1,593,315       1,204,315      14,231,294       2,179,775
--------------------------------------------------------------------------------------------------------------------------------
Class C                                                                       --              --       6,062,123              --
--------------------------------------------------------------------------------------------------------------------------------
Total shares of beneficial interest outstanding                        9,009,159      14,585,290      72,833,986       9,912,271
--------------------------------------------------------------------------------------------------------------------------------

Net assets

Class A                                                              $80,703,830    $139,333,437    $314,108,314     $79,154,709
--------------------------------------------------------------------------------------------------------------------------------
Class B                                                               17,339,031      12,553,727      85,106,002      22,312,348
--------------------------------------------------------------------------------------------------------------------------------
Class C                                                                       --              --      36,363,309              --
--------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                     $98,042,861    $151,887,164    $435,577,625    $101,467,057
--------------------------------------------------------------------------------------------------------------------------------

Class A shares

Net asset value per share
(net assets/shares of beneficial interest outstanding)                    $10.88          $10.41           $5.98          $10.24
--------------------------------------------------------------------------------------------------------------------------------
Offering price per share (100/95.25 of net asset value per share)         $11.42          $10.93           $6.28          $10.75
--------------------------------------------------------------------------------------------------------------------------------

Class B shares

Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)                    $10.88          $10.42           $5.98          $10.24
--------------------------------------------------------------------------------------------------------------------------------

Class C shares

Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)                       $--             $--           $6.00             $--
--------------------------------------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Statement of Assets and Liabilities - continued

                                                                                         GEORGIA        MARYLAND   MASSACHUSETTS
At 3/31/04                                                                                  FUND            FUND            FUND

ASSETS

Investments -

  Identified cost                                                                    $64,009,573    $154,731,796    $245,223,550
--------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation                                                              6,595,445      14,802,210      23,029,411
--------------------------------------------------------------------------------------------------------------------------------
Total, at value                                                                      $70,605,018    $169,534,006    $268,252,961
--------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                      80,167          83,717          62,637
--------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                                                               --       2,087,666         892,125
--------------------------------------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                                        1,514,897         122,097          75,595
--------------------------------------------------------------------------------------------------------------------------------
Interest receivable                                                                    1,240,636       2,229,959       3,805,155
--------------------------------------------------------------------------------------------------------------------------------
Other assets                                                                                 472             974           3,386
--------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                         $73,441,190    $174,058,419    $273,091,859
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                                                   $243,759        $598,479        $972,318
--------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                        278,500       2,687,137              --
--------------------------------------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                                        77,794         369,064          87,354
--------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on interest rate swap agreements                                 268,949         360,836         502,162
--------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on rate lock swap agreements                                      90,118          44,240         270,355
--------------------------------------------------------------------------------------------------------------------------------
Payable to affiliates -

  Management fee                                                                             582           1,397           2,225
--------------------------------------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                                              3,214           7,542           6,816
--------------------------------------------------------------------------------------------------------------------------------
  Distribution and service fee                                                               830           2,195           3,419
--------------------------------------------------------------------------------------------------------------------------------
  Administrative fee                                                                          31              78             123
--------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                                    59,005          90,000          70,631
--------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     $1,022,782      $4,160,968      $1,915,403
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                           $72,418,408    $169,897,451    $271,176,456
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                                      $66,705,449    $157,218,459    $250,353,925
--------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on investments                                                 6,236,378      14,397,134      22,256,894
--------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                            (320,335)     (1,350,812)       (855,416)
--------------------------------------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income                            (203,084)       (367,330)       (578,947)
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                           $72,418,408    $169,897,451    $271,176,456
--------------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

                                                                                         GEORGIA        MARYLAND   MASSACHUSETTS
                                                                                            FUND            FUND            FUND
Shares of beneficial interest outstanding

Class A                                                                                4,960,925      11,769,015      19,520,368
--------------------------------------------------------------------------------------------------------------------------------
Class B                                                                                1,492,348       2,700,792       4,007,938
--------------------------------------------------------------------------------------------------------------------------------
Total shares of beneficial interest outstanding                                        6,453,273      14,469,807      23,528,306
--------------------------------------------------------------------------------------------------------------------------------

Net assets

Class A                                                                              $55,659,141    $138,200,688    $224,923,421
--------------------------------------------------------------------------------------------------------------------------------
Class B                                                                               16,759,267      31,696,763      46,253,035
--------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                                     $72,418,408    $169,897,451    $271,176,456
--------------------------------------------------------------------------------------------------------------------------------

Class A shares

Net asset value per share
(net assets/shares of beneficial interest outstanding)                                    $11.22          $11.74          $11.52
--------------------------------------------------------------------------------------------------------------------------------
Offering price per share (100/95.25 of net asset value per share)                         $11.78          $12.33          $12.09
--------------------------------------------------------------------------------------------------------------------------------

Class B shares

Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)                                    $11.23          $11.74          $11.54
--------------------------------------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS            STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

                                                                      ALABAMA         ARKANSAS       CALIFORNIA          FLORIDA
                                                                         FUND             FUND             FUND             FUND

For year ended 3/31/04

NET INVESTMENT INCOME

Interest income                                                    $5,258,109       $7,591,690      $24,539,037       $5,673,584
--------------------------------------------------------------------------------------------------------------------------------
Expenses -
Management fee                                                       $547,468         $828,132       $2,500,841         $596,017
--------------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                  5,868            6,872           13,193            6,843
--------------------------------------------------------------------------------------------------------------------------------
Shareholder servicing costs                                           149,258          229,129          647,871          162,355
--------------------------------------------------------------------------------------------------------------------------------
Distribution and service fee (Class A)                                205,560          137,721          322,006               --
--------------------------------------------------------------------------------------------------------------------------------
Distribution and service fee (Class B)                                171,405          114,834          837,390          189,324
--------------------------------------------------------------------------------------------------------------------------------
Distribution and service fee (Class C)                                     --               --          388,832               --
--------------------------------------------------------------------------------------------------------------------------------
Administrative fee                                                      9,851           14,828           45,184           10,720
--------------------------------------------------------------------------------------------------------------------------------
Custodian fee                                                          37,156           55,583          155,128           40,477
--------------------------------------------------------------------------------------------------------------------------------
Printing                                                                6,727           11,707           37,425            7,957
--------------------------------------------------------------------------------------------------------------------------------
Postage                                                                 1,138            2,335            6,891            1,382
--------------------------------------------------------------------------------------------------------------------------------
Auditing fees                                                          34,040           34,035           34,040           34,045
--------------------------------------------------------------------------------------------------------------------------------
Legal fees                                                              5,089            3,104            7,818            2,487
--------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                          42,187           58,734           82,423           57,650
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                     $1,215,747       $1,497,014       $5,079,042       $1,109,257
--------------------------------------------------------------------------------------------------------------------------------
Fees paid indirectly                                                   (1,818)          (3,081)          (6,575)          (1,946)
--------------------------------------------------------------------------------------------------------------------------------
Reduction of expenses by investment adviser                          (203,890)        (308,500)        (931,068)        (221,827)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                       $1,010,039       $1,185,433       $4,141,399         $885,484
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                              $4,248,070       $6,406,257      $20,397,638       $4,788,100
--------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis) -

Investment transactions                                              $343,635             $515       $2,318,412       $1,177,082
--------------------------------------------------------------------------------------------------------------------------------
Swap transactions                                                    (349,154)        (591,304)      (1,655,587)        (428,658)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                               $(5,519)       $(590,789)        $662,825         $748,424
--------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) -
Investments                                                          $786,578       $1,147,936         $757,022          $61,822
--------------------------------------------------------------------------------------------------------------------------------
Swap transactions                                                    (219,111)        (404,649)        (345,604)        (383,831)
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                            $567,467         $743,287         $411,418        $(322,009)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      $561,948         $152,498       $1,074,243         $426,415
--------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                             $4,810,018       $6,558,755      $21,471,881       $5,214,515
--------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations - continued

                                                                                       GEORGIA         MARYLAND    MASSACHUSETTS
                                                                                          FUND             FUND             FUND

For year ending 3/31/04

NET INVESTMENT INCOME

Interest income                                                                     $3,850,603       $9,184,105      $14,892,696
--------------------------------------------------------------------------------------------------------------------------------
Expenses -
Management fee                                                                        $401,428         $948,279       $1,527,229
--------------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                   4,857            7,614           12,886
--------------------------------------------------------------------------------------------------------------------------------
Shareholder servicing costs                                                            110,758          243,711          459,361
--------------------------------------------------------------------------------------------------------------------------------
Distribution and service fee (Class A)                                                 138,851          485,670          803,655
--------------------------------------------------------------------------------------------------------------------------------
Distribution and service fee (Class B)                                                 173,109          333,523          475,686
--------------------------------------------------------------------------------------------------------------------------------
Administrative fee                                                                       7,237           16,999           27,534
--------------------------------------------------------------------------------------------------------------------------------
Custodian fee                                                                           27,750           63,065          100,402
--------------------------------------------------------------------------------------------------------------------------------
Printing                                                                                 6,313           17,099           24,705
--------------------------------------------------------------------------------------------------------------------------------
Postage                                                                                  1,093            3,212            4,261
--------------------------------------------------------------------------------------------------------------------------------
Auditing fees                                                                           34,062           34,040           34,040
--------------------------------------------------------------------------------------------------------------------------------
Legal fees                                                                               6,356            5,455           10,104
--------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                           35,853           76,882           52,403
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                        $947,667       $2,235,549       $3,532,266
--------------------------------------------------------------------------------------------------------------------------------
Fees paid indirectly                                                                    (1,503)          (2,364)          (4,742)
--------------------------------------------------------------------------------------------------------------------------------
Reduction of expenses by investment adviser                                           (149,481)        (353,134)        (568,746)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                          $796,683       $1,880,051       $2,958,778
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                               $3,053,920       $7,304,054      $11,933,918
--------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)-

Investment transactions                                                               $648,272       $1,239,299       $1,740,063
--------------------------------------------------------------------------------------------------------------------------------
Swap transactions                                                                     (517,348)        (591,893)        (982,729)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                      $130,924         $647,406         $757,334
--------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) -
Investments                                                                           $396,885         $406,377         $688,523
--------------------------------------------------------------------------------------------------------------------------------
Swap transactions                                                                     (200,002)        (172,981)        (465,265)
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                                             $196,883         $233,396         $223,258
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                       $327,807         $880,802         $980,592
--------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                              $3,381,727       $8,184,856      $12,914,510
--------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS            STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                            ALABAMA       ARKANSAS     CALIFORNIA        FLORIDA
                                                                               FUND           FUND           FUND           FUND

For year ended 3/31/04

OPERATIONS

Net investment income                                                    $4,248,070     $6,406,257    $20,397,638     $4,788,100
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      (5,519)      (590,789)       662,825        748,424
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                                   567,467        743,287        411,418       (322,009)
--------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                   $4,810,018     $6,558,755    $21,471,881     $5,214,515
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income

  Class A                                                               $(3,664,883)   $(5,995,855)  $(15,390,933)   $(3,890,452)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                  (634,171)      (445,106)    (3,690,150)      (900,216)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                        --             --     (1,506,159)            --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                            $(4,299,054)   $(6,440,961)  $(20,587,242)   $(4,790,668)
--------------------------------------------------------------------------------------------------------------------------------

FUND SHARE (PRINCIPAL) TRANSACTIONS

Net proceeds from sale of shares                                        $11,705,214    $16,469,633    $56,968,858    $15,037,651
--------------------------------------------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in reinvestment
of distributions                                                          2,586,798      3,872,170     11,441,724      2,205,319
--------------------------------------------------------------------------------------------------------------------------------
Cost of shares reacquired                                               (17,397,541)   (15,142,702)  (106,758,985)   (27,420,465)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from fund share transactions      $(3,105,529)    $5,199,101   $(38,348,403)  $(10,177,495)
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 $(2,594,565)    $5,316,895   $(37,463,764)   $(9,753,648)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of period                                                  100,637,426    146,570,269    473,041,389    111,220,705
--------------------------------------------------------------------------------------------------------------------------------
At end of period                                                        $98,042,861   $151,887,164   $435,577,625   $101,467,057
--------------------------------------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income included
in net assets at end of period                                            $(209,810)     $(173,336)   $(1,276,148)     $(167,166)
--------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets - continued

                                                                                         GEORGIA         MARYLAND  MASSACHUSETTS
                                                                                            FUND             FUND           FUND

For year ended 3/31/04

OPERATIONS

Net investment income                                                                   $3,053,920     $7,304,054    $11,933,918
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                           130,924        647,406        757,334
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                                                  196,883        233,396        223,258
--------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                  $3,381,727     $8,184,856    $12,914,510
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income

  Class A                                                                              $(2,441,199)   $(6,165,774)  $(10,281,251)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                 (630,108)    (1,264,155)    (1,818,366)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                           $(3,071,307)   $(7,429,929)  $(12,099,617)
--------------------------------------------------------------------------------------------------------------------------------

FUND SHARE (PRINCIPAL) TRANSACTIONS

Net proceeds from sale of shares                                                        $8,749,566    $12,128,709    $26,173,301
--------------------------------------------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in reinvestment
of distributions                                                                         1,959,911      4,597,281      6,120,108
--------------------------------------------------------------------------------------------------------------------------------
Cost of shares reacquired                                                              (14,314,317)   (20,282,205)   (43,043,815)
--------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from fund share transactions                                $(3,604,840)   $(3,556,215)  $(10,750,406)
--------------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                           $(3,294,420)   $(2,801,288)   $(9,935,513)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of period                                                                  75,712,828    172,698,739    281,111,969
--------------------------------------------------------------------------------------------------------------------------------
At end of period                                                                       $72,418,408   $169,897,451   $271,176,456
--------------------------------------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income included in
net assets at end of period                                                              $(203,084)     $(367,330)     $(578,947)
--------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets - continued

                                                                            ALABAMA       ARKANSAS     CALIFORNIA        FLORIDA
                                                                               FUND           FUND           FUND           FUND

For year ended 3/31/03

OPERATIONS

Net investment income                                                    $4,315,172     $6,249,872    $20,643,925     $4,654,968
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      43,290        449,903      2,048,802        (24,359)
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                        4,951,882      5,537,435     18,507,096      4,096,366
--------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                   $9,310,344    $12,237,210    $41,199,823     $8,726,975
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income

  Class A                                                               $(3,888,526)   $(6,237,037)  $(15,987,815)   $(3,878,441)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                  (602,448)      (413,995)    (3,807,377)    (1,009,895)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                        --             --     (1,632,498)            --
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
  Class A                                                                   (88,213)            --             --             --
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                   (17,098)            --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                            $(4,596,285)   $(6,651,032)  $(21,427,690)   $(4,888,336)
--------------------------------------------------------------------------------------------------------------------------------

FUND SHARE (PRINCIPAL) TRANSACTIONS

Net proceeds from sale of shares                                        $17,945,102    $23,428,402   $104,546,628    $35,587,519
--------------------------------------------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in reinvestment
of distributions                                                          2,724,678      3,731,803     11,607,493      2,200,811
--------------------------------------------------------------------------------------------------------------------------------
Cost of shares reacquired                                               (21,471,437)   (14,204,886)   (87,728,801)   (22,516,757)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from fund share transactions        $(801,657)   $12,955,319    $28,425,320    $15,271,573
--------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                             $3,912,402    $18,541,497    $48,197,453    $19,110,212
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of period                                                   96,725,024    128,028,772    424,843,936     92,110,493
--------------------------------------------------------------------------------------------------------------------------------
At end of period                                                       $100,637,426   $146,570,269   $473,041,389   $111,220,705
--------------------------------------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income included
in net assets at end of period                                            $(206,766)     $(191,559)   $(1,189,411)     $(163,766)
--------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets - continued

                                                                                         GEORGIA         MARYLAND  MASSACHUSETTS
                                                                                            FUND             FUND           FUND

For year ended 3/31/03

OPERATIONS

Net investment income                                                                   $3,141,171     $7,346,733    $11,932,377
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                           423,201        173,271        111,495
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                                       3,279,309      6,851,740     13,663,176
--------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                  $6,843,681    $14,371,744    $25,707,048
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income

  Class A                                                                              $(2,599,347)   $(6,249,737)  $(10,462,169)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                 (643,566)    (1,319,733)    (1,744,658)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                           $(3,242,913)   $(7,569,470)  $(12,206,827)
--------------------------------------------------------------------------------------------------------------------------------

FUND SHARE (PRINCIPAL) TRANSACTIONS

Net proceeds from sale of shares                                                       $11,386,532    $18,299,728    $51,342,873
--------------------------------------------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in reinvestment
of distributions                                                                         2,137,662      4,625,111      6,030,522
--------------------------------------------------------------------------------------------------------------------------------
Cost of shares reacquired                                                              (11,622,400)   (17,320,343)   (37,517,245)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from fund share transactions                                 $1,901,794     $5,604,496    $19,856,150
--------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            $5,502,562    $12,406,770    $33,356,371
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of period                                                                  70,210,266    160,291,969    247,755,598
--------------------------------------------------------------------------------------------------------------------------------
At end of period                                                                       $75,712,828   $172,698,739   $281,111,969
--------------------------------------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income included in
net assets at end of period                                                              $(187,868)     $(331,899)     $(721,623)
--------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS, MFS(R) ALABAMA MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the funds' independent auditors, whose report, together with each fund's financial statements, are included in this report.

For years ended 3/31

CLASS A                                                                2004         2003         2002         2001         2000

Net asset value, beginning of period                                 $10.82       $10.31       $10.53       $10.00       $10.76
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                              $0.48        $0.48        $0.51        $0.54        $0.54
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                 0.06         0.54        (0.19)        0.53        (0.64)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      $0.54        $1.02        $0.32        $1.07       $(0.10)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                           $(0.48)      $(0.50)      $(0.54)      $(0.54)      $(0.54)
-----------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                    --        (0.01)          --           --        (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                       --           --        (0.00)+++       --           --
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                            --           --           --           --        (0.00)+++
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                         $(0.48)      $(0.51)      $(0.54)      $(0.54)      $(0.66)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $10.88       $10.82       $10.31       $10.53       $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                                    5.11        10.06         3.05        11.00        (0.82)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                             0.88         0.88         0.88         0.86         0.89
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                            4.38         4.49         4.87         5.25         5.28
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                       10           21           20           17           44
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $80,704      $84,474      $83,146      $81,615      $72,736
-----------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                           $0.45        $0.46        $0.49        $0.52        $0.52
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                             1.09         1.08         1.08         1.06         1.07
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                            4.17         4.29         4.67         5.05         5.10
-----------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001 have not been restated to reflect this change in presentation.

   +++ Per share amount was less than $0.01.

    # Per share data are based on average shares outstanding.

   ## Ratios do not reflect reductions from fees paid indirectly.

  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS, MFS(R) ALABAMA MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS B                                                                2004         2003         2002         2001         2000

Net asset value, beginning of period                                 $10.82       $10.31       $10.53       $10.00       $10.76
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                              $0.39        $0.40        $0.43        $0.46        $0.46
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                 0.07         0.54        (0.19)        0.53        (0.64)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      $0.46        $0.94        $0.24        $0.99       $(0.18)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                           $(0.40)      $(0.42)      $(0.46)      $(0.46)      $(0.46)
-----------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                    --        (0.01)          --           --        (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                       --           --        (0.00)+++       --           --
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                            --           --           --           --        (0.00)+++
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                         $(0.40)      $(0.43)      $(0.46)      $(0.46)      $(0.58)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $10.88       $10.82       $10.31       $10.53       $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                       4.32         9.14         2.38        10.17        (1.56)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                             1.63         1.63         1.63         1.61         1.64
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                            3.63         3.74         4.09         4.50         4.53
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                       10           21           20           17           44
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $17,339      $16,163      $13,579      $12,531      $10,926
-----------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                           $0.37        $0.38        $0.41        $0.46        $0.44
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                             1.83         1.83         1.83         1.81         1.82
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                            3.43         3.54         3.89         4.30         4.35
-----------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001 have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS, MFS(R) ARKANSAS MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS A                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                              $10.40         $9.97        $10.08         $9.61        $10.14
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.45         $0.47         $0.51         $0.51         $0.50
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.01          0.46         (0.11)         0.47         (0.53)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.46         $0.93         $0.40         $0.98        $(0.03)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.45)       $(0.50)       $(0.51)       $(0.51)       $(0.50)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.41        $10.40         $9.97        $10.08         $9.61
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                                 4.53          9.51          4.06         10.45         (0.24)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          0.72          0.73          0.72          0.70          0.72
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.31          4.59          5.05          5.25          5.14
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    19            15            15            12            28
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $139,333      $134,521      $119,328      $113,928      $107,111
-----------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.43         $0.45         $0.49         $0.49         $0.48
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          0.92          0.93          0.92          0.90          0.90
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.11          4.39          4.85          5.05          4.96
-----------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001 have not been restated to reflect this change in presentation.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect reductions from fees paid indirectly.
  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS, MFS(R) ARKANSAS MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS B                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                              $10.41         $9.98        $10.09         $9.62        $10.14
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.37         $0.39         $0.43         $0.44         $0.42
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.01          0.46         (0.11)         0.46         (0.53)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.38         $0.85         $0.32         $0.90        $(0.11)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.37)       $(0.42)       $(0.43)       $(0.43)       $(0.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.42        $10.41         $9.98        $10.09         $9.62
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                    3.68          8.62          3.24          9.59         (1.02)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          1.53          1.54          1.50          1.47          1.62
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.50          3.77          4.26          4.49          4.33
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    19            15            15            12            28
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $12,554       $12,049        $8,700        $9,822        $9,227
-----------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.34         $0.37         $0.41         $0.42         $0.40
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.73          1.74          1.70          1.67          1.80
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.30          3.57          4.06          4.29          4.15
-----------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001 have not been restated to reflect this change in presentation.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS, MFS(R) CALIFORNIA MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS A                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                               $5.96         $5.70         $5.81         $5.52         $5.89
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.28         $0.28         $0.28         $0.28         $0.29
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                    0.02          0.27         (0.10)         0.30         (0.38)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.30         $0.55         $0.18         $0.58        $(0.09)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.28)       $(0.29)       $(0.28)       $(0.29)       $(0.28)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                    --            --         (0.01)           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                      $(0.28)       $(0.29)       $(0.29)       $(0.29)       $(0.28)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $5.98         $5.96         $5.70         $5.81         $5.52
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                                 5.22          9.79          3.11         10.78         (1.41)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          0.67          0.67          0.67          0.62          0.51
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.71          4.73          4.87          5.08          5.21
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                     8            22            12            21            40
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $314,108      $333,350      $305,699      $293,137      $196,828
-----------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.27         $0.27         $0.27         $0.27         $0.27
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          0.87          0.87          0.87          0.87          0.86
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.51          4.53          4.67          4.83          4.86
-----------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS,  MFS(R) CALIFORNIA MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS B                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                               $5.96         $5.70         $5.81         $5.52         $5.89
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.23         $0.23         $0.24         $0.24         $0.25
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                    0.03          0.27         (0.11)         0.30         (0.38)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.26         $0.50         $0.13         $0.54        $(0.13)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.24)       $(0.24)       $(0.23)       $(0.25)       $(0.24)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                    --            --         (0.01)           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                      $(0.24)       $(0.24)       $(0.24)       $(0.25)       $(0.24)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $5.98         $5.96         $5.70         $5.81         $5.52
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                    4.38          8.93          2.30          9.93         (2.21)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          1.47          1.46          1.45          1.39          1.31
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.91          3.94          4.09          4.31          4.38
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                     8            22            12            21            40
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $85,106       $98,888       $84,123       $80,473       $60,367
-----------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.22         $0.22         $0.23         $0.23         $0.23
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.67          1.66          1.65          1.64          1.66
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.71          3.74          3.89          4.06          4.03
-----------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS, MFS(R) CALIFORNIA MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS C                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                               $5.98         $5.72         $5.83         $5.53         $5.90
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.23         $0.23         $0.23         $0.23         $0.24
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                    0.02          0.27         (0.10)         0.31         (0.38)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.25         $0.50         $0.13         $0.54        $(0.14)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.23)       $(0.24)       $(0.23)       $(0.24)       $(0.23)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                    --            --         (0.01)           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                      $(0.23)       $(0.24)       $(0.24)       $(0.24)       $(0.23)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $6.00         $5.98         $5.72         $5.83         $5.53
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                    4.27          8.78          2.17          9.96         (2.29)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          1.56          1.57          1.57          1.52          1.41
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.81          3.83          3.97          4.21          4.32
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                     8            22            12            21            40
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $36,363       $40,804       $35,022       $33,056       $10,482
-----------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.22         $0.22         $0.22         $0.22         $0.22
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.77          1.77          1.77          1.77          1.76
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.60          3.63          3.77          3.96          3.97
-----------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS, MFS(R) FLORIDA MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS A                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                              $10.19         $9.78         $9.95         $9.47        $10.12
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.47         $0.48         $0.50         $0.50         $0.50
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                    0.05          0.44         (0.16)         0.49         (0.65)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.52         $0.92         $0.34         $0.99        $(0.15)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.47)       $(0.51)       $(0.51)       $(0.51)       $(0.50)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.24        $10.19         $9.78         $9.95         $9.47
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                                 5.20          9.40          3.41         10.72         (1.38)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          0.64          0.62          0.63          0.63          0.66
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.58          4.78          5.09          5.23          5.21
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    31            27            16            18            52
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $79,155       $86,045       $69,959       $66,807       $64,107
-----------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.45         $0.46         $0.48         $0.48         $0.48
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          0.85          0.82          0.83          0.83          0.84
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.37          4.58          4.89          5.03          5.03
-----------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS, MFS(R) FLORIDA MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS B                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                              $10.19         $9.78         $9.95         $9.47        $10.11
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.39         $0.40         $0.43         $0.42         $0.43
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                    0.05          0.43         (0.17)         0.49         (0.64)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.44         $0.83         $0.26         $0.91        $(0.21)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.39)       $(0.42)       $(0.43)       $(0.43)       $(0.43)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.24        $10.19         $9.78         $9.95         $9.47
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                    4.36          8.64          2.58          9.84         (2.07)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          1.44          1.42          1.43          1.43          1.45
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.78          3.97          4.29          4.43          4.42
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    31            27            16            18            52
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $22,312       $25,175       $22,151       $23,820       $19,999
-----------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.37         $0.38         $0.41         $0.41         $0.41
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.64          1.62          1.63          1.63          1.63
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.58          3.77          4.09          4.23          4.24
-----------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS, MFS(R) GEORGIA MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS A                                                                 2004         2003         2002         2001         2000

Net asset value, beginning of period                                  $11.17       $10.63       $10.82       $10.26       $10.93
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                               $0.49        $0.49        $0.50        $0.52        $0.52
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                  0.05         0.55        (0.17)        0.56        (0.67)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       $0.54        $1.04        $0.33        $1.08       $(0.15)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            $(0.49)      $(0.50)      $(0.51)      $(0.52)      $(0.52)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                        --           --        (0.01)          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                          $(0.49)      $(0.50)      $(0.52)      $(0.52)      $(0.52)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $11.22       $11.17       $10.63       $10.82       $10.26
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                                     4.93         9.97         3.03        10.80        (1.32)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                              0.91         0.92         0.93         0.90         0.93
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             4.35         4.43         4.67         4.95         4.98
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                        12           25           19           24           39
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                            $55,659      $57,636      $54,179      $52,236      $48,054
-----------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                            $0.46        $0.47        $0.48        $0.50        $0.50
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                              1.12         1.12         1.13         1.10         1.11
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             4.14         4.23         4.47         4.75         4.80
-----------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS, MFS(R) GEORGIA MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS B                                                                 2004         2003         2002         2001         2000

Net asset value, beginning of period                                  $11.18       $10.64       $10.83       $10.27       $10.93
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                               $0.40        $0.40        $0.42        $0.45        $0.44
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                  0.06         0.56        (0.18)        0.55        (0.66)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       $0.46        $0.96        $0.24        $1.00       $(0.22)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            $(0.41)      $(0.42)      $(0.42)      $(0.44)      $(0.44)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                        --           --        (0.01)          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                          $(0.41)      $(0.42)      $(0.43)      $(0.44)      $(0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $11.23       $11.18       $10.64       $10.83       $10.27
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                        4.15         9.15         2.26         9.97        (2.06)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                              1.66         1.67         1.68         1.65         1.68
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.60         3.68         3.91         4.25         4.24
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                        12           25           19           24           39
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                            $16,759      $18,077      $16,031      $17,376      $14,777
-----------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                            $0.38        $0.38        $0.40        $0.43        $0.42
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                              1.86         1.87         1.88         1.85         1.86
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.40         3.48         3.71         4.05         4.06
-----------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS, MFS(R) MARYLAND MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS A                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                              $11.69        $11.21        $11.35        $10.81        $11.49
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.51         $0.52         $0.54         $0.54         $0.53
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.06          0.50         (0.14)         0.54         (0.68)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.57         $1.02         $0.40         $1.08        $(0.15)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.52)       $(0.54)       $(0.54)       $(0.54)       $(0.53)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $11.74        $11.69        $11.21        $11.35        $10.81
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                                 4.96          9.21          3.59         10.26         (1.27)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          0.96          0.95          0.95          0.95          0.96
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.35          4.51          4.73          4.96          4.85
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    21            12             8            14            24
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $138,201      $138,666      $128,750      $125,316      $114,957
-----------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.49         $0.50         $0.52         $0.52         $0.51
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.17          1.15          1.15          1.15          1.14
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.14          4.31          4.53          4.76          4.67
-----------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid directly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS, MFS(R) MARYLAND MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS B                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                              $11.68        $11.20        $11.34        $10.81        $11.48
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.43         $0.45         $0.46         $0.47         $0.46
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.07          0.49         (0.13)         0.53         (0.67)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.50         $0.94         $0.33         $1.00        $(0.21)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.44)       $(0.46)       $(0.47)       $(0.47)       $(0.46)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $11.74        $11.68        $11.20        $11.34        $10.81
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                    4.37          8.52          2.92          9.46         (1.82)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          1.61          1.60          1.60          1.60          1.61
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.70          3.86          4.08          4.30          4.21
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    21            12             8            14            24
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $31,697       $34,033       $31,542       $28,859       $26,845
-----------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.41         $0.42         $0.44         $0.47         $0.44
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.81          1.80          1.80          1.80          1.79
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.50          3.66          3.88          4.10          4.03
-----------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March
       31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid directly.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS, MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS A                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                              $11.49        $10.90        $11.11        $10.60        $11.35
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.51         $0.52         $0.53         $0.55         $0.57
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.03          0.60         (0.21)         0.52         (0.76)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.54         $1.12         $0.32         $1.07        $(0.19)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.51)       $(0.53)       $(0.52)       $(0.56)       $(0.56)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                    --            --         (0.01)           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                      $(0.51)       $(0.53)       $(0.53)       $(0.56)       $(0.56)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $11.52        $11.49        $10.90        $11.11        $10.60
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                                 4.82         10.42          2.93         10.44         (1.57)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          0.95          0.92          0.92          0.92          0.92
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.39          4.56          4.73          5.10          5.29
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    14            15            13            22            35
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $224,923      $233,500      $210,269      $216,272      $207,228
-----------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.48         $0.49         $0.51         $0.53         $0.55
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.16          1.12          1.12          1.12          1.10
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.18          4.36          4.53          4.90          5.11
-----------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by $0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS, MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS B                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                              $11.51        $10.92        $11.12        $10.60        $11.35
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.43         $0.44         $0.46         $0.48         $0.50
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.04          0.60         (0.20)         0.53         (0.76)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.47         $1.04         $0.26         $1.01        $(0.26)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.44)       $(0.45)       $(0.45)       $(0.49)       $(0.49)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                    --            --         (0.01)           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                      $(0.44)       $(0.45)       $(0.46)       $(0.49)       $(0.49)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $11.54        $11.51        $10.92        $11.12        $10.60
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                    4.14          9.69          2.35         (9.82)        (2.30)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          1.60          1.57          1.57          1.57          1.57
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.74          3.91          4.13          4.45          4.64
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    14            15            13            22            35
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $46,253       $47,612       $37,487       $30,057       $25,743
-----------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.41         $0.42         $0.44         $0.46         $0.48
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.80          1.77          1.77          1.77          1.75
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.54          3.71          3.93          4.25          4.46
-----------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
       2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Florida Municipal Bond Fund (Florida Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), and MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a non-diversified series of MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each fund invests primarily in the securities of a single state and its political subdivisions, each fund is vulnerable to the effects of changes in the legal and economic environment of the particular state. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value.

Investment Valuations - Each fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Bonds and other fixed income securities (other than short-term obligations) in each fund's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Futures contracts are valued at the settlement price as reported by an independent pricing service on the primary exchange on which they are traded. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in each of the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Futures Contracts - Each fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Each fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements - Each fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party, which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The funds may use swaps for both hedging and non-hedging purposes. For hedging purposes, the fund may use swaps to reduce its exposure to interest rate fluctuations. For non- hedging purposes, the fund may use swaps to take a position on anticipated changes in the underlying financial index.

Interest Rate Swap Agreements - Interest rate swap agreements are agreements to exchange cash flows periodically based on a notional principal amount, for example the exchange of fixed rate interest payments for floating rate interest payments which are based on a specific financial index or the exchange of two distinct floating rate payments. The net receivable or payable associated with these payments is accrued daily and is recorded as net interest income or expense. For financial statement purposes, the net interest income or expense periodically recognized for an interest rate swap is recorded in the same line item as any unrealized and realized gains or losses recognized for that instrument. The primary risk associated with interest rate swap agreements is that unfavorable changes in the fluctuation of interest rates could adversely impact the funds.

Rate Lock Swap Agreements - Each fund may enter into rate lock swap agreements, which are used to reduce the interest rate risk of the portfolio. A rate lock swap agreement is a payment or receipt of cash on a specified future date, calculated as the difference between the strike rate and a specific index yield on that date. The payment received or made at the end of the measurement period is recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended March 31, 2004, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by each fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended March 31, 2004 and March 31, 2003 was as follows:

                                   ALABAMA     ARKANSAS     CALIFORNIA     FLORIDA       GEORGIA     MARYLAND    MASSACHUSETTS
YEAR ENDED 3/31/04                  FUND         FUND          FUND          FUND         FUND         FUND          FUND
--------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
Tax-exempt income                $4,299,054   $6,440,961   $20,587,242    $4,790,668   $3,071,307   $7,429,929    $12,099,617
--------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED 3/31/03

------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
Tax-exempt income                $4,493,757   $6,651,032   $21,427,690    $4,888,336   $3,242,913   $7,569,470    $12,206,827
--------------------------------------------------------------------------------------------------------------------------------
Ordinary income                      59,140         --            --            --           --           --               --
--------------------------------------------------------------------------------------------------------------------------------
Long-term capital gain               43,388         --            --            --           --           --               --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared     $4,596,285   $6,651,032   $21,427,690    $4,888,336   $3,242,913   $7,569,470    $12,206,827
--------------------------------------------------------------------------------------------------------------------------------

During the year ended March 31, 2004, the following amounts were reclassified due to differences between book and tax accounting for amortization and accretion on debt securities, market discount on disposal of securities, capital losses, and utilization of equalization (a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares):

                                   ALABAMA     ARKANSAS     CALIFORNIA     FLORIDA       GEORGIA     MARYLAND    MASSACHUSETTS
                                    FUND         FUND          FUND          FUND         FUND         FUND          FUND
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in-capital                     $36,356  $(5,673,302)     $185,348      $(16,234)    $(18,050) $(1,119,842)     $(729,602)
--------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain
(loss) on investments               (84,296)   5,620,375      (288,215)       17,066       15,879    1,029,398        421,227
--------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
distributions in excess of net
investment income                    47,940       52,927       102,867          (832)       2,171       90,444        308,375
--------------------------------------------------------------------------------------------------------------------------------

These changes had no effect on the net assets or net asset value per share of the funds.

As of March 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                   ALABAMA     ARKANSAS     CALIFORNIA     FLORIDA       GEORGIA     MARYLAND    MASSACHUSETTS
                                    FUND         FUND          FUND          FUND         FUND         FUND          FUND
--------------------------------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income    $152,373     $369,349      $452,093      $218,278      $57,013     $248,158       $408,532
--------------------------------------------------------------------------------------------------------------------------------
Capital loss carryforward          (134,683)    (815,441)   (1,968,114)   (1,591,545)    (316,767)  (1,455,666)      (937,774)
--------------------------------------------------------------------------------------------------------------------------------
Unrealized gain                   8,238,413   13,143,642    31,264,481     6,876,654    6,232,810   14,501,988     22,339,252
--------------------------------------------------------------------------------------------------------------------------------
Other temporary differences        (362,183)    (585,592)   (1,728,241)     (385,444)    (260,097)    (615,488)      (987,479)
--------------------------------------------------------------------------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

                                   ALABAMA     ARKANSAS     CALIFORNIA     FLORIDA       GEORGIA     MARYLAND    MASSACHUSETTS
EXPIRATION DATE                     FUND         FUND          FUND          FUND         FUND         FUND          FUND
--------------------------------------------------------------------------------------------------------------------------------
March 31, 2005                          $--    $(215,971)          $--     $(524,124)         $--   $(1,055,172)    $(405,183)
--------------------------------------------------------------------------------------------------------------------------------
March 31, 2006                           --           --            --      (781,761)          --           --             --
--------------------------------------------------------------------------------------------------------------------------------
March 31, 2007                           --           --            --            --           --           --       (242,062)
--------------------------------------------------------------------------------------------------------------------------------
March 31, 2008                           --      (15,757)      (87,023)           --           --           --             --
--------------------------------------------------------------------------------------------------------------------------------
March 31, 2009                           --           --    (1,881,091)           --     (316,767)    (400,494)            --
--------------------------------------------------------------------------------------------------------------------------------
March 31, 2010                           --           --            --      (164,025)          --           --       (290,529)
--------------------------------------------------------------------------------------------------------------------------------
March 31, 2011                           --           --            --      (121,635)          --           --             --
--------------------------------------------------------------------------------------------------------------------------------
March 31, 2012                     (134,683)    (583,713)           --            --           --           --             --
--------------------------------------------------------------------------------------------------------------------------------
Total                             $(134,683)   $(815,441)  $(1,968,114)  $(1,591,545)   $(316,767) $(1,455,666)     $(937,774)
--------------------------------------------------------------------------------------------------------------------------------

Multiple Classes of Shares of Beneficial Interest - Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled and estimated shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are due to differences in separate class expenses charged. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each fund's average daily net assets. The investment adviser has contractually agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. From April 1, 2003 to February 29, 2004, MFS reduced each fund's management fees to 0.35% of average daily net assets. As part of the settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce each fund's management fee to 0.30% of average daily net assets for the period from March 1, 2004 through February 28, 2009. During this time period, the Board of Trustees will continue to review the appropriateness of all advisory fees in accordance with their oversight responsibilities. After February 28, 2009 the management fee will be determined in accordance with then existing review policies approved by the Board of Trustees overseeing the funds. Management fees incurred for the year ended March 31, 2004 were 0.35% of average daily net assets on an annualized basis for each fund.

Each fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Independent Trustees. Included in Trustees' compensation is a pension expense for retired Independent Trustees for the year ended March 31, 2004:

                                     ALABAMA     ARKANSAS     CALIFORNIA     FLORIDA      GEORGIA     MARYLAND    MASSACHUSETTS
                                      FUND         FUND          FUND         FUND         FUND         FUND          FUND
---------------------------------------------------------------------------------------------------------------------------------
Pension Expense                      $2,781       $1,605        $2,535       $1,600       $1,788       $2,327        $2,360
---------------------------------------------------------------------------------------------------------------------------------

Administrator - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets, subject to a maximum amount, (i.e., each fund will pay the lesser of its allocated costs or a maximum amount based on its average daily net assets). For the year ended March 31, 2004, the maximum amount is based on the following annual percentages of the fund's average daily net assets:

First $2 billion                                                        0.0175%
--------------------------------------------------------------------------------
Next $2.5 billion                                                       0.0130%
--------------------------------------------------------------------------------
Next $2.5 billion                                                       0.0005%
--------------------------------------------------------------------------------
In excess of $7 billion                                                 0.0000%
--------------------------------------------------------------------------------

For the year ended March 31, 2004, each fund paid MFS, which is listed below, that is equivalent to a percentage of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

                                     ALABAMA      ARKANSAS     CALIFORNIA      FLORIDA       GEORGIA      MARYLAND     MASSACHUSETTS
                                      FUND          FUND          FUND          FUND          FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
Expenses Paid                          $9,851        $14,828      $45,184        $10,720       $7,237        $16,999        $27,534
------------------------------------------------------------------------------------------------------------------------------------
Percentage of average daily net
assets                                0.0099%        0.0098%      0.0099%        0.0099%      0.0099%        0.0098%        0.0099%
------------------------------------------------------------------------------------------------------------------------------------

The maximum amount that could have been charged to the fund during the period for administrative costs equaled the following:

     ALABAMA           ARKANSAS       CALIFORNIA         FLORIDA           GEORGIA         MARYLAND        MASSACHUSETTS
       FUND              FUND            FUND              FUND             FUND             FUND              FUND
----------------------------------------------------------------------------------------------------------------------------

     $17,483           $26,450          $79,854          $19,032           $12,819          $30,284           $48,771
----------------------------------------------------------------------------------------------------------------------------

Effective April 1, 2004 the maximum amount is based on the following annual percentages of each fund's average daily net assets:

First $2 billion                                                        0.01120%
--------------------------------------------------------------------------------
Next $2.5 billion                                                       0.00832%
--------------------------------------------------------------------------------
Next $2.5 billion                                                       0.00032%
--------------------------------------------------------------------------------
In excess of $7 billion                                                 0.00000%
--------------------------------------------------------------------------------

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received the following amounts as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2004:

     ALABAMA           ARKANSAS       CALIFORNIA         FLORIDA           GEORGIA         MARYLAND        MASSACHUSETTS
       FUND              FUND            FUND              FUND             FUND             FUND              FUND
----------------------------------------------------------------------------------------------------------------------------
     $38,678           $74,485          $78,359          $37,475           $19,724          $38,347           $71,117

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment
Company Act of 1940 as follows:

Each fund's distribution plan provides that each fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFS may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. For the year ended March 31, 2004, MFD retained the following service fees for accounts not attributable to a securities dealer:

     ALABAMA           ARKANSAS       CALIFORNIA         FLORIDA           GEORGIA         MARYLAND        MASSACHUSETTS
       FUND              FUND            FUND              FUND             FUND             FUND              FUND
----------------------------------------------------------------------------------------------------------------------------
      $1,758            $1,261          $3,879             $--              $859            $6,137            $57,144

During the year ended March 31, 2004, fees incurred under the distribution plan as a percentage of each fund's average daily net assets attributable to Class A shares on an annualized basis were as follows:

     ALABAMA           ARKANSAS       CALIFORNIA         FLORIDA           GEORGIA         MARYLAND        MASSACHUSETTS
       FUND              FUND            FUND              FUND             FUND             FUND              FUND
----------------------------------------------------------------------------------------------------------------------------
      0.25%             0.10%            0.10%            0.00%             0.25%            0.35%             0.35%

Payments of the 0.10% per annum Class A distribution fee will be implemented on such a date as the Trustees of the trust may determine for the Alabama, Arkansas, California, Florida, and Georgia funds. Payment of the 0.25% per annum Class A service fee by the Florida Fund will commence on such date as the Trustees of the trust may determine. In the case of the Arkansas and
California Funds, a portion of the service fee is currently being paid by each fund; payment of the remaining portion for the
Class A service fee will become payable on such date as the Trustees of the trust may determine.

Each fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and
Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to securities dealers. Class B and Class C service fees during the year ended
March 31, 2004 were as follows:

                                     ALABAMA     ARKANSAS     CALIFORNIA     FLORIDA      GEORGIA     MARYLAND    MASSACHUSETTS
                                      FUND         FUND          FUND         FUND         FUND         FUND          FUND
---------------------------------------------------------------------------------------------------------------------------------
Class B                                $84          $7           $395          $--          $20         $122          $302
---------------------------------------------------------------------------------------------------------------------------------
Class C                                N/A          N/A          $464          N/A          N/A          N/A           N/A
---------------------------------------------------------------------------------------------------------------------------------

During the year ended March 31, 2004, fees incurred under the distribution plan as a percentage of average daily net assets attributable to Class B and Class C shares on an annualized basis were as follows:

                                     ALABAMA     ARKANSAS     CALIFORNIA     FLORIDA      GEORGIA     MARYLAND    MASSACHUSETTS
                                      FUND         FUND          FUND         FUND         FUND         FUND          FUND
---------------------------------------------------------------------------------------------------------------------------------
Class B                               1.00%        0.91%        0.90%         0.80%        1.00%        1.00%         1.00%
---------------------------------------------------------------------------------------------------------------------------------
Class C                                N/A          N/A         1.00%          N/A          N/A          N/A           N/A
---------------------------------------------------------------------------------------------------------------------------------

Except in the case of the 0.25% per annum first year Class B shares service fee, payments by the Florida Fund will be suspended until such date as the Trustees of the trust may determine. In the case of the Arkansas and California funds, the 0.25% per annum Class B service fee for the sale of Class B shares in the first year is currently 0.10%.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges (CDSC) imposed during the year ended March 31, 2004 were as follows:

                                     ALABAMA   ARKANSAS      CALIFORNIA      FLORIDA   GEORGIA   MARYLAND   MASSACHUSETTS
CDSC IMPOSED                          FUND       FUND           FUND          FUND       FUND      FUND         FUND
-------------------------------------------------------------------------------------------------------------------------
Class A                                 $--       $--         $23,994         $847      $--        $--        $8,620
-------------------------------------------------------------------------------------------------------------------------
Class B                              49,063    13,626         269,727       64,261    46,749    77,542       131,590
-------------------------------------------------------------------------------------------------------------------------
Class C                                  --        --          26,036           --        --        --           --
-------------------------------------------------------------------------------------------------------------------------

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.11%, for the year ended March 31, 2004. Effective April 1, 2004, the fee is set at 0.10% of each fund's average net assets. For the year ended March 31, 2004, each fund paid MFSC a fee of the following for shareholder services which amounted to 0.11% of the fund's average net assets.

     ALABAMA           ARKANSAS       CALIFORNIA         FLORIDA           GEORGIA         MARYLAND        MASSACHUSETTS
       FUND              FUND            FUND              FUND             FUND             FUND              FUND
-------------------------------------------------------------------------------------------------------------------------
     $109,301          $165,357        $499,229          $118,982          $80,137         $189,327          $304,902

Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to the following for the year ended March 31, 2004, as well as other expenses paid to unaffiliated vendors:

     ALABAMA           ARKANSAS       CALIFORNIA         FLORIDA           GEORGIA         MARYLAND        MASSACHUSETTS
       FUND              FUND            FUND              FUND             FUND             FUND              FUND
-------------------------------------------------------------------------------------------------------------------------
      $6,577           $17,080          $54,534          $11,034           $8,801           $18,320          $101,170

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows:

                          ALABAMA       ARKANSAS      CALIFORNIA       FLORIDA       GEORGIA       MARYLAND     MASSACHUSETTS
                            FUND          FUND           FUND           FUND           FUND          FUND           FUND
----------------------------------------------------------------------------------------------------------------------------
Purchases                $9,306,679    $33,305,857    $36,424,161    $32,167,514    $8,840,093    $35,055,583    $36,694,587
----------------------------------------------------------------------------------------------------------------------------
Sales                    12,033,318     27,260,285     77,683,581     35,383,504    14,262,557     37,615,221    $48,328,200
----------------------------------------------------------------------------------------------------------------------------

The cost and unrealized appreciation or depreciation in value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                ALABAMA       ARKANSAS      CALIFORNIA       FLORIDA       GEORGIA       MARYLAND     MASSACHUSETTS
                                  FUND          FUND           FUND           FUND           FUND          FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                $88,364,113   $133,626,813   $401,044,179    $93,199,469   $64,013,140   $154,627,009   $245,144,077
-----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation  $9,036,436    $13,697,810    $35,273,192     $7,495,348    $6,650,701    $15,207,937    $23,838,588
-----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized depreciation    (398,967)       (75,643)    (3,130,185)      (124,925)      (58,823)      (300,940)      (729,704)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation    $8,637,469    $13,622,167    $32,143,007     $7,370,423    $6,591,878    $14,906,997    $23,108,884
-----------------------------------------------------------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The Trust's Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.
Transactions in fund shares were as follows:

                                           ALABAMA                 ARKANSAS              CALIFORNIA               FLORIDA
--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED 3/31/04 (000 OMITTED)      SHARES       AMOUNT     SHARES      AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT

CLASS A SHARES
Shares sold                              726       $7,893      1,380      $14,370      6,490     $38,645      1,178     $12,024
--------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions            207        2,241        348        3,618      1,394       8,298        1791,822
--------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                     (1,322)     (14,349)    (1,283)     (13,287)   (11,257)    (66,990)    (2,067)    (21,072)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (389)     $(4,215)       445       $4,701     (3,373)   $(20,047)      (710)    $(7,226)
--------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED 3/31/03 (000 OMITTED)
Shares sold                            1,153      $12,281      1,835      $18,905     10,049     $59,243      2,604     $26,400
--------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions            223        2,376        341        3,504      1,455       8,573        1761,772
--------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                     (1,634)     (17,350)    (1,205)     (12,416)    (9,209)    (54,405)    (1,487)    (15,017)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (258)     $(2,693)       971       $9,993      2,295     $13,411      1,293     $13,155
--------------------------------------------------------------------------------------------------------------------------------

                                           ALABAMA                 ARKANSAS              CALIFORNIA               FLORIDA
--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED 3/31/04 (000 OMITTED)     SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT

CLASS B SHARES
Shares sold                              350       $3,812        200       $2,100      1,820     $10,917        295      $3,014
--------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions             32          346         25          254        368       2,189         38  383
--------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                       (282)      (3,048)      (178)      (1,856)    (4,539)    (26,957)      (624)     (6,349)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  100       $1,110         47         $498     (2,351)   $(13,851)      (291)    $(2,952)
--------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED 3/31/03 (000 OMITTED)
Shares sold                              528       $5,663        437       $4,523      4,864     $28,766        909      $9,188
--------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions             33          349         22          228        345       2,030         42         429
--------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                       (385)      (4,121)      (174)      (1,789)    (3,379)    (19,889)      (745)     (7,500)
--------------------------------------------------------------------------------------------------------------------------------
Net increase                             176       $1,891        285       $2,962      1,830     $10,907        206      $2,117
--------------------------------------------------------------------------------------------------------------------------------

                                                   CALIFORNIA
--------------------------------------------------------------------
YEAR ENDED 3/31/04 (000 OMITTED)              SHARES      AMOUNT

CLASS C SHARES
Shares sold                                     1,235       $7,407
--------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                     160          955
--------------------------------------------------------------------
Shares reacquired                              (2,154)     (12,812)
--------------------------------------------------------------------
Net decrease                                     (759)     $(4,450)
--------------------------------------------------------------------

YEAR ENDED 3/31/03 (000 OMITTED)
Shares sold                                     2,792      $16,538
--------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                     170        1,004
--------------------------------------------------------------------
Shares reacquired                              (2,264)     (13,435)
--------------------------------------------------------------------
Net increase                                      698       $4,107
--------------------------------------------------------------------

                                                    GEORGIA                 MARYLAND             MASSACHUSETTS
------------------------------------------------------------------------------------------------------------------
YEAR ENDED 3/31/04 (000 OMITTED)              SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT

CLASS A SHARES
Shares sold                                       568       $6,339        759       $8,889      1,640     $18,843
------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                     145        1,614        332        3,885        435       4,994
------------------------------------------------------------------------------------------------------------------
Shares reacquired                                (911)     (10,174)    (1,186)     (13,849)    (2,878)    (33,079)
------------------------------------------------------------------------------------------------------------------
Net decrease                                     (198)     $(2,221)       (95)     $(1,075)      (803)    $(9,242)
------------------------------------------------------------------------------------------------------------------

YEAR ENDING 3/31/03 (000 OMITTED)
Shares sold                                       649       $7,160      1,049      $12,130      3,172     $36,120
------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                     163        1,794        337        3,890        440       4,975
------------------------------------------------------------------------------------------------------------------
Shares reacquired                                (750)      (8,271)    (1,005)     (11,574)    (2,576)    (29,224)
------------------------------------------------------------------------------------------------------------------
Net increase                                       62         $683        381       $4,446      1,036     $11,871
------------------------------------------------------------------------------------------------------------------

                                                    GEORGIA                 MARYLAND             MASSACHUSETTS
------------------------------------------------------------------------------------------------------------------
YEAR ENDED 3/31/04 (000 OMITTED)              SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT

CLASS B SHARES
Shares sold                                       214       $2,410        276       $3,240        635      $7,331
------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                      31          346         61          712         98       1,126
------------------------------------------------------------------------------------------------------------------
Shares reacquired                                (369)      (4,140)      (550)      (6,433)      (863)     (9,965)
------------------------------------------------------------------------------------------------------------------
Net decrease                                     (124)     $(1,384)      (213)     $(2,481)      (130)    $(1,508)
------------------------------------------------------------------------------------------------------------------

YEAR ENDED 3/31/03 (000 OMITTED)
Shares sold                                       384       $4,226        533       $6,170      1,340     $15,222
------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                      31          344         64          735         93       1,056
------------------------------------------------------------------------------------------------------------------
Shares reacquired                                (305)      (3,351)      (499)      (5,746)      (729)     (8,293)
------------------------------------------------------------------------------------------------------------------
Net increase                                      110       $1,219         98       $1,159        704      $7,985
------------------------------------------------------------------------------------------------------------------

(6) LINE OF CREDIT

The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to each fund for the year ended March 31, 2004 ranged from $669 to $3,911. None of the funds had significant borrowings during the year.

(7) FINANCIAL INSTRUMENTS

The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include swap agreements. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Swap Agreements
Interest Rate Swap Agreements

                                                 NOTIONAL PRINCIPAL         CASH FLOWS                            UNREALIZED
                                                 AMOUNT OF CONTRACT        RECEIVED BY       CASH FLOWS PAID     APPRECIATION
FUND                              EXPIRATION        (000 OMITTED)            THE FUND          BY THE FUND      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Alabama Fund                                                              Floating -- 3M    Floating -- 7 Day
                                                                              LIBOR              BMA Swap
                                   10/31/12             1,000               X 78.875%             Index                $(4,979)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 2 Year
                                                                             BMA Swap            BMA Swap
                                   11/15/04             2,500                 Index           Index (1.945%)           (15,577)
---------------------------------------------------------------------------------------------------------------------------------
                                                                          Floating -- 3M    Floating -- 7 Day
                                                                              LIBOR              BMA Swap
                                   12/18/12             2,000                X 78.75%             Index                (10,771)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/25/19              800                  Index           Index (4.015%)            (6,342)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 20 Year
                                                                             BMA Swap            BMA Swap
                                    4/7/24              1,000                 Index           Index (4.159%)           (18,023)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 12 Year
                                                                             BMA Swap            BMA Swap
                                    6/17/16              750                  Index           Index (4.09%)            (30,832)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                    11/9/14             1,900                 Index           Index (3.73%)            (17,458)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                   10/27/14             1,900                 Index           Index (3.444%)            26,161
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                   10/27/34             1,000             Index (4.132%)          Index                (25,294)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                   11/10/34             1,000             Index (4.200%)          Index                (17,462)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                   11/10/14             1,900                 Index           Index (3.576%)             6,529
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                    11/9/34             1,000             Index (4.322%)          Index                  1,223
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/11/19              500                  Index           Index (4.069%)            (9,315)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    7/14/19              200                  Index           Index (4.137%)            (5,065)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    6/9/19              2,000                 Index           Index (4.278%)          (123,352)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    5/26/19             2,000                 Index           Index (4.152%)           (63,690)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                    9/22/14              500                  Index           Index (3.443%)             5,310
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total Alabama Fund      $(308,937)
---------------------------------------------------------------------------------------------------------------------------------
Arkansas Fund                                                             Floating -- 3M    Floating -- 7 Day
                                                                              LIBOR              BMA Swap
                                   10/31/12             1,400               X 78.875%             Index                $(6,974)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 2 Year
                                                                             BMA Swap            BMA Swap
                                   11/15/04             3,200                 Index           Index (1.945%)           (19,932)
---------------------------------------------------------------------------------------------------------------------------------
                                                                          Floating -- 3M    Floating -- 7 Day
                                                                              LIBOR              BMA Swap
                                   12/18/12             2,900                X 78.75%             Index                (15,621)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/25/19             1,000                 Index           Index (4.015%)            (7,927)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 20 Year
                                                                             BMA Swap            BMA Swap
                                    4/7/24              1,500                 Index           Index (4.159%)           (27,035)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 12 Year
                                                                             BMA Swap            BMA Swap
                                    6/17/16             2,000                 Index           Index (4.09%)            (82,218)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                    11/9/14             2,850                 Index           Index (3.73%)            (26,186)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                   10/27/14             2,850                 Index           Index (3.444%)            39,242
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                   10/27/34             1,500             Index (4.132%)          Index                (37,941)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                   11/10/34             1,500             Index (4.200%)          Index                (26,193)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                   11/10/14             2,850                 Index           Index (3.576%)             9,793
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                    11/9/34             1,500             Index (4.322%)          Index                  1,834
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/11/19             1,000                 Index           Index (4.069%)           (18,629)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/4/19              1,500                 Index           Index (4.039%)           (18,843)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    5/26/19             2,000                 Index           Index (4.152%)           (63,690)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                    9/22/14              500                  Index           Index (3.443%)             5,310
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            Total Arkansas Fund      $(295,010)
---------------------------------------------------------------------------------------------------------------------------------
California Fund                                                           Floating -- 3M    Floating -- 7 Day
                                                                              LIBOR              BMA Swap
                                   10/31/12             4,600               X 78.875%             Index               $(22,906)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 2 Year
                                                                             BMA Swap            BMA Swap
                                   11/15/04            10,500                 Index           Index (1.945%)           (65,423)
---------------------------------------------------------------------------------------------------------------------------------
                                                                          Floating -- 3M    Floating -- 7 Day
                                                                              LIBOR              BMA Swap
                                   12/18/12             9,300                X 78.75%             Index                (50,086)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/25/19             4,500                 Index           Index (4.015%)           (35,673)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 20 Year
                                                                             BMA Swap            BMA Swap
                                    4/7/24              4,500                 Index           Index (4.159%)           (81,105)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 12 Year
                                                                             BMA Swap            BMA Swap
                                    6/17/16             3,000                 Index           Index (4.09%)           (123,328)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                    11/9/14             9,000                 Index           Index (3.73%)            (82,693)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                   10/27/14             9,000                 Index           Index (3.444%)           123,922
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                   10/27/34             4,500             Index (4.132%)          Index               (113,824)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                   11/10/34             4,500             Index (4.200%)          Index                (78,579)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                   11/10/14             8,550                 Index           Index (3.576%)            29,379
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                    11/9/34             4,500             Index (4.322%)          Index                  5,504
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    7/28/19             4,400                 Index           Index (4.00%)            (54,738)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    7/21/19             4,400                 Index          Index (4.0495%)           (66,301)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    7/14/19             1,000                 Index           Index (4.137%)           (25,326)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                    9/22/14             3,000                 Index           Index (3.443%)            31,861
---------------------------------------------------------------------------------------------------------------------------------
                                                                                          Total California Fund      $(609,316)
---------------------------------------------------------------------------------------------------------------------------------
Florida Fund                                                              Floating -- 3M    Floating -- 7 Day
                                                                              LIBOR              BMA Swap
                                   10/31/12             1,000               X 78.875%             Index                $(4,979)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 2 Year
                                                                             BMA Swap            BMA Swap
                                   11/15/04             1,500                 Index           Index (1.945%)            (9,347)
---------------------------------------------------------------------------------------------------------------------------------
                                                                          Floating -- 3M    Floating -- 7 Day
                                                                              LIBOR              BMA Swap
                                   12/18/12             2,000                X 78.75%             Index                (10,771)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/25/19             1,000                 Index           Index (4.015%)            (7,927)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 20 Year
                                                                             BMA Swap            BMA Swap
                                    4/7/24              1,000                 Index           Index (4.159%)           (18,023)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 12 Year
                                                                             BMA Swap            BMA Swap
                                    6/17/16             2,000                 Index           Index (4.09%)            (82,218)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                    11/9/14             1,900                 Index           Index (3.73%)            (17,457)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                   10/27/14             1,900                 Index           Index (3.444%)            26,161
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                   10/27/34             1,000             Index (4.132%)          Index                (25,294)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                   11/10/34             1,000             Index (4.200%)          Index                (17,462)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                   11/10/14             1,900                 Index           Index (3.576%)             6,529
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                    11/9/34             1,000             Index (4.322%)          Index                  1,223
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/11/19              500                  Index           Index (4.069%)            (9,315)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    6/23/19             1,000                 Index           Index (4.23%)            (41,064)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    7/21/19             1,250                 Index          Index (4.0495%)           (18,836)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/4/19              1,000                 Index           Index (4.039%)           (12,562)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    7/14/19             1,000                 Index           Index (4.137%)           (25,327)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    5/26/19             3,000                 Index           Index (4.152%)           (95,535)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                    9/22/14             2,500                 Index           Index (3.443%)            26,551
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total Florida Fund      $(335,653)
---------------------------------------------------------------------------------------------------------------------------------
Georgia Fund                                                              Floating -- 3M    Floating -- 7 Day
                                                                              LIBOR              BMA Swap
                                   10/31/12               750               X 78.875%             Index                $(3,735)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 2 Year
                                                                             BMA Swap            BMA Swap
                                   11/15/04             1,750                 Index           Index (1.945%)           (10,903)
---------------------------------------------------------------------------------------------------------------------------------
                                                                          Floating -- 3M    Floating -- 7 Day
                                                                              LIBOR              BMA Swap
                                   12/18/12             1,500                X 78.75%             Index                 (8,078)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/25/19              700                  Index           Index (4.015%)            (5,549)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 20 Year
                                                                             BMA Swap            BMA Swap
                                    4/7/24               700                  Index           Index (4.159%)           (12,616)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 12 Year
                                                                             BMA Swap            BMA Swap
                                    6/17/16              750                  Index           Index (4.09%)            (30,832)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                    11/9/14             1,425                 Index           Index (3.73%)            (13,093)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                   10/27/14             1,425                 Index           Index (3.444%)            19,621
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                   10/27/34              750              Index (4.132%)          Index                (18,971)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                   11/10/34              800              Index (4.200%)          Index                (13,970)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                   11/10/14             1,520                 Index           Index (3.576%)             5,223
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                    11/9/34              750              Index (4.322%)          Index                    917
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/11/19              500                  Index           Index (4.069%)            (9,315)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    6/23/19              750                  Index           Index (4.23%)            (30,798)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    5/18/19             2,000                 Index           Index (4.184%)           (79,192)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    7/14/19              600                  Index           Index (4.137%)           (15,196)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    6/9/19              1,000                 Index           Index (4.278%)           (47,772)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                    9/22/14              500                  Index           Index (3.443%)             5,310
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total Georgia Fund      $(268,949)
---------------------------------------------------------------------------------------------------------------------------------
Maryland Fund                                                             Floating -- 3M    Floating -- 7 Day
                                                                              LIBOR              BMA Swap
                                   10/31/12             1,650               X 78.875%             Index                $(8,216)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 2 Year
                                                                             BMA Swap            BMA Swap
                                   11/15/04             2,400                 Index           Index (1.945%)           (14,954)
---------------------------------------------------------------------------------------------------------------------------------
                                                                          Floating -- 3M    Floating -- 7 Day
                                                                              LIBOR              BMA Swap
                                   12/18/12             3,400                X 78.75%             Index                (18,311)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/25/19             1,300                 Index           Index (4.015%)           (10,305)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 20 Year
                                                                             BMA Swap            BMA Swap
                                    4/7/24              1,700                 Index           Index (4.159%)           (30,640)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 12 Year
                                                                             BMA Swap            BMA Swap
                                    6/17/16             1,500                 Index           Index (4.09%)            (61,664)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                    11/9/14             3,325                 Index           Index (3.73%)            (30,550)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                   10/27/14             3,325                 Index           Index (3.444%)            45,783
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                   10/27/34             1,750             Index (4.132%)          Index                (44,265)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                   11/10/34             1,800             Index (4.200%)          Index                (31,432)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                   11/10/14             3,420                 Index           Index (3.576%)            11,752
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                    11/9/34             1,750             Index (4.322%)          Index                  2,140
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/11/19             2,000                 Index           Index (4.069%)           (37,259)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    7/28/19             1,400                 Index           Index (4.00%)            (17,417)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    7/21/19             1,400                 Index          Index (4.0495%)           (21,096)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    7/14/19               500                 Index           Index (4.137%)           (12,663)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                    9/22/14             1,300                 Index           Index (3.443%)            13,806
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    6/9/19              2,000                 Index           Index (4.278%)           (95,545)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            Total Maryland Fund      $(360,836)
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts Fund                                                        Floating -- 3M    Floating -- 7 Day
                                                                              LIBOR              BMA Swap
                                   10/31/12             2,700               X 78.875%             Index               $(13,445)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 2 Year
                                                                             BMA Swap            BMA Swap
                                   11/15/04             6,000                 Index           Index (1.945%)           (37,384)
---------------------------------------------------------------------------------------------------------------------------------
                                                                          Floating -- 3M    Floating -- 7 Day
                                                                              LIBOR              BMA Swap
                                   12/18/12             5,500                X 78.75%             Index                (29,620)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/25/19             2,300                 Index           Index (4.015%)           (18,232)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 20 Year
                                                                             BMA Swap            BMA Swap
                                    4/7/24              2,700                 Index           Index (4.159%)           (48,663)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 12 Year
                                                                             BMA Swap            BMA Swap
                                    6/17/16             1,500                 Index           Index (4.09%)            (61,664)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                    11/9/14             5,225                 Index           Index (3.73%)            (48,008)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                   10/27/14             5,225                 Index           Index (3.444%)            71,944
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                   10/27/34             2,750             Index (4.132%)          Index                (69,559)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                   11/10/34             2,750             Index (4.200%)          Index                (48,021)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                   11/10/14             5,225                 Index           Index (3.576%)            17,954
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Fixed -- 30 Year    Floating -- 7 Day
                                                                             BMA Swap            BMA Swap
                                   11/09/34             2,750             Index (4.322%)          Index                  3,363
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/11/19             2,000                 Index           Index (4.069%)           (37,259)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    7/28/19             2,700                 Index           Index (4.00%)            (33,589)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    6/23/19             2,000                 Index           Index (4.23%)            (82,127)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    7/21/19             2,700                 Index          Index (4.0495%)           (40,685)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    8/4/19              2,000                 Index           Index (4.039%)           (25,124)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 15 Year
                                                                             BMA Swap            BMA Swap
                                    7/14/19              500                  Index           Index (4.137%)           (12,663)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Floating -- 7 Day   Fixed -- 10 Year
                                                                             BMA Swap            BMA Swap
                                    9/22/14             1,000                 Index           Index (3.443%)            10,620
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Total Massachusetts Fund      $(502,162)
---------------------------------------------------------------------------------------------------------------------------------

Rate Lock Swap Agreements

Description - Agreement with Goldman Sachs terminating April 14, 2004 to pay the difference between the notional value and the market value of a bond with a 5.10% coupon maturing on 4/14/25 priced at a yield to maturity equal to the Municipal Market Data (MMD) general obligation yield curve rate for the designated maturity year as of the close of business on the termination date, if negative (received if positive):

                                 NOTIONAL PRINCIPAL       UNREALIZED
                                 AMOUNT OF CONTRACT      DEPRECIATION
FUND                                (000 OMITTED)             ($)
-------------------------------------------------------------------------

Alabama Fund                              500               (44,240)
-------------------------------------------------------------------------
California Fund                         1,500              (132,720)
-------------------------------------------------------------------------
Florida Fund                              750               (66,360)
-------------------------------------------------------------------------
Georgia Fund                              500               (44,240)
-------------------------------------------------------------------------
Maryland Fund                             500               (44,240)
-------------------------------------------------------------------------
Massachusetts Fund                      1,500              (132,720)
-------------------------------------------------------------------------

Description - Agreement with Merrill Lynch terminating April 13, 2004 to pay the difference between the notional value and the market value of a bond with a 5.106% coupon maturing on 4/13/25 priced at a yield to maturity equal to the MMD general obligation curve rate for the designed maturity year as of the close of business on the termination date, if negative (received if positive):

                                 NOTIONAL PRINCIPAL       UNREALIZED
                                 AMOUNT OF CONTRACT      DEPRECIATION
FUND                                (000 OMITTED)             ($)
-------------------------------------------------------------------------

Alabama Fund                              500               (45,879)
-------------------------------------------------------------------------
Arkansas Fund                           2,000              (183,514)
-------------------------------------------------------------------------
California Fund                         1,500              (137,635)
-------------------------------------------------------------------------
Florida Fund                            1,000               (91,758)
-------------------------------------------------------------------------
Georgia Fund                              500               (45,878)
-------------------------------------------------------------------------
Massachusetts Fund                      1,500              (137,635)
-------------------------------------------------------------------------

TOTAL UNREALIZED DEPRECIATION ON RATE LOCK SWAP AGREEMENTS

                                                          UNREALIZED
                                                         DEPRECIATION
FUND                                                          ($)
-------------------------------------------------------------------------

Alabama Fund                                                (90,119)
-------------------------------------------------------------------------
Arkansas Fund                                              (183,514)
-------------------------------------------------------------------------
California Fund                                            (270,355)
-------------------------------------------------------------------------
Florida Fund                                               (158,118)
-------------------------------------------------------------------------
Georgia Fund                                                (90,118)
-------------------------------------------------------------------------
Maryland Fund                                               (44,240)
-------------------------------------------------------------------------
Massachusetts Fund                                         (270,355)
-------------------------------------------------------------------------

At March 31, 2004, the funds had sufficient cash and/or securities to cover any commitments under these contracts.

(8) RESTRICTED SECURITIES

Each fund may invest not more than 15% of its total assets in securities, which are subject to legal or contractual restrictions on resale. At March 31, 2004, the funds owned the following restricted securities, excluding securities issued under Rule 144A, which may not be publicly sold without registration under the Securities Act of 1933. Each fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by an independent pricing service, or if not available, at fair value under the direction of the Trustees.

                                                                                     DATE OF     SHARE/PAR
FUND                 DESCRIPTION                                                 ACQUISITION        AMOUNT          COST       VALUE
------------------------------------------------------------------------------------------------------------------------------------
Alabama Fund         Guam Power Authority Rev., RITES, AMBAC, 9.0426%, 2013          5/20/99       500,000      $536,360    $619,790
                     Guam Power Authority Rev., RITES, AMBAC, 8.5426%, 2018          5/20/99     4,500,000     4,376,790   5,051,070
                     Puerto Rico Municipal Finance Agency, RITES, FSA, 9.6169%,
                     2017                                                             1/6/00       500,000       469,080     636,780
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041%, 2013   3/31/99       500,000       509,110     660,660
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041, 2016    9/30/99       500,000       569,030     660,420
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $7,628,720
------------------------------------------------------------------------------------------------------------------------------------
Arkansas Fund        Commonwealth of Puerto Rico, RITES, MBIA, 10.0771%, 2020        3/30/00     3,000,000    $3,067,320  $3,991,500
                     Commonwealth of Puerto Rico, Infrastructure, RITES, 9.5771%,
                     2019                                                            10/5/00     1,250,000     1,282,225   1,575,025
                     Puerto Rico Municipal Finance Agency, RITES, FSA, 9.6169%,
                     2017                                                             1/6/00       735,000       689,548     936,067
                     Puerto Rico Municipal Finance Agency, RITES, FSA, 9.6169%,
                     2018                                                             1/6/00     3,250,000     3,006,835   4,132,180
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $10,634,772
------------------------------------------------------------------------------------------------------------------------------------
California Fund      Los Angeles, CA, RITES, 9.0197%, 2014                           7/20/99     5,405,000    $5,672,548  $7,029,094
                     Los Angeles, CA, Union School District, RITES, FSA, 9.0197,
                     2020                                                            3/04/03     5,000,000     5,808,100   5,904,100
                     Commonwealth of Puerto Rico, ROLS, Series II R 124B, XLCA,
                     9.8060%, 2017                                                   10/22/01    1,500,000     1,816,140   1,998,930
                     Commonwealth of Puerto Rico, ROLS, Series II R 184C, FGIC,
                     8.4853%, 2020                                                   8/05/02     3,300,000     4,269,738   4,445,034
                     Southern California Metropolitan Water District Rev., RITES,
                     10.0197%, 2018                                                  5/07/01     5,000,000     5,819,300   6,919,000
                     State of California, RITES, "B", 9.9967%, 2017                   1/3/00     1,250,000     1,273,450   1,624,475
                     University of California Rev., RITES, MBIA, 8.7697%, 2016       5/21/99     5,705,000     5,873,273   6,743,709
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $34,664,342
------------------------------------------------------------------------------------------------------------------------------------
Florida Fund         Commonwealth of Puerto Rico, RITES, 10.0771%, 2019              3/30/00     1,000,000    $1,030,240  $1,330,500
                     Commonwealth of Puerto Rico, Highway & Transportation, ROLS,
                     Railroad II R 227 1, MBIA, 9.896%, 2020                         4/25/03     2,500,000     3,282,600   3,363,150
                     State of Florida, RITES, MBIA, 8.4853%, 2017                     4/9/99     3,000,000     3,042,840   3,404,160
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $8,097,810
------------------------------------------------------------------------------------------------------------------------------------
Georgia Fund         Atlanta, GA, Water & Wastewater Rev., RITES, FGIC, 9.4853%,
                     2016                                                            4/20/99     4,000,000    $4,668,400  $5,365,360
                     Puerto Rico, Municipal Finance Agency, RITES, FSA, 10.6246,
                     2016                                                            1/06/00       500,000       519,760     679,780
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $6,045,140
------------------------------------------------------------------------------------------------------------------------------------
Maryland Fund        Guam Power Authority Rev., RITES, AMBAC, 9.0426%, 2015          5/20/99     1,680,000    $1,760,908  $2,050,037
                     Puerto Rico Electric Power Authority, Power Rev., RITES, FSA,
                     9.0063%, 2015                                                   9/16/99     1,400,000     1,367,100   1,706,796
                     Puerto Rico Municipal Finance Agency, RITES, FSA, 9.6169%,
                     2019                                                             1/6/00     1,000,000       905,080   1,260,860
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041%, 2013   9/30/99       500,000       509,110     660,660
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041%, 2016   3/31/99     1,520,000     1,729,851   2,007,677
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $7,686,030
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts Fund   Dudley-Charlton, MA, Regional School District, RITES, FGIC,
                     9.0312%, 2015                                                    5/5/99     1,365,000    $1,501,582  $1,768,030
                     Dudley-Charlton, MA, Regional School District, RITES, FGIC,
                     9.0312%, 2016                                                    5/5/99     1,430,000     1,558,414   1,846,073
                     Dudley-Charlton, MA, Regional School District, RITES, FGIC,
                     9.0312%, 2018                                                   10/26/84    1,565,000     1,687,884   1,999,788
                     Massachusetts Bay Transportation Authority, RITES, 10.7967%,
                     2016                                                            4/19/00     4,835,000     5,484,534   6,863,959
                     Massachusetts Water Resources Authority, RITES, FGIC,
                     11.3149%, 2019                                                  3/16/00     4,010,000     4,742,707   5,935,281
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041, 2016    3/31/99     2,500,000     2,845,150   3,302,100
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $21,715,231
------------------------------------------------------------------------------------------------------------------------------------

At March 31, 2004, restricted securities constituted the following percentages of each fund's net assets:

       ALABAMA           ARKANSAS        CALIFORNIA         FLORIDA          GEORGIA         MARYLAND       MASSACHUSETTS
        FUND               FUND             FUND             FUND             FUND             FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------
        7.78%              7.00%            7.96%            7.98%            8.35%            4.52%            8.01%

(9) CONCENTRATION OF CREDIT RISK

Since each fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. The risk associated with such factors is mitigated by the fact that a percentage of securities in a portfolio of investments being backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. At year end March 31, 2004, the percentage of holdings that carried such enhancements were as follows:

        ALABAMA             ARKANSAS         CALIFORNIA         FLORIDA           GEORGIA           MARYLAND       MASSACHUSETTS
         FUND                 FUND              FUND              FUND              FUND              FUND              FUND
--------------------------------------------------------------------------------------------------------------------------------
        70.91%               77.93%            57.33%            72.86%            47.73%            40.69%            45.82%
--------------------------------------------------------------------------------------------------------------------------------

For each fund, the greatest exposure to any one institution or agency did not exceed total investments as of year end March 31,
2004, were as follows:

        ALABAMA             ARKANSAS         CALIFORNIA         FLORIDA           GEORGIA           MARYLAND       MASSACHUSETTS
         FUND                 FUND              FUND              FUND              FUND              FUND              FUND
--------------------------------------------------------------------------------------------------------------------------------
        38.46%               19.77%            20.00%            17.52%            17.29%            14.97%            14.08%
--------------------------------------------------------------------------------------------------------------------------------

(10) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker- dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or
(ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Trustees of MFS Municipal Series Trust and Shareholders of the Portfolios of MFS Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, and MFS Massachusetts Municipal Bond Fund (portfolios of MFS Municipal Series Trust) as of March 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios of MFS Municipal Series Trust as of March 31, 2004, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 14, 2004

----------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
----------------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The business address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                                                                 PRINCIPAL OCCUPATIONS & OTHER
                            POSITION(s) HELD       TRUSTEE/OFFICER                  DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH            WITH FUND               SINCE(1)                        THE PAST FIVE YEARS
-------------------         ----------------       ---------------               -----------------------------
INTERESTED TRUSTEES
John W. Ballen(3)          Trustee and President     August 2001 until          Massachusetts Financial Services Company,
(born 09/12/59)                                      February 2004              Chief Executive Officer and Director (until
                                                                                February 2004)

Robert J. Manning(3)       Trustee and President     February 2004              Massachusetts Financial Services Company,
                                                                                Chief Executive Officer, President, Chief
(born 10/20/63)                                                                 Investment Officer and Director

Kevin R. Parke(3)          Trustee                   January 2002 until         Massachusetts Financial Services Company,
(born 12/14/59)                                      February 2004              President, Chief Investment Officer and
                                                                                Director (until February 2004)

Robert C. Pozen(3)         Trustee                   February 2004              Massachusetts Financial Services Company,
(born 08/08/46)                                                                 Chairman (since February 2004); Harvard Law
                                                                                School (education), John Olin Visiting
                                                                                Professor (since July 2002); Secretary of
                                                                                Economic Affairs, The Commonwealth of
                                                                                Massachusetts (January 2002 to December
                                                                                2002); Fidelity Investments, Vice Chairman
                                                                                (June 2000 to December 2001); Fidelity
                                                                                Management & Research Company (investment
                                                                                adviser), President (March 1997 to July
                                                                                2001); The Bank of New York (financial
                                                                                services), Director; Bell Canada Enterprises
                                                                                (telecommunications), Director; Telesat
                                                                                (satellite communications), Director

Jeffrey L. Shames(3)       Trustee                   October 1993 until         Massachusetts Financial Services Company,
(born 06/02/55)                                      February 2004              Chairman (until February 2004)

INDEPENDENT TRUSTEES
J. Atwood Ives             Chairman                  February 1992              Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                                 related services), Director; Eastern
                                                                                Enterprises (diversified services company),
                                                                                Chairman, Trustee and Chief Executive Officer
                                                                                (until November 2000)

Lawrence H. Cohn, M.D.     Trustee                   August 1993                Brigham and Women's Hospital, Chief of
(born 03/11/37)                                                                 Cardiac Surgery; Harvard Medical School,
                                                                                Professor of Surgery

David H. Gunning           Trustee                   January 2004               Cleveland-Cliffs, Inc. (mining products and
(born 05/30/42)                                                                 service provider), Vice Chairman/ Director
                                                                                (since April 2001); Encinitos Ventures
                                                                                (private investment company), Principal (1997
                                                                                to April 2001); Lincoln Electric Holdings,
                                                                                Inc. (welding equipment manufacturer),
                                                                                Director; Southwest Gas Corporation (natural
                                                                                gas distribution company), Director

William R. Gutow           Trustee                   December 1993              Private investor and real estate consultant;
(born 09/27/41)                                                                 Capitol Entertainment Management Company
                                                                                (video franchise), Vice Chairman

Amy B. Lane                Trustee                   January 2004               Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                 Director, Investment Banking Group (1997 to
                                                                                February 2001); Borders Group, Inc. (book and
                                                                                music retailer), Director; Federal Realty
                                                                                Investment Trust (real estate investment
                                                                                trust), Trustee

Lawrence T. Perera         Trustee                   July 1981                  Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu          Trustee                   August 1982                Private investor; Harvard University Graduate
(born 04/10/35)                                                                 School of Business Administration, Class of
                                                                                1961 Adjunct Professor in Entrepreneurship
                                                                                Emeritus; CBL & Associates Properties, Inc.
                                                                                (real estate investment trust), Director

J. Dale Sherratt           Trustee                   August 1993                Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                 specialists), President; Wellfleet
                                                                                Investments (investor in health care
                                                                                companies), Managing General Partner (since
                                                                                1993); Cambridge Nutraceuticals (professional
                                                                                nutritional products), Chief Executive
                                                                                Officer (until May 2001)

Elaine R. Smith            Trustee                   February 1992              Independent health care industry consultant
(born 04/25/46)

Ward Smith                 Trustee                   October 1992               Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)       President and Trustee     February 2004              Massachusetts Financial Services Company,
(born 10/20/63)                                                                 Chief Executive Officer, President, Chief
                                                                                Investment Officer and Director.

John W. Ballen(3)          President and Trustee     August 2001 until          Massachusetts Financial Services Company,
(born 09/12/59)                                      February 2004              Chief Executive Officer and Director (until
                                                                                February 2004)

James R. Bordewick, Jr.(3) Assistant Secretary       September 1990             Massachusetts Financial Services Company,
                           and Assistant Clerk                                  Senior Vice President and Associate General
(born 03/06/59)                                                                 Counsel

Stephen E. Cavan(3)        Secretary and Clerk       December 1989 until        Massachusetts Financial Services Company,
(born 11/06/53)                                      March 2004                 Senior Vice President, General Counsel and
                                                                                Secretary (until March 2004)

Stephanie A. DeSisto(3)    Assistant Treasurer       May 2003                   Massachusetts Financial Services Company,
(born 10/01/53)                                                                 Vice President (since April 2003); Brown
                                                                                Brothers Harriman & Co., Senior Vice
                                                                                President (November 2002 to April 2003); ING
                                                                                Groep N.V./Aeltus Investment Management,
                                                                                Senior Vice President (prior to November
                                                                                2002)

Robert R. Flaherty(3)      Assistant Treasurer       August 2000                Massachusetts Financial Services Company,
(born 09/18/63)                                                                 Vice President (since August 2000); UAM Fund
                                                                                Services, Senior Vice President (prior to
                                                                                August 2000)

Richard M. Hisey(3)        Treasurer                 August 2002                Massachusetts Financial Services Company,
(born 08/29/58)                                                                 Senior Vice President (since July 2002); The
                                                                                Bank of New York, Senior Vice President
                                                                                (September 2000 to July 2002); Lexington
                                                                                Global Asset Managers, Inc., Executive Vice
                                                                                President and Chief Financial Officer (prior
                                                                                to September 2000); Lexington Funds, Chief
                                                                                Financial Officer (prior to September 2000)

Ellen Moynihan(3)          Assistant Treasurer       April 1997                 Massachusetts Financial Services Company,
(born 11/13/57)                                                                 Vice President

James O. Yost(3)           Assistant Treasurer       September 1990             Massachusetts Financial Services Company,
(born 06/12/60)                                                                 Senior Vice President
------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston
    Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect
Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
----------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                             AUDITORS
MFS Fund Distributors, Inc.                             Deloitte & Touche LLP
500 Boylston Street, Boston, MA 02116-3741              200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGERS
Michael L. Dawson
Geoffrey L. Schechter

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MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. You should read the prospectus carefully before investing as it contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, and the fees, charges, and expenses involved. These elements, as well as other information contained in the prospectus, should be considered carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

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FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
In January 2005, shareholders will be mailed a Tax Form Summary or Form 1099-DIV, if applicable, reporting the federal tax status of all distributions paid during the calendar year 2003.

For federal income tax purposes, approximately 99% of the total dividends paid by each fund from net investment income during the year ended March 31, 2004 is designated as an exempt-interest dividend.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 202-547-7071, extension 201, by visiting www.jmr-financial.com/MFS or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT


500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                             MST-A-ANN-5/04 45M

MFS(R) Mutual Funds

ANNUAL REPORT 3/31/04

MFS(R) MUNICIPAL SERIES TRUST
For the States of: Mississippi,
New York, North Carolina,
Pennsylvania, South Carolina,
Tennessee, Virginia, and West Virginia

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

-------------------------------------------------------------------------------

MFS(R) MUNICIPAL SERIES TRUST

The investment objective of each fund is to seek current income exempt from federal income taxes and personal income tax, if any, of the state to which its name refers.

TABLE OF CONTENTS

MFS PRIVACY POLICY
---------------------------------------------------
LETTER FROM THE CEO                               1
---------------------------------------------------
MFS ORIGINAL RESEARCH(R)                          3
---------------------------------------------------
MANAGEMENT REVIEW                                 4
---------------------------------------------------
PERFORMANCE SUMMARY                               7
---------------------------------------------------
PORTFOLIO OF INVESTMENTS                         16
---------------------------------------------------
FINANCIAL STATEMENTS                             54
---------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                    83
---------------------------------------------------
INDEPENDENT AUDITORS' REPORT                    103
---------------------------------------------------
TRUSTEES AND OFFICERS                           104
---------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS     106
---------------------------------------------------
FEDERAL TAX INFORMATION                         107
---------------------------------------------------
CONTACT INFORMATION                             108
---------------------------------------------------
ASSET ALLOCATION                                109

-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
LETTER FROM THE CEO
-------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Dear Shareholders,

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to over 50 in April 2004. During that same period, we doubled the average investment experience of our new domestic equity analysts, from 2.6 years to
5.3 years, by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified four senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers will be taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group will work with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team will work with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This Committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability, both in terms of people and assets under management. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one member of our investment team has voluntarily left the firm over the past six months, based on a decision to retire from the industry. Similarly, our firm's assets under management have remained remarkably steady. We began the year with $140 billion in assets and ended the first quarter with $142 billion in assets. We are very proud to have experienced growth during this period despite the difficult regulatory environment and the relatively flat performance of the stock market.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The recent enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    April 19, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

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MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you
invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

For the one year period ended March 31, 2004, as a whole, long-term U.S. Treasury bond yields were virtually unchanged. High-grade municipal bond yields declined slightly, allowing municipal bonds in general to modestly outperform Treasuries. Those facts, however, belie the tremendous volatility in the bond market over the 12 months ended March 31, 2004.

In early 2003 and into the first half of the period, we saw a confluence of factors that were positive for bond prices. Geopolitical uncertainty, the hangover from corporate scandals in 2002, and a weak U.S. economy were among the factors that prompted a "flight to quality" by many investors and pushed interest rates down to four-decade lows by June of 2003.

In late June, however, the bond market reversed direction as fixed-income investors became concerned that the economic recovery was accelerating faster than expected. Although stocks had been rising since late March, the catalyst for the bond market appeared to be the Federal Reserve Board's decision on June 25 to lower rates by one-quarter percent rather than one-half percent as many investors had expected. From that date through early September, bond prices fell as rates rose sharply.

In the second half of the period, however, bond prices revived as several factors combined to drive rates down again. Economic reports indicated that inflation was well contained while job growth remained weak. Although most other measures indicated the U.S. economy was improving, we believe investors were concerned that consumer spending might falter because laid-off workers were not finding new jobs. Statistics indicated that a significant portion of U.S. production capacity remained idle. The Fed appeared to sum up the situation in its statements that interest rates could remain low for the foreseeable future. By period-end, interest rates for 10- and 30-year Treasuries were within just four basis points of where they had started the period. (A basis point is 0.01% of interest.)

Municipal bonds generally followed the path of Treasury bonds over the period, but with somewhat smaller swings in yield. However, long-term municipal bonds ended the period yielding about 20 basis points less than they had at the start of the period. Long-term municipal bonds in general saw some price appreciation over the period and outperformed long-term Treasuries. (The principal value and interest on U.S. Treasury securities, however, are guaranteed by the U.S. government if held to maturity.)

We believe the outperformance of municipals was caused by two main factors. First, municipal bonds appreciated from historically low valuations, relative to Treasuries, to more normal valuations. This was in part the result of a growing national debt that put downward pressure on long-term Treasury prices. Second, we believe a decrease in the supply of new municipal issues late in the period put upward pressure on municipal prices.

As the economy improved over the period, it also appeared to us that investors became willing to take on more risk, and the municipal bond market rotated to favor lower-rated, higher-yielding issues. For the period as a whole, lower-quality municipal bonds generally outperformed higher- rated bonds.

HOW WE MANAGE THE FUNDS

All of the MFS state municipal funds are managed with a common investment strategy. There are four key elements to our management strategy: duration, yield curve positioning, credit quality, and sector allocation.

DURATION is a measure of a fund's sensitivity to changes in interest rates. In most market environments, we strive to be neutral in duration relative to our Lipper peers, as we believe that trying to predict the direction of interest rates is a relatively risky investment strategy. However, at times when we believe that interest rates have become excessively low -- as we felt they did over the period -- and may be about to reverse direction, we may try to protect a fund's principal by making the fund modestly short on duration relative to its Lipper peers. (Shorter duration makes a fund less sensitive to changes in interest rates.)

A YIELD CURVE for bonds shows the relationship between yield and time to maturity. In a majority of market environments, longer-maturity bonds offer higher yields but are more exposed to duration risk -- the risk that a change in interest rates may adversely affect a bond's price. In managing the funds, we try to pick what we believe is the optimal spot on the yield curve -- a time to maturity that optimizes the combination of yield and risk. Our research for some time has indicated that the 15- to 20-year part of the yield curve is that optimal spot. For example, in our experience a 20-year bond typically has paid 98% of the yield of a similar 30-year bond but carried only 75%-80% of the duration risk of that 30-year bond. For that reason, the funds have tended to be overweighted in bonds with maturities in the 15- to 20-year range.

CREDIT QUALITY refers to the perceived ability of a bond issuer to make interest payments and repay a bond's principal. Major credit-rating agencies rate bonds on a scale that usually runs from "AAA" down to "BBB" for investment-grade bonds, and "BB" and below for lower-quality, noninvestment-grade or so-called "junk" bonds. In general, lower-rated bonds pay higher rates of interest to compensate investors for taking on additional risk. The funds historically have focused on using our bottom-up research to seek out bonds that offer higher yields than average "AAA"-rated insured bonds, yet also offer what we believe is reasonable safety of principal and interest payments to maturity.

SECTOR ALLOCATION refers to a fund's weightings in various types of municipal bond issues, including bonds from industries such as health care, utilities, and airlines. Our research analysts constantly seek out sectors, and individual bonds within those sectors, that we believe will benefit in a given market environment.

FACTORS THAT AFFECTED PERFORMANCE

For the 12-month period ended March 31, 2004, the following charts indicate the effects of the four factors mentioned above on individual fund performance. These factors may affect fund performance in different ways during other periods, depending on market conditions.

The chart below depicts performance relative to each fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index).

o The DURATION column indicates that the fund's duration had a positive effect ("pos"), a negative effect ("neg"), or no meaningful contribution to relative performance ("neutral"). For the period, all of the funds were short on duration, relative to the Lehman Index, in anticipation of rising rates. However, long-term municipal interest rates declined over the period. Being short on duration thus hurt performance of all of the funds. For most of the funds, duration was the most significant performance detractor over the period.

o YIELD CURVE indicates the effect of the fund's yield curve positioning on performance. Compared with the Lehman Index, all funds were more heavily weighted in bonds on the long end of the yield curve -- bonds with 10 to 30 years remaining to maturity. That overweighting helped during the period because long-term municipal rates came down more than short-term rates, so longer-term bonds experienced more price appreciation. Yield curve positioning therefore helped relative performance of all funds over the period.

o The average CREDIT QUALITY of most of the funds was similar to that of the Lehman Index over the period. The effect of credit quality on relative performance was therefore neutral. The Virginia fund, however, was underweighted in "AAA"-rated bonds, which generally underperformed during the period, and overweighted in "BB"-rated bonds, which outperformed during the period. For the Virginia fund, credit quality thus had a positive effect on relative performance.

o In the area of SECTOR ALLOCATION, the North Carolina fund benefited from its relatively greater exposure to credit-enhanced, or insured, bonds, which performed well over the period. (Exposure, defined as portfolio weight times duration, is a measure of a sector's contribution to the portfolio's overall sensitivity to interest rate shifts.) Insured bonds generally pay a lower rate of interest but have a high credit rating because the payment of interest and principal is guaranteed by a highly rated insurance firm as well as by the original issuer. Most of the insured bonds in the portfolio are "AAA" rated.

                                  KEY FACTORS IN FUND PERFORMANCE RELATIVE TO BENCHMARK
                                       (THE LEHMAN BROTHERS MUNICIPAL BOND INDEX)

                                                                YIELD                 CREDIT                SECTOR
STATE FUND                               DURATION               CURVE                QUALITY              ALLOCATION

Mississippi                                neg                   pos                 neutral               neutral
---------------------------------------------------------------------------------------------------------------------
New York                                   neg                   pos                 neutral               neutral
---------------------------------------------------------------------------------------------------------------------
North Carolina                             neg                   pos                 neutral                 pos
---------------------------------------------------------------------------------------------------------------------
Pennsylvania                               neg                   pos                 neutral                 neg
---------------------------------------------------------------------------------------------------------------------
South Carolina                             neg                   pos                 neutral                 neg
---------------------------------------------------------------------------------------------------------------------
Tennessee                                  neg                   pos                 neutral                 neg
---------------------------------------------------------------------------------------------------------------------
Virginia                                   neg                   pos                   pos                 neutral
---------------------------------------------------------------------------------------------------------------------
West Virginia                              neg                   pos                 neutral                 neg
---------------------------------------------------------------------------------------------------------------------

Funds for which sector allocation was a negative factor were generally underweighted in one or more sectors that outperformed over the period. The Pennsylvania fund, for example, was held back by an underweighting in tobacco bonds. Tobacco bonds are state bonds backed by payments under the Master Settlement Agreement (MSA) between the states and the major tobacco companies, in which the states agreed to drop their lawsuits against the firms in return for a series of payments. For much of 2003, tobacco bonds underperformed as other lawsuits raised concerns about the tobacco firms' ability to continue MSA payments. In late 2003 and early 2004, however, those litigation concerns appeared to subside, tobacco bonds rallied, and the Pennsylvania fund's underweighting in those issues hurt performance.

The South Carolina fund was hurt by its relatively lower exposure to both utility and tobacco bonds. (Exposure is defined as portfolio weight times duration). The Tennessee fund was hurt by an underweighting in tobacco bonds and an overweighting in housing issues, which underperformed during the period. The West Virginia fund was held back by an underweighting in tobacco bonds.

    Respectfully,

/s/ Michael L. Dawson                       /s/ Geoffrey L. Schechter

    Michael L. Dawson                           Geoffrey L. Schechter
    Portfolio Manager                           Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04      MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

The following information illustrates the historical performance of each fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the average relevant state municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. For those states where Lipper does not track state-specific fund performance, we have provided the average "other state" municipal debt fund returns. Each fund's results have also been compared to the Lehman Brothers Municipal Bond Index, a broad measure of the municipal bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued nationwide, while each of the funds is limited to investing in the bonds of a particular state. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended 3/31/04)

                            MFS Mississippi     Lehman
                            Municipal Bond     Brothers
                               Fund --         Municipal
                              Class A         Bond Index

                3/94          $ 9,525          $10,000
                3/96           10,911           11,644
                3/98           12,746           13,593
                3/00           13,383           14,425
                3/02           15,233           16,610
                3/04           17,472           19,322

TOTAL RETURNS

----------------------
Average annual
without sales charge
----------------------

  Share class    Inception date      1-yr        3-yr       5-yr       10-yr
-------------------------------------------------------------------------------
       A            8/6/1992            4.77%      5.87%      5.35%      6.25%
-------------------------------------------------------------------------------
       B            9/7/1993            3.80%      5.00%      4.50%      5.39%
-------------------------------------------------------------------------------

----------------------
Average annual
----------------------

Comparative Benchmarks
-------------------------------------------------------------------------------
Average "other state"
municipal debt fund+                    4.24%      4.98%      4.48%      5.46%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index#                             5.86%      6.49%      6.00%      6.81%
-------------------------------------------------------------------------------

----------------------
Average annual
with sales charge
----------------------

-------------------------------------------------------------------------------
       A                               -0.21%      4.17%      4.33%      5.74%
-------------------------------------------------------------------------------
       B                               -0.19%      4.08%      4.16%      5.39%
-------------------------------------------------------------------------------

----------------------
Cumulative without
sales charge
----------------------

-------------------------------------------------------------------------------
       A                                4.77%     18.66%     29.79%     83.43%
-------------------------------------------------------------------------------
       B                                3.80%     15.76%     24.63%     69.04%
-------------------------------------------------------------------------------

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04      MFS(R) NEW YORK MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended 3/31/04)

                             MFS New York       Lehman
                            Municipal Bond     Brothers
                              Fund --         Municipal
                              Class A         Bond Index

                3/94          $ 9,525          $10,000
                3/96           10,804           11,644
                3/98           12,621           13,593
                3/00           13,129           14,425
                3/02           15,001           16,610
                3/04           17,317           19,322

TOTAL RETURNS

----------------------
Average annual
without sales charge
----------------------

  Share class    Inception date      1-yr        3-yr       5-yr       10-yr
-------------------------------------------------------------------------------
       A            6/6/1988            4.90%      6.00%      5.47%      6.16%
-------------------------------------------------------------------------------
       B            9/7/1993            4.12%      5.12%      4.61%      5.32%
-------------------------------------------------------------------------------
       C           12/11/2000           4.12%      5.18%      4.65%      5.33%
-------------------------------------------------------------------------------

----------------------
Average annual
----------------------

Comparative Benchmarks
-------------------------------------------------------------------------------
Average New York municipal
debt fund+                              5.45%      5.52%      4.89%      5.89%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index#                             5.86%      6.49%      6.00%      6.81%
-------------------------------------------------------------------------------

----------------------
Average annual
with sales charge
----------------------

-------------------------------------------------------------------------------
       A                               -0.08%      4.29%      4.45%      5.64%
-------------------------------------------------------------------------------
       B                                0.12%      4.21%      4.28%      5.32%
-------------------------------------------------------------------------------
       C                                3.12%      5.18%      4.65%      5.33%
-------------------------------------------------------------------------------

----------------------
Cumulative without
sales charge
----------------------

-------------------------------------------------------------------------------
       A                                4.90%     19.09%     30.50%     81.81%
-------------------------------------------------------------------------------
       B                                4.12%     16.16%     25.29%     67.86%
-------------------------------------------------------------------------------
       C                                4.12%     16.36%     25.51%     68.16%
-------------------------------------------------------------------------------

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

Performance for share classes offered after class B shares includes the performance of the fund's class B shares for periods prior to their offering.

Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class-specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04   MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended 3/31/04)

                          MFS North Carolina       Lehman
                            Municipal Bond        Brothers
                              Fund --            Municipal
                              Class A            Bond Index

                3/94          $ 9,525             $10,000
                3/96           10,745              11,644
                3/98           12,461              13,593
                3/00           12,836              14,425
                3/02           14,581              16,610
                3/04           16,798              19,322

TOTAL RETURNS

----------------------
Average annual
without sales charge
----------------------

  Share class    Inception date      1-yr        3-yr       5-yr       10-yr
-------------------------------------------------------------------------------
       A           10/31/1984          5.01%       5.90%      5.17%      5.84%
-------------------------------------------------------------------------------
       B            9/7/1993           4.33%       5.19%      4.49%      5.14%
-------------------------------------------------------------------------------
       C            1/3/1994           4.33%       5.19%      4.49%      5.16%
-------------------------------------------------------------------------------

----------------------
Average annual
----------------------

Comparative Benchmarks
-------------------------------------------------------------------------------
Average North Carolina
municipal debt fund+                   4.77%       5.50%      4.77%      5.66%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index#                            5.86%       6.49%      6.00%      6.81%
-------------------------------------------------------------------------------

----------------------
Average annual
with sales charge
----------------------

-------------------------------------------------------------------------------
       A                               0.02%       4.19%      4.15%      5.32%
-------------------------------------------------------------------------------
       B                               0.33%       4.27%      4.16%      5.14%
-------------------------------------------------------------------------------
       C                               3.33%       5.19%      4.49%      5.16%
-------------------------------------------------------------------------------

----------------------
Cumulative without
sales charge
----------------------

-------------------------------------------------------------------------------
       A                               5.01%      18.75%     28.68%     76.35%
-------------------------------------------------------------------------------
       B                               4.33%      16.38%     24.59%     65.01%
-------------------------------------------------------------------------------
       C                               4.33%      16.38%     24.59%     65.33%
-------------------------------------------------------------------------------

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04     MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended 3/31/04)

                           MFS Pennsylvania        Lehman
                            Municipal Bond        Brothers
                              Fund --            Municipal
                              Class A            Bond Index

                3/94          $ 9,525             $10,000
                3/96           11,006              11,644
                3/98           12,862              13,593
                3/00           13,553              14,425
                3/02           15,602              16,610
                3/04           18,059              19,322

TOTAL RETURNS

----------------------
Average annual
without sales charge
----------------------

  Share class    Inception date      1-yr        3-yr       5-yr       10-yr
-------------------------------------------------------------------------------
       A            2/1/1993           5.12%       6.33%      5.81%      6.61%
-------------------------------------------------------------------------------
       B            9/7/1993           4.38%       5.45%      4.97%      5.76%
-------------------------------------------------------------------------------

----------------------
Average annual
----------------------

Comparative Benchmarks
-------------------------------------------------------------------------------
Average Pennsylvania municipal
debt fund+                             5.24%       5.69%      4.71%      5.78%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index#                            5.86%       6.49%      6.00%      6.81%
-------------------------------------------------------------------------------

----------------------
Average annual
with sales charge
----------------------

-------------------------------------------------------------------------------
       A                               0.12%       4.61%      4.79%      6.09%
-------------------------------------------------------------------------------
       B                               0.38%       4.54%      4.63%      5.76%
-------------------------------------------------------------------------------

----------------------
Cumulative without
sales charge
----------------------

-------------------------------------------------------------------------------
       A                               5.12%      20.20%     32.65%     89.60%
-------------------------------------------------------------------------------
       B                               4.38%      17.25%     27.42%     75.03%
-------------------------------------------------------------------------------

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04   MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended 3/31/04)

                          MFS South Carolina       Lehman
                            Municipal Bond        Brothers
                              Fund --            Municipal
                              Class A            Bond Index

                3/94          $ 9,525             $10,000
                3/96           10,816              11,644
                3/98           12,498              13,593
                3/00           12,743              14,425
                3/02           14,568              16,610
                3/04           16,799              19,322

TOTAL RETURNS

----------------------
Average annual
without sales charge
----------------------

  Share class    Inception date      1-yr        3-yr       5-yr       10-yr
-------------------------------------------------------------------------------
       A           10/31/1984          5.30%       6.14%      5.20%      5.84%
-------------------------------------------------------------------------------
       B            9/7/1993           4.62%       5.45%      4.52%      5.14%
-------------------------------------------------------------------------------

----------------------
Average annual
----------------------

Comparative Benchmarks

-------------------------------------------------------------------------------
Average South Carolina
municipal debt fund+                   5.36%       5.57%      4.79%      5.77%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index#                            5.86%       6.49%      6.00%      6.81%
-------------------------------------------------------------------------------

----------------------
Average annual
with sales charge
----------------------

-------------------------------------------------------------------------------
       A                               0.30%       4.43%      4.18%      5.32%
-------------------------------------------------------------------------------
       B                               0.62%       4.55%      4.18%      5.14%
-------------------------------------------------------------------------------

----------------------
Cumulative without
sales charge
----------------------

-------------------------------------------------------------------------------
       A                               5.30%      19.56%     28.84%     76.37%
-------------------------------------------------------------------------------
       B                               4.62%      17.27%     24.74%     65.00%
-------------------------------------------------------------------------------

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04        MFS(R) TENNESSEE MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended 3/31/04)

                             MFS Tennessee          Lehman
                            Municipal Bond         Brothers
                              Fund --             Municipal
                              Class A             Bond Index

                3/94          $ 9,525              $10,000
                3/96           10,754               11,644
                3/98           12,484               13,593
                3/00           12,855               14,425
                3/02           14,598               16,610
                3/04           16,727               19,322

TOTAL RETURNS

----------------------
Average annual
without sales charge
----------------------

  Share class    Inception date      1-yr        3-yr       5-yr       10-yr
-------------------------------------------------------------------------------
       A            8/12/1988          4.80%       5.80%      5.04%      5.79%
-------------------------------------------------------------------------------
       B            9/7/1993           4.12%       5.12%      4.36%      5.08%
-------------------------------------------------------------------------------

----------------------
Average annual
----------------------

Comparative Benchmarks
-------------------------------------------------------------------------------
Average Tennessee municipal
debt fund+                             4.75%       5.57%      4.85%      5.75%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index#                            5.86%       6.49%      6.00%      6.81%
-------------------------------------------------------------------------------

----------------------
Average annual
with sales charge
----------------------

-------------------------------------------------------------------------------
       A                              -0.18%       4.10%      4.02%      5.28%
-------------------------------------------------------------------------------
       B                               0.12%       4.21%      4.02%      5.08%
-------------------------------------------------------------------------------

----------------------
Cumulative without
sales charge
----------------------

-------------------------------------------------------------------------------
       A
                                       4.80%      18.43%     27.85%     75.61%
-------------------------------------------------------------------------------
       B
                                       4.12%      16.16%     23.78%     64.16%
-------------------------------------------------------------------------------

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04         MFS(R) VIRGINIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended 3/31/04)

                             MFS Virginia          Lehman
                            Municipal Bond        Brothers
                              Fund --            Municipal
                              Class A            Bond Index

                3/94          $ 9,525             $10,000
                3/96           10,721              11,644
                3/98           12,296              13,593
                3/00           12,736              14,425
                3/02           14,352              16,610
                3/04           16,551              19,322

TOTAL RETURNS

----------------------
Average annual
without sales charge
----------------------

  Share class    Inception date      1-yr        3-yr       5-yr       10-yr
-------------------------------------------------------------------------------
       A           10/31/1984          5.70%       5.86%      5.15%      5.68%
-------------------------------------------------------------------------------
       B            9/7/1993           5.02%       5.18%      4.46%      4.98%
-------------------------------------------------------------------------------
       C            1/3/1994           4.93%       5.14%      4.45%      5.00%
-------------------------------------------------------------------------------

----------------------
Average annual
----------------------

Comparative Benchmarks
-------------------------------------------------------------------------------
Average Virginia municipal
debt fund+                             5.08%       5.39%      4.76%      5.76%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index#                            5.86%       6.49%      6.00%      6.81%
-------------------------------------------------------------------------------

----------------------
Average annual
with sales charge
----------------------

-------------------------------------------------------------------------------
       A                               0.68%       4.15%      4.13%      5.17%
-------------------------------------------------------------------------------
       B                               1.02%       4.26%      4.12%      4.98%
-------------------------------------------------------------------------------
       C                               3.93%       5.14%      4.45%      5.00%
-------------------------------------------------------------------------------

----------------------
Cumulative without
sales charge
----------------------

-------------------------------------------------------------------------------
       A                               5.70%      18.62%     28.54%     73.76%
-------------------------------------------------------------------------------
       B                               5.02%      16.35%     24.36%     62.59%
-------------------------------------------------------------------------------
       C                               4.93%      16.24%     24.34%     62.85%
-------------------------------------------------------------------------------

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04    MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended 3/31/04)

                           MFS West Virginia          Lehman
                            Municipal Bond           Brothers
                              Fund --               Municipal
                              Class A               Bond Index

                3/94          $ 9,525                $10,000
                3/96           10,768                 11,644
                3/98           12,395                 13,593
                3/00           12,737                 14,425
                3/02           14,547                 16,610
                3/04           16,630                 19,322

TOTAL RETURNS

----------------------
Average annual
without sales charge
----------------------

  Share class    Inception date      1-yr        3-yr       5-yr       10-yr
-------------------------------------------------------------------------------
       A           10/31/1984          4.84%       5.87%      5.08%      5.73%
-------------------------------------------------------------------------------
       B            9/7/1993           4.25%       5.21%      4.42%      5.03%
-------------------------------------------------------------------------------

----------------------
Average annual
----------------------

Comparative Benchmarks
-------------------------------------------------------------------------------
Average "other state" municipal
debt fund+                             4.24%       4.98%      4.48%      5.46%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index#                            5.86%       6.49%      6.00%      6.81%
-------------------------------------------------------------------------------

----------------------
Average annual
with sales charge
----------------------

       A                              -0.14%       4.16%      4.06%      5.22%
-------------------------------------------------------------------------------
       B                               0.25%       4.30%      4.08%      5.03%
-------------------------------------------------------------------------------

----------------------
Cumulative without
sales charge
----------------------

-------------------------------------------------------------------------------
       A                               4.84%      18.65%     28.11%     74.59%
-------------------------------------------------------------------------------
       B                               4.25%      16.47%     24.12%     63.32%
-------------------------------------------------------------------------------

+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

-------------------------------------------------------------------------------
NOTES TO PERFORMANCE SUMMARY AND RISK CONSIDERATIONS
-------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share performance, including sales charge, reflects the deduction of the maximum 4.75% sales charge. Class B share performance, including sales charge, reflects the deduction of the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

For those funds that offer Class C shares, Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC.

Performance results reflect any applicable subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund's performance would be less favorable. Please see the prospectus and financial statements for complete details.

RISK CONSIDERATIONS

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

If you are not a resident of the state to which a particular fund is targeted, the state tax exemption will not apply.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

By concentrating in one state, the funds are more susceptible to adverse economic, political or regulatory developments affecting that state than are funds that invest more broadly.

Because the funds invest in a limited number of companies a change in one security's value may have a more significant effect on fund values.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 3/31/04                             MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.7%
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PRINCIPAL
                                                                                                             AMOUNT
                             ISSUER                                                                   (000 Omitted)      $ VALUE
---------------------------------------------------------------------------------------------------------------------------------
General Obligations -
General Purpose - 12.1%      Commonwealth of Puerto Rico, Public Improvement, 5.25%, 2023                    $1,000   $1,068,120
---------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Puerto Rico, ROLS, FGIC, 9.996%, 2016+(+)                        3,110    4,189,108
---------------------------------------------------------------------------------------------------------------------------------
                             Hinds County, MS, MBIA, 6.25%, 2010 - 2011                                       2,945    3,493,131
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Jackson,
                             Mississippi) FSA, 5.25%, 2018 - 2020                                             2,480    2,791,306
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $11,541,665
---------------------------------------------------------------------------------------------------------------------------------
General Obligations -
Improvement - 7.5%           Puerto Rico Municipal Finance Agency, RITES, FSA, 9.6169%, 2017+(+)               $750     $955,170
---------------------------------------------------------------------------------------------------------------------------------
                             State of Mississippi, "B", 6.75%, 2014(++)                                       1,800    1,868,040
---------------------------------------------------------------------------------------------------------------------------------
                             State of Mississippi, Capital Improvement, 5.5%, 2015(++)                          750      874,688
---------------------------------------------------------------------------------------------------------------------------------
                             State of Mississippi, Capital Improvement, 5.25%, 2017(++)                       2,000    2,302,600
---------------------------------------------------------------------------------------------------------------------------------
                             State of Mississippi, Capital Improvements, "I", 6%, 2018(++)                    1,000    1,186,700
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $7,187,198
---------------------------------------------------------------------------------------------------------------------------------
General Obligations -
Schools - 7.9%               Biloxi, MS, Public School District, MBIA, 5%, 2021                              $1,000   $1,044,920
---------------------------------------------------------------------------------------------------------------------------------
                             Hinds County, MS, Michigan School District, FSA, 5%, 2018                        1,200    1,277,736
---------------------------------------------------------------------------------------------------------------------------------
                             Jackson, MS, Public School District, "B", AMBAC, 5.75%, 2017                     1,000    1,157,250
---------------------------------------------------------------------------------------------------------------------------------
                             Jackson, MS, Public School District, "B", AMBAC, 0%, 2022 - 2023                 3,000    1,121,180
---------------------------------------------------------------------------------------------------------------------------------
                             Madison County, MS, School District, "A", MBIA, 5.875%, 2016                     1,500    1,729,605
---------------------------------------------------------------------------------------------------------------------------------
                             Madison County, MS, School District, FSA, 5%, 2016                               1,105    1,199,743
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $7,530,434
---------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue -         Alcorn County, MS, Corinth Hospital Rev. (Magnolia Regional Health
Hospitals - 17.0%            Center), AMBAC, 5.75%, 2013                                                     $1,000   $1,078,480
---------------------------------------------------------------------------------------------------------------------------------
                             Corinth & Alcorn County, MS, Hospital Rev. (Magnolia Regional Health
                             Center), 5.5%, 2021                                                                400      402,036
---------------------------------------------------------------------------------------------------------------------------------
                             Gulfport, MS, Healthcare Authority Rev. (Memorial Hospital at
                             Gulfport),
                             5.75%, 2031                                                                      1,000    1,032,670
---------------------------------------------------------------------------------------------------------------------------------
                             Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital) MBIA,
                             6.125%, 2015                                                                     2,250    2,319,773
---------------------------------------------------------------------------------------------------------------------------------
                             Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital) MBIA,
                             6.2%, 2018                                                                       1,000    1,031,180
---------------------------------------------------------------------------------------------------------------------------------
                             Hinds County, MS, Rev. (Methodist Hospital & Rehabilitation), AMBAC,
                             5.6%, 2012                                                                       2,335    2,623,046
---------------------------------------------------------------------------------------------------------------------------------
                             Jones County, MS, Hospital Rev. (South Central Regional Medical
                             Center), 5.5%, 2017                                                              1,000    1,007,150
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Adams County
                             Hospital) FSA, 5.75%, 2016                                                       1,000    1,087,780
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist
                             Medical Center) MBIA, 6.5%, 2010                                                 1,190    1,274,859
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist
                             Medical Center) MBIA, 6%, 2013                                                     750      799,507
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest
                             County General Hospital) FSA, 5.625%, 2020                                       1,000    1,103,370
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Hospital Equipment & Facilities Authority Rev., Refunding
                             & Improvement, 5.5%, 2019                                                         $250     $255,943
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Hospital Equipment & Facilities Authority Rev., Refunding
                             & Improvement, 5.75%, 2023                                                         250      254,513
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Hospital Equipment & Facilities Authority Rev. (Rush
                             Medical Foundation) CONNIE LEE, 6.7%, 2018                                       2,000    2,007,920
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $16,278,227
---------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Jones County, MS, Solid Waste Disposal Rev. (International Paper
Paper - 3.2%                 Co.), "A", 5.8%, 2021                                                             $500     $517,255
---------------------------------------------------------------------------------------------------------------------------------
                             Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev.
                             (Weyerhauser Co.), 6.8%, 2022                                                    1,250    1,480,362
---------------------------------------------------------------------------------------------------------------------------------
                             Warren County, MS, Solid Waste Disposal (International Paper Co.), "A",
                             6.6%, 2019                                                                       1,000    1,045,350
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,042,967
---------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue -
Entertainment &
Tourism - 1.3%               Mississippi Development Bank (Diamond Lakes Utilities), 6.25%, 2017             $1,250   $1,280,212
---------------------------------------------------------------------------------------------------------------------------------

Multi-Family Housing         Gulfport, MS, Community Development Urban Renewal Rev. (Oakview
Revenue - 2.0%               Apartments) FNMA, 7.4%, 2025                                                    $1,755   $1,780,395
---------------------------------------------------------------------------------------------------------------------------------
                             Ridgeland, MS, Urban Renewal (Northbrook I & II Apartments), 6.15%, 2019*          300      144,948
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,925,343
---------------------------------------------------------------------------------------------------------------------------------
Single Family Housing -
State - 7.0%                 Mississippi Home Corp. Rev., Single Family Rev., "A", GNMA, 6.3%, 2031            $285     $303,907
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Home Corp. Rev., Single Family Rev., "A-2", GNMA, 5.3%, 2023         1,000    1,008,280
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Home Corp. Rev., Single Family Rev., "A-2", GNMA, 6.95%, 2031          755      807,216
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Home Corp. Rev., Single Family Rev., "A-2", GNMA, 6.5%, 2032           495      553,672
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Home Corp. Rev., Single Family Rev., "B", GNMA, 6.625%, 2027           635      653,942
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Home Corp. Rev., Single Family Rev., "B-2", GNMA, 6.375%, 2032         725      779,774
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Home Corp. Rev., Single Family Rev., "B-2", GNMA, 6.45%, 2033          855      894,065
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Home Corp. Rev., Single Family Rev., "F", GNMA, 7.55%, 2027            369      385,808
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Home Corp. Rev., Single Family Rev., GNMA, 6.5%, 2024                1,250    1,275,125
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $6,661,789
---------------------------------------------------------------------------------------------------------------------------------
State & Local
Appropriation - 13.0%        Hinds Community College, MS, Conference & Training Center, 6.5%, 2014(++)       $1,320   $1,349,291
---------------------------------------------------------------------------------------------------------------------------------
                             Lamar County, MS, (Jail Project) MBIA, 5.1%, 2021                                  430      454,170
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Correctional
                             Facilities), "A", 5.125%, 2025                                                   1,000    1,049,740
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Horn Lake
                             Recreation Facilities) AMBAC, 4.875%, 2018                                         495      518,577
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Mississippi, Ltd.
                             Tax Hospital Rev.), 5.1%, 2020                                                   1,000    1,052,910
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Natchez Mississippi
                             Convention Center) AMBAC, 6%, 2021                                                 750      879,293
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Public Improvement
                             Board), 5%, 2023                                                                   750      737,940
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Southaven, MS,
                             Recreation Facilities), 6.2%, 2020                                                 400      453,176
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Southhaven, MS,
                             Recreation Facilities), 5.875%, 2014                                               375      416,846
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Tupelo
                             Fairgrounds), "A", AMBAC, 5%, 2017                                                 785      833,395
---------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041%, 2013+(+)                  500      660,660
---------------------------------------------------------------------------------------------------------------------------------
                             State of Mississippi, Certificates of Participation (Rehabilitation
                             Services), 6.1%, 2014                                                            1,990    2,012,706
---------------------------------------------------------------------------------------------------------------------------------
                             Walnut Grove, MS, Corretional Authority, AMBAC, 6%, 2019                         1,750    2,064,807
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $12,483,511
---------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.6%               Childrens Trust Fund, Settlement Rev., PR, 5.375%, 2033                           $245     $241,631
---------------------------------------------------------------------------------------------------------------------------------
                             Guam Economic Development Authority, Tobacco Settlement, 5.5%, 2041                350      338,783
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $580,414
---------------------------------------------------------------------------------------------------------------------------------
Transportation - Special     Mississippi Development Bank Special Obligations, Madison County
Tax - 1.3%                   (Road & Bridge) AMBAC, 5.1%, 2019                                               $1,175   $1,263,336
---------------------------------------------------------------------------------------------------------------------------------
Universities - Colleges -    Jackson State University, Educational Building Corp., Student
9.1%                         Recreation Center, AMBAC, 5.125%, 2027                                            $750     $779,955
---------------------------------------------------------------------------------------------------------------------------------
                             Medical Center, Educational Building Corp. Rev. (University of
                             Mississippi Medical Center), "B", AMBAC, 5.5%, 2023                              1,000    1,131,060
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi State University Educational Building Corp. Rev.
                             (Athletic Facilities), "A", 6.2%, 2016(++)                                       1,000    1,119,810
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi State University Educational Building Corp. Rev. (Power
                             General Facilities) FGIC, 5%, 2027                                               2,100    2,181,417
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi State University Educational Building Corp. Rev., AMBAC,
                             5.5%, 2016                                                                       1,000    1,133,120
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi State University Educational Building Corp. Rev., AMBAC,
                             5%, 2021                                                                           250      261,685
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Valley State University, Educational Building Corp.,
                             MBIA, 5.5%, 2021                                                                   890      989,110
---------------------------------------------------------------------------------------------------------------------------------
                             University of Mississippi, Educational Building Corp. (Performing
                             Arts Center) AMBAC, 5.25%, 2018                                                  1,000    1,072,460
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $8,668,617
---------------------------------------------------------------------------------------------------------------------------------
Utilities - Investor         Warren County, MS, Pollution Control Rev. (Mississippi Power & Light
Owned - 2.4%                 Co), 7%, 2022                                                                   $1,000   $1,025,000
---------------------------------------------------------------------------------------------------------------------------------
                             Washington County, MS, Pollution Control Rev. (Mississippi Power &
                             Light Co.), 7%, 2022                                                             1,230    1,260,750
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,285,750
---------------------------------------------------------------------------------------------------------------------------------
Utilities - Municipal
Owned - 2.5%                 Guam Power Authority Rev., RITES, AMBAC, 9.0426%, 2013+(+)                      $1,000   $1,239,580
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Okolona Electric
                             System), 5.2%, 2016                                                              1,010    1,099,435
---------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Electric Power Authority, Power Rev., FSA, 5.25%, 2015                  80       88,746
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,427,761
---------------------------------------------------------------------------------------------------------------------------------
Water & Sewer Utility
Revenue - 8.8%               Jackson, MS, Water & Sewer Systems Rev., FGIC, 5.25%, 2017                        $420     $453,440
---------------------------------------------------------------------------------------------------------------------------------
                             Meridian, MS, Water & Sewer Rev., "A", AMBAC, 6.2%, 2012 - 2013(++)              1,050    1,084,188
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Combined Water
                             Sewer & Solid Waste Management) FSA, 5.25%, 2021                                 1,270    1,384,465
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Combined Water
                             Sewer & Solid Waste Management) FSA, 5.05%, 2027                                $1,610   $1,694,702
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Gulfport Water &
                             Sewer Project), "A", FGIC, 5.25%, 2027                                           2,000    2,112,360
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Gulfport, MS,
                             Combined Water & Sewer Project) FSA, 5.625%, 2024                                  500      555,630
---------------------------------------------------------------------------------------------------------------------------------
                             Mississippi Development Bank Special Obligations (Wastewater & Solid
                             Waste Management), "A", FSA, 5.375%, 2017                                        1,000    1,108,690
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $8,393,475
---------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $85,428,091)                                                                 $91,550,699
---------------------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 2.3%
---------------------------------------------------------------------------------------------------------------------------------
                             Jackson County, MS, Pollution Control Rev. (Chevron U.S.A., Inc.),
                             due 4/01/04, at Identified Cost                                                 $2,200   $2,200,000
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $87,628,091)                                                                     $93,750,699
---------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 2.0%                                                                                  1,933,275
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                                  $95,683,974
---------------------------------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 3/31/04                               MFS(R) NEW YORK MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.5%
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
                                                                                                            AMOUNT
                             ISSUER                                                                  (000 Omitted)      $ VALUE
---------------------------------------------------------------------------------------------------------------------------------
Airport & Port
Revenue - 2.2%               Port Authority NY & NJ, (131st Street Service), 5%, 2020                       $1,500    $1,563,420
---------------------------------------------------------------------------------------------------------------------------------
                             Port Authority NY & NJ, MBIA, 5.5%, 2018                                        1,500     1,636,560
---------------------------------------------------------------------------------------------------------------------------------
                             Port Authority NY & NJ, Special Obligation Rev. (JFK International),
                             MBIA, 6.25%, 2015                                                               1,000     1,168,960
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,368,940
---------------------------------------------------------------------------------------------------------------------------------
General Obligations -
General Purpose - 9.5%       Commonwealth of Puerto Rico, ROLs, XLCA, 9.806%, 2017+(+)                      $1,350    $1,799,037
---------------------------------------------------------------------------------------------------------------------------------
                             New York, NY, 7.2%, 2004(++)                                                    1,000     1,032,420
---------------------------------------------------------------------------------------------------------------------------------
                             New York, NY, 7.3%, 2004(++)                                                    5,880     6,072,746
---------------------------------------------------------------------------------------------------------------------------------
                             New York, NY, 7.375%, 2004(++)                                                  1,600     1,652,880
---------------------------------------------------------------------------------------------------------------------------------
                             New York, NY, 5.5%, 2015                                                        1,000     1,109,270
---------------------------------------------------------------------------------------------------------------------------------
                             New York, NY, 5.375%, 2017                                                      1,250     1,345,275
---------------------------------------------------------------------------------------------------------------------------------
                             New York, NY, 6%, 2019                                                          1,000     1,122,130
---------------------------------------------------------------------------------------------------------------------------------
                             New York, NY, FGIC, 5.5%, 2026                                                  2,100     2,256,681
---------------------------------------------------------------------------------------------------------------------------------
                             State of New York, 5.7%, 2005(++)                                               1,000     1,054,260
---------------------------------------------------------------------------------------------------------------------------------
                             State of New York, AMBAC, 6%, 2004(++)                                          1,000     1,029,830
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $18,474,529
---------------------------------------------------------------------------------------------------------------------------------
General Obligations -
Improvement - 0.1%           Erie County, NY, Public Improvement, FGIC, 5%, 2019                              $140      $149,555
---------------------------------------------------------------------------------------------------------------------------------

General Obligations -
Schools - 5.9%               Arlington, NY, Central School District, FSA, 5%, 2021                          $1,000    $1,065,460
---------------------------------------------------------------------------------------------------------------------------------
                             Genesee Valley, NY, Central School District (Angelica Belmont),
                             FGIC, 5.25%, 2028                                                               1,720     1,839,265
---------------------------------------------------------------------------------------------------------------------------------
                             North Babylon, NY, Union Free School District, FGIC, 5.5%, 2018                 2,415     2,715,595
---------------------------------------------------------------------------------------------------------------------------------
                             Port Byron, NY, Central School District, AMBAC,
                             7.4%, 2012 - 2015                                                               2,000     2,659,490
---------------------------------------------------------------------------------------------------------------------------------
                             Red Hook, NY, Central School District, FSA, 5.125%, 2018                          685       751,041
---------------------------------------------------------------------------------------------------------------------------------
                             Rome, NY, City School District, FSA, 5.5%, 2019                                 1,000     1,118,490
---------------------------------------------------------------------------------------------------------------------------------
                             Washingtonville, NY, Central School Central District, FGIC, 7.35%,
                             2008 - 2009                                                                     1,100     1,341,442
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $11,490,783
---------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue -         Albany, NY, Industrial Development Agency, Civic Facility Rev.,
Hospitals - 6.9%             8.25%, 2004                                                                      $320      $320,810
---------------------------------------------------------------------------------------------------------------------------------
                             Chautauqua County, NY, Civic Facilities Rev. (Women's Christian
                             Assn.), 6.35%, 2017                                                               180       181,372
---------------------------------------------------------------------------------------------------------------------------------
                             Chautauqua County, NY, Civic Facilities Rev. (Women's Christian
                             Assn.), 6.4%, 2029                                                                490       472,007
---------------------------------------------------------------------------------------------------------------------------------
                             Chemung County, NY, Industrial Development Agency, Civic Facility
                             Rev. (Arnot Ogden Medical Center), 5%, 2029                                     1,750     1,738,420
---------------------------------------------------------------------------------------------------------------------------------
                             Fulton County, NY, Industrial Development Agency, Civic Facility
                             Rev. (Nathan Littauer Hospital), 5.75%, 2009                                      750       752,340
---------------------------------------------------------------------------------------------------------------------------------
                             Nassua County, NY, Health Systems Rev. (Nassua County), FSA, 6%, 2014           1,000     1,171,530
---------------------------------------------------------------------------------------------------------------------------------
                             Nassau County, NY, Industrial Development Agency, Civic Facility
                             Rev. (North Shore Health Systems), 5.625%, 2010                                   500       554,435
---------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, Industrial Development Agency, Civic Facilities
                             Rev. (Staten Island University Hospital), 6.375%, 2031                           $500      $503,305
---------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, Health & Hospital Corp. Rev., 5.25%, 2017                      760       793,113
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority Rev. (Montefiore Medical Center),
                             AMBAC, 5.25%, 2019                                                                950     1,027,606
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority Rev. (North Shore Long Island Jewish
                             Group), 5.5%, 2033                                                                250       258,578
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority Rev. (St. Vincent's Hospital), FHA,
                             7.375%, 2011                                                                    1,205     1,217,894
---------------------------------------------------------------------------------------------------------------------------------
                             New York Medical Care Facilities Finance Agency Rev., Mental Health
                             Services (Huntington Hospital Mortgage), 6.5%, 2004(++)                         1,250     1,313,975
---------------------------------------------------------------------------------------------------------------------------------
                             New York Medical Facilities Finance Agency Rev. (Montefiore Medical
                             Center), AMBAC, 6.5%, 2005(++)                                                  1,550     1,654,052
---------------------------------------------------------------------------------------------------------------------------------
                             Suffolk County, NY, Industrial Development Agency Rev. (Huntington
                             Hospital), 5.875%, 2032                                                         1,000     1,026,940
---------------------------------------------------------------------------------------------------------------------------------
                             Yonkers, NY, Industrial Development Agency, Civic Facilities Rev.
                             (St. John's Riverside Hospital), 7.125%, 2031                                     500       512,285
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $13,498,662
---------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue - Long    Westchester County, NY, Industrial Development Rev., Continuing Care
Term Care - 0.2%             Retirement (Kendal On Hudson), 6.5%, 2034                                        $300      $303,801
---------------------------------------------------------------------------------------------------------------------------------
Human Services - 0.7%        Nassau County, NY, Industrial Development Agency, Civic Facility
                             Rev. (Special Needs Facility), 6.5%, 2017                                        $205      $213,395
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority (Jewish Board of Families & Children),
                             AMBAC, 5%, 2023                                                                   695       730,855
---------------------------------------------------------------------------------------------------------------------------------
                             New York, NY, Industrial Development Agency (PSCH, Inc.), 6.375%,
                             2033                                                                              500       509,350
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,453,600
---------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -
Environmental Services -     New York Environmental Facilities Corp., Solid Waste Disposal Rev.
0.5%                         (Waste Management), 4%, 2012                                                     $950      $951,644
---------------------------------------------------------------------------------------------------------------------------------

Industrial Revenue -         Onondaga County, NY, Industrial Development Agency Sewer Facilities
Other - 0.6%                 Rev. (Bristol-Meyers Squibb Co.), 5.75%, 2024                                  $1,000    $1,126,670
---------------------------------------------------------------------------------------------------------------------------------

Industrial Revenue -         Essex County, NY, Industrial Development Agency, Pollution Control
Paper - 1.3%                 Rev. (International Paper Corp.), 5.55%, 2014                                    $750      $834,038
---------------------------------------------------------------------------------------------------------------------------------
                             Essex County, NY, Industrial Development Agency, Pollution Control
                             Rev. (International Paper Corp.), 6.15%, 2021                                   1,000     1,050,240
---------------------------------------------------------------------------------------------------------------------------------
                             Essex County, NY, Industrial Development Agency, Pollution Control
                             Rev. (International Paper Corp.), 6.45%, 2023                                     700       752,283
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,636,561
---------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue -
Other - 0.8%                 Battery Park City, NY, Miscellaneous Authority Rev., 5%, 2023                  $1,500    $1,585,800
---------------------------------------------------------------------------------------------------------------------------------

Multi-Family Housing         New York City, NY, Housing Development Corp., Multi-Family Housing
Revenue - 1.3%               Rev., 5.6%, 2019                                                                 $400      $418,988
---------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, Housing Development Corp., Multi-Family Housing
                             Rev., 5.5%, 2034                                                                2,000     2,058,980
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,477,968
---------------------------------------------------------------------------------------------------------------------------------
Sales & Excise Tax
Revenue - 0.3%               Schenectady NY, Metroplex Development Authority Rev., MBIA, 5.375%, 2021         $475      $522,310
---------------------------------------------------------------------------------------------------------------------------------

Single Family Housing -
State - 3.1%                 New York Mortgage Agency Rev., 4.6%, 2015                                      $2,865    $2,928,718
---------------------------------------------------------------------------------------------------------------------------------
                             New York Mortgage Agency Rev., 5.85%, 2018                                      1,445     1,515,227
---------------------------------------------------------------------------------------------------------------------------------
                             New York Mortgage Agency Rev., 5.8%, 2020                                       1,555     1,628,505
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $6,072,450
---------------------------------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.5%   Niagara County, NY, Solid Waste Disposal Rev., 5.625%, 2024                      $850      $901,128
---------------------------------------------------------------------------------------------------------------------------------
                             Oneida Herkimer, NY, Solid Waste Management Systems Rev., 6.75%, 2014              60        60,766
---------------------------------------------------------------------------------------------------------------------------------
                             Rockland County, NY, Solid Waste Management Systems Rev., 4.8%, 2005               20        21,120
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $983,014
---------------------------------------------------------------------------------------------------------------------------------
State & Local
Appropriation - 19.2%        New York Dormitory Authority (City University), 5.625%, 2016                   $2,450    $2,839,428
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority (City University), AMBAC, 5.75%, 2018                800       951,728
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority (City University), FSA, 5.75%, 2013                3,000     3,556,260
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority (Judicial Institute at Pace), AMBAC,
                             5.5%, 2020                                                                      2,500     2,805,400
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority (Master Boces Program), FSA, 5.25%, 2019           1,000     1,088,370
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority (Pace University), MBIA, 6%, 2019                  1,700     2,002,243
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority (Personal Income Tax Education),
                             5.375%, 2022                                                                    1,000     1,078,620
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority (School Program), 6.25%, 2020                      1,690     2,007,974
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority (State University), 5.375%, 2010(++)               1,500     1,744,710
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority (State University), 5.875%, 2017                   1,130     1,337,988
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority (Upstate Community Colleges), FSA, 6%, 2018        1,010     1,192,103
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority, FGIC, 5%, 2024                                    1,935     2,025,810
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority, Mental Health Services Facilites
                             Improvement, FSA, 5.25%, 2010(++)                                                 895     1,026,413
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority, Mental Health Services Facilites
                             Improvement, FSA, 5.25%, 2030                                                     105       109,531
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority, Mental Health Services Facilites
                             Improvement, MBIA, 5.25%, 2011(++)                                                785       902,530
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority, Mental Health Services Facilites
                             Improvement, MBIA, 5.25%, 2031                                                  1,215     1,273,855
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority, Mental Health Services Facilities
                             Improvement, MBIA, 5.75%, 2020                                                      5         5,549
---------------------------------------------------------------------------------------------------------------------------------
                             New York Medical Care Facilities Finance Agency, 6.375%, 2004(++)                  15        15,594
---------------------------------------------------------------------------------------------------------------------------------
                             New York Medical Care Facilities Finance Agency, MBIA, 6%, 2025                    20        21,257
---------------------------------------------------------------------------------------------------------------------------------
                             New York Municipal Bond Bank Special Program, AMBAC, 5.25%, 2015                  715       788,931
---------------------------------------------------------------------------------------------------------------------------------
                             New York Municipal Bond Bank Special School Purpose Rev., 5.25%, 2022           1,000     1,051,390
---------------------------------------------------------------------------------------------------------------------------------
                             New York State Housing Finance Agency, Income Tax Rev., 5%, 2022 - 2023         2,000     2,080,990
---------------------------------------------------------------------------------------------------------------------------------
                             New York Urban Development Corp. (Correctional Facilities) AMBAC,
                             0%, 2009                                                                        5,000     4,392,900
---------------------------------------------------------------------------------------------------------------------------------
                             New York Urban Development Corp. (State Facilities), AMBAC, 5.6%, 2015          2,750     3,222,973
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $37,522,547
---------------------------------------------------------------------------------------------------------------------------------
Tax - Other - 2.9%           New York City, NY, Transitional Finance Authority Rev., 5.75%, 2009(++)        $2,730    $3,218,970
---------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, Transitional Finance Authority Rev., 5%, 2026                1,000     1,041,060
---------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, Transitional Finance Authority Rev., MBIA, 5%, 2022          1,400     1,477,910
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,737,940
---------------------------------------------------------------------------------------------------------------------------------
Tax Assessment - 0.3%        Grand Central, NY, Special Assessment Rev., District Management
                             Assn., Inc., 5%, 2022                                                            $500      $521,285
---------------------------------------------------------------------------------------------------------------------------------

Tobacco - 1.7%               Guam Economic Development Authority, 5.5%, 2041                                  $400      $387,180
---------------------------------------------------------------------------------------------------------------------------------
                             New York County Tobacco Trust, 5.625%, 2035                                       800       765,536
---------------------------------------------------------------------------------------------------------------------------------
                             Tobacco Settlement Financing Corp., 5.5%, 2018                                  2,000     2,205,860
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,358,576
---------------------------------------------------------------------------------------------------------------------------------

Toll Roads - 7.1%            New York City, NY, Dedicated Tax Fund Rev., AMBAC, 5.25%, 2029                 $1,335    $1,404,367
---------------------------------------------------------------------------------------------------------------------------------
                             Niagara Falls, NY, Bridge Commision Toll Rev., RITES, FGIC, 9.02%,
                             2015+(+)                                                                        3,500     4,520,460
---------------------------------------------------------------------------------------------------------------------------------
                             Triborough Bridge & Tunnel Authority Rev., NY, 6%, 2012(++)                     1,000     1,182,930
---------------------------------------------------------------------------------------------------------------------------------
                             Triborough Bridge & Tunnel Authority Rev., NY, RITES, 9.508%, 2017+(+)          5,000     6,728,500
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $13,836,257
---------------------------------------------------------------------------------------------------------------------------------
Transportation - Special
Tax - 11.2%                  Metropolitan Transportation Authority Rev., NY, 7.375%, 2008(++)               $1,720    $1,922,066
---------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Transportation Authority Rev., NY, AMBAC, 5.75%, 2013                825       961,884
---------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Transportation Authority Rev., NY, Dedicated Tax Fund
                             Rev., 5.5%, 2015(++)                                                              750       886,050
---------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Transportation Authority Rev., NY, Dedicated Tax Fund
                             Rev., FGIC, 5.25%, 2014                                                           500       556,420
---------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Transportation Authority Rev., NY, FGIC, 5.875%, 2010(++)          2,000     2,358,660
---------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Transportation Authority Rev., NY, FGIC, 5%, 2025                  2,500     2,602,950
---------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Transportation Authority, NY, Commuter Facilities Rev.,
                             FGIC, 5.25%, 2011(++)                                                           1,000     1,151,000
---------------------------------------------------------------------------------------------------------------------------------
                             New York Thruway Authority, General Rev., Highway & Bridges, 5.25%, 2015        1,500     1,639,680
---------------------------------------------------------------------------------------------------------------------------------
                             New York Thruway Authority, General Rev., Highway & Bridges, 5%, 2018           1,000     1,067,950
---------------------------------------------------------------------------------------------------------------------------------
                             New York Thruway Authority, General Rev., Highway & Bridges, AMBAC,
                             5.375%, 2010(++)                                                                2,000     2,320,680
---------------------------------------------------------------------------------------------------------------------------------
                             New York Thruway Authority, General Rev., Highway & Bridges, FGIC,
                             5.4%, 2017                                                                      2,000     2,193,560
---------------------------------------------------------------------------------------------------------------------------------
                             New York Thruway Authority, General Rev., Highway & Bridges, FSA,
                             5.8%, 2018                                                                         20        23,013
---------------------------------------------------------------------------------------------------------------------------------
                             New York Thruway Authority, General Rev., Highway & Bridges, MBIA,
                             5.75%, 2009(++)                                                                 1,000     1,170,650
---------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Highway & Transportation Authority Rev., 6.25%, 2013                1,000     1,206,270
---------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Highway & Transportation Authority Rev., 5%, 2036                   1,700     1,760,860
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $21,821,693
---------------------------------------------------------------------------------------------------------------------------------
Universities - Colleges -    Amherst, NY, Industrial Development Agency Rev. (Daemen College),
4.2%                         6%, 2021                                                                       $1,000    $1,059,600
---------------------------------------------------------------------------------------------------------------------------------
                             Cattaraugus County, NY, Industrial Development Agency Rev.
                             (Jamestown Community College), 6.4%, 2019                                         500       560,415
---------------------------------------------------------------------------------------------------------------------------------
                             Hempstead Town, NY, Civic Facility Rev. (Hofstra University), MBIA,
                             5.8%, 2015                                                                      1,500     1,655,985
---------------------------------------------------------------------------------------------------------------------------------
                             Islip, NY, Community Development Agency Rev. (New York Institute of
                             Technology), 7.5%, 2006(++)                                                     2,000     2,265,480
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority (Fordham University), AMBAC, 7.2%, 2015               40        40,167
---------------------------------------------------------------------------------------------------------------------------------
                             New York Dormitory Authority Rev. (St. John's University), MBIA, 5%, 2017         300       323,301
---------------------------------------------------------------------------------------------------------------------------------
                             Onondaga County, NY, Industrial Development Agency Rev. (Le Moyne
                             College), 5.625%, 2021                                                            750       806,963
---------------------------------------------------------------------------------------------------------------------------------
                             Tompkins County, NY, Industrial Development Agency Rev. (Cornell
                             University), 5.625%, 2010(++)                                                   1,000     1,177,220
---------------------------------------------------------------------------------------------------------------------------------
                             Utica, NY, Industrial Development Agency (Utica College), 5.3%, 2008              230       241,001
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $8,130,132
---------------------------------------------------------------------------------------------------------------------------------
Universities -
Dormatories - 0.5%           New York Dormitory Authority Rev. (Columbia University), 5%, 2022              $1,000    $1,066,530
---------------------------------------------------------------------------------------------------------------------------------

Universities - Secondary     New York City, NY, Industrial Development Agency, Civic Facility
Schools - 0.8%               Rev. (Nightingale-Bamford School), AMBAC, 5.25%, 2020                          $1,440    $1,566,907
---------------------------------------------------------------------------------------------------------------------------------

Utilities - Cogeneration -
0.5%                         Port Authority NY & NJ, Special Obligation, 6.75%, 2011                        $1,000    $1,049,990
---------------------------------------------------------------------------------------------------------------------------------

Utilities - Investor
Owned - 2.6%                 New York Energy Research & Development Rev., 6.1%, 2020                        $2,400    $2,543,856
---------------------------------------------------------------------------------------------------------------------------------
                             New York Environmental Facilities, Water Facilities Rev., 8.85%, 2015           2,500     2,560,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,103,856
---------------------------------------------------------------------------------------------------------------------------------
Utilities - Municipal
Owned - 2.8%                 Guam Power Authority Rev., RITES, AMBAC, 9.043%, 2014+(+)                        $500      $612,800
---------------------------------------------------------------------------------------------------------------------------------
                             Long Island Power Authority, Electrical Systems Rev., 5.5%, 2021                  400       430,516
---------------------------------------------------------------------------------------------------------------------------------
                             New York Power Authority Rev., 5%, 2021                                         1,000     1,057,500
---------------------------------------------------------------------------------------------------------------------------------
                             New York Power Authority Rev., 5.25%, 2040                                      3,000     3,139,260
---------------------------------------------------------------------------------------------------------------------------------
                             Virgin Islands Water & Power Authority Rev., 5.5%, 2017                           200       208,740
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,448,816
---------------------------------------------------------------------------------------------------------------------------------
Water & Sewer Utility
Revenue - 9.8%               Erie County, NY, Water Authority Rev., AMBAC, 6.75%, 2014(++)                  $1,000    $1,243,910
---------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, Municipal Water & Sewer Finance Authority Rev.,
                             6%, 2010                                                                          620       729,380
---------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, Municipal Water & Sewer Finance Authority Rev.,
                             5%, 2027                                                                        1,500     1,564,335
---------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, Municipal Water & Sewer Finance Authority Rev.,
                             FGIC, 5.25%, 2033                                                               2,000     2,106,280
---------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, Municipal Water & Sewer Finance Authority Rev.,
                             MBIA, 5.5%, 2027                                                                1,250     1,366,638
---------------------------------------------------------------------------------------------------------------------------------
                             New York Environmental Facilities, Clean Water & Drinking Rev.,
                             5%, 2023 - 2025                                                                 4,005     4,204,603
---------------------------------------------------------------------------------------------------------------------------------
                             New York Environmental Facilities, Pollution Control Rev., 5.75%, 2010            175       204,271
---------------------------------------------------------------------------------------------------------------------------------
                             New York Environmental Facilities, Pollution Control Rev., 5.75%,
                             2010(++)                                                                        2,060     2,419,944
---------------------------------------------------------------------------------------------------------------------------------
                             New York Environmental Facilities, Pollution Control Rev., 6.875%, 2010           220       221,019
---------------------------------------------------------------------------------------------------------------------------------
                             New York Environmental Facilities, Pollution Control Rev., 7.25%, 2010             70        70,337
---------------------------------------------------------------------------------------------------------------------------------
                             New York Environmental Facilities, Water Facilities Rev., 5.25%, 2020           1,000     1,089,050
---------------------------------------------------------------------------------------------------------------------------------
                             New York Environmental Facilities, Water Facilities Rev., 6%, 2031              1,005     1,058,285
---------------------------------------------------------------------------------------------------------------------------------
                             New York Environmental Facilities, Water Facilities Rev. (Spring
                             Valley Water Co.), AMBAC, 6.15%, 2024                                           1,500     1,553,955
---------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Aqueduct & Sewer Authority Rev., 9%, 2005(++)                         180       193,975
---------------------------------------------------------------------------------------------------------------------------------
                             Suffolk County, NY, Water Authority Rev., MBIA, 5.1%, 2012                        895     1,012,317
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $19,038,299
---------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $171,930,161)                                                               $190,299,115
---------------------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.5%
---------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, due 4/01/04                                                 $1,300    $1,300,000
---------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, Job Development Authority Rev., due 4/01/04                     75        75,000
---------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, Municipal Water & Sewer Finance Authority Rev.,
                             due 4/01/04                                                                     1,500     1,500,000
---------------------------------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                                                  $2,875,000
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $174,805,161)                                                                   $193,174,115
---------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.0%                                                                                  1,883,690
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                                 $195,057,805
---------------------------------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF FUND INVESTMENTS - 3/31/04                           MFS(R) NORTH CAROLINA MUNICIPAL BOND
---------------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.2%
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
                                                                                                            AMOUNT
                             ISSUER                                                                  (000 Omitted)       $ VALUE
---------------------------------------------------------------------------------------------------------------------------------
Airport & Port
Revenue - 2.1%               Charlotte, NC, "B", MBIA, 5.875%, 2019 - 2020                                  $4,775    $5,233,886
---------------------------------------------------------------------------------------------------------------------------------
                             Raleigh Durham, NC, Airport Authority Rev., "A", FGIC, 5.25%, 2018              2,700     2,956,284
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $8,190,170
---------------------------------------------------------------------------------------------------------------------------------
General Obligations -
General Purpose - 0.9%       Charlotte, NC, 5.5%, 2016                                                      $3,100    $3,549,996
---------------------------------------------------------------------------------------------------------------------------------

General Obligations -
Improvement - 2.5%           Durham, NC, 5.9%, 2014                                                         $2,400    $2,543,208
---------------------------------------------------------------------------------------------------------------------------------
                             Mecklenburg County, NC, Public Improvement, "A", 5%, 2017                       1,000     1,091,050
---------------------------------------------------------------------------------------------------------------------------------
                             New Hanover County, NC, Public Improvement, 5.75%, 2017(++)                     1,000     1,197,950
---------------------------------------------------------------------------------------------------------------------------------
                             New Hanover County, NC, Public Improvement, 5.8%, 2019                          4,200     5,043,948
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $9,876,156
---------------------------------------------------------------------------------------------------------------------------------
General Obligations -
Schools - 3.4%               Brunswick County, NC, FGIC, 5%, 2020                                           $2,800    $3,015,152
---------------------------------------------------------------------------------------------------------------------------------
                             Cumberland County, NC, 5.8%, 2019                                               4,400     5,086,224
---------------------------------------------------------------------------------------------------------------------------------
                             Johnston County, NC, FGIC, 5.6%, 2018                                           2,000     2,284,700
---------------------------------------------------------------------------------------------------------------------------------
                             New Hanover County, NC, Public Improvement, 5%, 2021                            1,435     1,517,814
---------------------------------------------------------------------------------------------------------------------------------
                             New Hanover County, NC, School Improvement, 5%, 2019                            1,255     1,350,518
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $13,254,408
---------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue -         Catawba County, NC, Hospital Rev. (Catawba Memorial Hospital),
Hospitals - 21.2%            AMBAC,
                             5%, 2017                                                                       $1,200    $1,275,924
---------------------------------------------------------------------------------------------------------------------------------
                             Charlotte-Mecklenberg, NC, Healthcare Systems Rev. (Carolinas
                             Healthcare), "A", 5.75%, 2021                                                   1,500     1,566,915
---------------------------------------------------------------------------------------------------------------------------------
                             Charlotte-Mecklenberg, NC, Healthcare Systems Rev. (Carolinas
                             Healthcare), "A", 5.125%, 2022                                                  1,000     1,022,740
---------------------------------------------------------------------------------------------------------------------------------
                             Charlotte-Mecklenberg, NC, Healthcare Systems Rev. (Carolinas
                             Healthcare), "A", 5%, 2031                                                      3,500     3,579,380
---------------------------------------------------------------------------------------------------------------------------------
                             Cumberland County, NC, Hospital Facilities Rev. (Cumberland
                             Hospital), MBIA, 0%, 2009                                                       1,800     1,532,970
---------------------------------------------------------------------------------------------------------------------------------
                             New Hanover County, NC, Hospital Rev. (New Hanover Regional Medical
                             Center), MBIA, 5%, 2019                                                         6,225     6,606,157
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission (Novant Health), "A", MBIA,
                             5%, 2018                                                                        1,975     2,089,530
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission (Novant Health), Obligations
                             Group A, 5%, 2020                                                                 500       516,430
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission, Health Care Facilities Rev.
                             (Deerfield), "A", 5%, 2023                                                      1,000       996,220
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission, Health Care Facilities Rev.
                             (Wakemed), AMBAC, 5%, 2021                                                      3,500     3,724,700
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission, Hospital Rev. (Betsy Johnson
                             Health Care System), FSA, 5.125%, 2032                                          1,500     1,568,700
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission, Hospital Rev. (Duke
                             University), "C", 5.25%, 2021                                                   5,975     6,102,686
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission, Hospital Rev. (Gaston
                             Memorial Hospital), 5.5%, 2015 - 2019                                          12,290    12,801,586
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission, Hospital Rev. (Maria Parham
                             Medical Center), 6.5%, 2026                                                    $1,000    $1,072,950
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission, Hospital Rev. (Mission-St.
                             Joseph Health Systems), 5.25%, 2015                                             2,210     2,396,657
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission, Hospital Rev. (Mission-St.
                             Joseph Health Systems), 5.5%, 2021                                              2,825     3,001,054
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission, Hospital Rev. (Mission-St.
                             Joseph Health Systems), MBIA, 5.1%, 2018                                        1,500     1,593,765
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission, Hospital Rev. (Pitt County
                             Memorial Hospital), "B", 5%, 2018                                               3,000     3,082,920
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission, Hospital Rev. (Rex
                             Healthcare), AMBAC, 5%, 2017                                                    5,000     5,304,550
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission, Hospital Rev. (Southeastern
                             Regional Medical Center), 5.375%, 2032                                          3,330     3,402,461
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission, Hospital Rev. (Wilson
                             Memorial Hospital), AMBAC, 0%, 2013 - 2015                                      2,140     1,398,101
---------------------------------------------------------------------------------------------------------------------------------
                             Northern Hospital District Surry County, NC, Health Care Facilities
                             Rev., ASST GTY, 5.5%, 2019                                                      1,250     1,366,625
---------------------------------------------------------------------------------------------------------------------------------
                             Northern Hospital District Surry County, NC, Health Care Facilities
                             Rev., ASST GTY, 5.1%, 2021                                                      1,000     1,052,960
---------------------------------------------------------------------------------------------------------------------------------
                             Pitt County, NC, Rev. (Pitt County Memorial Hospital), 5.25%, 2021             10,135    10,510,299
---------------------------------------------------------------------------------------------------------------------------------
                             University of North Carolina, Hospital Rev. (Chapel Hill Hospital),
                             5.25%, 2019(++)                                                                 4,800     5,231,760
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $82,798,040
---------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue - Long
Term Care - 0.7%             Mocksville, NC (Housing Foundation, Inc.), 7.25%, 2029                           $960      $834,134
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission, Health Care Commission,
                             Health Care Facilities Rev. (Givens Estates), 6.5%, 2032                          800       822,624
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Medical Care Commission, Health Care Facilities Rev.
                             (Arbor Acres Community), 6.375%, 2032                                           1,000     1,034,880
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,691,638
---------------------------------------------------------------------------------------------------------------------------------
Human Services - 0.6%        Cumberland County, NC, Finance Corp., Installment Payment Rev.
                             (Detention Center & Mental Health), AMBAC, 5.625%, 2019                        $2,125    $2,382,338
---------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Columbus County, NC, Industrial Facilities & Pollution Control
Paper - 4.7%                 Financing Authority (International Paper Co.), "A", 5.8%, 2016                 $2,000    $2,114,340
---------------------------------------------------------------------------------------------------------------------------------
                             Haywood County, NC, Industrial Facilities & Pollution Control
                             Financing Authority (Champion International Corp.), "A", 5.75%, 2025            5,400     5,486,508
---------------------------------------------------------------------------------------------------------------------------------
                             Martin County, NC, Industrial Facilities & Pollution Control
                             Financing Authority Rev. (Solid Waste Disposal Weyerhaeuser), 7.25%,
                             2014                                                                            7,000     7,101,850
---------------------------------------------------------------------------------------------------------------------------------
                             Martin County, NC, Industrial Facilities & Pollution Control
                             Financing Authority Rev. (Solid Waste Disposal Weyerhaeuser), 6.8%,
                             2024                                                                            3,500     3,582,600
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $18,285,298
---------------------------------------------------------------------------------------------------------------------------------
Multi-Family Housing         Charlotte, NC, Housing Authority, Mortgage Rocky Branch II, GNMA,
Revenue - 1.5%               4.65%, 2035                                                                    $2,300    $2,262,556
---------------------------------------------------------------------------------------------------------------------------------
                             Durham County, NC, Multifamily Rev. (Alston Village Apartments),
                             FNMA, 5.65%, 2034                                                               2,540     2,762,072
---------------------------------------------------------------------------------------------------------------------------------
                             Mecklenburg County, NC (Little Rock Apartments), FNMA, 5.15%, 2022              1,000     1,033,640
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $6,058,268
---------------------------------------------------------------------------------------------------------------------------------
Single Family Housing -
State - 6.6%                 North Carolina Housing Finance Agency Rev., "13-A", 4.25%, 2028                $2,820    $2,898,763
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Housing Finance Agency Rev., "14-A", AMBAC, 4.35%,
                             2028                                                                            4,780     4,881,049
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Housing Finance Agency Rev., "15-A", FSA, 4.85%, 2023              600       604,008
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Housing Finance Agency Rev., "15-A", FSA, 4.95%, 2032              500       504,680
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Housing Finance Agency Rev., "5-A", 5.55%, 2019                  3,910     4,016,782
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Housing Finance Agency Rev., "7-A", 6.15%, 2020                    900       935,757
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Housing Finance Agency Rev., "A", 5.25%, 2020                    1,500     1,523,775
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Housing Finance Agency Rev., "A", 5.375%, 2023                     250       252,408
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Housing Finance Agency, "H", FHA, 6.05%, 2028                    4,460     4,620,025
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Housing Finance Agency Rev., "PP", FHA, 6.15%, 2017              1,740     1,824,025
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Housing Finance Agency Rev., "RR", 5.85%, 2028                   3,625     3,727,261
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $25,788,533
---------------------------------------------------------------------------------------------------------------------------------
State & Local
Appropriation - 16.8%        Brunswick County, NC, Certificates of Participation, FSA, 5.5%, 2020           $1,000    $1,123,770
---------------------------------------------------------------------------------------------------------------------------------
                             Cabarrus County, NC, Development Corp., AMBAC, 5.3%, 2019                       1,250     1,364,750
---------------------------------------------------------------------------------------------------------------------------------
                             Cabarrus County, NC, Installment Financing Contract, 5%, 2021                   5,500     5,811,245
---------------------------------------------------------------------------------------------------------------------------------
                             Carteret County, NC, AMBAC, 5.625%, 2020                                        1,010     1,144,976
---------------------------------------------------------------------------------------------------------------------------------
                             Charlotte, NC, Certificates of Participation (Convention
                             Facilities), 5.5%, 2020                                                         3,000     3,377,220
---------------------------------------------------------------------------------------------------------------------------------
                             Charlotte, NC, Certificates of Participation (Convention
                             Facilities), AMBAC, 0%, 2004 - 2008                                            12,320    11,804,578
---------------------------------------------------------------------------------------------------------------------------------
                             Charlotte, NC, Certificates of Participation (Public Saftey
                             Facilities), "D",
                             5.5%, 2020                                                                      3,000     3,362,400
---------------------------------------------------------------------------------------------------------------------------------
                             Cumberland County, NC, Certificates of Participation (Civic Center),
                             "A", AMBAC, 0%, 2011 - 2013                                                     1,425     1,017,691
---------------------------------------------------------------------------------------------------------------------------------
                             Forsyth County, NC, Certificates of Participation (Forsyth County
                             Public Facilities Equipment), 5.25%, 2023                                       1,230     1,328,695
---------------------------------------------------------------------------------------------------------------------------------
                             Forsyth County, NC, Certificates of Participation (Public Facilities
                             & Equipment Project), 5.25%, 2019                                                 775       852,733
---------------------------------------------------------------------------------------------------------------------------------
                             Franklin County, NC, Certificates of Participation (Jail & School
                             Projects), FGIC, 6.625%, 2014(++)                                               2,000     2,057,660
---------------------------------------------------------------------------------------------------------------------------------
                             Harnett County, NC, Certificates of Participation, AMBAC, 6.2%, 2006
                             (++)                                                                            1,000     1,054,430
---------------------------------------------------------------------------------------------------------------------------------
                             Harnett County, NC, Certificates of Participation, FSA, 5.25%, 2015             1,020     1,170,899
---------------------------------------------------------------------------------------------------------------------------------
                             Harnett County, NC, Certificates of Participation, FSA, 5.5%, 2016              1,225     1,405,786
---------------------------------------------------------------------------------------------------------------------------------
                             Iredell County, NC, Public Facilities (School Projects), AMBAC,
                             5.5%, 2019(++)                                                                  1,000     1,165,020
---------------------------------------------------------------------------------------------------------------------------------
                             New Hanover County, NC, Certificates of Participation (New Hanover
                             County Projects), AMBAC, 5.25%, 2018                                            1,635     1,812,839
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Infrastructure Financial Corp. (Correctional
                             Facilities Projects),
                             5%, 2021                                                                        2,500     2,638,025
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Infrastructure Financial Corp., Certificates of
                             Participation (North Carolina State Correctional Facilities), "A",
                             5%, 2023                                                                        1,345     1,404,853
---------------------------------------------------------------------------------------------------------------------------------
                             Pitt County, NC, Certificates of Participation (School Facilities
                             Improvement), "A", FSA, 5.5%, 2020                                              1,250     1,404,863
---------------------------------------------------------------------------------------------------------------------------------
                             Pitt County, NC, Certificates of Participation (School Facilities
                             Improvement), "B", FSA, 5.75%, 2018 - 2019                                      2,780     3,207,745
---------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Housing Bank & Finance Agency (Kidder), 7.5%, 2006                  7,000     7,575,820
---------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041%, 2013+(+)               1,500     1,981,260
---------------------------------------------------------------------------------------------------------------------------------
                             Randolph County, NC, Certificates of Participation, FSA, 5.6%, 2018             3,000     3,489,360
---------------------------------------------------------------------------------------------------------------------------------
                             Rockingham, NC, Certificates of Participation, AMBAC, 5.125%, 2024               $350      $372,243
---------------------------------------------------------------------------------------------------------------------------------
                             Rutherford County, NC, Certificates of Participation (Rutherford
                             County School), AMBAC, 5%, 2023                                                   840       883,865
---------------------------------------------------------------------------------------------------------------------------------
                             Winston Salem, NC, Certificates of Participation, "C", 5%, 2018                 2,575     2,763,670
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $65,576,396
---------------------------------------------------------------------------------------------------------------------------------
Tax - Other - 1.4%           Virgin Islands Public Finance Authority Rev., 5.5%, 2022                       $1,650    $1,706,727
---------------------------------------------------------------------------------------------------------------------------------
                             Virgin Islands Public Finance Authority Rev., ASST GTY, 5.5%, 2018              1,000     1,094,520
---------------------------------------------------------------------------------------------------------------------------------
                             Virgin Islands Public Finance Authority Rev., FSA, 5.25%, 2020                  1,200     1,322,724
---------------------------------------------------------------------------------------------------------------------------------
                             Virgin Islands Public Finance Authority Rev., FSA, 5%, 2022                     1,315     1,399,555
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,523,526
---------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.5%               Childrens Trust Fund, Settlement Rev., PR, 5.375%, 2033                        $1,930    $1,903,463
---------------------------------------------------------------------------------------------------------------------------------

Transportation - Special     Commonwealth of Puerto Rico, Highway & Transportation Authority
Tax - 2.0%                   Rev., RITES, FSA, 10.5541%, 2018+(+)                                           $5,425    $7,828,709
---------------------------------------------------------------------------------------------------------------------------------

Universities - Colleges -
7.4%                         Appalachian State University, NC, "A", FGIC, 5.125%, 2022                      $1,260    $1,349,485
---------------------------------------------------------------------------------------------------------------------------------
                             Appalachian State University, NC, Rev. (Package Systems), FSA, 5.6%,
                             2020                                                                            2,285     2,592,241
---------------------------------------------------------------------------------------------------------------------------------
                             East Carolina University, NC, Rev., "A", AMBAC, 5.25%, 2021                     1,375     1,499,259
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Capital Facilities Finance (Duke University), "A",
                             5.125%, 2041                                                                    4,915     5,111,797
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Capital Facilities Finance (High Point University),
                             5.125%, 2018 - 2021                                                               810       864,537
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Capital Facilities Finance (Johnson & Wales
                             University), "A", XLCA, 5.25%, 2021 - 2022                                      2,645     2,871,254
---------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Industrial Tourist Authority (University Plaza), "A",
                             MBIA, 5%, 2020                                                                  2,180     2,323,749
---------------------------------------------------------------------------------------------------------------------------------
                             University of North Carolina, Greensboro Rev., "A", FSA, 5%, 2020               2,835     3,029,679
---------------------------------------------------------------------------------------------------------------------------------
                             University of North Carolina, Greensboro Rev., "B", FSA, 5.375%,
                             2017                                                                              325       363,561
---------------------------------------------------------------------------------------------------------------------------------
                             University of North Carolina, Ashville Rev., Refunding General, "A",
                             AMBAC, 5%, 2019                                                                   530       568,171
---------------------------------------------------------------------------------------------------------------------------------
                             University of North Carolina, Greensboro Rev., "B", FSA, 5.375%,
                             2016                                                                            1,085     1,223,077
---------------------------------------------------------------------------------------------------------------------------------
                             University of North Carolina, University Rev., 0%, 2015                         3,250     2,066,903
---------------------------------------------------------------------------------------------------------------------------------
                             University of North Carolina, University Rev., 5%, 2028                         2,000     2,094,160
---------------------------------------------------------------------------------------------------------------------------------
                             University of North Carolina, Wilmington Rev., "A", AMBAC, 5%, 2019             1,375     1,479,775
---------------------------------------------------------------------------------------------------------------------------------
                             University of North Carolina, Wilmington Rev., AMBAC, 5.25%, 2021               1,380     1,500,101
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $28,937,749
---------------------------------------------------------------------------------------------------------------------------------
Utilities - Investor         Wake County, NC, Industrial Facilities & Pollution Control Rev.
Owned - 0.7%                 (Carolina Power & Light Co.), 5.375%, 2017                                     $2,500    $2,718,000
---------------------------------------------------------------------------------------------------------------------------------

Utilities - Municipal
Owned - 15.3%                North Carolina Eastern Municipal Power Agency, "A", 7.5%, 2010                 $2,595    $3,257,659
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Eastern Municipal Power Agency, "A", MBIA, 7.5%, 2010            3,005     3,743,208
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Eastern Municipal Power Agency, "A", MBIA, 5%, 2017              3,120     3,485,227
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Eastern Municipal Power Agency, "B", MBIA, 7.25%, 2007           5,000     5,717,650
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Eastern Municipal Power Agency, AMBAC, 6%, 2018                  1,245     1,503,113
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Eastern Municipal Power Agency, RITES, AMBAC,
                             10.5082%, 2018+(+)                                                              6,500     9,195,160
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Municipal Power Agency, "A", MBIA, 5.5%, 2014                    3,000     3,490,320
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Municipal Power Agency, Catawba Electric Rev., 6%, 2011          5,000     5,895,850
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Municipal Power Agency, Catawba Electric Rev.,
                             6.375%, 2013                                                                    1,000     1,141,170
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Municipal Power Agency, Catawba Electric Rev., MBIA,
                             7%, 2007                                                                       $5,000    $5,684,400
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Municipal Power Agency, ROLS, 9.358%, 2020+(+)                   3,000     3,485,460
---------------------------------------------------------------------------------------------------------------------------------
                             North Carolina Municipal Power Agency, ROLS, MBIA, 9.358%, 2019+(+)             5,000     5,870,300
---------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Electric Power Authority Rev., FSA, 6%, 2016(++)                    5,000     5,160,400
---------------------------------------------------------------------------------------------------------------------------------
                             Raleigh, NC, Combined Enterprise Systems Rev., 5.125%, 2022                     2,000     2,149,960
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $59,779,877
---------------------------------------------------------------------------------------------------------------------------------
Water & Sewer Utility
Revenue - 9.9%               Broad River, NC, Water Authority Rev., MBIA, 5.75%, 2019                       $1,490    $1,724,660
---------------------------------------------------------------------------------------------------------------------------------
                             Buncombe County, NC, Metropolitan Sewer District, MBIA, 5%, 2019                1,245     1,344,737
---------------------------------------------------------------------------------------------------------------------------------
                             Cary, NC, Combined Enterprise Systems Rev., 5%, 2026                            1,000     1,037,330
---------------------------------------------------------------------------------------------------------------------------------
                             Charlotte, NC, Storm Water Fee, 6%, 2020(++)                                    3,180     3,794,312
---------------------------------------------------------------------------------------------------------------------------------
                             Charlotte, NC, Water & Sewer Systems Rev., 5.75%, 2016 - 2018(++)               7,075     8,324,633
---------------------------------------------------------------------------------------------------------------------------------
                             Charlotte, NC, Water & Sewer Systems Rev., 5.5%, 2017                           1,650     1,886,049
---------------------------------------------------------------------------------------------------------------------------------
                             Charlotte, NC, Water & Sewer Systems Rev., 5.25%, 2021                          4,000     4,320,040
---------------------------------------------------------------------------------------------------------------------------------
                             Charlotte, NC, Water & Sewer Systems Rev., 5.25%, 2025(++)                      3,000     3,452,820
---------------------------------------------------------------------------------------------------------------------------------
                             Durham County, NC, Enterprise Systems Rev., 5%, 2023                            1,675     1,769,872
---------------------------------------------------------------------------------------------------------------------------------
                             Fayetteville, NC, Public Works Commission Rev., FSA, 5.25%, 2016                1,500     1,672,605
---------------------------------------------------------------------------------------------------------------------------------
                             Greensboro, NC, Enterprise Systems Rev., "A", 5.125%, 2018 - 2019               3,240     3,503,166
---------------------------------------------------------------------------------------------------------------------------------
                             Greenville, NC, Combined Enterprise Systems Rev., FSA, 5%, 2016                 1,005     1,098,746
---------------------------------------------------------------------------------------------------------------------------------
                             Greenville, NC, Combined Enterprise Systems Rev., FSA, 5.25%, 2019              1,170     1,286,754
---------------------------------------------------------------------------------------------------------------------------------
                             Kannapolis, NC, Water & Sewer Rev., "B", FSA, 5.25%, 2021                       1,000     1,073,140
---------------------------------------------------------------------------------------------------------------------------------
                             Winston Salem, NC, Water & Sewer Systems Rev., 5.125%, 2028(++)                 2,000     2,285,154
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $38,574,018
---------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $349,479,083)                                                               $383,716,583
---------------------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.8%
---------------------------------------------------------------------------------------------------------------------------------
                             Bay Area Toll Authority, CA, Toll Bridge Rev. "A", due 4/07/04                 $2,000    $2,000,000
---------------------------------------------------------------------------------------------------------------------------------
                             California State, Department of Water Resources, Power Supply Rev.,
                             due 4/07/04                                                                       500       500,000
---------------------------------------------------------------------------------------------------------------------------------
                             Knoxville, TN, Utilities Board Rev., due 4/01/04                                   75        75,000
---------------------------------------------------------------------------------------------------------------------------------
                             Missouri Development Finance, Board of Cultural Facilities Rev.
                             (Nelson Gallery), "B", due 4/01/04                                                400       400,000
---------------------------------------------------------------------------------------------------------------------------------
                             Sevier County, TN, Public Building Authority, Local Government
                             Public Improvement, "II G1", due 4/07/04                                          115       115,000
---------------------------------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                                                  $3,090,000
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $352,569,083)                                                                   $386,806,583
---------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.0%                                                                                  3,997,328
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                                 $390,803,911
---------------------------------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 3/31/04                              MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 99.1%
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
                                                                                                            AMOUNT
                             ISSUER                                                                  (000 Omitted)       $ VALUE
---------------------------------------------------------------------------------------------------------------------------------
Airport & Port               Allegheny County PA, Airport Rev. (Pittsburgh International
Revenue - 1.9%               Airport), FGIC, 6.125%, 2017                                                     $500      $550,565
---------------------------------------------------------------------------------------------------------------------------------
                             Allegheny County PA, Airport Rev. (Pittsburgh International
                             Airport), MBIA, 5.75%, 2014                                                     1,000     1,124,940
---------------------------------------------------------------------------------------------------------------------------------
                             Susquehanna Area Regional Airport, 5.375%, 2018                                   200       200,216
---------------------------------------------------------------------------------------------------------------------------------
                             Susquehanna Area Regional Airport, AMBAC, 5.375%, 2023                            500       531,035
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,406,756
---------------------------------------------------------------------------------------------------------------------------------
General Obligations -
General Purpose - 9.6%       Allegheny County, PA, FGIC, 5.3%, 2018                                           $500      $543,550
---------------------------------------------------------------------------------------------------------------------------------
                             Allegheny County, PA, FGIC, 5.4%, 2019                                            500       544,035
---------------------------------------------------------------------------------------------------------------------------------
                             Allentown, PA, FGIC, 5%, 2022                                                   1,350     1,425,614
---------------------------------------------------------------------------------------------------------------------------------
                             Beaver County, PA, MBIA, 5.75%, 2006(++)                                          250       275,733
---------------------------------------------------------------------------------------------------------------------------------
                             Butler County, PA, FGIC, 5.25%, 2022                                              675       776,513
---------------------------------------------------------------------------------------------------------------------------------
                             Butler County, PA, FGIC, 5.25%, 2023                                              645       742,002
---------------------------------------------------------------------------------------------------------------------------------
                             Centre County, PA, MBIA, 5.25%, 2018                                            1,000     1,097,690
---------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Puerto Rico, ROLS, FGIC, 9.896%, 2015(+)+                       1,000     1,348,100
---------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Puerto Rico, ROLS, XLCA, 9.806%, 2017(+)+                       1,000     1,332,620
---------------------------------------------------------------------------------------------------------------------------------
                             Luzerne County, PA, MBIA, 5.25%, 2025                                             500       532,125
---------------------------------------------------------------------------------------------------------------------------------
                             North Huntingdon Township, PA, AMBAC, 5.25%, 2019                                 500       535,890
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Finance Rev. (Pennsylvania Hills), FGIC, 5.45%, 2019                 500       543,170
---------------------------------------------------------------------------------------------------------------------------------
                             State of Pennsylvania, 6.25%, 2010                                                300       360,192
---------------------------------------------------------------------------------------------------------------------------------
                             State of Pennsylvania, 6%, 2019                                                 1,000     1,169,820
---------------------------------------------------------------------------------------------------------------------------------
                             Westmoreland County, PA, FGIC, 5%, 2019                                           580       621,505
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $11,848,559
---------------------------------------------------------------------------------------------------------------------------------
General Obligations -
Improvement - 0.5%           Pittsburgh, PA, FGIC, 5.75%, 2009(++)                                            $500      $581,675
---------------------------------------------------------------------------------------------------------------------------------

General Obligations -
Schools - 21.2%              Butler, PA, School District, FGIC, 5.375%, 2018                                  $500      $545,385
---------------------------------------------------------------------------------------------------------------------------------
                             Chambersburg, PA, School District, FSA, 5%, 2016                                  500       538,110
---------------------------------------------------------------------------------------------------------------------------------
                             Dover, PA, School District, FGIC, 5%, 2015                                      1,510     1,633,820
---------------------------------------------------------------------------------------------------------------------------------
                             Downingtown, PA, School District, AMBAC, 5.65%, 2019                              500       561,125
---------------------------------------------------------------------------------------------------------------------------------
                             Exeter Township, PA, School District, FGIC, 5%, 2025                            1,000     1,042,920
---------------------------------------------------------------------------------------------------------------------------------
                             Garnet Valley, PA, School District, FGIC, 5.5%, 2015                              750       853,373
---------------------------------------------------------------------------------------------------------------------------------
                             Gateway, PA, Alleghany School District, FGIC, 5.2%, 2023                        1,000     1,066,070
---------------------------------------------------------------------------------------------------------------------------------
                             Keystone Oaks, PA, School District, FGIC, 5%, 2016                                920       978,190
---------------------------------------------------------------------------------------------------------------------------------
                             Mt. Lebanon PA, School District, MBIA, 5%, 2020                                 1,000     1,063,480
---------------------------------------------------------------------------------------------------------------------------------
                             Norristown, PA, School District, FGIC, 5%, 2021                                   500       529,580
---------------------------------------------------------------------------------------------------------------------------------
                             North Allegheny, PA, School District, FGIC, 5.05%, 2022                           590       619,140
---------------------------------------------------------------------------------------------------------------------------------
                             North Pocono, PA, School District, FGIC, 5%, 2023                                 500       523,990
---------------------------------------------------------------------------------------------------------------------------------
                             Palmyra, PA, School District, FGIC, 5.375%, 2016                                  820       919,515
---------------------------------------------------------------------------------------------------------------------------------
                             Pennridge, PA, School District, MBIA, 5%, 2020                                    500       531,740
---------------------------------------------------------------------------------------------------------------------------------
                             Pennridge, PA, School District, MBIA, 5%, 2021                                    500       529,450
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Higher Educational Facilities Authority Rev., State
                             Systems of Higher Education, AMBAC, 5%, 2018                                      500       531,830
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Public School Building (Garnet Valley School
                             Disctrict), AMBAC, 5.5%, 2018                                                  $1,005    $1,129,278
---------------------------------------------------------------------------------------------------------------------------------
                             Perkiomen Valley, PA, School District, FSA, 5%, 2019                              500       528,030
---------------------------------------------------------------------------------------------------------------------------------
                             Perkiomen Valley, PA, School District, FSA, 5%, 2023                            1,000     1,044,410
---------------------------------------------------------------------------------------------------------------------------------
                             Perkiomen Valley, PA, School District, FSA, 5%, 2024                            1,000     1,042,890
---------------------------------------------------------------------------------------------------------------------------------
                             Perkiomen Valley, PA, School District, FSA, 5%, 2025                            1,260     1,311,194
---------------------------------------------------------------------------------------------------------------------------------
                             Philadelphia, PA, School District, AMBAC, 5.375%, 2019                            500       537,710
---------------------------------------------------------------------------------------------------------------------------------
                             Philadelphia, PA, School District, FSA, 5.75%, 2019                               500       571,335
---------------------------------------------------------------------------------------------------------------------------------
                             Philadelphia, PA, School District, MBIA, 6%, 2016                                 500       584,705
---------------------------------------------------------------------------------------------------------------------------------
                             Pittsburgh, PA, School District, 5.5%, 2009(++)                                 1,320     1,526,263
---------------------------------------------------------------------------------------------------------------------------------
                             Riverside, PA, School District, FGIC, 5.45%, 2017                                 500       577,900
---------------------------------------------------------------------------------------------------------------------------------
                             Riverside, PA, School District, FGIC, 5.5%, 2020                                  500       579,380
---------------------------------------------------------------------------------------------------------------------------------
                             South Park, PA, School District, FGIC, 5%, 2019                                   750       794,265
---------------------------------------------------------------------------------------------------------------------------------
                             Southeastern Area, PA, Special Schools Authority Rev., 0%, 2007                   360       330,224
---------------------------------------------------------------------------------------------------------------------------------
                             State Public School Building Authority, Pennsylvania School (Lease
                             Philadelphia School District), FSA, 5.25%, 2024                                 1,000     1,066,060
---------------------------------------------------------------------------------------------------------------------------------
                             State Public School Building Authority, Pennsylvania School
                             (Tuscarora School District), FSA, 5%, 2024                                      1,000     1,077,980
---------------------------------------------------------------------------------------------------------------------------------
                             Wilson, PA, School District, FGIC, 5.125%, 2017                                 1,000     1,083,150
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $26,252,492
---------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue -         Allegheny County, PA, Hospital Development Authority Rev. (South
Hospitals - 10.0%            Hills Health System), MBIA, 5.8%, 2016                                           $500      $546,565
---------------------------------------------------------------------------------------------------------------------------------
                             Allegheny County, PA, Hospital Development Authority Rev. (South
                             Hills Health Systems), 9.25%, 2022                                                 50        55,421
---------------------------------------------------------------------------------------------------------------------------------
                             Allegheny County, PA, Hospital Development Authority Rev. (UPMC
                             Health Systems), MBIA, 5%, 2018                                                   500       529,400
---------------------------------------------------------------------------------------------------------------------------------
                             Allegheny County, PA, Hospital Development Authority Rev. (West
                             Pennsylvania Allegheny Health), 6.75%, 2025                                       555       567,981
---------------------------------------------------------------------------------------------------------------------------------
                             Allegheny County, PA, Hospital Development Authority Rev. (West
                             Pennsylvania Allegheny Health), 9.25%, 2030                                       150       166,263
---------------------------------------------------------------------------------------------------------------------------------
                             Blair County, PA, Hospital Authority Rev. (Altoona), AMBAC, 5.5%, 2008            470       529,403
---------------------------------------------------------------------------------------------------------------------------------
                             Chester County, PA, Health & Education (Main Line Health Systems),
                             5.5%, 2015                                                                        335       342,176
---------------------------------------------------------------------------------------------------------------------------------
                             Cumberland County PA, Municipal Authority Rev. (Carlisle Hospital &
                             Health Centers), 6.8%, 2004(++)                                                   250       263,778
---------------------------------------------------------------------------------------------------------------------------------
                             Erie County, PA, Hospital Authority Rev. (Hamot Health Foundation),
                             AMBAC, 5.25%, 2017                                                                675       743,094
---------------------------------------------------------------------------------------------------------------------------------
                             Lancaster County, PA, Hospital Authority Rev., 5.5%, 2026                         500       511,690
---------------------------------------------------------------------------------------------------------------------------------
                             Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan
                             Hospital), 5%, 2018                                                               200       203,932
---------------------------------------------------------------------------------------------------------------------------------
                             Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan
                             Hospital), 6%, 2035                                                               350       359,135
---------------------------------------------------------------------------------------------------------------------------------
                             Lehigh County, PA, General Purpose Authority (Lehigh Valley
                             Hospital), 5.25%, 2032                                                            600       608,130
---------------------------------------------------------------------------------------------------------------------------------
                             Lehigh County, PA, General Purpose Authority (Lehigh Valley
                             Hospital), MBIA, 7%, 2016                                                         250       321,410
---------------------------------------------------------------------------------------------------------------------------------
                             Lehigh County, PA, General Purpose Authority (St. Lukes Bethlehem
                             Hospital), 5.375%, 2033                                                           600       605,718
---------------------------------------------------------------------------------------------------------------------------------
                             Lehigh County, PA, Hospital Rev. (Lehigh Valley Hospital), FSA,
                             5.25%, 2019                                                                       500       540,730
---------------------------------------------------------------------------------------------------------------------------------
                             Lycoming County, PA, Authority Hospital Rev. (Williamsport Hospital
                             Obligation Group), CONNIE LEE, 5.375%, 2010                                      $750      $807,578
---------------------------------------------------------------------------------------------------------------------------------
                             Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center),
                             6%, 2043                                                                          750       780,053
---------------------------------------------------------------------------------------------------------------------------------
                             Mount Lebanon, PA, Hospital Authority Rev. (St. Clair Memorial
                             Hospital), 5.625%, 2032                                                           400       405,948
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Higher Educational Facilities Authority Rev., 6.25%, 2018            100       111,165
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Higher Educational Facilities Authority Rev., 6%, 2031               650       694,590
---------------------------------------------------------------------------------------------------------------------------------
                             Philadelphia, PA, Health & Educational Facilities Rev. (Jeane
                             Health), 6.6%, 2010                                                               180       191,824
---------------------------------------------------------------------------------------------------------------------------------
                             Philadelphia, PA, Health & Educational Facilities Rev. (Temple
                             University), 6.625%, 2023                                                         250       252,765
---------------------------------------------------------------------------------------------------------------------------------
                             Sayre, PA, Health Care Facilities Authority Rev., 5.875%, 2031                    500       524,840
---------------------------------------------------------------------------------------------------------------------------------
                             Sayre, PA, Health Care Facilities Authority Rev. (Latrobe Hospital),
                             AMBAC, 5.25%, 2015                                                                585       650,760
---------------------------------------------------------------------------------------------------------------------------------
                             Scranton-Lackawanna, PA, Health & Welfare Authority Rev. (Allied
                             Rehab Hospital), AMBAC, 7.125%, 2005                                              110       111,432
---------------------------------------------------------------------------------------------------------------------------------
                             Southcentral Pennsylvania General Authority Rev. (York Hospital),
                             5.625%, 2026                                                                      600       630,990
---------------------------------------------------------------------------------------------------------------------------------
                             West Shore, PA, Hospital Authority (Holy Spirit Hospital), 6.25%, 2032            350       362,327
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $12,419,098
---------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue - Long    Blair County, PA, Industrial Development Authority Rev. (Village of
Term Care - 0.8%             Penn St.), 7%, 2034                                                              $150      $155,766
---------------------------------------------------------------------------------------------------------------------------------
                             Clarion, PA, Industrial Development Authority Rev. (Beverly
                             Enterprises, Inc.), 7.5%, 2012                                                    150       153,977
---------------------------------------------------------------------------------------------------------------------------------
                             Cumberland County, PA, Retirement Community Rev. (Wesley Affiliated
                             Services), 7.25%, 2035                                                            150       152,961
---------------------------------------------------------------------------------------------------------------------------------
                             Lancaster County, PA, Hospital Authority Rev. (Willow Valley
                             Retirement Project), 5.875%, 2031                                                 500       517,565
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $980,269
---------------------------------------------------------------------------------------------------------------------------------
Human Services - 0.1%        Montgomery County, PA, Industrial Development Authority (Wordsworth
                             Academy), 8%, 2024                                                               $150      $150,987
---------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -
Environmental Services -     New Morgan, PA, Industrial Development Authority, Solid Waste
0.8%                         Disposal Rev. (New Morgan Landfill Co, Inc.), 6.5%, 2019                         $500      $480,245
---------------------------------------------------------------------------------------------------------------------------------
                             Westmoreland County, PA, Industrial Development Corp. (Waste
                             Management), LOC, 5.1%, 2018                                                      500       538,710
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,018,955
---------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Bucks County, PA, Industrial Development Authority Rev. (USX Corp.),
Other - 1.5%                 5.4%, 2017                                                                       $300      $340,977
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Economic Development Financing Authority Rev. (Amtrak),
                             6.125%, 2021                                                                      150       153,599
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Economic Development Financing Authority, Solid Waste
                             Disposal Rev. (Proctor & Gamble), 5.375%, 2031                                  1,000     1,099,920
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Economic Development Financing Authority, Wastewater
                             Treatment Rev. (Sunoco Co.), 7.6%, 2024                                           250       263,470
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,857,966
---------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Erie County, PA, Industrial Development Authority (International
Paper - 0.8%                 Paper Co.), 5.3%, 2012                                                           $650      $716,424
---------------------------------------------------------------------------------------------------------------------------------
                             Erie County, PA, Industrial Development Authority (International
                             Paper Co.), 7.625%, 2018                                                          250       262,543
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $978,967
---------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue -
Other - 0.2%                 Gallery Certificate Trust, PA, Parking Rev., FSA, 4.5%, 2013                     $185      $187,540
---------------------------------------------------------------------------------------------------------------------------------

Multi-Family Housing         Philadelphia, PA, Housing Authority Capital Program Rev., FSA,
Revenue - 0.9%               5.25%, 2014                                                                    $1,000    $1,136,620
---------------------------------------------------------------------------------------------------------------------------------

Parking - 1.4%               Philadelphia, PA, Public Parking Authority Rev., FSA, 5.625%, 2015             $1,000    $1,134,110
---------------------------------------------------------------------------------------------------------------------------------
                             Pittsburgh, PA, Public Parking Authority Rev., AMBAC, 6%, 2020                    500       583,395
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,717,505
---------------------------------------------------------------------------------------------------------------------------------
Sales & Excise Tax           Pittsburgh & Allegheny County, PA, Sales Tax Rev. (Public Auditorium
Revenue - 0.4%               Hotel Room), AMBAC, 5.25%, 2017                                                  $500      $543,370
---------------------------------------------------------------------------------------------------------------------------------

Single Family Housing -      Philadelphia, PA, Redevelopment Authority Home Improvement Loan
Local - 0.3%                 Rev., FHA, 6.1%, 2010                                                             $60       $62,440
---------------------------------------------------------------------------------------------------------------------------------
                             Pittsburgh, PA, Urban Development Authority Mortgage Rev., 5.5%, 2010             305       310,270
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $372,710
---------------------------------------------------------------------------------------------------------------------------------
Single Family Housing -      Pennsylvania Housing Finance Agency, Single Family Mortgage Rev.,
State - 5.0%                 4.25%, 2012                                                                      $500      $511,220
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Housing Finance Agency, Single Family Mortgage Rev.,
                             5.75%, 2013                                                                     1,000     1,051,380
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Housing Finance Agency, Single Family Mortgage Rev.,
                             5%, 2014                                                                          500       518,695
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Housing Finance Agency, Single Family Mortgage Rev.,
                             5.1%, 2020                                                                      1,405     1,433,212
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Housing Finance Agency, Single Family Mortgage Rev.,
                             5.25%, 2021                                                                       750       761,108
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Housing Finance Agency, Single Family Mortgage Rev.,
                             5.25%, 2033                                                                       795       844,799
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Housing Finance Agency, Single Family Mortgage Rev.,
                             5%, 2034                                                                        1,000     1,063,390
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $6,183,804
---------------------------------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.3%   Delaware County, PA, Industrial Development Authority Rev., 6.2%,
                             2019                                                                             $300      $312,279
---------------------------------------------------------------------------------------------------------------------------------

State & Local
Appropriation - 8.2%         Delaware Valley, PA, Regional Finance Authority, 5.5%, 2012                    $1,000    $1,136,930
---------------------------------------------------------------------------------------------------------------------------------
                             Delaware Valley, PA, Regional Finance Authority, RITES, AMBAC,
                             9.8655%, 2018(+)                                                                  500       657,340
---------------------------------------------------------------------------------------------------------------------------------
                             Northumberland County, PA (Country Careers And Arts Center), 6.65%, 2020          265       276,800
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Convention Center Rev., 6.75%, 2019                                  250       258,760
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Industrial Development Authority, Economic Development,
                             AMBAC, 7%, 2007                                                                   300       340,632
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Industrial Development Authority, Economic Development,
                             AMBAC, 5.8%, 2009                                                                 400       458,900
---------------------------------------------------------------------------------------------------------------------------------
                             Philadelphia, PA, Industrial Development Authority, FSA, 5.125%, 2026           1,000     1,046,030
---------------------------------------------------------------------------------------------------------------------------------
                             Philadelphia, PA, Industrial Development Authority, FSA, 5.25%, 2030              750       786,225
---------------------------------------------------------------------------------------------------------------------------------
                             Philadelphia, PA, Industrial Development Authority, MBIA, 5.35%, 2012             500       553,115
---------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Buildings Authority, 5%, 2007                                1,585     1,732,310
---------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Finance Corp., 5.7%, 2025                                    1,000     1,099,840
---------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Finance Corp., RITES, AMBAC, 9.304%, 2013(+)+                  500       660,660
---------------------------------------------------------------------------------------------------------------------------------
                             State Public School Building Authority, Pennsylvania School
                             (Brandywine Heights), FGIC, 5%, 2019                                            1,000     1,069,350
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $10,076,892
---------------------------------------------------------------------------------------------------------------------------------
Student Loan Revenue - 1.3%  Pennsylvania Higher Education, Capital Acquistion Rev., MBIA, 5%, 2026         $1,500    $1,550,625
---------------------------------------------------------------------------------------------------------------------------------

Tax - Other - 0.5%           Pittsburgh & Allegheny County, PA, Sales Tax Rev. (Public Auditorium
                             Hotel Room), AMBAC, 5.25%, 2013                                                  $500      $557,535
---------------------------------------------------------------------------------------------------------------------------------

Tobacco - 0.4%               Childrens Trust Fund, Settlement Rev., PR, 5.375%, 2033                          $340      $335,325
---------------------------------------------------------------------------------------------------------------------------------
                             Tobacco Settlement Financing Corp., 5%, 2021                                      170       164,050
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $499,375
---------------------------------------------------------------------------------------------------------------------------------
Transportation - Special
Tax - 6.8%                   Allegheny County, PA, Port Authority Special Rev., FGIC, 5%, 2021                $750      $790,073
---------------------------------------------------------------------------------------------------------------------------------
                             Allegheny County, PA, Port Authority Special Rev., MBIA, 6.25%, 2009(++)          500       594,300
---------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Puerto Rico Highway & Transportation Authority,
                             5.5%, 2013                                                                        500       573,875
---------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Puerto Rico Highway & Transportation Authority,
                             MBIA, 5.5%, 2015                                                                  500       587,025
---------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Puerto Rico Highway & Transportation Authority,
                             ROLS, MBIA, 9.896%, 2020+(+)                                                    1,500     2,017,890
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Turnpike Commission, 5.5%, 2015                                      250       283,203
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Turnpike Commission, AMBAC, 5%, 2041                                 580       598,369
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Turnpike Commission, MBIA, 5%, 2024                                1,775     1,855,727
---------------------------------------------------------------------------------------------------------------------------------
                             Southeastern Pennsylvania Transportation Authority, Special Rev.,
                             FGIC, 5.25%, 2013                                                                 500       556,100
---------------------------------------------------------------------------------------------------------------------------------
                             Southeastern Pennsylvania Transportation Authority, Special Rev.,
                             FGIC, 5.375%, 2017                                                                500       548,890
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $8,405,452
---------------------------------------------------------------------------------------------------------------------------------
Universities - Colleges -    Allegheny County, PA, Higher Education Building Authority Rev.
9.9%                         (Duquesne University), FGIC, 5%, 2034                                          $1,500    $1,556,265
---------------------------------------------------------------------------------------------------------------------------------
                             Allegheny County, PA, (Carnegie Mellon University), 5.25%, 2032                   750       788,648
---------------------------------------------------------------------------------------------------------------------------------
                             Allegheny County, PA, (Chatham College), 5.95%, 2032                              335       351,787
---------------------------------------------------------------------------------------------------------------------------------
                             Cumberland County, PA, Municipal Authority (Dickinson College),
                             AMBAC, 5.55%, 2017                                                                535       591,919
---------------------------------------------------------------------------------------------------------------------------------
                             Delaware County, PA, Authority University Rev. (Villanova
                             University), FGIC, 5.25%, 2020                                                  1,000     1,089,470
---------------------------------------------------------------------------------------------------------------------------------
                             Delaware County, PA, Authority University Rev. (Villanova
                             University), FGIC, 5.25%, 2021                                                  1,000     1,084,620
---------------------------------------------------------------------------------------------------------------------------------
                             Lycoming County, PA, (College of Technology), AMBAC, 5.25%, 2032                  750       791,438
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Higher Educational Facilities Authority Rev. (Clarion
                             University Foundation), XLCA, 5%, 2023                                          1,000     1,049,260
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Higher Educational Facilities Authority Rev. (Drexel
                             University), 5.2%, 2032                                                           500       520,410
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Higher Educational Facilities Authority Rev.
                             (Independent Colleges & University), FGIC, 5%, 2024                             1,000     1,047,110
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Higher Educational Facilities Authority Rev. (Marywood
                             University), MBIA, 5.5%, 2018                                                     300       337,530
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Higher Educational Facilities Authority Rev. (Widener
                             University), 5.375%, 2029                                                         300       305,859
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Public School Building Authority (Delaware County
                             College), MBIA, 5.75%, 2016                                                       500       581,185
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania State University, 5%, 2029                                         1,000     1,041,110
---------------------------------------------------------------------------------------------------------------------------------
                             Union County, PA, Higher Educational Facilities Financing Authority,
                             University Rev. (Bucknell University), 5.25%, 2021                              1,000     1,079,800
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $12,216,411
---------------------------------------------------------------------------------------------------------------------------------
Universities -               Pennsylvania Economic Development Financing Authority (Germantown
Dormatories - 0.5%           Friends School Project), 5.35%, 2031                                             $600      $627,426
---------------------------------------------------------------------------------------------------------------------------------

Utilities - Cogeneration -   Carbon County, PA, Industrial Development Authority Rev. (Panther
0.2%                         Creek Partners), 6.65%, 2010                                                     $135      $147,776
---------------------------------------------------------------------------------------------------------------------------------
                             Pennsylvania Economic Development Financing Authority, Resources
                             Recovery Rev. (Northhampton Generating), 6.4%, 2009                               150       153,371
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $301,147
---------------------------------------------------------------------------------------------------------------------------------
Utilities - Municipal
Owned - 6.0%                 Guam Power Authority Rev., RITES, AMBAC, 9.043%, 2014(+)+                      $2,170    $2,659,543
---------------------------------------------------------------------------------------------------------------------------------
                             Philadelphia, PA, Gas Works Rev., 6%, 2013(++)                                  1,645     1,965,430
---------------------------------------------------------------------------------------------------------------------------------
                             Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), FSA,
                             5.25%, 2020                                                                     1,000     1,081,400
---------------------------------------------------------------------------------------------------------------------------------
                             Philadelphia, PA, Gas Works Rev., FSA, 5.5%, 2016                               1,000     1,120,890
---------------------------------------------------------------------------------------------------------------------------------
                             Philadelphia, PA, Gas Works Rev., FSA, 5.5%, 2018                                 500       559,335
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $7,386,598
---------------------------------------------------------------------------------------------------------------------------------
Water & Sewer Utility
Revenue - 9.6%               Allegheny County, PA, Sewer Rev., MBIA, 5.75%, 2017                              $750      $873,840
---------------------------------------------------------------------------------------------------------------------------------
                             Bucks County, PA, (Suburban Water Co.), FGIC, 5.55%, 2032                       1,000     1,063,800
---------------------------------------------------------------------------------------------------------------------------------
                             Delaware County, PA, Water Quality Control Authority, Sewer Rev.,
                             FGIC, 5%, 2017                                                                  1,000     1,067,540
---------------------------------------------------------------------------------------------------------------------------------
                             Delaware County, PA, Water Quality Control Authority, Sewer Rev.,
                             FGIC, 5%, 2018                                                                    750       794,603
---------------------------------------------------------------------------------------------------------------------------------
                             Fairview Township, PA, Sewer Rev., FGIC, 5.05%, 2018                              750       797,025
---------------------------------------------------------------------------------------------------------------------------------
                             Lancaster County, PA, Water & Sewer Authority Rev., MBIA, 5%, 2023              1,450     1,526,285
---------------------------------------------------------------------------------------------------------------------------------
                             Lancaster County, PA, Water & Sewer Authority Rev., MBIA, 5%, 2028                440       458,071
---------------------------------------------------------------------------------------------------------------------------------
                             Luzerne County, PA, Industrial Development Authority, 6.05%, 2019                 300       307,680
---------------------------------------------------------------------------------------------------------------------------------
                             Philadelphia, PA, Water Rev., 5.5%, 2014                                        1,000     1,072,170
---------------------------------------------------------------------------------------------------------------------------------
                             Philadelphia, PA, Water Rev., FGIC, 5.25%, 2014                                   985     1,111,228
---------------------------------------------------------------------------------------------------------------------------------
                             Philadelphia, PA, Water Rev., MBIA, 6.25%, 2012                                   550       664,736
---------------------------------------------------------------------------------------------------------------------------------
                             University Area Joint Authority, Sewer Rev., MBIA, 5%, 2023                     1,500     1,562,370
---------------------------------------------------------------------------------------------------------------------------------
                             Virgin Islands Water & Power Authority Rev., ASST GTY, 5.3%, 2018                 500       539,040
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $11,838,388
---------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $114,746,060)                                                               $122,409,401
---------------------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.5%
---------------------------------------------------------------------------------------------------------------------------------
                             Allegheny County, PA, Hospital Development Authority Rev.
                             (Presbyterian University Hospital), due 4/07/04                                $1,400    $1,400,000
---------------------------------------------------------------------------------------------------------------------------------
                             Allegheny County, PA, Hospital Development Authority Rev.
                             (Presbyterian University Hospital), due 4/07/04                                   200       200,000
---------------------------------------------------------------------------------------------------------------------------------
                             New Castle, PA, Area Hospital Authority (Jameson Memorial Hospital),
                             due 4/07/04                                                                       325       325,000
---------------------------------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                                                  $1,925,000
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $116,671,060)                                                                   $124,334,401
---------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (0.6)%                                                                                 (771,220
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                                 $123,563,181
---------------------------------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF FUND INVESTMENTS - 3/31/04                        MFS(R) SOUTH CAROLINA MUNICIPAL BOND
---------------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.1%
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                                                                                                         PRINCIPAL
                                                                                                            AMOUNT
                             ISSUER                                                                  (000 Omitted)       $ VALUE
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
Airport & Port
Revenue - 3.2%               Horry County, SC, "A", FSA, 5.7%, 2027                                         $2,250    $2,387,565
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                             Richland Lexington, SC, Airport Rev. (Columbia Airport), "A", AMBAC,
                             5.7%, 2026                                                                      1,000     1,046,500
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                             Richland Lexington, SC, Airport Rev. (Columbia Airport), "A", FSA,
                             5%, 2026                                                                        1,000     1,030,390
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                             South Carolina State Ports Authority Rev., FSA, 5%, 2016                        1,000     1,065,540
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                                                                                                                      $5,529,995
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Chemicals - 0.5%             York County, SC, Industrial Rev., Exempt Facilities Hoechst
                             Celanese, 5.7%, 2024                                                             $850      $838,857
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General Obligations -
General Purpose - 8.1%       Berkeley County, SC, Refunding & Improvement, FSA, 5%, 2024                    $1,560    $1,635,582
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                             Commonwealth of Puerto Rico, RITES, 9.5771%, 2018 - 2019+(+)                    3,750     4,750,155
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                             Commonwealth of Puerto Rico, RITES, MBIA, 10.0771%, 2020+(+)                    2,000     2,661,000
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                             Hilton Head Island, SC, Public Facilities Corp., AMBAC, 5.75%, 2014             1,750     1,854,125
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                             Hilton Head Island, SC, Rev., MBIA, 5.125%, 2022                                1,000     1,068,990
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                             Horry County, SC, Hospital Fee Special Obligation, 6%, 2015                       915     1,050,329
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                             Richard Lexington Riverbanks, SC, Parks District, FGIC, 5.8%, 2018              1,000     1,143,570
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                                                                                                                     $14,163,751
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General Obligations -
Improvement - 1.3%           Beaufort County, SC, FGIC, 5.25%, 2018                                         $1,000    $1,081,410
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                             Commonwealth of Puerto Rico, RITES, FSA, 10.6246%, 2016+(+)                       850     1,155,626
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                                                                                                                      $2,237,036
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General Obligations -
Schools - 10.0%              Anderson County, SC, School District, "B", 5.5%, 2018                          $1,465    $1,653,589
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                             Beaufort County, SC, School District, "B", 5.625%, 2018                         2,000     2,237,200
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                             Charleston County, SC, School District, "B", 5%, 2019                             735       783,503
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                             Chesterfield County, SC, School District, FSA, 5%, 2023                         3,000     3,139,710
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                             Georgetown County, SC, School District, 5.25%, 2018 - 2019                      2,500     2,721,815
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                             Orangeburg County, SC, Consolidated School District, FSA, 5.25%, 2020           1,065     1,155,355
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                             Orangeburg County, SC, Consolidated School District, FSA, 5.375%, 2022          2,050     2,231,138
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                             Richland County, SC, School District, 5.1%, 2021                                1,750     1,853,145
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                             Spartanburg County, SC, School District 7, 5%, 2019                             1,620     1,769,704
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                                                                                                                     $17,545,159
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Healthcare Revenue -
Hospitals - 15.3%            Charleston County, SC (Care Alliance Health Services), "A", FSA, 5%, 2019      $1,000    $1,065,090
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                             Charleston County, SC, Hospital Facilities Rev. (Medical Society
                             Health), MBIA, 5%, 2022(++)                                                     2,450     2,456,076
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                             Greenville, SC, Hospital Systems, Hospital Facilities Rev., 6%, 2020            3,400     3,987,554
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                             Greenwood County, SC, Hospital Facilities Rev. (Self Memorial
                             Hospital), 5.5%, 2021                                                           1,000     1,038,540
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                             Greenwood County, SC, Hospital Facilities Rev. (Self Regional
                             Heathcare), "A", FSA, 5%, 2017                                                  1,000     1,077,880
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                             Horry County, SC, Hospital Facilities Rev. (Conway Hospital, Inc.),
                             6.75%, 2012                                                                       785       795,723
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                             Lexington County, SC, Health Services District, Inc., Hospital Rev.,
                             Refunding & Improvement, 5.5%, 2032                                             1,000     1,035,900
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                             Lexington County, SC, Health Services District, Inc., Hospital Rev.,
                             Refunding & Improvement, FSA, 5.125%, 2021                                     $1,500    $1,587,645
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                             South Carolina Jobs & Economic Development Authority, Hospital
                             Facilities Rev. (Anderson Area Medical Center, Inc.), MBIA, 5.25%, 2015         1,750     1,877,418
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                             South Carolina Jobs & Economic Development Authority, Hospital
                             Facilities Rev. (Georgetown Memorial Hospital), ASST GTY, 5.25%, 2021           1,500     1,581,915
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                             South Carolina Jobs & Economic Development Authority, Hospital
                             Facilities Rev. (Bon Secours Health Systems, Inc.), "A", 5.625%, 2030           1,250     1,273,725
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                             South Carolina Jobs & Economic Development Authority, Hospital
                             Facilities Rev. (Georgetown Memorial Hospital), AMBAC, 6%, 2014                 1,000     1,183,840
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                             South Carolina Jobs & Economic Development Authority, Hospital
                             Facilities Rev. (Georgetown Memorial Hospital), AMBAC, 5%, 2023                 1,000     1,031,890
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                             South Carolina Jobs Economic Development Authority, Hospital
                             Facililties Rev. (Palmetto Health Alliance), 6.25%, 2031                          750       792,578
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                             Spartanburg County, SC, Health Service Rev., AMBAC, 5.3%, 2020 - 2025           3,500     3,650,040
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                             Spartanburg County, SC, Health Service Rev., FSA, 5.25%, 2032                   2,250     2,365,988
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                                                                                                                     $26,801,802
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Healthcare Revenue - Long    Greenville County, SC, Hospital Rev., 1st Mortgage Facilities
Term Care - 0.8%             Chestnut Hill, "A", 8%, 2015                                                   $1,585    $1,417,006
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Industrial Revenue -         Calhoun County, SC, Solid Waste Disposal Facilities Rev. (Carolina
Other - 0.7%                 Eastman Co.), 6.75%, 2017(++)                                                  $1,000    $1,284,250
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Industrial Revenue -         Darlington County, SC, Industrial Development Rev. (Sonoco Products
Paper - 2.0%                 Co.), 6.125%, 2025                                                             $1,500    $1,573,830
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                             Florence County, SC, Industrial Development Rev. (Stone Container
                             Corp.), 7.375%, 2007                                                              335       339,439
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                             Georgetown County, SC, Environmental Improvement Rev. (International
                             Paper), "A", 5.3%, 2028                                                           500       498,725
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                             Richland County, SC, Environmental Improvement Rev. (International
                             Paper), "A", 6.1%, 2023                                                         1,000     1,079,750
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                                                                                                                      $3,491,744
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Miscellaneous Revenue -
Entertainment &              South Carolina Jobs & Economic Development Authority (Myrtle Beach
Tourism - 1.1%               Convention), "B", MBIA, 5.125%, 2018 - 2020                                    $1,795    $1,915,912
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Multi-Family Housing         South Carolina Housing, Finance & Development Authority (Hunting
Revenue - 1.4%               Ridge Apartments), 6.75%, 2025                                                 $1,000    $1,030,910
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                             South Carolina Housing, Finance & Development Authority (Runaway Bay
                             Apartments), 6.125%, 2015                                                       1,300     1,356,121
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                                                                                                                      $2,387,031
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Single Family Housing -      South Carolina Housing, Finance & Development Authority Rev., "A",
State - 2.1%                 AMBAC, 4.85%, 2023                                                               $985      $981,326
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                             South Carolina Housing, Finance & Development Authority Rev., "A-2",
                             FSA, 6%, 2020                                                                     560       567,986
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                             South Carolina Housing, Finance & Development Authority Rev., "A-2",
                             FSA, 5.35%, 2024                                                                2,000     2,049,640
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                                                                                                                      $3,598,952
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State & Local
Appropriation - 8.6%         Berkeley County, SC, School District, 5%, 2020                                 $2,000    $2,124,780
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                             Berkeley County, SC, School District (Berkeley School Facilities
                             Group, Inc.), AMBAC, 5%, 2016                                                     500       538,230
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                             Greenville County, SC (University Center), "A", AMBAC, 5.25%, 2019              1,000     1,079,950
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                             Greenville County, SC, Public Facilities Corp., Certificates of
                             Participation (Courthouse Project), AMBAC, 5%, 2017                             1,695     1,826,464
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                             North Charleston, SC, Municipal Golf Course Mortgage Rev., AMBAC,
                             5.5%, 2019(++)                                                                  1,000     1,158,660
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                             Puerto Rico Public Finance Corp., 5.75%, 2030                                   1,000     1,070,470
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                             Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041%, 2013 -
                             2019+(+)                                                                        2,675     3,526,445
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                             Richland County, SC, Certificates of Participation, 0%, 2005                    1,160     1,148,458
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                             Richland County, SC, Certificates of Participation, FGIC, 0%, 2006              1,160     1,125,780
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                             South Carolina Water Resources Authority Rev. (Local Government
                             Program), "A", 7.25%, 2020                                                        685       691,624
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                             Spartanburg, SC, Public Facilities Corp. (Renaissance Park), AMBAC,
                             5.125%, 2025                                                                      685       718,229
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                                                                                                                     $15,009,090
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Tax - Other - 0.6%           Virgin Islands Public Finance Authority, FSA, 5.25%, 2021                      $1,000    $1,096,880
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Tobacco - 0.6%               South Carolina Tobacco Settlement Rev. Management Authority, 6.375%, 2028      $1,000      $960,050
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Transportation - Special     South Carolina Transportation Infrastructure Rev., "A", AMBAC,
Tax - 0.9%                   5.375%, 2018                                                                   $1,000    $1,102,020
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                             South Carolina Transportation Infrastructure Rev., "A", AMBAC, 5%, 2023           500       522,230
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                                                                                                                      $1,624,250
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Universities - Colleges -
8.1%                         Clemson University, University Rev., AMBAC, 6.25%, 2015                        $1,250    $1,472,263
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                             Coastal Carolina University, SC, Rev., MBIA, 6.875%, 2026(++)                   1,000     1,029,220
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                             College Charleston, SC, Higher Education Facility Rev., "A", FGIC,
                             5.25%, 2028                                                                     2,435     2,583,559
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                             Greenville County, SC, Certificates of Participation, Greenville
                             Technical College, AMBAC, 5%, 2017                                              1,000     1,071,470
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                             South Carolina Educational Facilities Authority (Furman University),
                             AMBAC, 5.375%, 2020                                                             1,245     1,367,284
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                             South Carolina Educational Facilities Authority (Furman University),
                             AMBAC, 5.5%, 2030                                                               2,000     2,204,640
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                             South Carolina Jobs & Economic Development Authority, Student
                             Housing Rev. (FMU Francis Marion University), "A", MBIA, 5%, 2034               1,945     2,028,577
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                             University of South Carolina, University Rev., "A", FGIC, 5.625%, 2020          1,555     1,759,374
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                             University of South Carolina, University Rev., MBIA, 5.75%, 2026                  515       561,613
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                                                                                                                     $14,078,000
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Utilities - Municipal        Camden, SC, Public Utility Rev., Refunding & Improvement, MBIA,
Owned - 10.8%                5.5%, 2017                                                                     $1,500    $1,665,345
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                             Easley, SC, Utility Rev., FSA, 5.25%, 2019                                      1,315     1,443,646
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                             Easley, SC, Utility Rev., FSA, 5%, 2021 - 2027                                  2,000     2,109,750
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                             Greenwood, SC, Combined Public Utility, Refunding & Improvement
                             Systems, MBIA, 5%, 2021 - 2023                                                    475       501,411
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                             Orangeburg County, SC, Solid Waste Disposal Facilities Rev.,
                             Electric & Gas, 5.7%, 2024                                                      2,000     2,016,740
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                             Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 2021                         4,600     5,732,106
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                             Puerto Rico Electric Power Authority, RITES, FSA, 9.0063%, 2015+(+)            $1,000    $1,219,140
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                             South Carolina Public Service Authority, "A", MBIA, 5.5%, 2018                    200       224,564
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                             South Carolina Public Service Authority, "B", AMBAC, 5.5%, 2023                 1,000     1,082,600
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                             South Carolina Public Service Authority, "B", FGIC, 5.875%, 2023                  500       544,495
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                             South Carolina Public Service Authority, "B", FSA, 5.125%, 2037                 1,500     1,555,740
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                             South Carolina Public Service Authority, "D", FSA, 5%, 2018                       750       803,303
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                                                                                                                     $18,898,840
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Water & Sewer Utility
Revenue - 21.0%              Anderson County, SC, Joint Municipal Water, FSA, 5%, 2032                      $1,000    $1,035,720
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                             Anderson, SC, Water & Sewer Systems Rev., FGIC, 5.125%, 2032                    2,000     2,097,180
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                             Anderson, SC, Water & Sewer Systems Rev., MBIA, 5%, 2021                        1,690     1,799,766
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                             Charleston, SC, Waterworks & Sewer Rev., Capital Improvement, "B",
                             5%, 2028                                                                        1,000     1,041,820
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                             Charleston, SC, Waterworks & Sewer Rev., Refunding Systems, 5.25%, 2018         1,000     1,092,570
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                             Columbia, SC, Waterworks & Sewer Systems Rev., 0%, 2005 - 2006                 11,575    11,273,560
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                             Columbia, SC, Waterworks & Sewer Systems Rev., 6%, 2015(++)                     2,000     2,356,840
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                             Greenville, SC, Stormwater Systems, FSA, 5%, 2022                                 595       630,004
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                             Greenville, SC, Waterworks Rev., 5.25%, 2020                                      860       937,460
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                             Greenville, SC, Waterworks Rev., 5.5%, 2022                                     1,000     1,100,450
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                             Puerto Rico Aqueduct & Sewer Authority Rev., 9%, 2009(++)                         530       571,149
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                             Rock Hill, SC, Utility Systems Rev., Refunding & Improvement, "A",
                             FSA, 5.375%, 2023                                                                 500       540,805
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                             Spartanburg, SC, San Sewer District, Sewer Systems Rev., "B", MBIA,
                             5%, 2034                                                                        3,000     3,124,710
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                             Spartanburg, SC, Waterworks Rev., FGIC, 6.05%, 2018(++)                         2,750     3,020,518
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                             Western Carolina Regional Sewer Authority Rev., AMBAC, 0%, 2007                 4,000     3,770,920
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                             York County, SC, Water & Sewer Rev., Refunding & Capital
                             Improvement, MBIA, 5%, 2024 - 2027                                              2,270     2,372,624
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                                                                                                                     $36,766,096
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Total Municipal Bonds (Identified Cost, $154,160,925)                                                               $169,644,701
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Floating Rate Demand Notes - 0.9%
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                             California State, Department of Water Resources, Power Supply Rev.,
                             due 4/01/04                                                                    $1,500    $1,500,000
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                             Sevier County, TN, Public Building Authority (Local Government
                             Public Improvement), due 4/07/04                                                  100       100,000
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Total Floating Rate Demand Notes, at Identified Cost                                                                  $1,600,000
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Total Investments (Identified Cost, $155,760,925)                                                                   $171,244,701
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Other Assets, Less Liabilities - 2.0%                                                                                  3,483,385
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Net Assets - 100.0%                                                                                                 $174,728,086
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SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

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PORTFOLIO OF INVESTMENTS - 3/31/04                           MFS(R) TENNESSEE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.3%
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                                                                                                         PRINCIPAL
                                                                                                            AMOUNT
                             ISSUER                                                                  (000 Omitted)       $ VALUE
---------------------------------------------------------------------------------------------------------------------------------
Airport & Port               Memphis-Shelby County, TN, Airport Authority Facilities Rev., AMBAC,
Revenue - 2.0%               6%, 2024                                                                       $1,165    $1,292,894
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                             Memphis-Shelby County, TN, Airport Authority Facilities Rev., FSA,
                             5.125%, 2021                                                                    1,500     1,552,275
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                                                                                                                      $2,845,169
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General Obligations -
General Purpose - 11.9%      Commonwealth of Puerto Rico, 5.4%, 2006(++)                                    $3,000    $3,307,140
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                             Commonwealth of Puerto Rico, Refunding Public Improvement, FSA, 5%, 2024        2,000     2,095,080
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                             Dickson County, TN, FGIC, 5%, 2019                                              1,430     1,548,890
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                             Knox County, TN, Health, Education & Housing Facilities Board Rev.,
                             5%, 2018                                                                        1,500     1,619,355
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                             Lincoln County, TN, FGIC, 5.25%, 2017 - 2018                                    2,085     2,360,927
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                             Lincoln County, TN, School Improvement, FGIC, 5.8%, 2007(++)                    2,000     2,256,360
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                             Memphis, TN, 5%, 2017                                                           1,455     1,634,474
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                             Putnam County, TN, FGIC, 5.25%, 2020                                            2,000     2,260,260
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                                                                                                                     $17,082,486
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General Obligations -
Improvement - 5.9%           Chattanooga, TN, Public Improvement, 5%, 2021                                  $2,570    $2,718,983
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                             Knoxville, TN, Public Improvement, 5%, 2024                                       350       363,209
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                             Knoxville, TN, Recreational Facilities Improvement, 5.5%, 2017                    645       721,394
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                             State of Tennessee, FSA, 5%, 2018                                               1,000     1,077,500
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                             Williamson County, TN, Public Improvement, 5.375%, 2010(++)                     1,500     1,715,880
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                             Williamson County, TN, Public Improvement, 5%, 2018                             1,760     1,893,338
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                                                                                                                      $8,490,304
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General Obligations -
Schools - 17.1%              Fayette County, TN, School District, MBIA, 5.6%, 2008(++)                      $1,215    $1,372,270
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                             Franklin, TN, Special School District, Capital Appreciation, FSA,
                             0%, 2020                                                                        2,000       959,800
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                             Gibson County, TN, School District, MBIA, 5.75%, 2009(++)                         455       527,422
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                             Gibson County, TN, School District, MBIA, 5.75%, 2016                             190       216,070
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                             Giles County, TN, School Improvement, FGIC, 5.75%, 2010(++)                     1,980     2,306,740
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                             Greene County, TN, Rural School, FGIC, 5%, 2020 - 2021                          2,540     2,675,497
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                             Milan, TN, Special School District, MBIA, 5%, 2021                              1,000     1,050,470
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                             Roane County, TN, Rural School, FGIC, 5.6%, 2019 - 2020                         1,890     2,133,337
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                             Rutherford County, TN, School & Public Improvement, 5%, 2022                    1,510     1,582,661
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                             Rutherford County, TN, School District, 5.875%, 2010(++)                        1,100     1,293,930
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                             Rutherford County, TN, School Improvement, 0%, 2007(++)                         1,500       893,580
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                             Rutherford County, TN, School Improvement, 5.875%, 2010(++)                     2,000     2,352,600
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                             Rutherford County, TN, School Improvement, 5%, 2020                             1,000     1,051,710
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                             State of Tennessee, School Bond Authority (Higher Education
                             Facilities), FSA, 5%, 2017                                                      1,000     1,074,270
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                             State of Tennessee, School Bond Authority (Higher Education
                             Facilities), FSA, 5.25%, 2029                                                   3,000     3,182,490
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                             Williamson County, TN, Rural School, 6.125%, 2010(++)                           1,575     1,865,714
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                                                                                                                     $24,538,561
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Healthcare Revenue -         Jackson, TN, Hospital Rev. (Jackson-Madison County General
Hospitals - 11.3%            Hospital), AMBAC, 5%, 2018                                                     $1,000    $1,066,110
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                             Johnson City, TN, Health & Education Financing Authority Rev.
                             (Johnson City Medical Center Hospital), MBIA, 5.25%, 2016(++)                   1,375     1,414,779
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                             Johnson City, TN, Health & Education Financing Authority Rev.
                             (Johnson City Medical Center Hospital), MBIA, 5%, 2018                          1,500     1,596,045
---------------------------------------------------------------------------------------------------------------------------------
                             Knox County, TN, Health Educational Housing Facilities Board,
                             Hospital Facilities Rev. (Baptist Health Systems), 6.5%, 2031                     800       832,344
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                             Knox County, TN, Health, Education & Housing Facilities Board Rev.
                             (Catholic Healthcare Partners), 5.25%, 2030                                     1,000     1,031,390
---------------------------------------------------------------------------------------------------------------------------------
                             Knox County, TN, Health, Education & Housing Facilities Board Rev.
                             (East Tennessee Children's Hospital), 5.75%, 2033                                 450       455,918
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                             Knox County, TN, Health, Education & Housing Facilities Board Rev.
                             (Fort Sanders), MBIA, 5.75%, 2014                                               3,250     3,803,800
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                             Knox County, TN, Health, Education & Housing Facilities Board Rev.,
                             FSA, 5%, 2022                                                                   1,000     1,044,780
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                             Metropolitan Government of Nashville & Davidson County, TN, Health,
                             Educational & Housing Facilities Board Rev. (Adventist Health
                             System), 5.25%, 2020                                                            1,000     1,012,500
---------------------------------------------------------------------------------------------------------------------------------
                             Shelby County, TN, Health Educational & Housing Facilities Board
                             Rev. (St. Judes Children's Research), 5.5%, 2020                                1,750     1,850,380
---------------------------------------------------------------------------------------------------------------------------------
                             Shelby County, TN, Health, Educational & Housing Facilities Board
                             Rev. (Methodist Healthcare), 6.5%, 2021                                         1,000     1,106,600
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                             Springfield, TN, Health & Higher Educational Facilities Hospital
                             Rev. (Northcrest Medical Center), 5.25%, 2013                                   1,000     1,026,500
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $16,241,146
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Healthcare Revenue - Long    Shelby County, TN, Health Educational Rev. (Germantown Village),
Term Care - 0.6%             7.25%, 2034                                                                      $500      $502,820
--------------------------------------------------------------------------------------------------------------------------------
                             Shelby County, TN, Nursing Home Rev. (Beverly Enterprises, Inc.),
                             7.4%, 2011                                                                        270       270,232
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $773,052
--------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -
Other - 2.0%                 Hardeman County, TN, Correctional Facilities Corp., 7.75%, 2017                $1,000    $1,049,480
--------------------------------------------------------------------------------------------------------------------------------
                             Humphreys County, TN, Industrial Rev. (Board Inland Container
                             Corp.), 6.7%, 2024                                                              1,750     1,792,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,841,480
--------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         McMinn County, TN, Industrial Development Board, Pollution Control
Paper - 0.7%                 Rev. (Bowater, Inc.), 7.625%, 2016                                             $1,000    $1,001,510
--------------------------------------------------------------------------------------------------------------------------------

Industrial Revenue -         Bristol, TN, Industrial Development Authority Rev. (Kmart Corp.),
Retail - 0.7%                7.5%, 2004(++)                                                                   $875      $916,554
--------------------------------------------------------------------------------------------------------------------------------

Miscellaneous Revenue -
Entertainment &              Memphis-Shelby County, TN (Memphis Sports Arena), AMBAC, 5.125%,
Tourism - 2.7%               2028                                                                           $2,000    $2,097,140
--------------------------------------------------------------------------------------------------------------------------------
                             Memphis-Shelby County, TN (Memphis Sports Arena), AMBAC, 5.35%, 2029            1,665     1,792,056
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,889,196
--------------------------------------------------------------------------------------------------------------------------------
Multi-Family Housing         Chattanooga, TN, Health, Educational & Housing Facilities (Rainbow
Revenue - 4.0%               Creek), GNMA, 6.125%, 2019                                                       $465      $497,862
--------------------------------------------------------------------------------------------------------------------------------
                             Franklin, TN, Industrial Development Rev. (Landings Apartments),
                             FSA, 6%, 2026                                                                   1,000     1,044,640
--------------------------------------------------------------------------------------------------------------------------------
                             Franklin, TN, Industrial Development Rev. (Sussex Downs), FHA,
                             6.75%, 2004(++)                                                                 1,000     1,039,010
--------------------------------------------------------------------------------------------------------------------------------
                             Memphis, TN, Health & Educational Facilities Board Rev. (Hickory
                             Point Apartments), MBIA, 5.85%, 2020                                            1,000     1,048,270
--------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Government of Nashville & Davidson County, TN, Health,
                             Educational & Housing Facilities Board Rev. (Berkshire Place), GNMA,
                             6%, 2023                                                                          500       523,465
--------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Government of Nashville & Davidson County, TN, Health,
                             Educational & Housing Facilities Board Rev. (Herman Street), FHA,
                             7.25%, 2032                                                                       495       501,192
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Housing Finance Authority, 5%, 2020                                 1,000     1,062,180
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,716,619
--------------------------------------------------------------------------------------------------------------------------------
Single Family Housing -
State - 8.9%                 Tennessee Housing Development Agency Mortgage Finance, 5.2%, 2023              $1,500    $1,547,625
--------------------------------------------------------------------------------------------------------------------------------
                             Tennessee Housing Development Agency Mortgage Finance, 5.35%, 2034              2,000     2,028,940
--------------------------------------------------------------------------------------------------------------------------------
                             Tennessee Housing Development Agency Rev., Homeownership Program,
                             5.45%, 2014                                                                     2,535     2,658,936
--------------------------------------------------------------------------------------------------------------------------------
                             Tennessee Housing Development Agency Rev., Homeownership Program,
                             4.45%, 2017                                                                     1,305     1,303,643
--------------------------------------------------------------------------------------------------------------------------------
                             Tennessee Housing Development Agency Rev., Homeownership Program,
                             4.55%, 2018                                                                     1,265     1,263,620
--------------------------------------------------------------------------------------------------------------------------------
                             Tennessee Housing Development Agency Rev., Homeownership Program,
                             6%, 2020                                                                          625       650,138
--------------------------------------------------------------------------------------------------------------------------------
                             Tennessee Housing Development Agency Rev., Homeownership Program,
                             5.05%, 2027                                                                     1,000     1,011,340
--------------------------------------------------------------------------------------------------------------------------------
                             Tennessee Housing Development Agency Rev., Homeownership Program,
                             FSA, 5.4%, 2032                                                                   930       947,196
--------------------------------------------------------------------------------------------------------------------------------
                             Tennessee Housing Development Agency Rev., Homeownership Program,
                             FSA, 4.15%, 2033                                                                  905       912,321
--------------------------------------------------------------------------------------------------------------------------------
                             Tennessee Housing Development Agency Rev., Homeownership Program,
                             MBIA, 6.125%, 2020                                                                410       425,859
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $12,749,618
--------------------------------------------------------------------------------------------------------------------------------
State & Local
Appropriation - 3.1%         Chattanooga,TN, Industrial Development Board, AMBAC, 5.75%, 2018               $1,000    $1,153,430
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Finance Corp., 5.5%, 2021                                    1,000     1,139,770
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Finance Corp., 5.75%, 2030                                   2,000     2,140,940
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,434,140
--------------------------------------------------------------------------------------------------------------------------------
Tax - Other - 0.5%           Virgin Islands Public Finance Authority Rev., 5.875%, 2018                       $730      $759,134
--------------------------------------------------------------------------------------------------------------------------------

Tobacco - 0.7%               Guam Economic Development Authority, 5.5%, 2041                                  $350      $338,783
--------------------------------------------------------------------------------------------------------------------------------
                             Tobacco Settlement Financing Corp., 5%, 2031                                      750       683,723
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,022,506
--------------------------------------------------------------------------------------------------------------------------------
Universities - Colleges -    Metropolitan Government of Nashville & Davidson County, TN, Health,
4.2%                         Educational & Housing Facilities Board Rev. (McKendree Village,
                             Inc.),
                             5.125%, 2020                                                                   $1,000    $1,041,800
--------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Government of Nashville & Davidson County, TN, Health,
                             Educational & Housing Facilities Board Rev. (Meharry Medical
                             College), AMBAC, 5%, 2024                                                       3,750     3,882,863
--------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Government of Nashville & Davidson County, TN, Health,
                             Educational & Housing Facilities Board Rev. (Vanderbilt University),
                             5%, 2019                                                                        1,000     1,056,690
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,981,353
--------------------------------------------------------------------------------------------------------------------------------
Utilities - Municipal
Owned - 6.8%                 Dickson, TN, Electrical Systems Rev., FSA, 5%, 2016                            $1,490    $1,640,833
--------------------------------------------------------------------------------------------------------------------------------
                             Jackson, TN, Electrical Systems Rev., MBIA, 5%, 2018                            1,000     1,048,850
--------------------------------------------------------------------------------------------------------------------------------
                             Lawrenceburg, TN, Electrical Rev., MBIA, 5.5%, 2009(++)                         1,255     1,445,409
--------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Government of Nashville & Davidson County, TN,
                             Electrical Rev., 5.125%, 2021                                                   1,500     1,592,070
--------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Government of Nashville & Davidson County, TN,
                             Electrical Rev., MBIA, 0%, 2012                                                 3,305     2,440,974
--------------------------------------------------------------------------------------------------------------------------------
                             West Knox County Utility District, TN, Water & Sewer Rev.
                             (Hallsdale-Powell), FGIC, 5%, 2027                                              1,500     1,557,570
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $9,725,706
--------------------------------------------------------------------------------------------------------------------------------
Water & Sewer Utility
Revenue - 15.2%              Clarksville, TN, Water, Sewer & Gas Rev., FSA, 5%, 2022                          $445      $464,807
--------------------------------------------------------------------------------------------------------------------------------
                             Harpeth Valley, TN, Utilities Improvements Rev., MBIA, 5.05%, 2020              1,925     2,040,943
--------------------------------------------------------------------------------------------------------------------------------
                             Hendersonville, TN, Utilities Improvement Rev., FGIC, 5.5%, 2018                1,125     1,255,556
--------------------------------------------------------------------------------------------------------------------------------
                             Madison, TN, Utility Waterworks Rev., MBIA, 5%, 2019                            2,750     2,900,288
--------------------------------------------------------------------------------------------------------------------------------
                             Memphis, TN, Sewage Systems Rev., 5.75%, 2016 - 2020                            2,520     2,827,410
--------------------------------------------------------------------------------------------------------------------------------
                             Rutherford County, TN, Water Rev., MBIA, 5%, 2027                                 770       810,494
--------------------------------------------------------------------------------------------------------------------------------
                             West Knox Utility District, TN, Water & Sewer Rev., MBIA, 0%, 2004 -
                             2007(++)                                                                        5,760     5,516,641
--------------------------------------------------------------------------------------------------------------------------------
                             White House Utility District, TN, Water & Sewer Rev. (Robertson &
                             Sumner Counties Waterworks), FGIC, 0%, 2014                                     3,590     2,443,605
--------------------------------------------------------------------------------------------------------------------------------
                             White House Utility District, TN, Water & Sewer Rev. (Robertson &
                             Sumner Counties Waterworks), FSA, 6%, 2010(++)                                  1,000     1,176,050
--------------------------------------------------------------------------------------------------------------------------------
                             White House Utility District, TN, Water & Sewer Rev. (Robertson &
                             Sumner Counties Waterworks), FSA, 5%, 2021 - 2032                               2,300     2,390,581
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $21,826,375
--------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $130,145,968)                                                               $140,834,909
--------------------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.3%
--------------------------------------------------------------------------------------------------------------------------------
                             Knoxville, TN, Utilities Board Rev., due 4/01/04                                 $190      $190,000
--------------------------------------------------------------------------------------------------------------------------------
                             Sevier County, TN, Public Building Authority, due 4/07/04                       1,245     1,245,000
--------------------------------------------------------------------------------------------------------------------------------
                             South Blount County, TN, Utility District Rev., due 4/01/04                       400       400,000
--------------------------------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                                                  $1,835,000
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $131,980,968)                                                                   $142,669,909
--------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.4%                                                                                    626,073
--------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                                 $143,295,982
--------------------------------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 3/31/04                             MFS(R) VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------


The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.2%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
                                                                                                            AMOUNT
                             ISSUER                                                                  (000 Omitted)       $ VALUE
--------------------------------------------------------------------------------------------------------------------------------
Airport & Port               Metropolitan Washington, DC, Airport Authority Rev., "A", FGIC,
Revenue - 7.1%               5.125%, 2024                                                                   $1,000    $1,039,530
--------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Washington, DC, Airport Authority Rev., "A", FGIC, 5%,
                             2025                                                                              705       725,600
--------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Washington, DC, Airport Authority Rev., "B", 5.5%, 2016            2,465     2,627,320
--------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Washington, DC, Airport Authority Rev., "B", 5.75%,
                             2020                                                                           11,000    11,739,090
--------------------------------------------------------------------------------------------------------------------------------
                             Metropolitan Washington, DC, Airport Authority Rev., "B", MBIA, 5%,
                             2018                                                                            2,000     2,065,640
--------------------------------------------------------------------------------------------------------------------------------
                             Norfolk, VA, Airport Authority Rev., "A", FGIC, 5.375%, 2017                    1,755     1,937,889
--------------------------------------------------------------------------------------------------------------------------------
                             Norfolk, VA, Airport Authority Rev., "A", FGIC, 5%, 2022                        3,000     3,123,600
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Resources Authority, Airport Rev., "B", 5.125%, 2027                     720       741,427
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $24,000,096
--------------------------------------------------------------------------------------------------------------------------------
General Obligations -
General Purpose - 1.0%       Bristol, VA, MBIA, 5.3%, 2018                                                  $1,250    $1,368,113
--------------------------------------------------------------------------------------------------------------------------------
                             Lebanon, VA, 6.375%, 2006(++)                                                   1,625     1,819,756
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,187,869
--------------------------------------------------------------------------------------------------------------------------------
General Obligations -
Improvement - 14.7%          Alexandria, VA, Public Improvement, 5.5%, 2018                                 $2,980    $3,382,985
--------------------------------------------------------------------------------------------------------------------------------
                             Chesterfield County, VA, 5%, 2020                                               2,015     2,138,338
--------------------------------------------------------------------------------------------------------------------------------
                             Chesterfield County, VA, 6%, 2020                                               1,900     2,236,585
--------------------------------------------------------------------------------------------------------------------------------
                             Hampton, VA, Public Improvement, 6%, 2018                                       3,280     3,849,113
--------------------------------------------------------------------------------------------------------------------------------
                             Hampton, VA, Public Improvement, 6%, 2019                                       3,480     4,073,618
--------------------------------------------------------------------------------------------------------------------------------
                             Loudoun County, VA, Public Improvement, "B", 5.375%, 2016                       2,650     2,950,484
--------------------------------------------------------------------------------------------------------------------------------
                             Lynchburg, VA, Public Improvement, 5.6%, 2020                                   1,765     1,993,179
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Municipal Finance Agency, RITES, FSA, 10.6246%, 2016+(+)            1,105     1,502,314
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Municipal Finance Agency, RITES, FSA, 9.6169%, 2017+(+)               615       783,239
--------------------------------------------------------------------------------------------------------------------------------
                             Richmond, VA, 0%, 2006                                                          1,000       974,130
--------------------------------------------------------------------------------------------------------------------------------
                             Richmond, VA, 0%, 2006                                                          2,500     2,435,325
--------------------------------------------------------------------------------------------------------------------------------
                             Richmond, VA, 0%, 2008                                                          2,000     1,824,900
--------------------------------------------------------------------------------------------------------------------------------
                             Richmond, VA, "A", FSA, 5.125%, 2024                                            5,000     5,233,700
--------------------------------------------------------------------------------------------------------------------------------
                             Richmond, VA, "B", 0%, 2007                                                     5,280     4,982,314
--------------------------------------------------------------------------------------------------------------------------------
                             Richmond, VA, "B", 0%, 2008                                                     5,270     4,808,612
--------------------------------------------------------------------------------------------------------------------------------
                             Richmond, VA, "B", 0%, 2009                                                     5,175     4,514,101
--------------------------------------------------------------------------------------------------------------------------------
                             Suffolk, VA, Public Improvement, 5.5%, 2020                                     1,880     2,096,632
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $49,779,569
--------------------------------------------------------------------------------------------------------------------------------
General Obligations -
Schools - 1.3%               Culpeper County, VA, School District, FSA, 6%, 2010(++)                        $1,000    $1,185,730
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Buildings Authority Rev., "B", 5.25%, 2021                   3,075     3,240,681
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,426,411
--------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue -         Albemarle County, VA, Industrial Development Authority, Hospital
Hospitals - 15.3%            Rev. (Martha Jefferson Hospital), 5.25%, 2023                                  $3,000    $3,050,070
--------------------------------------------------------------------------------------------------------------------------------
                             Arlington County, VA, Industrial Development Authority Rev.
                             (Virginia, Hospital Center Arlington Health Systems), 5.25%, 2021               2,600     2,697,136
--------------------------------------------------------------------------------------------------------------------------------
                             Augusta County, VA, Industrial Development Authority Rev., Augusta
                             Health Care, Inc., 5.25%, 2020                                                  1,325     1,445,747
--------------------------------------------------------------------------------------------------------------------------------
                             Fredericksburg, VA, Industrial Development Rev. (Medicorp Health
                             Systems), "B", 5.125%, 2033                                                      $750      $756,323
--------------------------------------------------------------------------------------------------------------------------------
                             Fredericksburg, VA, Industrial Development Rev. (Medicorp Health
                             Systems), AMBAC, 5.25%, 2023                                                   11,000    11,728,420
--------------------------------------------------------------------------------------------------------------------------------
                             Henrico County, VA, Economic Development Authority Rev. (Bon Secours
                             Health Systems, Inc.), "A", 5.6%, 2030                                          2,000     2,075,180
--------------------------------------------------------------------------------------------------------------------------------
                             Henrico County, VA, Industrial Development Authority Rev. (Bon
                             Secours Health Systems, Inc.), MBIA, 6.25%, 2020                                1,500     1,855,230
--------------------------------------------------------------------------------------------------------------------------------
                             Loudoun County, VA, Industrial Development Authority, Hospital Rev.
                             (Loudoun Hospital Center), "A", 6.1%, 2032                                      1,000     1,049,670
--------------------------------------------------------------------------------------------------------------------------------
                             Lynchburg, VA, Industrial Development Authority Rev., 5.2%, 2018                1,000     1,035,030
--------------------------------------------------------------------------------------------------------------------------------
                             Medical College of Virginia, Hospital Authority Rev., MBIA, 5.125%, 2018        3,000     3,180,810
--------------------------------------------------------------------------------------------------------------------------------
                             Peninsula Ports Authority Rev. (Whittaker Memorial), FHA, 8.7%, 2023            2,070     2,576,508
--------------------------------------------------------------------------------------------------------------------------------
                             Peninsula Ports Authority, VA, Health Care Rev. (Riverside Health
                             System), 5%, 2018                                                               3,580     3,704,942
--------------------------------------------------------------------------------------------------------------------------------
                             Prince William County, VA, Industrial Development Authority,
                             Hospital Rev. (Potomac Hospital Corp.), 5.2%, 2026                              1,000     1,016,560
--------------------------------------------------------------------------------------------------------------------------------
                             Roanoke, VA, Industrial Development Authority, Hospital Rev.
                             (Roanoke Memorial Hospital), "B", MBIA, 6.125%, 2017                            6,000     7,299,600
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Beach, VA, Development Authority Rev. (Sentara Health
                             System), 4.75%, 2018                                                            3,750     3,851,438
--------------------------------------------------------------------------------------------------------------------------------
                             Winchester, VA, Industrial Development Authority Rev. (Winchester
                             Medical Center), RIBS, AMBAC, 11.831%, 2014(+)                                  3,900     4,400,526
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $51,723,190
--------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue - Long    Henrico County, VA, Economic Development Authority, Residential Care
Term Care - 0.2%             Facilities (United Methodist Homes), "A", 6.7%, 2027                             $750      $770,318
--------------------------------------------------------------------------------------------------------------------------------

Industrial Revenue -
Environmental Services -     Charles City County, VA, Industrial Development Authority, Solid
1.0%                         Waste Disposal Facility Rev. (Waste Management, Inc.), 6.25%, 2027             $1,500    $1,698,750
--------------------------------------------------------------------------------------------------------------------------------
                             Henrico County, VA, Industrial Development Authority Rev. (Browning
                             Ferris), 5.45%, 2014                                                            1,750     1,632,330
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,331,080
--------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Loudoun County, VA, Industrial Development Authority Rev. (Dulles
Other - 0.9%                 Airport Marriot Hotel), 7.125%, 2015                                           $2,000    $2,031,960
--------------------------------------------------------------------------------------------------------------------------------
                             Peninsula Ports Authority, Virginia Coal (Dominion Terminal
                             Associates), 6%, 2033                                                           1,000     1,042,560
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,074,520
--------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Bedford County, VA, Industrial Development Authority Rev. (Nekooska
Paper - 3.2%                 Packaging Corp.), 5.6%, 2025                                                   $1,000      $895,730
--------------------------------------------------------------------------------------------------------------------------------
                             Hopewell, VA, Industrial Development Authority, Resources Recovery
                             Rev. (Stone Container Corp.), 8.25%, 2016                                       1,250     1,266,738
--------------------------------------------------------------------------------------------------------------------------------
                             Isle Wight County, VA, Industrial Development Authority, Solid Waste
                             Disposal Facilities Rev. (Union Camp Corp.), 6.55%, 2024                        4,000     4,098,800
--------------------------------------------------------------------------------------------------------------------------------
                             Isle Wight County, VA, Industrial Development Authority, Solid Waste
                             Disposal Facilities Rev. (Union Camp Corp.), 6.1%, 2027                         2,750     2,853,345
--------------------------------------------------------------------------------------------------------------------------------
                             West Point, VA, Industrial Development Authority, Solid Waste
                             Disposal Rev. (Chesapeake Corp.), "A", 6.375%, 2019                             1,900     1,769,660
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $10,884,273
--------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue -      Rockbridge County, VA, Industrial Development Authority Rev.
Other - 0.1%                 (Virginia Horse Center), 6.85%, 2021                                             $500      $474,435
--------------------------------------------------------------------------------------------------------------------------------

Multi-Family Housing         Alexandria, VA, Redevelopment & Housing Finance Authority Rev.,
Revenue - 5.5%               (Portals West Apartments), "B", 9%, 2018                                       $3,740    $3,738,841
--------------------------------------------------------------------------------------------------------------------------------
                             Arlington County, VA, Industrial Development Authority Rev.
                             (Colonial Village), FNMA, 5.15%, 2031                                           3,000     3,098,340
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Housing Development Authority Rev., "B", 5.95%, 2016                   1,905     2,011,432
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Housing Development Authority Rev., "F", 6.5%, 2013                    2,300     2,349,588
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Housing Development Authority Rev., "G", 5.625%, 2020                  2,000     2,089,920
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Housing Development Authority Rev., "I", 5.15%, 2017                   3,000     3,090,930
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Housing Development Authority Rev., "Z", 4.85%, 2033                   2,000     2,021,340
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $18,400,391
--------------------------------------------------------------------------------------------------------------------------------
Parking - 0.5%               Norfolk, VA, Parking Systems Rev., MBIA, 5%, 2020                              $1,630    $1,725,437
--------------------------------------------------------------------------------------------------------------------------------
State & Local
Appropriation - 22.7%        Blue Ridge, VA, Regional Jail Authority, MBIA, 5.2%, 2021                      $1,830    $1,945,876
--------------------------------------------------------------------------------------------------------------------------------
                             Caroline County, VA, Industrial Development Authority, Lease Rev.,
                             AMBAC, 5.125%, 2034                                                             1,000     1,048,500
--------------------------------------------------------------------------------------------------------------------------------
                             Chesapeake, VA, Industrial Development Authority (Chesapeake Court
                             House), MBIA, 6.25%, 2011                                                       3,985     4,547,323
--------------------------------------------------------------------------------------------------------------------------------
                             Chesapeake, VA, Industrial Development Authority (Chesapeake Court
                             House), MBIA, 5.25%, 2017                                                       2,000     2,206,240
--------------------------------------------------------------------------------------------------------------------------------
                             Chesterfield County, VA, Industrial Development Authority, Public
                             Facilities Lease Rev., 7.5%, 2008                                               1,720     1,723,990
--------------------------------------------------------------------------------------------------------------------------------
                             Fairfax County, VA, Certificates of Participation, 6.1%, 2017                   3,090     3,698,143
--------------------------------------------------------------------------------------------------------------------------------
                             Fairfax County, VA, Economic Development (Laurel Hill Public
                             Facilities), 5%, 2023                                                           1,690     1,780,111
--------------------------------------------------------------------------------------------------------------------------------
                             Fairfax County, VA, Economic Development Authority (Vienna II
                             Metrorail), 6%, 2017                                                            1,750     2,063,775
--------------------------------------------------------------------------------------------------------------------------------
                             Fairfax County, VA, Economic Development Authority, Parking Rev.
                             (Vienna II Metrorail), 6%, 2016                                                 1,650     1,947,677
--------------------------------------------------------------------------------------------------------------------------------
                             Fairfax County, VA, Redevelopment & Housing Authority Rev. (Mott &
                             Gum Springs Community Centers), 5.5%, 2017                                      2,225     2,313,310
--------------------------------------------------------------------------------------------------------------------------------
                             Henrico County, VA, Industrial Development Authority, Public Lease
                             Rev., 6.5%, 2005(++)                                                            5,000     5,457,500
--------------------------------------------------------------------------------------------------------------------------------
                             King William County VA, Industrial Development Authority (Virginia
                             Courthouse), AMBAC, 5%, 2023                                                      890       938,202
--------------------------------------------------------------------------------------------------------------------------------
                             Middlesex County, VA, Industrial Development Authority Rev., AMBAC,
                             5.125%, 2027                                                                    1,000     1,058,590
--------------------------------------------------------------------------------------------------------------------------------
                             Middlesex County, VA, Industrial Development Authority Rev., AMBAC,
                             5.25%, 2032                                                                     2,000     2,141,700
--------------------------------------------------------------------------------------------------------------------------------
                             Montgomery County, VA, Industrial Development, "B", AMBAC, 6%, 2017             1,000     1,182,190
--------------------------------------------------------------------------------------------------------------------------------
                             Montgomery County, VA, Industrial Development, "C", AMBAC, 6%, 2017             1,120     1,324,053
--------------------------------------------------------------------------------------------------------------------------------
                             New River Valley, VA, Regional Jail Authority, MBIA, 5.125%, 2019               6,405     6,822,542
--------------------------------------------------------------------------------------------------------------------------------
                             Orange County, VA, Industrial Development Authority (Orange County
                             Project), AMBAC, 5%, 2034                                                       1,000     1,037,220
--------------------------------------------------------------------------------------------------------------------------------
                             Pamunkey, VA, Regional Jail Authority, MBIA, 5.75%, 2006(++)                    2,230     2,486,249
--------------------------------------------------------------------------------------------------------------------------------
                             Pamunkey, VA, Regional Jail Authority, MBIA, 5.75%, 2006(++)                      270       301,026
--------------------------------------------------------------------------------------------------------------------------------
                             Powhatan County, VA, Economic Development Authority Lease Rev.
                             (Virginia Capital Projects), AMBAC, 5.25%, 2033                                 1,000     1,070,570
--------------------------------------------------------------------------------------------------------------------------------
                             Prince William County, VA, Lease Partnerships, 5%, 2021                         1,500     1,579,125
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041%, 2013+(+)              $2,000    $2,642,640
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041%, 2016+(+)                 500       660,420
--------------------------------------------------------------------------------------------------------------------------------
                             Richmond, VA, Public Facilities, Certificates of Participation
                             (Megahertz Project), "A", AMBAC, 5%, 2022                                       1,600     1,676,848
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Biotechnology Research Park (Biotech Two), 5.25%, 2018                 8,800     9,513,152
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Biotechnology Research Park Lease Rev. (Consolidated
                             Laboratories), 5%, 2021                                                         1,500     1,582,560
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Public Building Authority Rev., "B", MBIA, 0%, 2007                    3,750     3,485,925
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Resources Authority Rev., "B", FSA, 5.5%, 2019                         1,070     1,202,209
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Resources Authority Rev., ROLS, 8.761%, 2021+(+)                       1,390     1,569,282
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Resources Authority Rev., ROLS, 8.76%, 2023+(+)                        1,520     1,691,426
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Resources Authority Rev., ROLS, 8.816%, 2033+(+)                       2,510     2,732,788
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Resources Authority, Infrastructure Rev., "A", 5%, 2017                1,360     1,461,442
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $76,892,604
--------------------------------------------------------------------------------------------------------------------------------
Tax - Other - 1.5%           Greater Richmond Convention Center Authority, Hotel Tax Rev.
                             (Convention Center Expansion), 6.125%, 2020                                    $3,500    $3,954,020
--------------------------------------------------------------------------------------------------------------------------------
                             Territory of Virgin Islands, Public Finance Authority Rev., "A",
                             5.625%, 2025                                                                    1,000     1,033,650
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,987,670
--------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.3%               Childrens Trust Fund, Settlement Rev., Puerto Rico, 5.375%, 2033                 $480      $473,400
--------------------------------------------------------------------------------------------------------------------------------
                             Tobacco Settlement Financing Corp., 5%, 2021                                      640       617,600
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,091,000
--------------------------------------------------------------------------------------------------------------------------------
Toll Roads - 1.8%            Chesapeake Bay, Bridge & Tunnel Commission, Virginia District Rev.,
                             FGIC,
                             0%, 2005                                                                       $4,535    $4,463,891
--------------------------------------------------------------------------------------------------------------------------------
                             Pocahontas Parkway Assn., VA, Toll Road Rev., 0%, 2012                          1,500       840,600
--------------------------------------------------------------------------------------------------------------------------------
                             Pocahontas Parkway Assn., VA, Toll Road Rev., 0%, 2013                          1,500       777,345
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $6,081,836
--------------------------------------------------------------------------------------------------------------------------------
Transportation - Special     Virginia Transportation Board Rev. (U.S. Route 58), "B", 5.125%,
Tax - 1.7%                   2021                                                                           $4,000    $4,187,400
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Commonwealth Board Program (Oak Grove Connector), "A",
                             5.25%, 2022                                                                     1,500     1,597,935
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,785,335
--------------------------------------------------------------------------------------------------------------------------------
Universities - Colleges -    Danville, VA, Industrial Development Authority, Educational
4.3%                         Facilities Rev. (Averett University), 6%, 2022                                   $500      $514,425
--------------------------------------------------------------------------------------------------------------------------------
                             Loudoun County, VA, Industrial Development Authority, University
                             Facilities Rev. (George Washington University), 6.25%, 2012                     2,710     2,725,718
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia College Building Authority (21st Century College Program),
                             6%, 2018                                                                        2,000     2,310,540
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia College Building Authority, Educational Facilities Rev.
                             (Washington & Lee University), MBIA, 5.25%, 2031                                1,000     1,123,040
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia College Building Authority, Educational Facilities Rev.
                             (Hampden Sydney College), 5%, 2016                                              1,730     1,843,332
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia College Building Authority, Educational Facilities Rev.
                             (Hampton University), 5%, 2018                                                  1,655     1,740,845
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia College Building Authority, Educational Facilities Rev.
                             (Hampton University), 6%, 2020                                                  1,000     1,133,930
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia College Building Authority, Educational Facilities Rev.
                             (Regent University), MBIA, 5.125%, 2031                                         1,000     1,041,340
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Public School Authority, "B", 6.5%, 2004(++)                           1,875     1,946,063
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $14,379,233
--------------------------------------------------------------------------------------------------------------------------------
Utilities - Cogeneration -   Mecklenburg County, VA, Industrial Development Authority Rev. (UAE
0.8%                         Mecklenburg, LP), 6.5%, 2017                                                     $700      $719,446
--------------------------------------------------------------------------------------------------------------------------------
                             Pittsylvania County, VA, Industrial Development Authority Rev.
                             (Multi-trade of Pittsylvania), 7.5%, 2014                                       2,000     2,007,480
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,726,926
--------------------------------------------------------------------------------------------------------------------------------
Utilities - Investor         Chesapeake VA, Industrial Development Authority Rev. (Pollution
Owned - 1.2%                 Control), 5.25%, 2008                                                            $750      $788,970
--------------------------------------------------------------------------------------------------------------------------------
                             Halifax County, VA, Industrial Development Authority (Old Dominion
                             Electric Cooperative), AMBAC, 5.625%, 2028                                      3,000     3,225,630
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $4,014,600
--------------------------------------------------------------------------------------------------------------------------------
Utilities - Municipal
Owned - 4.9%                 Bristol VA, Utility Systems Rev., FSA, 5.75%, 2016(++)                           $240      $288,972
--------------------------------------------------------------------------------------------------------------------------------
                             Guam Power Authority Rev., RITES, AMBAC, 9.0426%, 2015+(+)                      1,010     1,232,463
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Electric Power Authority Rev., RITES, FSA, 10.0771%, 2017+(+)       2,500     3,415,550
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Electric Power Authority Rev., RITES, FSA, 9.8271%, 2019+(+)        1,270     1,638,046
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Electric Power Authority Rev., RITES, FSA, 9.1771%, 2020+(+)        1,250     1,535,000
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Electric Power Authority Rev., "X", 6%, 2005(++)                    3,000     3,244,620
--------------------------------------------------------------------------------------------------------------------------------
                             Richmond, VA, Public Utilities Rev., FSA, 5%, 2033                              5,000     5,169,200
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $16,523,851
--------------------------------------------------------------------------------------------------------------------------------
Water & Sewer Utility
Revenue - 8.2%               Fairfax County, VA, Water Authority Rev., 5%, 2027                             $4,000    $4,182,600
--------------------------------------------------------------------------------------------------------------------------------
                             Fairfax County, VA, Water Authority Rev., 5%, 2032                              2,000     2,077,580
--------------------------------------------------------------------------------------------------------------------------------
                             Hanover County, VA, Water & Sewer Systems Rev., MBIA, 5.25%, 2026               2,000     2,074,860
--------------------------------------------------------------------------------------------------------------------------------
                             Henry County, VA, Public Service Water & Sewer Rev., FSA, 5.5%, 2019            1,000     1,172,900
--------------------------------------------------------------------------------------------------------------------------------
                             Prince William County, VA, Water & Sewer Rev., FGIC, 5.5%, 2019                 2,000     2,243,860
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Aqueduct & Sewer Authority Rev., 9%, 2005(++)                       2,935     3,162,873
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Aqueduct & Sewer Authority Rev., 10.25%, 2009(++)                     275       341,432
--------------------------------------------------------------------------------------------------------------------------------
                             Spotsylvania County, VA, Water & Sewer Rev., FSA, 5%, 2022                      1,450     1,518,252
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Beach, VA, Storm Water Utilities Rev., 6%, 2020                        1,000     1,178,070
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Resources Authority Sewer Systems Rev. (Hopewell Regional
                             Wastewater), 5.75%, 2021                                                        1,335     1,480,048
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Resources Authority, Clean Water Rev., 6%, 2017                        2,750     3,256,440
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Resources Authority, Clean Water Rev., 5.4%, 2018                      1,135     1,261,269
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Resources Authority, Infrastructure Rev., "A", MBIA, 5.5%, 2019        1,600     1,804,048
--------------------------------------------------------------------------------------------------------------------------------
                             Virginia Resources Authority, Infrastructure Rev., "A", MBIA, 5.5%, 2020        1,690     1,901,013
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $27,655,245
--------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $303,952,081)                                                               $331,915,889
--------------------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.2%
--------------------------------------------------------------------------------------------------------------------------------
                             Harris County, TX, Health Facilities Development Rev. (University of
                             Texas Medical Center), due 4/01/04                                               $100      $100,000
--------------------------------------------------------------------------------------------------------------------------------
                             Missouri Development Finance, Board of Cultural Facilities Rev.
                             (Nelson Gallery), "B", due 4/01/04                                                300       300,000
--------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, Municipal Water & Sewer Finance Authority Rev.,
                             due 4/01/04                                                                       200       200,000
--------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, Municipal Water Finance Authority, Water & Sewer
                             Systems Rev., "C", due 4/01/04                                                    200       200,000
--------------------------------------------------------------------------------------------------------------------------------
                             Sevier County, TN, Public Building Authority, due 4/07/04                          80        80,000
--------------------------------------------------------------------------------------------------------------------------------
                             State of California, Department of Water Resources, Power Supply
                             Rev., due 4/07/04                                                               3,200     3,200,000
--------------------------------------------------------------------------------------------------------------------------------
                             West Baton Rouge Parish, LA, Industrial District (Dow Chemical Co.),
                             "B", due 4/01/04                                                                  100       100,000
--------------------------------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                                                  $4,180,000
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $308,132,081)                                                                   $336,095,889
--------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.6%                                                                                  2,024,381
--------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                                 $338,120,270
--------------------------------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF FUND INVESTMENTS - 3/31/04                        MFS(R) WEST VIRGINIA MUNICIPAL BOND
--------------------------------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.0%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
                                                                                                            AMOUNT
                             ISSUER                                                                  (000 Omitted)       $ VALUE
--------------------------------------------------------------------------------------------------------------------------------
General Obligations -
General Purpose - 16.4%      Charleston, WV, Public Improvements, 7.2%, 2009                                $1,140    $1,396,044
--------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Puerto Rico, Public Improvement, 5.25%, 2023                    1,500     1,602,180
--------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Puerto Rico, Public Improvement, FGIC, 5.5%, 2016               1,000     1,173,490
--------------------------------------------------------------------------------------------------------------------------------
                             Commonwealth of Puerto Rico, Public Improvement, RITES, MBIA,
                             10.0771%, 2019+(+)                                                              3,000     3,991,500
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia State, Highway Improvements, FGIC, 5.625%, 2019                   2,000     2,262,520
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia State, Public Improvements, FGIC, 5%, 2021                        4,000     4,212,000
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia State, Sewer Improvements, FGIC, 5.5%, 2017                       2,565     2,837,428
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia State, Water Utility Improvements, FGIC, 5.25%, 2026              8,000     8,501,920
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $25,977,082
--------------------------------------------------------------------------------------------------------------------------------
General Obligations -
Improvement - 1.7%           Brooke County, WV, Board of Education, FGIC, 5%, 2016(++)                      $1,390    $1,493,499
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Municipal Finance Agency, RITES, FSA, 9.6169%, 2017+(+)               900     1,146,204
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,639,703
--------------------------------------------------------------------------------------------------------------------------------
General Obligations -
Schools - 3.7%               Jefferson County, WV, Board of Education, FGIC, 6.85%, 2009                    $1,680    $2,045,887
--------------------------------------------------------------------------------------------------------------------------------
                             Monongalia County, WV, Board of Education, MBIA, 7%, 2005                         500       529,345
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Buildings Authority Rev., "B", 5.25%, 2021                   3,115     3,282,836
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,858,068
--------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue -
Hospitals - 8.5%             Berkeley County, WV, Hospital Rev. (City Hospital, Inc.), 6.5%, 2022             $840      $844,292
--------------------------------------------------------------------------------------------------------------------------------
                             Kanawha County, WV, Building Commission Rev. (St. Francis Hospital),
                             7.5%, 2007                                                                        110       123,080
--------------------------------------------------------------------------------------------------------------------------------
                             Ohio County, WV, County Commission Health System Rev. (Ohio Valley
                             Medical Center), 5.75%, 2013                                                      750       692,130
--------------------------------------------------------------------------------------------------------------------------------
                             Randolph County, WV, Community Health Systems Rev. (Davis Health
                             Systems, Inc.), FSA, 5.2%, 2021                                                 1,000     1,070,350
--------------------------------------------------------------------------------------------------------------------------------
                             Weirton, WV, Municipal Hospital Building Commission Rev. (Weirton
                             Hospital Medical Center), 6.375%, 2031                                            600       590,376
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Hospital Finance Authority, Hospital Rev. (Cabell
                             Huntington Hospital), AMBAC, 6.25%, 2019                                        5,000     5,129,450
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Hospital Finance Authority, Hospital Rev. (Charleston
                             Area Medical Center), 6.5%, 2023                                                2,000     2,492,240
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Hospital Finance Authority, Hospital Rev. (Fairmont
                             General Hospital), 6.625%, 2019                                                   500       498,415
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Hospital Finance Authority, Hospital Rev. (General
                             Division Medical Office Building), 7.25%, 2014                                  1,890     1,933,432
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $13,373,765
--------------------------------------------------------------------------------------------------------------------------------
Healthcare Revenue - Long    Harrison County, WV, Building Commission Rev. (Maplewood
Term Care - 2.0%             Retirement), AMBAC, 5.25%, 2021                                                $2,625    $2,770,714
--------------------------------------------------------------------------------------------------------------------------------
                             Monongalia County, WV, Health Facilities Rev. (Beverly Enterprises,
                             Inc.), 5.875%, 2007                                                               410       404,891
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $3,175,605
--------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -         Braxton County, WV, Solid Waste Disposal Rev. (Weyerhaeuser Co.),
Paper - 1.3%                 6.5%, 2025                                                                     $2,000    $2,083,480
--------------------------------------------------------------------------------------------------------------------------------
Industrial Revenue -
Retail - 0.6%                Kanawha County, WV, Commercial Development Rev. (Kroger Co.), 8%, 2011         $1,000    $1,022,350
--------------------------------------------------------------------------------------------------------------------------------
Multi-Family Housing
Revenue - 0.7%               Huntington, WV, Housing Corp. Rev., FNMA, 7.5%, 2024                             $800      $801,808
--------------------------------------------------------------------------------------------------------------------------------
                             Webster County, WV, Housing Development Rev. (Circlebrook), FHA,
                             6.35%, 2008                                                                       245       249,905
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,051,713
--------------------------------------------------------------------------------------------------------------------------------
Parking - 0.9%               West Virginia Economic Development Authority, Auto Lease Rev.
                             (Capitol Parking Garage), AMBAC, 5.8%, 2020                                    $1,260    $1,439,512
--------------------------------------------------------------------------------------------------------------------------------

Single Family Housing -
Local - 1.0%                 Charlestown, WV, Residential Mortgage Rev., 6.2%, 2011                           $360      $363,784
--------------------------------------------------------------------------------------------------------------------------------
                             Kanawha County, WV, 0%, 2015(++)                                                1,920     1,152,326
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $1,516,110
--------------------------------------------------------------------------------------------------------------------------------
Single Family Housing -
State - 3.5%                 Puerto Rico Housing Finance Authority, 4.75%, 2023                             $2,000    $2,001,360
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia State, Housing Development Fund Rev., 5.25%, 2018                 1,000     1,021,840
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia State, Housing Development Fund Rev., 5.3%, 2023                  1,000     1,017,860
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia State, Housing Development Fund Rev., 0%, 2037                    9,000     1,539,180
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $5,580,240
--------------------------------------------------------------------------------------------------------------------------------
State & Local
Appropriation - 21.4%        Huntington, WV, Municipal Development Authority, Rev., MBIA, 5.1%, 2018        $1,740    $1,853,344
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Buildings Authority Rev. (State Office Building),
                             XCLA, 5.25%, 2025                                                               2,000     2,266,240
--------------------------------------------------------------------------------------------------------------------------------
                             Puerto Rico Public Buildings Authority, Rev., 5.25%, 2019                       2,000     2,224,800
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Building Commission, "A", RITES, AMBAC, 9.2238%, 2018+(+)         4,520     5,784,063
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Building Commission, "B", RITES, AMBAC, 9.2238%, 2018+(+)         1,250     1,599,575
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Building Commission, Lease Rev. (West Virginia
                             Regional Jail), AMBAC, 5.375%, 2018                                             1,000     1,139,830
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Building Commission, Lease Rev., MBIA, 0%, 2007 - 2008            6,200     5,697,435
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Building Commission, Lease Rev., MBIA, 0%, 2009(++)               1,000       864,440
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Economic Development Authority (Correctional Juvenile
                             & Public), 5%, 2020                                                             1,000     1,045,920
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Economic Development Authority (Correctional Juvenile
                             & Public), MBIA, 5.5%, 2013                                                     1,000     1,154,780
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Economic Development Authority (Correctional Juvenile
                             & Public), MBIA, 5%, 2026                                                       2,100     2,175,327
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Economic Development Authority, Auto Lease Rev., 5.2%, 2033       1,000     1,010,470
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Economic Development Authority, Department of
                             Enviromental Protection, 5.5%, 2022                                             2,000     2,189,720
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Hospital Finance Authority, Hospital Rev. (Veterans
                             Nursing Home), 5.5%, 2034                                                       1,000     1,005,040
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Hospital Finance Authority, Hospital Rev. (West
                             Virginia University Hospital), AMBAC, 5%, 2018                                  1,000     1,046,850
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia School Building Authority, Miscellaneous Tax Rev.,
                             FSA, 5.25%, 2021                                                                2,550     2,757,162
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $33,814,996
--------------------------------------------------------------------------------------------------------------------------------
Tax - Other - 0.3%           Territory of Virgin Islands, Public Finance Authority Rev., "A",
                             5.625%, 2025                                                                     $500      $516,825
--------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.5%               Childrens Trust Fund, Settlement Rev., Puerto Rico, 5.375%, 2033                 $720      $710,100
--------------------------------------------------------------------------------------------------------------------------------

Toll Roads - 7.1%            West Virginia Parkways, Economic Development & Tourism Authority,
                             Rev., FGIC, 0%, 2007                                                           $2,000    $1,871,560
--------------------------------------------------------------------------------------------------------------------------------
                             West Viriginia Parkways, Economic Development & Tourism Authority,
                             Rev., FGIC, 0%, 2005 - 2006                                                     4,750     4,626,040
--------------------------------------------------------------------------------------------------------------------------------
                             West Viriginia Parkways, Economic Development & Tourism Authority,
                             Rev., FGIC, 0%, 2008(++)                                                          610       549,946
--------------------------------------------------------------------------------------------------------------------------------
                             West Viriginia Parkways, Economic Development & Tourism Authority,
                             Rev., FGIC, 5.25%, 2014 - 2019                                                  3,760     4,249,187
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $11,296,733
--------------------------------------------------------------------------------------------------------------------------------
Universities - Colleges -    Commonwealth of Puerto Rico, Industrial Tourist Education
13.4%                        (University Plaza), MBIA, 5%, 2021                                             $1,270    $1,349,375
--------------------------------------------------------------------------------------------------------------------------------
                             Fairmont State College, West Virginia, College Rev., 5.25%, 2022                5,130     5,484,893
--------------------------------------------------------------------------------------------------------------------------------
                             Fairmont State College, West Virginia, College Rev., FGIC, 5.375%,
                             2027                                                                            1,500     1,609,590
--------------------------------------------------------------------------------------------------------------------------------
                             Fairmont State College, West Virginia, College Rev., FGIC, 5%, 2032             2,250     2,320,470
--------------------------------------------------------------------------------------------------------------------------------
                             State of West Virginia, Department of Higher Education (Marshall
                             University), FGIC, 5.25%, 2019                                                  1,680     1,805,026
--------------------------------------------------------------------------------------------------------------------------------
                             State of West Virginia, Department of Higher Education (Student
                             Union), FGIC, 5.125%, 2022                                                      1,500     1,572,930
--------------------------------------------------------------------------------------------------------------------------------
                             State of West Virginia, Department of Higher Education, MBIA, 5%,
                             2010                                                                            1,345     1,504,638
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia University, University Systems Rev. (Marshall
                             University), FGIC, 6%, 2020                                                     2,705     3,167,690
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia University, University Systems Rev. (West Virginia
                             University), MBIA, 5.5%, 2013 - 2020                                            2,125     2,451,464
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $21,266,076
--------------------------------------------------------------------------------------------------------------------------------
Universities -
Dormitories - 1.6%           West Liberty State College, Capital Improvement, 6%, 2028                        $500      $523,355
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia University, Dormitory Rev., AMBAC, 5%, 2022                       2,000     2,075,140
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $2,598,495
--------------------------------------------------------------------------------------------------------------------------------
Utilities - Investor         Mason County, WV, Pollution Control Rev. (Appalachian Power Co.),
Owned - 0.5%                 5.5%, 2022                                                                       $750      $764,730
--------------------------------------------------------------------------------------------------------------------------------

Water & Sewer Utility
Revenue - 10.9%              Clarksburg, WV, Water Rev., FGIC, 5.25%, 2019                                  $2,725    $2,980,115
--------------------------------------------------------------------------------------------------------------------------------
                             Fairmont, WV, Waterworks Rev., AMBAC, 5.25%, 2022                                 200       223,314
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Water Development Authority Rev., 7.1%, 2009(++)                    150       172,782
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Water Development Authority Rev., AMBAC, 6.25%, 2020              1,000     1,157,230
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Water Development Authority Rev., AMBAC, 5.25%, 2023              3,545     3,830,408
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Water Development Authority Rev., AMBAC, 5%, 2026                 2,100     2,184,882
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Water Development Authority Rev., FSA, 6.2%, 2024(++)             3,000     3,150,210
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Water Development Authority Rev., FSA, 5.25%, 2035                2,000     2,117,260
--------------------------------------------------------------------------------------------------------------------------------
                             West Virginia Water Development Authority, Infrastructure Rev., FSA,
                             5.5%, 2018 - 2019                                                               1,285     1,441,830
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $17,258,031
--------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $139,388,317)                                                               $151,943,614
--------------------------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 3.0%
--------------------------------------------------------------------------------------------------------------------------------
                             Allegheny County, PA, Hospital Development Authority Rev.
                             (Presbyterian University Hospital), due 4/07/04                                $1,700    $1,700,000
--------------------------------------------------------------------------------------------------------------------------------
                             East Baton Rouge, LA, Pollution Control Rev. (Exxon), due 4/01/04                 300       300,000
--------------------------------------------------------------------------------------------------------------------------------
                             Harris County, TX, Health Facilities Development Rev. (University of
                             Texas Medical Center), due 4/01/04                                                100       100,000
--------------------------------------------------------------------------------------------------------------------------------
                             Lincoln County, WY, Pollution Control Rev. (Exxon Mobile Corp.), due
                             4/01/04                                                                           100       100,000
--------------------------------------------------------------------------------------------------------------------------------
                             MSR Public Power Agency, CA, due 4/07/04                                        1,200     1,200,000
--------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, due 4/01/04                                                  1,100     1,100,000
--------------------------------------------------------------------------------------------------------------------------------
                             New York City, NY, Municipal Water & Sewer Finance Authority Rev.,
                             due 4/01/04                                                                       100       100,000
--------------------------------------------------------------------------------------------------------------------------------
                             Pinellas County, FL, Health Facilities Authority Rev., Pooled
                             Hospital Loan Program, due 4/01/04                                                200       200,000
--------------------------------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                                                  $4,800,000
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $144,188,317)                                                                   $156,743,614
--------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.0%                                                                                  1,599,398
--------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                                 $158,343,012
--------------------------------------------------------------------------------------------------------------------------------
   * Non-income producing security - in default.
   + Restricted security.
 (+) Inverse floating rate security.
(++) Refunded bond.

The following abbreviations for insurers and inverse floater are used in the Portfolio of Investments and are defined:

          Insurers:                                                   Inverse Floaters:
          AMBAC        --  AMBAC Indemnity Corp.                      INFLOS     --  Inverse Floating Security
          ASST GTY     --  Asset Guaranty Insurance Co.               RIBS       --  Residual Interest Bonds
          CONNIE LEE   --  Connie Lee Insurance Co.                   RITES      --  Residual Interest Tax-Exempt Security
          FGIC         --  Financial Guaranty Insurance Co.           ROLS       --  Residual Options Longs
          FHA          --  Federal Housing Administration
          FNMA         --  Federal National Mortgage Assn.
          FSA          --  Financial Security Assurance Inc.
          GNMA         --  Government National Mortgage Assn.
          MBIA         --  Municipal Bond Investors Corp.
          XLCA         --  XL Capital Insurance Co.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.
                                                                     MISSISSIPPI        NEW YORK  NORTH CAROLINA    PENNSYLVANIA
At 3/31/04                                                                  FUND            FUND            FUND            FUND

ASSETS

Investments -

  Identified cost                                                    $87,628,091    $174,805,161    $352,569,083    $116,671,060
--------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation                                              6,122,608      18,368,954      34,237,500       7,663,341
--------------------------------------------------------------------------------------------------------------------------------
Total, at value                                                      $93,750,699    $193,174,115    $386,806,583    $124,334,401
--------------------------------------------------------------------------------------------------------------------------------
Cash                                                                      99,638          97,874         276,163          97,085
--------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                                        3,443,004         125,000       2,821,497          10,000
--------------------------------------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                           54,847         313,175         411,115         191,837
--------------------------------------------------------------------------------------------------------------------------------
Interest receivable                                                    1,443,940       2,918,442       5,753,962       1,804,813
--------------------------------------------------------------------------------------------------------------------------------
Receivable from investment adviser                                            --              --              --         127,043
--------------------------------------------------------------------------------------------------------------------------------
Other assets                                                                 506             968           2,823             264
--------------------------------------------------------------------------------------------------------------------------------
Total assets                                                         $98,792,634    $196,629,574    $396,072,143    $126,565,443
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                                   $363,831        $667,726      $1,334,425        $389,968
--------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                      2,212,390              --       2,303,268       1,042,082
--------------------------------------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                         5,334         104,903         546,092         891,979
--------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on interest rate swap agreements                 322,221         485,615         839,815         471,610
--------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on rate lock swap agreements                     139,766         225,296         110,600         114,942
--------------------------------------------------------------------------------------------------------------------------------

Payable to affiliates -

  Management fee                                                             786           1,601           3,208           1,021
--------------------------------------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                              2,390           4,995           9,360           4,420
--------------------------------------------------------------------------------------------------------------------------------
  Distribution and service fee                                             1,875           2,636           5,265          17,980
--------------------------------------------------------------------------------------------------------------------------------
  Administrative fee                                                          43              88             177              59
--------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                    60,024          78,909         116,022          68,201
--------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     $3,108,660      $1,571,769      $5,268,232      $3,002,262
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                           $95,683,974    $195,057,805    $390,803,911    $123,563,181
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                      $90,377,230    $178,506,390    $358,872,690    $117,788,707
--------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on investments                                 5,660,621      17,658,043      33,287,085       7,076,789
--------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized loss on investments              (217,718)       (507,032)       (208,152)     (1,013,695)
--------------------------------------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income            (136,159)       (599,596)     (1,147,712)       (288,620)
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                           $95,683,974    $195,057,805    $390,803,911    $123,563,181
--------------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

                                                                     MISSISSIPPI        NEW YORK  NORTH CAROLINA    PENNSYLVANIA
                                                                            FUND            FUND            FUND            FUND
Shares of beneficial interest outstanding

Class A                                                                8,232,153      11,419,089      24,811,219       7,281,780
--------------------------------------------------------------------------------------------------------------------------------
Class B                                                                1,313,167       3,611,166       4,099,316       4,689,726
--------------------------------------------------------------------------------------------------------------------------------
Class C                                                                       --       1,903,078       2,869,332              --
--------------------------------------------------------------------------------------------------------------------------------
Total shares of beneficial interest outstanding                        9,545,320      16,933,333      31,779,867      11,971,506
--------------------------------------------------------------------------------------------------------------------------------

Net assets

Class A                                                              $82,506,565    $131,642,185    $305,184,936     $75,082,706
--------------------------------------------------------------------------------------------------------------------------------
Class B                                                               13,177,409      41,508,579      50,363,011      48,480,475
--------------------------------------------------------------------------------------------------------------------------------
Class C                                                                       --      21,907,041      35,255,964              --
--------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                     $95,683,974    $195,057,805    $390,803,911    $123,563,181
--------------------------------------------------------------------------------------------------------------------------------

Class A shares

Net asset value per share
(net assets/shares of beneficial interest outstanding)                    $10.02          $11.53          $12.30          $10.31
--------------------------------------------------------------------------------------------------------------------------------
Offering price per share (100/95.25 of net asset value per share)         $10.52          $12.10          $12.91          $10.82
--------------------------------------------------------------------------------------------------------------------------------

Class B shares

Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)                    $10.03          $11.49          $12.29          $10.34
--------------------------------------------------------------------------------------------------------------------------------

Class C shares

Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)                       $--          $11.51          $12.29             $--
--------------------------------------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Statement of Assets and Liabilities - continued

                                                                           SOUTH                                            WEST
                                                                        CAROLINA       TENNESSEE        VIRGINIA        VIRGINIA
At 3/31/04                                                                  FUND            FUND            FUND            FUND

ASSETS

Investments -

  Identified cost                                                   $155,760,925    $131,980,968    $308,132,081    $144,188,317
--------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation                                             15,483,776      10,688,941      27,963,808      12,555,297
--------------------------------------------------------------------------------------------------------------------------------
Total, at value                                                     $171,244,701    $142,669,909    $336,095,889    $156,743,614
--------------------------------------------------------------------------------------------------------------------------------
Cash                                                                      13,226          43,583          98,596          60,630
--------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                                        4,034,587         131,827              --          25,000
--------------------------------------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                          369,128         163,009         109,173          99,744
--------------------------------------------------------------------------------------------------------------------------------
Interest receivable                                                    2,419,543       1,916,709       5,072,152       2,568,123
--------------------------------------------------------------------------------------------------------------------------------
Other assets                                                               1,168             837           2,692             961
--------------------------------------------------------------------------------------------------------------------------------
Total assets                                                        $178,082,353    $144,925,874    $341,378,502    $159,498,072
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                                   $623,273        $457,601      $1,250,635        $539,332
--------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                      2,032,886         811,252              --              --
--------------------------------------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                       187,183         127,982       1,310,313         149,549
--------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on interest rate swap agreements                 263,122         159,330         551,954         386,304
--------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on rate lock swap agreements                     160,001              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Payable to affiliates -

  Management fee                                                           1,434           1,176           2,786           1,300
--------------------------------------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                              3,909           5,943           9,330           3,972
--------------------------------------------------------------------------------------------------------------------------------
  Distribution and service fee                                             2,328           1,805           3,907           1,834
--------------------------------------------------------------------------------------------------------------------------------
  Administrative fee                                                          80              65             154              72
--------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                    80,051          64,738         129,153          72,697
--------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     $3,354,267      $1,629,892      $3,258,232      $1,155,060
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $174,728,086    $143,295,982    $338,120,270    $158,343,012
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                     $161,854,422    $132,987,933    $315,973,462    $147,792,537
--------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on investments                                15,060,653      10,529,611      27,411,854      12,168,993
--------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss) on investments     (2,110,711)        174,019      (4,313,616)     (1,224,324)
--------------------------------------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income             (76,278)       (395,581)       (951,430)       (394,194)
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $174,728,086    $143,295,982    $338,120,270    $158,343,012
--------------------------------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

                                                                           SOUTH                                            WEST
                                                                        CAROLINA       TENNESSEE        VIRGINIA        VIRGINIA
                                                                            FUND            FUND            FUND            FUND
Shares of beneficial interest outstanding

Class A                                                               10,936,420      10,860,905      25,686,016      11,890,268
--------------------------------------------------------------------------------------------------------------------------------
Class B                                                                2,921,475       2,219,953       2,010,885       1,501,279
--------------------------------------------------------------------------------------------------------------------------------
Class C                                                                       --              --       1,137,628              --
--------------------------------------------------------------------------------------------------------------------------------
Total shares of beneficial interest outstanding                       13,857,895      13,080,858      28,834,529      13,391,547
--------------------------------------------------------------------------------------------------------------------------------

Net assets

Class A                                                             $137,911,430    $118,990,189    $301,218,056    $140,599,383
--------------------------------------------------------------------------------------------------------------------------------
Class B                                                               36,816,656      24,305,793      23,564,146      17,743,629
--------------------------------------------------------------------------------------------------------------------------------
Class C                                                                       --              --      13,338,068              --
--------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                    $174,728,086    $143,295,982    $338,120,270    $158,343,012
--------------------------------------------------------------------------------------------------------------------------------

Class A shares

Net asset value per share
(net assets/shares of beneficial interest outstanding)                    $12.61          $10.96          $11.73          $11.82
--------------------------------------------------------------------------------------------------------------------------------
Offering price per share (100/95.25 of net asset value per share)         $13.24          $11.51          $12.31          $12.41
--------------------------------------------------------------------------------------------------------------------------------

Class B shares

Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)                    $12.60          $10.95          $11.72          $11.82
--------------------------------------------------------------------------------------------------------------------------------

Class C shares

Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)                       $--             $--          $11.72             $--
--------------------------------------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.
                                                                  MISSISSIPPI         NEW YORK   NORTH CAROLINA     PENNSYLVANIA
                                                                         FUND             FUND             FUND             FUND

For year ended 3/31/04

NET INVESTMENT INCOME

Interest income                                                    $5,276,412      $10,247,908      $20,977,675       $5,859,048
--------------------------------------------------------------------------------------------------------------------------------
Expenses -

Management fee                                                       $552,517       $1,071,579       $2,202,103         $673,690
--------------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                  4,459            7,097           12,988            6,636
--------------------------------------------------------------------------------------------------------------------------------
Shareholder servicing costs                                           145,897          280,941          545,247          175,422
--------------------------------------------------------------------------------------------------------------------------------
Distribution and service fee (Class A)                                     --          334,531        1,084,168           73,299
--------------------------------------------------------------------------------------------------------------------------------
Distribution and service fee (Class B)                                111,023          422,503          555,201          442,059
--------------------------------------------------------------------------------------------------------------------------------
Distribution and service fee (Class C)                                     --          184,580          343,803               --
--------------------------------------------------------------------------------------------------------------------------------
Administrative fee                                                      9,834           19,182           39,548           12,211
--------------------------------------------------------------------------------------------------------------------------------
Custodian fee                                                          37,712           71,410          141,667           45,259
--------------------------------------------------------------------------------------------------------------------------------
Printing                                                                8,281           20,837           33,333           16,519
--------------------------------------------------------------------------------------------------------------------------------
Postage                                                                 1,541            4,076            6,622            2,840
--------------------------------------------------------------------------------------------------------------------------------
Auditing fees                                                          34,446           33,366           34,046           33,360
--------------------------------------------------------------------------------------------------------------------------------
Legal fees                                                              4,576            2,270            5,664            5,852
--------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                          36,170           77,303           87,691           75,170
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                       $946,456       $2,529,675       $5,092,081       $1,562,317
--------------------------------------------------------------------------------------------------------------------------------
Fees paid indirectly                                                   (1,340)          (1,648)          (3,868)          (1,621)
--------------------------------------------------------------------------------------------------------------------------------
Reduction of expenses by investment adviser                          (205,621)        (399,065)        (819,959)        (378,004)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                         $739,495       $2,128,962       $4,268,254       $1,182,692
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                              $4,536,917       $8,118,946      $16,709,421       $4,676,356
--------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)-

Investment transactions                                              $562,246          $99,833         $721,574         $441,692
--------------------------------------------------------------------------------------------------------------------------------
Swap transactions                                                    (311,262)        (506,595)      (1,286,022)        (612,121)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              $250,984        $(406,762)       $(564,448)       $(170,429)
--------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) -

Investments                                                          $112,878       $1,618,106       $2,909,917       $1,673,887
--------------------------------------------------------------------------------------------------------------------------------
Swap transactions                                                    (325,124)        (516,414)        (325,278)        (378,199)
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                           $(212,246)      $1,101,692       $2,584,639       $1,295,688
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                       $38,738         $694,930       $2,020,191       $1,125,259
--------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                             $4,575,655       $8,813,876      $18,729,612       $5,801,615
--------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations - continued

                                                               SOUTH CAROLINA        TENNESSEE         VIRGINIA    WEST VIRGINIA
                                                                         FUND             FUND             FUND             FUND

For year ended 3/31/04

NET INVESTMENT INCOME

Interest income                                                    $9,156,798       $7,291,872      $18,830,837       $8,268,201
--------------------------------------------------------------------------------------------------------------------------------
Expenses -

Management fee                                                       $941,169         $796,244       $1,890,807         $861,311
--------------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                  7,614            6,972           12,934            7,600
--------------------------------------------------------------------------------------------------------------------------------
Shareholder servicing costs                                           238,927          199,249          474,254          212,344
--------------------------------------------------------------------------------------------------------------------------------
Distribution and service fee (Class A)                                464,313          415,855        1,067,806          482,517
--------------------------------------------------------------------------------------------------------------------------------
Distribution and service fee (Class B)                                381,837          257,110          246,641          184,672
--------------------------------------------------------------------------------------------------------------------------------
Distribution and service fee (Class C)                                     --               --          134,301               --
--------------------------------------------------------------------------------------------------------------------------------
Administrative fee                                                     16,781           14,216           33,953           15,589
--------------------------------------------------------------------------------------------------------------------------------
Custodian fee                                                          61,274           52,516          125,183           56,680
--------------------------------------------------------------------------------------------------------------------------------
Printing                                                               15,357            9,095           32,052           12,046
--------------------------------------------------------------------------------------------------------------------------------
Postage                                                                 2,832            1,899            5,894            2,367
--------------------------------------------------------------------------------------------------------------------------------
Auditing fees                                                          34,046           34,166           33,561           32,666
--------------------------------------------------------------------------------------------------------------------------------
Legal fees                                                              5,692            5,936            4,054            4,867
--------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                          44,983           38,217           93,187           35,356
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                     $2,214,825       $1,831,475       $4,154,627       $1,908,015
--------------------------------------------------------------------------------------------------------------------------------
Fees paid indirectly                                                   (2,030)          (1,518)          (3,018)          (1,997)
--------------------------------------------------------------------------------------------------------------------------------
Reduction of expenses by investment adviser                          (350,655)        (296,509)        (704,136)        (320,918)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                       $1,862,140       $1,533,448       $3,447,473       $1,585,100
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                              $7,294,658       $5,758,424      $15,383,364       $6,683,101
--------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain (loss) (identified cost basis)-

Investment transactions                                              $555,192         $555,429         $272,436         $190,091
--------------------------------------------------------------------------------------------------------------------------------
Swap transactions                                                    (573,958)        (266,155)        (716,117)        (294,315)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              $(18,766)        $289,274        $(443,681)       $(104,224)
--------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) -

Investments                                                        $1,505,374         $580,731       $4,267,328       $1,110,287
--------------------------------------------------------------------------------------------------------------------------------
Swap transactions                                                    (234,807)        (119,612)        (405,485)        (301,935)
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                 $1,270,567         $461,119       $3,861,843         $808,352
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                    $1,251,801         $750,393       $3,418,162         $704,128
--------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                             $8,546,459       $6,508,817      $18,801,526       $7,387,229
--------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS         STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                        MISSISSIPPI       NEW YORK   NORTH CAROLINA   PENNSYLVANIA
                                                                               FUND           FUND             FUND           FUND

For year ended 3/31/04

INCREASE IN NET ASSETS

OPERATIONS

Net investment income                                                    $4,536,917     $8,118,946      $16,709,421     $4,676,356
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                     250,984       (406,762)        (564,448)      (170,429)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                                  (212,246)     1,101,692        2,584,639      1,295,688
----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                   $4,575,655     $8,813,876      $18,729,612     $5,801,615
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income

  Class A                                                               $(4,064,652)   $(5,975,204)    $(13,419,746)   $(3,030,603)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                  (520,819)    (1,566,640)      (2,043,344)    (1,629,792)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                        --       (682,101)      (1,263,628)            --
----------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments

  Class A                                                                        --             --         (280,664)            --
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                        --             --          (49,717)            --
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                        --             --          (31,261)            --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                            $(4,585,471)   $(8,223,945)    $(17,088,360)   $(4,660,395)
----------------------------------------------------------------------------------------------------------------------------------

FUND SHARE (PRINCIPAL) TRANSACTIONS

Net proceeds from sale of shares                                        $10,655,498    $41,425,831      $37,294,299    $30,601,516
----------------------------------------------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in reinvestment
of distributions                                                          2,272,543      5,293,059       11,195,687      2,819,570
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares reacquired                                               (17,857,814)   (39,966,408)     (66,966,662)   (26,644,762)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from fund share transactions      $(4,929,773)    $6,752,482     $(18,476,676)    $6,776,324
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 $(4,939,589)    $7,342,413     $(16,835,424)    $7,917,544
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of period                                                  100,623,563    187,715,392      407,639,335    115,645,637
----------------------------------------------------------------------------------------------------------------------------------
At end of period                                                        $95,683,974   $195,057,805     $390,803,911   $123,563,181
----------------------------------------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income
included in net assets at end of period                                   $(136,159)     $(599,596)     $(1,147,712)     $(288,620)
----------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets - continued

                                                                     SOUTH CAROLINA      TENNESSEE       VIRGINIA  WEST VIRGINIA
                                                                               FUND           FUND           FUND           FUND

For year ended 3/31/04

INCREASE IN NET ASSETS

OPERATIONS

Net investment income                                                    $7,294,658     $5,758,424    $15,383,364     $6,683,101
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                     (18,766)       289,274       (443,681)      (104,224)
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                        1,270,567        461,119      3,861,843        808,352
--------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                   $8,546,459     $6,508,817    $18,801,526     $7,387,229
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income

  Class A                                                               $(6,047,323)   $(4,946,524)  $(13,869,373)   $(5,969,940)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                (1,491,730)      (903,219)      (960,093)      (679,583)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                        --             --       (522,406)            --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                            $(7,539,053)   $(5,849,743)  $(15,351,872)   $(6,649,523)
--------------------------------------------------------------------------------------------------------------------------------

FUND SHARE (PRINCIPAL) TRANSACTIONS

Net proceeds from sale of shares                                        $29,350,138    $15,937,341    $20,320,016    $14,857,638
--------------------------------------------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in reinvestment
of distributions                                                          4,689,230      3,214,136      8,573,893      4,326,299
--------------------------------------------------------------------------------------------------------------------------------
Cost of shares reacquired                                               (27,765,798)   (19,879,059)   (40,615,202)   (20,585,229)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from fund share transactions       $6,273,570      $(727,582)  $(11,721,293)   $(1,401,292)
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  $7,280,976       $(68,508)   $(8,271,639)     $(663,586)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of period                                                  167,447,110    143,364,490    346,391,909    159,006,598
--------------------------------------------------------------------------------------------------------------------------------
At end of period                                                       $174,728,086   $143,295,982   $338,120,270   $158,343,012
--------------------------------------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment
income included in net assets at end of period                             $(76,278)     $(395,581)     $(951,430)     $(394,194)
--------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets - continued

                                                                        MISSISSIPPI       NEW YORK   NORTH CAROLINA   PENNSYLVANIA
                                                                               FUND           FUND             FUND           FUND

For year ended 3/31/03

INCREASE IN NET ASSETS

OPERATIONS

Net investment income                                                    $4,340,327     $7,663,268      $17,561,632     $3,987,503
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                     211,423        284,626        2,016,429       (149,368)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                        3,809,412      8,095,618       17,099,996      4,464,372
----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                   $8,361,162    $16,043,512      $36,678,057     $8,302,507
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income

  Class A                                                               $(4,058,929)   $(6,022,805)    $(14,502,430)   $(2,791,122)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                  (469,269)    (1,402,028)      (2,353,128)    (1,467,283)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                        --       (476,288)      (1,117,181)            --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                            $(4,528,198)   $(7,901,121)    $(17,972,739)   $(4,258,405)
----------------------------------------------------------------------------------------------------------------------------------

FUND SHARE (PRINCIPAL) TRANSACTIONS

Net proceeds from sale of shares                                        $17,633,153    $43,561,956      $39,282,954    $50,723,478
----------------------------------------------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in reinvestment
of distributions                                                          2,287,961      5,090,304       11,621,792      2,485,165
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares reacquired                                                (9,311,035)   (30,877,198)     (46,495,365)   (17,554,351)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from fund share transactions                 $10,610,079    $17,775,062       $4,409,381    $35,654,292
----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                            $14,443,043    $25,917,453      $23,114,699    $39,698,394
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of period                                                   86,180,520    164,797,939      384,524,636     75,947,243
----------------------------------------------------------------------------------------------------------------------------------
At end of period                                                       $100,623,563   $187,715,392     $407,639,335   $115,645,637
----------------------------------------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income included
in net assets at end of period                                             $(86,847)     $(489,403)     $(1,114,375)     $(292,552)
----------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets - continued

                                                                     SOUTH CAROLINA      TENNESSEE       VIRGINIA  WEST VIRGINIA
                                                                               FUND           FUND           FUND           FUND

For year ended 3/31/03

INCREASE IN NET ASSETS

OPERATIONS

Net investment income                                                    $7,418,489     $5,925,598    $15,689,806     $7,005,287
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                            714,730        359,898        239,753        361,090
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                        6,460,467      5,835,725     13,828,605      5,329,668
--------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from operations                                  $14,593,686    $12,121,221    $29,758,164    $12,696,045
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income

  Class A                                                               $(6,104,336)   $(5,116,263)  $(14,108,313)   $(6,342,674)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                (1,485,789)    (1,081,818)    (1,023,751)      (762,988)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                        --             --       (459,134)            --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                            $(7,590,125)   $(6,198,081)  $(15,591,198)   $(7,105,662)
--------------------------------------------------------------------------------------------------------------------------------

FUND SHARE (PRINCIPAL) TRANSACTIONS

Net proceeds from sale of shares                                        $26,803,450    $27,676,408    $27,785,098    $22,629,845
--------------------------------------------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in reinvestment
of distributions                                                          4,672,734      3,548,392      8,405,139      4,569,399
--------------------------------------------------------------------------------------------------------------------------------
Cost of shares reacquired                                               (26,609,520)   (21,260,850)   (40,642,264)   (11,890,910)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from fund share transactions       $4,866,664     $9,963,950    $(4,452,027)   $15,308,334
--------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                            $11,870,225    $15,887,090     $9,714,939    $20,898,717
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of period                                                  155,576,885    127,477,400    336,676,970    138,107,881
--------------------------------------------------------------------------------------------------------------------------------
At end of period                                                       $167,447,110   $143,364,490   $346,391,909   $159,006,598
--------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of) net investment
income included in net assets at end of period                             $128,349      $(335,965)     $(949,088)     $(479,948)
--------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS       FINANCIAL HIGHLIGHTS, MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent auditors, whose report, together with each fund's financial statements, are included in this report.

For years ended 3/31

CLASS A                                                                 2004         2003         2002         2001         2000

Net asset value, beginning of period                                  $10.02        $9.61        $9.78        $9.37        $9.93
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                               $0.46        $0.46        $0.49        $0.50        $0.50
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                  0.01         0.44        (0.16)        0.41        (0.56)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       $0.47        $0.90        $0.33        $0.91       $(0.06)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            $(0.47)      $(0.49)      $(0.50)      $(0.50)      $(0.50)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $10.02       $10.02        $9.61        $9.78        $9.37
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                                     4.77         9.48         3.45        10.02        (0.58)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                              0.62         0.64         0.65         0.65         0.66
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             4.61         4.70         5.05         5.28         5.22
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                        12           22            6           19           18
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                            $82,507      $87,724      $76,004      $67,458      $66,173
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                            $0.44        $0.44        $0.47        $0.48        $0.48
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                              0.82         0.84         0.85         0.85         0.84
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             4.41         4.50         4.85         5.08         5.04
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by less than 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS       FINANCIAL HIGHLIGHTS, MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31
CLASS B                                                                 2004         2003         2002         2001         2000

Net asset value, beginning of period                                  $10.04        $9.62        $9.79        $9.38        $9.94
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                               $0.38        $0.38        $0.42        $0.43        $0.42
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                 (0.01)^      0.44        (0.17)        0.41        (0.56)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       $0.37        $0.82        $0.25        $0.84       $(0.14)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            $(0.38)      $(0.40)      $(0.42)      $(0.43)      $(0.42)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $10.03       $10.04        $9.62        $9.79        $9.38
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                        3.80         8.67         2.62         9.17        (1.37)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                              1.44         1.47         1.45         1.43         1.46
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.79         3.86         4.23         4.50         4.41
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                        12           22            6           19           18
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                            $13,177      $12,900      $10,177      $10,986      $10,786
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                            $0.36        $0.36        $0.40        $0.41        $0.40
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                              1.64         1.67         1.65         1.63         1.64
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.59         3.66         4.03         4.30         4.23
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by less than 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
     ^ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of the Fund shares and the amount of per share realized and unrealized gains and losses at such time.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS       FINANCIAL HIGHLIGHTS, MFS(R) NEW YORK MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31
CLASS A                                                             2004          2003          2002          2001          2000
Net asset value, beginning of period                              $11.49        $10.94        $11.14        $10.58        $11.27
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.51         $0.52         $0.53         $0.55         $0.55
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.04          0.56         (0.18)         0.57         (0.69)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.55         $1.08         $0.35         $1.12        $(0.14)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.51)       $(0.53)       $(0.54)       $(0.55)       $(0.55)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                    --            --         (0.01)        (0.01)           --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                      $(0.51)       $(0.53)       $(0.55)       $(0.56)       $(0.55)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $11.53        $11.49        $10.94        $11.14        $10.58
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                                 4.90         10.05          3.16         10.75         (1.06)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          0.86          0.87          0.88          0.86          0.85
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.39          4.56          4.80          5.10          5.14
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    13            17            18            35            38
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $131,642      $132,843      $121,717      $125,917      $101,403
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.48         $0.49         $0.51         $0.52         $0.53
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.06          1.07          1.08          1.06          1.03
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.19          4.36          4.60          4.90          4.96
--------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS       FINANCIAL HIGHLIGHTS, MFS(R) NEW YORK MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS B                                                                 2004         2003         2002         2001         2000

Net asset value, beginning of period                                  $11.45       $10.93       $11.13       $10.58       $11.27
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                               $0.42        $0.43        $0.45        $0.46        $0.47
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                  0.04         0.54        (0.19)        0.57        (0.69)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       $0.46        $0.97        $0.26        $1.03       $(0.22)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            $(0.42)      $(0.45)      $(0.45)      $(0.47)      $(0.47)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                        --           --        (0.01)       (0.01)          --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                          $(0.42)      $(0.45)      $(0.46)      $(0.48)      $(0.47)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $11.49       $11.45       $10.93       $11.13       $10.58
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                        4.12         8.96         2.39         9.94        (1.89)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                              1.60         1.62         1.63         1.61         1.60
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.62         3.80         4.05         4.33         4.38
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                        13           17           18           35           38
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                            $41,509      $40,867      $29,903      $25,928      $20,224
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                            $0.39        $0.41        $0.43        $0.44        $0.45
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                              1.80         1.82         1.83         1.81         1.78
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.42         3.60         3.85         4.13         4.20
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS       FINANCIAL HIGHLIGHTS, MFS(R) NEW YORK MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

                                                                                    For years ended 3/31            Period Ended
                                                                                2004          2003         2002       3/31/2001*
CLASS C

Net asset value, beginning of period                                          $11.47        $10.93       $11.13           $10.91
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                                       $0.42         $0.43        $0.45            $0.14
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                          0.04          0.56        (0.18)            0.23
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               $0.46         $0.99        $0.27            $0.37
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                                    $(0.42)       $(0.45)      $(0.46)          $(0.14)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                --            --        (0.01)           (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                  $(0.42)       $(0.45)      $(0.47)          $(0.15)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $11.51        $11.47       $10.93           $11.13
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                4.12          9.14         2.39             3.36++
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                                      1.60          1.62         1.63             1.61+
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                                     3.63          3.81         4.05             4.20+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                13            17           18               35
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                    $21,907       $14,005      $10,178           $8,578
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                                    $0.39         $0.41        $0.43            $0.14
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                                      1.80          1.82         1.83             1.81+
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                                     3.43          3.61         3.85             4.00+
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the inception of Class C shares, December 11, 2000, through March 31, 2001.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS     FINANCIAL HIGHLIGHTS, MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS A                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                              $12.24        $11.68        $11.89        $11.35        $12.14
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.53         $0.54         $0.57         $0.58         $0.59
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.07          0.58         (0.21)         0.55         (0.80)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.60         $1.12         $0.36         $1.13        $(0.21)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.53)       $(0.56)       $(0.57)       $(0.58)       $(0.58)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                    --            --         (0.00)+++     (0.01)           --
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                              (0.01)           --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                      $(0.54)       $(0.56)       $(0.57)       $(0.59)       $(0.58)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $12.30        $12.24        $11.68        $11.89        $11.35
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                                 5.01          9.71          3.08         10.20         (1.67)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          0.92          0.91          0.92          0.91          0.91
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.30          4.50          4.78          5.03          5.07
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                     9            20            13            27             9
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $305,185      $316,687      $303,250      $308,447      $310,624
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.50         $0.52         $0.54         $0.56         $0.57
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.12          1.11          1.12          1.11          1.09
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.10          4.30          4.58          4.83          4.89
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS     FINANCIAL HIGHLIGHTS, MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS B                                                                 2004         2003         2002         2001         2000

Net asset value, beginning of period                                  $12.23       $11.67       $11.89       $11.35       $12.13
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                               $0.45        $0.47        $0.48        $0.50        $0.51
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                  0.07         0.57        (0.20)        0.55        (0.78)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       $0.52        $1.04        $0.28        $1.05       $(0.27)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            $(0.45)      $(0.48)      $(0.49)      $(0.50)      $(0.51)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                        --           --        (0.01)       (0.01)          --
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                  (0.01)          --           --           --           --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                          $(0.46)      $(0.48)      $(0.50)      $(0.51)      $(0.51)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $12.29       $12.23       $11.67       $11.89       $11.35
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                        4.33         9.01         2.33         9.49        (2.22)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                              1.56         1.56         1.57         1.56         1.56
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.64         3.85         4.07         4.37         4.42
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                         9           20           13           27            9
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                            $50,363      $59,116      $57,534      $60,449      $48,794
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                            $0.42        $0.44        $0.46        $0.48        $0.49
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                              1.76         1.76         1.77         1.76         1.74
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.44         3.65         3.87         4.17         4.24
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS     FINANCIAL HIGHLIGHTS, MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS C                                                                 2004         2003         2002         2001         2000

Net asset value, beginning of period                                  $12.23       $11.67       $11.89       $11.35       $12.13
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                               $0.45        $0.46        $0.48        $0.50        $0.51
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                  0.07         0.58        (0.20)        0.55        (0.78)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       $0.52        $1.04        $0.28        $1.05       $(0.27)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            $(0.45)      $(0.48)      $(0.49)      $(0.50)      $(0.51)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                        --           --        (0.01)       (0.01)          --
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                  (0.01)          --           --           --           --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                          $(0.46)      $(0.48)      $(0.50)      $(0.51)      $(0.51)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $12.29       $12.23       $11.67       $11.89       $11.35
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                        4.33         9.01         2.33         9.49        (2.22)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                              1.57         1.56         1.57         1.56         1.56
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.67         3.84         4.07         4.37         4.42
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                         9           20           13           27            9
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                            $35,256      $31,836      $23,741      $19,099      $14,206
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                            $0.43        $0.44        $0.46        $0.48        $0.49
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                              1.77         1.76         1.77         1.76         1.74
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.47         3.64         3.87         4.17         4.24
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS     FINANCIAL HIGHLIGHTS, MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS A                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                              $10.21         $9.73         $9.85         $9.36         $9.90
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.42         $0.45         $0.48         $0.49         $0.50
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.10          0.51         (0.11)         0.49         (0.55)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.52         $0.96         $0.37         $0.98        $(0.05)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.42)       $(0.48)       $(0.49)       $(0.49)       $(0.49)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                    --            --         (0.00)+++        --            --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                      $(0.42)       $(0.48)       $(0.49)       $(0.49)       $(0.49)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.31        $10.21         $9.73         $9.85         $9.36
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                                 5.12         10.12          3.85         10.85         (0.45)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          0.64          0.48          0.36          0.37          0.38
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.12          4.47          4.90          5.17          5.19
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    24            19            19            10            48
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $75,083       $68,705       $47,661       $33,842       $25,494
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service fees in excess of 0.20% of average daily net assets. Prior to
    January 1, 2003, MFS had contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service fees such that "Other
    Expenses" did not exceed 0.40% annually. This arrangement was effected by MFS bearing all of the fund's "Other Expenses"
    during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. The investment adviser had agreed to waive 0.40% of the reimbursement fee for an indefinite period of time.
    This agreement terminated on December 31, 2002. In addition, the investment adviser contractually waived a portion of its fee for the periods indicated. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.39         $0.40         $0.43         $0.44         $0.44
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          0.94          0.96          0.89          0.93          0.91
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.82          3.99          4.37          4.61          4.66
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS     FINANCIAL HIGHLIGHTS, MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS B                                                                 2004         2003         2002         2001         2000

Net asset value, beginning of period                                  $10.24        $9.75        $9.88        $9.38        $9.92
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                               $0.34        $0.36        $0.40        $0.42        $0.42
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                  0.10         0.53        (0.12)        0.50        (0.55)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       $0.44        $0.89        $0.28        $0.92       $(0.13)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            $(0.34)      $(0.40)      $(0.41)      $(0.42)      $(0.41)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                        --           --        (0.00)+++       --           --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                          $(0.34)      $(0.40)      $(0.41)      $(0.42)      $(0.41)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $10.34       $10.24        $9.75        $9.88        $9.38
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                        4.38         9.21         2.86        10.06        (1.25)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                              1.44         1.30         1.20         1.17         1.19
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.32         3.62         4.06         4.38         4.38
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                        24           19           19           10           48
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                            $48,480      $46,941      $28,286      $20,827      $17,496
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service fees in excess of 0.20% of average daily net assets. Prior to
    January 1, 2003, MFS had contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service fees such that "Other
    Expenses" did not exceed 0.40% annually. This arrangement was effected by MFS bearing all of the fund's "Other Expenses"
    during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. The investment adviser had agreed to waive 0.40% of the reimbursement fee for an indefinite period of time.
    This agreement terminated on December 31, 2002. In addition, the investment adviser contractually waived a portion of its fee for the periods indicated. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                            $0.31        $0.32        $0.35        $0.36        $0.37
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                              1.74         1.78         1.73         1.73         1.72
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.02         3.14         3.53         3.82         3.85
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS       FINANCIAL HIGHLIGHTS, MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS A                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                              $12.53        $12.00        $12.15        $11.58        $12.48
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.55         $0.58         $0.60         $0.60         $0.58
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.10          0.54         (0.16)         0.56         (0.86)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.65         $1.12         $0.44         $1.16        $(0.28)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.57)       $(0.59)       $(0.59)       $(0.59)       $(0.58)
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                 --            --            --            --         (0.03)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                         --            --            --            --         (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                      $(0.57)       $(0.59)       $(0.59)       $(0.59)       $(0.62)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $12.61        $12.53        $12.00        $12.15        $11.58
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                                 5.30          9.51          3.68         10.26         (2.27)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          0.94          0.95          0.94          0.96          0.94
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.39          4.68          4.91          5.13          4.91
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    16            21            10            33            18
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $137,911      $129,844      $121,438      $120,529      $121,064
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.53         $0.55         $0.57         $0.58         $0.56
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.14          1.15          1.14          1.16          1.12
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.19          4.48          4.71          4.93          4.73
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share, and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS       FINANCIAL HIGHLIGHTS, MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS B                                                                 2004         2003         2002         2001         2000

Net asset value, beginning of period                                  $12.52       $11.99       $12.14       $11.58       $12.47
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                               $0.47        $0.50        $0.52        $0.52        $0.51
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                  0.10         0.54        (0.16)        0.55        (0.86)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       $0.57        $1.04        $0.36        $1.07       $(0.35)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            $(0.49)      $(0.51)      $(0.51)      $(0.51)      $(0.50)
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                     --           --           --           --        (0.03)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                             --           --           --           --        (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                          $(0.49)      $(0.51)      $(0.51)      $(0.51)      $(0.54)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $12.60       $12.52       $11.99       $12.14       $11.58
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                        4.62         8.81         3.01         9.46        (2.82)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                              1.59         1.60         1.59         1.61         1.59
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.74         4.03         4.25         4.47         4.26
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                        16           21           10           33           18
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                            $36,817      $37,603      $34,139      $33,302      $31,532
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                            $0.45        $0.47        $0.49        $0.50        $0.48
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                              1.79         1.80         1.79         1.81         1.77
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.54         3.83         4.05         4.27         4.08
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS       FINANCIAL HIGHLIGHTS, MFS(R) TENNESSEE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS A                                                             2004          2003          2002         2001          2000

Net asset value, beginning of period                              $10.90        $10.43        $10.58       $10.11        $10.87
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.45         $0.47         $0.49        $0.50         $0.50
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.06          0.49         (0.14)        0.47         (0.69)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.51         $0.96         $0.35        $0.97        $(0.19)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.45)       $(0.49)       $(0.50)      $(0.50)       $(0.50)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                 --            --            --           --         (0.07)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                    --            --         (0.00)+++       --            --
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                         --            --            --           --         (0.00)+++
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                      $(0.45)       $(0.49)       $(0.50)      $(0.50)       $(0.57)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.96        $10.90        $10.43       $10.58        $10.11
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                                 4.80          9.34          3.36         9.87         (1.75)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          0.94          0.97          0.94         0.95          0.96

------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.08          4.35          4.66         4.87          4.80
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    19            16            12           19            20
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $118,990      $115,819      $101,294      $99,097      $100,251
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.42         $0.45         $0.47        $0.48         $0.48
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.14          1.17          1.14         1.15          1.14
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.88          4.15          4.46         4.67          4.62
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $(0.01).
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS       FINANCIAL HIGHLIGHTS, MFS(R) TENNESSEE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS B                                                                2004         2003         2002         2001         2000

Net asset value, beginning of period                                 $10.89       $10.42       $10.57       $10.10       $10.86
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                              $0.38        $0.40        $0.42        $0.43        $0.43
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                 0.06         0.49        (0.14)        0.47        (0.69)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      $0.44        $0.89        $0.28        $0.90       $(0.26)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                           $(0.38)      $(0.42)      $(0.43)      $(0.43)      $(0.43)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                    --           --           --           --        (0.07)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                       --           --        (0.00)+++       --           --
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                            --           --           --           --        (0.00)+++
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                         $(0.38)      $(0.42)      $(0.43)      $(0.43)      $(0.50)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $10.95       $10.89       $10.42       $10.57       $10.10
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                       4.12         8.64         2.69         9.17        (2.39)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                             1.59         1.62         1.59         1.60         1.61
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                            3.43         3.70         4.00         4.22         4.15
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                       19           16           12           19           20
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $24,306      $27,546      $26,183      $23,656      $21,321
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                           $0.35        $0.38        $0.40        $0.41        $0.41
------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                             1.79         1.82         1.79         1.80         1.79
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                            3.23         3.50         3.80         4.02         3.97
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS       FINANCIAL HIGHLIGHTS, MFS(R) VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS A                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                              $11.61        $11.14        $11.36        $10.91        $11.60
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.53         $0.53         $0.54         $0.56         $0.57
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.12          0.47         (0.22)         0.45         (0.70)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.65         $1.00         $0.32         $1.01        $(0.13)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.53)       $(0.53)       $(0.54)       $(0.56)       $(0.56)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                    --            --         (0.00)+++     (0.00)+++        --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                      $(0.53)       $(0.53)       $(0.54)       $(0.56)       $(0.56)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $11.73        $11.61        $11.14        $11.36        $10.91
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                                 5.70          9.10          2.87          9.55         (1.09)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          0.93          0.93          0.92          0.91          0.91
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.53          4.62          4.77          5.06          5.07
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    11            13            14            24            13
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $301,218      $308,164      $299,088      $304,581      $311,934
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.51         $0.51         $0.52         $0.54         $0.54
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.13          1.13          1.12          1.11          1.09
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.33          4.42          4.57          4.86          4.89
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $(0.01).
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charges had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS       FINANCIAL HIGHLIGHTS, MFS(R) VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS B                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                              $11.60        $11.13        $11.35        $10.91        $11.60
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.45         $0.46         $0.47         $0.48         $0.49
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.12          0.46         (0.22)         0.44         (0.70)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.57         $0.92         $0.25         $0.92        $(0.21)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.45)       $(0.45)       $(0.47)       $(0.48)       $(0.48)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                    --            --         (0.00)+++     (0.00)+++        --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                      $(0.45)       $(0.45)       $(0.47)       $(0.48)       $(0.48)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $11.72        $11.60        $11.13        $11.35        $10.91
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                    5.02          8.40          2.20          8.76         (1.73)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          1.57          1.58          1.58          1.56          1.56
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.88          3.97          4.12          4.39          4.42
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    11            13            14            24            13
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $23,564       $25,470       $26,970       $29,872       $29,316
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.43         $0.43         $0.45         $0.46         $0.47
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.77          1.78          1.78          1.76          1.74
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.68          3.77          3.92          4.19          4.24
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $(0.01).
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS       FINANCIAL HIGHLIGHTS, MFS(R) VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS C                                                                 2004         2003         2002         2001         2000

Net asset value, beginning of period                                  $11.61       $11.13       $11.36       $10.91       $11.60
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                               $0.45        $0.45        $0.47        $0.48        $0.49
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                  0.11         0.48        (0.23)        0.45        (0.70)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       $0.56        $0.93        $0.24        $0.93       $(0.21)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                            $(0.45)      $(0.45)      $(0.47)      $(0.48)      $(0.48)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                        --           --        (0.00)+++    (0.00)+++       --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                          $(0.45)      $(0.45)      $(0.47)      $(0.48)      $(0.48)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $11.72       $11.61       $11.13       $11.36       $10.91
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                        4.93         8.49         2.10         8.85        (1.73)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                              1.57         1.58         1.57         1.56         1.56
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.88         3.97         4.10         4.37         4.42
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                        11           13           14           24           13
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                            $13,338      $12,758      $10,619       $6,965       $5,171
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                            $0.43        $0.43        $0.44        $0.46        $0.47
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                              1.77         1.78         1.77         1.76         1.74
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                             3.68         3.77         3.90         4.17         4.24
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $(0.01).
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS       FINANCIAL HIGHLIGHTS, MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31
CLASS A                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                              $11.77        $11.32        $11.45        $10.95        $11.75
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.51         $0.55         $0.57         $0.57         $0.57
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.05          0.46         (0.14)         0.50         (0.80)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.56         $1.01         $0.43         $1.07        $(0.23)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.51)       $(0.56)       $(0.56)       $(0.57)       $(0.57)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $11.82        $11.77        $11.32        $11.45        $10.95
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                                 4.84          9.04          3.79         10.04         (1.89)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          0.93          0.96          0.93          0.95          0.95
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.33          4.71          4.97          5.14          5.13
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    17            13             2             9            30
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $140,599      $139,564      $121,860      $118,862      $117,174
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.49         $0.53         $0.55         $0.55         $0.55
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.13          1.16          1.13          1.15          1.13
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         4.13          4.51          4.77          4.94          4.95
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS       FINANCIAL HIGHLIGHTS, MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------------------------------------------------

For years ended 3/31

CLASS B                                                             2004          2003          2002          2001          2000

Net asset value, beginning of period                              $11.76        $11.31        $11.44        $10.94        $11.74
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                                           $0.43         $0.47         $0.50         $0.50         $0.50
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              0.06          0.46         (0.15)         0.50         (0.80)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   $0.49         $0.93         $0.35         $1.00        $(0.30)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(0.43)       $(0.48)       $(0.48)       $(0.50)       $(0.50)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $11.82        $11.76        $11.31        $11.44        $10.94
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                    4.25          8.34          3.12          9.34         (2.53)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                          1.58          1.61          1.59          1.60          1.60
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.68          4.06          4.31          4.48          4.48
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    17            13             2             9            30
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                        $17,744       $19,443       $16,248       $16,170       $14,727
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                                        $0.41         $0.45         $0.47         $0.48         $0.48
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                                          1.78          1.81          1.79          1.80          1.78
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                         3.48          3.86          4.11          4.28          4.30
--------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a non-diversified series of MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each fund invests primarily in the securities of a single state and its political subdivisions, each fund is vulnerable to the effects of changes in the legal and economic environment of the particular state. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value.

Investment Valuations - Each fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Bonds and other fixed income securities (other than short-term obligations) in each fund's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in each fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Swap Agreements - Each fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party, which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. Each fund may use swaps for both hedging and non-hedging purposes. For hedging purposes, each fund may use swaps to reduce its exposure to interest rate fluctuations. For non- hedging purposes, each fund may use swaps to take a position on anticipated changes in the underlying financial index.

Interest Rate Swap Agreements - Interest rate swap agreements are agreements to exchange cash flows periodically based on a notional principal amount, for example the exchange of fixed rate interest payments for floating rate interest payments which are based on a specific financial index or the exchange of two distinct floating rate payments. The net receivable or payable associated with these payments is accrued daily and is recorded as net interest income or expense. For financial statement purposes, the net interest income or expense periodically recognized for an interest rate swap agreement is recorded in the same line item as any unrealized and realized gains or losses recognized for that instrument. The primary risk associated with interest rate swap agreements is that unfavorable changes in the fluctuation of interest rates could adversely impact the funds.

Rate Lock Swap Agreements - Each fund may enter into rate lock swap agreements, which are used to reduce the interest rate risk of the portfolio. A rate lock swap agreement is a payment or receipt of cash on a specified future date, calculated as the difference between the strike rate and a specific index yield on that date. The payment received or made at the end of the measurement period is recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended March 31, 2004, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by each fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the year ended March 31, 2004 was as follows:

                                                       NORTH                       SOUTH                                     WEST
                          MISSISSIPPI   NEW YORK      CAROLINA    PENNSYLVANIA   CAROLINA     TENNESSEE      VIRGINIA      VIRGINIA
                             FUND         FUND          FUND          FUND         FUND          FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
Tax-exempt income         $4,585,471    $8,223,945   $16,726,718   $4,660,395   $7,539,053   $5,849,743   $15,351,872    $6,649,523
-----------------------------------------------------------------------------------------------------------------------------------
Long-term capital gain            --            --       361,642           --           --           --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions       $4,585,471    $8,223,945   $17,088,360   $4,660,395   $7,539,053   $5,849,743   $15,351,872    $6,649,523
-----------------------------------------------------------------------------------------------------------------------------------

The tax character of distributions declared for the year ended March 31, 2003 was as follows:

                                                        NORTH                       SOUTH                                   WEST
                           MISSISSIPPI   NEW YORK      CAROLINA    PENNSYLVANIA   CAROLINA     TENNESSEE      VIRGINIA    VIRGINIA
                              FUND         FUND          FUND          FUND         FUND          FUND          FUND        FUND
-----------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
Tax-exempt income         $4,528,198    $7,901,121   $17,972,739   $4,258,405   $7,590,125   $6,198,081   $15,591,198    $7,105,662
-----------------------------------------------------------------------------------------------------------------------------------

During the year ended March 31, 2004, the following amounts were reclassified due to differences between book and tax accounting for amortization and accretion on debt securities, market discount, utilization of equalization (a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares):

                                                        NORTH                       SOUTH                                   WEST
                           MISSISSIPPI   NEW YORK      CAROLINA    PENNSYLVANIA   CAROLINA     TENNESSEE      VIRGINIA    VIRGINIA
                              FUND         FUND          FUND          FUND         FUND          FUND          FUND        FUND
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital          $(1,465,782)     $(41,270)      $12,273    $(905,564)     $31,019      $40,964      $(44,941)  $(1,541,807)
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated
undistributed net
realized gain (loss)
on investments             1,466,540        46,464         3,767      917,593      (70,787)     (72,667)       78,775     1,489,631
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated
distributions in
excess of net
investment income               (758)       (5,194)      (16,040)     (12,029)      39,768       31,703       (33,834)       52,176
-----------------------------------------------------------------------------------------------------------------------------------

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                      NORTH                       SOUTH                                  WEST
                         MISSISSIPPI   NEW YORK      CAROLINA    PENNSYLVANIA   CAROLINA    TENNESSEE      VIRGINIA   VIRGINIA
                            FUND         FUND          FUND          FUND         FUND         FUND          FUND       FUND
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed tax-
exempt income            $276,013       $81,738      $199,849        $113,238     $562,102       $80,464     $315,637      $125,061
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary
income                         --            --            --              --           --            --           --        35,540
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed long-
term capital gains             --            --            --              --           --        72,692           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Capital loss
carryforward             (228,833)     (576,318)     (437,200)     (1,074,365)  (2,259,134)           --   (4,501,068)   (1,077,400)
-----------------------------------------------------------------------------------------------------------------------------------
Post October capital
loss deferred                  --             --           --              --           --            --      (16,414)     (215,607)
-----------------------------------------------------------------------------------------------------------------------------------
Unrealized
appreciation            5,667,802    17,727,329    33,515,393       7,136,961   15,209,030    10,630,938   27,614,345    12,237,676
-----------------------------------------------------------------------------------------------------------------------------------
Other temporary
differences              (408,238)     (681,334)   (1,346,821)       (401,360)    (638,334)     (476,045)  (1,265,692)     (554,795)
-----------------------------------------------------------------------------------------------------------------------------------

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                         NORTH                       SOUTH                                    WEST
                          MISSISSIPPI      NEW YORK    CAROLINA    PENNSYLVANIA    CAROLINA       TENNESSEE    VIRGINIA     VIRGINIA
EXPIRATION DATE              FUND            FUND        FUND          FUND          FUND           FUND         FUND         FUND

-----------------------------------------------------------------------------------------------------------------------------------
March 31, 2005             $(228,833)           $--          $--      $(533,472)         $--        $--     $(342,289)    $(714,690)
-----------------------------------------------------------------------------------------------------------------------------------
March 31, 2008                    --       (125,530)          --        (43,665)          --         --           --       (58,823)
-----------------------------------------------------------------------------------------------------------------------------------
March 31, 2009                    --             --           --       (175,279)  (2,259,134)        --    (1,733,400)     (220,540)
-----------------------------------------------------------------------------------------------------------------------------------
March 31, 2010                    --        (97,978)          --             --           --         --    (2,059,003)      (83,347)
-----------------------------------------------------------------------------------------------------------------------------------
March 31, 2011                    --             --          --        (120,267)          --         --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
March 31, 2012                    --       (352,810)    (437,200)      (201,682)          --         --      (366,376)           --
-----------------------------------------------------------------------------------------------------------------------------------
Total                      $(228,833)     $(576,318)   $(437,200)   $(1,074,365)  $(2,259,134)       $--  $(4,501,068)  $(1,077,400)
-----------------------------------------------------------------------------------------------------------------------------------

Multiple Classes of Shares of Beneficial Interest - Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of each fund based on the value of settled and estimated shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are due to differences in separate class expenses charged. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each fund's average daily net assets. The investment adviser has contractually agreed to waive a portion of its fee, which is shown as a reduction of total expenses in each fund's Statement of Operations. From April 1, 2003 to February 29, 2004 MFS reduced each fund's management fees to 0.35% of average daily net assets. As part of the settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce each fund's management fee to 0.30% of average daily net assets for the period from March 1, 2004 through February 28, 2009. During this time period, the Board of Trustees will continue to review the appropriateness of all advisory fees in accordance with their oversight responsibilities. After February 28, 2009 the management fee will be determined in accordance with then existing review policies approved by the Board of Trustees overseeing the funds. Management fees incurred for the year ended March 31, 2004, were 0.35% of average daily net assets on an annualized basis for each fund.

For the Pennsylvania Fund, the investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service fees in excess of 0.20% of average daily net assets. Prior to January 1, 2003, MFS had contractually agreed, subject to reimbursement, to bear a portion of the Pennsylvania Fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service fees such that "Other Expenses" did not exceed 0.40% annually. This arrangement was effected by MFS bearing all of the Pennsylvania Fund's "Other Expenses" during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. The investment adviser agreed to waive 0.40% of the reimbursement fee for an indefinite period of time. This agreement terminated on
December 31, 2002.

Each fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each fund, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc.
(MFSC). Each fund has an unfunded, defined benefit plan for retired Independent Trustees. Included in each fund's Trustees' compensation is a pension expense for retired Independent Trustees for the year ended
March 31, 2004:

                                                       NORTH                       SOUTH                                     WEST
                        MISSISSIPPI    NEW YORK      CAROLINA    PENNSYLVANIA    CAROLINA      TENNESSEE     VIRGINIA      VIRGINIA
                           FUND          FUND          FUND          FUND          FUND          FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
Pension Expense           $1,374         $1,799       $2,372         $1,390       $2,330         $1,704       $2,359         $2,324
-----------------------------------------------------------------------------------------------------------------------------------

Administrator - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS,
MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the
Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets, subject to a maximum amount, (i.e., each fund will pay the lesser of its allocated costs or a maximum amount based on its average daily net assets). For the year ended March 31, 2004, the maximum amount is based on the following annual percentages of the fund's average daily net assets:

First $2 billion                                                                                       0.0175%
--------------------------------------------------------------------------------------------------------------
Next $2.5 billion                                                                                      0.0130%
--------------------------------------------------------------------------------------------------------------
Next $2.5 billion                                                                                      0.0005%
--------------------------------------------------------------------------------------------------------------
In excess of $7 billion                                                                                0.0000%
--------------------------------------------------------------------------------------------------------------

For the year ended March 31, 2004, each fund paid MFS, which is listed below, that is equivalent to a percentage of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

                                                       NORTH                       SOUTH                                     WEST
                        MISSISSIPPI    NEW YORK      CAROLINA    PENNSYLVANIA    CAROLINA      TENNESSEE     VIRGINIA      VIRGINIA
                           FUND          FUND          FUND          FUND          FUND          FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
Expenses Paid             $9,834        $19,182      $39,548        $12,211      $16,781        $14,216      $33,953        $15,589
-----------------------------------------------------------------------------------------------------------------------------------
Percentage of average
daily net assets         0.0098%        0.0098%      0.0098%        0.0099%      0.0098%        0.0098%      0.0098%        0.0099%
-----------------------------------------------------------------------------------------------------------------------------------

The maximum amount that could have been charged to the fund during the year ended March 31, 2004 for administrative costs:

                                         NORTH                            SOUTH                                           WEST
   MISSISSIPPI         NEW YORK        CAROLINA       PENNSYLVANIA       CAROLINA       TENNESSEE        VIRGINIA       VIRGINIA
       FUND              FUND            FUND             FUND             FUND            FUND            FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
    $17,644           $34,226          $70,322          $21,519         $30,061         $25,430         $60,383         $27,506
-----------------------------------------------------------------------------------------------------------------------------------

Effective April 1, 2004 the maximum amount is based on the following annual percentages of each fund's average daily net assets:

First $2 billion                                                                                       0.01120%
---------------------------------------------------------------------------------------------------------------
Next $2.5 billion                                                                                      0.00832%
---------------------------------------------------------------------------------------------------------------
Next $2.5 billion                                                                                      0.00032%
---------------------------------------------------------------------------------------------------------------
In excess of $7 billion                                                                                0.00000%
---------------------------------------------------------------------------------------------------------------

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31,
2004 as its portion of the sales charge on sales of Class A shares of each fund:

                                         NORTH                            SOUTH                                           WEST
   MISSISSIPPI         NEW YORK        CAROLINA       PENNSYLVANIA       CAROLINA       TENNESSEE        VIRGINIA       VIRGINIA
       FUND              FUND            FUND             FUND             FUND            FUND            FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
     $35,697           $56,875          $78,359          $87,213         $54,929         $36,387         $61,487         $61,271
-----------------------------------------------------------------------------------------------------------------------------------

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment
Company Act of 1940 as follows:

Each fund's distribution plan provides that each fund will pay MFD an annual percentage of up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets of accounts attributable to such dealers and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to a securities dealer, which amounted to the following amounts for the year ended March 31, 2004.

                                         NORTH                            SOUTH                                           WEST
   MISSISSIPPI         NEW YORK        CAROLINA       PENNSYLVANIA       CAROLINA       TENNESSEE        VIRGINIA       VIRGINIA
       FUND              FUND            FUND             FUND             FUND            FUND            FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
       $--              $9,517          $9,858            $308            $2,737          $1,384         $13,328         $5,318
--------------------------------------------------------------------------------------------------------------------------------

During the year ended March 31, 2004, fees incurred under the distribution plan as a percentage of each fund's average daily net assets attributable to Class A shares on an annualized basis were as follows:

                                         NORTH                            SOUTH                                           WEST
   MISSISSIPPI         NEW YORK        CAROLINA       PENNSYLVANIA       CAROLINA       TENNESSEE        VIRGINIA       VIRGINIA
       FUND              FUND            FUND             FUND             FUND            FUND            FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
        --              0.25%            0.35%            0.10%           0.35%           0.35%           0.35%           0.35%
--------------------------------------------------------------------------------------------------------------------------------

Payments of the Mississippi Fund's 0.35% per annum Class A distribution and service fee will be implemented on such date as the
Trustees of the Trust may determine. In the case of the New York Fund, payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine.

Additionally for the Pennsylvania Fund the remaining portion of the 0.25% Class A service fee is not yet implemented and will become payable on such a date as the Trustees of the Trust may determine.

Each fund's distribution plan provides that each fund will pay MFD an annual percentage of up to 0.75% per annum, and a service fee of 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and
Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares, MFD retains the service fee for accounts not attributable to a securities dealer. For Class B and Class C service fees retained for the year ended March 31, 2004 were as follows:

                                                            NORTH                    SOUTH                                 WEST
                             MISSISSIPPI     NEW YORK     CAROLINA   PENNSYLVANIA  CAROLINA    TENNESSEE    VIRGINIA     VIRGINIA
                                 FUND          FUND         FUND         FUND        FUND         FUND        FUND         FUND
-----------------------------------------------------------------------------------------------------------------------------------
Class B                          $--           $132          $64         $397        $459         $--          $52         $103
-----------------------------------------------------------------------------------------------------------------------------------
Class C                          N/A            $3          $220         N/A          N/A         N/A         $226         N/A
-----------------------------------------------------------------------------------------------------------------------------------

During the year ended March 31, 2004, fees incurred under the distribution plan as a percentage of average daily net assets attributable to Class B and Class C shares on an annualized basis were as follows:

                                                            NORTH                    SOUTH                                 WEST
                             MISSISSIPPI     NEW YORK     CAROLINA   PENNSYLVANIA  CAROLINA    TENNESSEE    VIRGINIA     VIRGINIA
                                 FUND          FUND         FUND         FUND        FUND         FUND        FUND         FUND
-----------------------------------------------------------------------------------------------------------------------------------
Class B                         0.82%          1.00%        1.00%       0.90%        1.00%       1.00%        1.00%       1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Class C                          N/A           1.00%        1.00%        N/A          N/A         N/A         1.00%        N/A
-----------------------------------------------------------------------------------------------------------------------------------

Except in the case of the 0.25% per annum Class B service fee paid by the Mississippi Fund upon sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine.
Except in the case of the 0.25% per annum Class B service fee paid by the Pennsylvania Fund upon sale of Class B shares in the first year, the Class B shares service fee is currently 0.10% until such date as the Trustees of the Trust may determine.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 2004, were as follows:

                                                            NORTH                    SOUTH                                 WEST
                             MISSISSIPPI     NEW YORK     CAROLINA   PENNSYLVANIA  CAROLINA    TENNESSEE    VIRGINIA     VIRGINIA
CDSC IMPOSED                     FUND          FUND         FUND         FUND        FUND         FUND        FUND         FUND
-----------------------------------------------------------------------------------------------------------------------------------
Class A                          $--          $4,037         $--        $1,870      $48,897       $--          $5          $--
-----------------------------------------------------------------------------------------------------------------------------------
Class B                        $10,114       $111,073      $90,519     $111,207       N/A       $41,439      $41,151     $46,466
-----------------------------------------------------------------------------------------------------------------------------------

                                                       NORTH                      SOUTH                                    WEST
                         MISSISSIPPI    NEW YORK     CAROLINA    PENNSYLVANIA   CAROLINA     TENNESSEE     VIRGINIA      VIRGINIA
                            FUND          FUND         FUND          FUND         FUND          FUND         FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder Servicing
Fee                      $110,308      $213,973     $439,629      $135,470     $187,929      $158,979     $377,499      $171,962
-----------------------------------------------------------------------------------------------------------------------------------

Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, for the year ended March 31, 2004, as well as other expenses paid to unaffiliated vendors. The amounts for the year ended March 31, 2004 are the following:

                                                       NORTH                      SOUTH                                    WEST
                         MISSISSIPPI    NEW YORK     CAROLINA    PENNSYLVANIA   CAROLINA     TENNESSEE     VIRGINIA      VIRGINIA
                            FUND          FUND         FUND          FUND         FUND          FUND         FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
Out-of-pocket expenses    $10,408       $22,131      $40,256       $18,235      $16,754       $17,149      $40,704       $15,763
-----------------------------------------------------------------------------------------------------------------------------------

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities and short-term obligations, were as follows:

                                                       NORTH                      SOUTH                                    WEST
                         MISSISSIPPI    NEW YORK     CAROLINA    PENNSYLVANIA   CAROLINA     TENNESSEE     VIRGINIA      VIRGINIA
                            FUND          FUND         FUND          FUND         FUND          FUND         FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
Purchases                $11,966,578  $31,206,979   $37,100,458  $39,866,773   $30,118,136  $26,194,151   $38,624,224  $26,450,145
-----------------------------------------------------------------------------------------------------------------------------------
Sales                    $17,971,483  $25,402,813   $57,334,091  $28,648,017   $26,305,424  $27,961,088   $53,103,215  $29,584,390
-----------------------------------------------------------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                                   NORTH                        SOUTH                                       WEST
                   MISSISSIPPI    NEW YORK       CAROLINA    PENNSYLVANIA     CAROLINA      TENNESSEE      VIRGINIA      VIRGINIA
                      FUND          FUND           FUND          FUND           FUND          FUND           FUND          FUND
----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost     $87,620,910  $174,735,873   $352,340,775  $116,610,890   $155,612,518  $131,879,641   $307,929,587  $144,119,633
----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized
appreciation        $6,351,014   $19,090,703    $34,813,245    $8,337,343    $15,758,594   $11,077,665    $29,287,308   $13,146,597
----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized
depreciation          (221,225)     (652,461)      (347,437)     (613,832)      (126,441)     (287,397)    (1,121,006)     (522,616)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized
appreciation        $6,129,789   $18,438,242    $34,465,808    $7,723,511    $15,632,153   $10,790,268    $28,166,302   $12,623,981
------------------------------------------------------------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in each fund's shares were as follows:

                                     MISSISSIPPI FUND           NEW YORK FUND         NORTH CAROLINA FUND       PENNSYLVANIA FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended 3/31/04 (000 Omitted)    SHARES       AMOUNT      SHARES       AMOUNT      SHARES       AMOUNT      SHARES       AMOUNT
Shares sold                            835        $8,379      1,733       $19,959      1,903       $23,424      2,013       $20,634
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions          199         1,999        336         3,864        742         9,087        177         1,812
-----------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                   (1,553)      (15,577)    (2,215)      (25,477)    (3,698)      (45,354)    (1,636)      (16,776)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)               (519)      $(5,199)      (146)      $(1,654)    (1,053)     $(12,843)       554        $5,670
-----------------------------------------------------------------------------------------------------------------------------------
Year ended 3/31/03 (000 Omitted)
Shares sold                          1,308       $12,963      1,999       $22,648      1,660       $20,028      2,820       $28,556
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions          206         2,042        347         3,932        780         9,413        165         1,663
-----------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                     (673)       (6,672)    (1,908)      (21,538)    (2,539)      (30,707)    (1,157)      (11,682)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                841        $8,333        438        $5,042        (99)      $(1,266)     1,828       $18,537
-----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year ended 3/31/04 (000 Omitted)
Shares sold                            228        $2,276        900       $10,362        380        $4,673        967        $9,968
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions           27           273         86           980         96         1,174         98         1,007
-----------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                     (227)       (2,280)      (943)      (10,800)    (1,210)      (14,801)      (960)       (9,869)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 28          $269         43          $542       (734)      $(8,954)       105        $1,106
-----------------------------------------------------------------------------------------------------------------------------------

Year ended 3/31/03 (000 Omitted)
Shares sold                            469        $4,670      1,444       $16,373        776         9,368      2,185       $22,167
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions           25           246         73           824        116         1,397         81           822
-----------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                     (267)       (2,639)      (685)       (7,748)      (990)      (11,945)      (581)       (5,872)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                227        $2,277        832        $9,449        (98)      $(1,180)     1,685       $17,117
-----------------------------------------------------------------------------------------------------------------------------------

                                         NEW YORK FUND         NORTH CAROLINA FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended 3/31/04 (000 Omitted)    SHARES       AMOUNT      SHARES       AMOUNT
Shares sold                            965       $11,104        748        $9,197
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions           39           449         76           934
-----------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                     (322)       (3,689)      (558)       (6,811)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                           682        $7,864        266        $3,320
-----------------------------------------------------------------------------------------------------------------------------------
Year ended 3/31/03 (000 Omitted)
Shares sold                            400        $4,541        819        $9,887
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions           30           334         67           811
-----------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                     (140)       (1,591)      (318)       (3,843)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                           290        $3,284        568        $6,855
-----------------------------------------------------------------------------------------------------------------------------------

                                    SOUTH CAROLINA FUND        TENNESSEE FUND            VIRGINIA FUND         WEST VIRGINIA FUND
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended 3/31/04 (000 Omitted)   SHARES       AMOUNT      SHARES       AMOUNT      SHARES       AMOUNT      SHARES       AMOUNT
Shares sold                          1,835       $23,147      1,281       $14,063      1,257       $14,684      1,027       $12,116
---------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions          296         3,724        245         2,675        662         7,719        331         3,896
---------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                   (1,556)      (19,575)    (1,291)      (14,092)    (2,781)      (32,458)    (1,330)      (15,638)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                575        $7,296        235        $2,646       (862)     $(10,055)        28$374
---------------------------------------------------------------------------------------------------------------------------------
Year ending 3/31/03 (000 Omitted)
Shares sold                          1,548       $19,226      2,101       $22,622      1,591       $18,255      1,461       $17,040
---------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions          302         3,742        269         2,902        660         7,573        352         4,100
---------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                   (1,610)      (20,054)    (1,456)      (15,736)    (2,560)      (29,382)      (716)       (8,365)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                240        $2,914        914        $9,788      (309)       $(3,554)     1,097       $12,775
---------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year ended 3/31/04 (000 Omitted)
Shares sold                            492        $6,203        171        $1,874        246        $2,882        234        $2,742
---------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions           77           965         49           539         43           504         36           430
---------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                     (650)       (8,191)      (529)       (5,787)      (474)       (5,531)      (422)       (4,947)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                (81)      $(1,023)      (309)      $(3,374)      (185)      $(2,145)      (152)      $(1,775)
---------------------------------------------------------------------------------------------------------------------------------
Year ended 3/31/03 (000 Omitted)
Shares sold                            611        $7,578        470        $5,054        449        $5,163        481        $5,590
---------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions           75           931         60           647         45           519         40 469
---------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                     (530)       (6,556)      (513)       (5,525)      (722)       (8,269)      (304)       (3,526)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                156        $1,953         17          $176       (228)      $(2,587)       217        $2,533
---------------------------------------------------------------------------------------------------------------------------------

                                                                                         VIRGINIA FUND
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended 3/31/04 (000 Omitted)                                                     SHARES       AMOUNT
Shares sold                                                                              234        $2,754
-------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                                                             30           351
-------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                                                                       (226)       (2,626)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              38          $479
-------------------------------------------------------------------------------------------------------------------------------
Year ended 3/31/03 (000 Omitted)
Shares sold                                                                              380        $4,367
-------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                                                             27           313
-------------------------------------------------------------------------------------------------------------------------------
Shares reacquired                                                                       (261)       (2,991)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             146        $1,689
-------------------------------------------------------------------------------------------------------------------------------

(6) LINE OF CREDIT

The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to each fund for the year ended March 31, 2004 was between $587 and $2,617. None of the funds had significant borrowings during the year.

(7) FINANCIAL INSTRUMENTS

Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include swap agreements. The notional or contractual amounts of these instruments represent the investment each fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

SWAP AGREEMENTS
---------------

Interest Rate Swap Agreements

Interest Rate Swap Agreements - continued

                                                                    NOTIONAL
                                                                PRINCIPAL AMOUNT     CASH FLOWS                        UNREALIZED
                                                                  OF CONTRACT        RECEIVED BY     CASH FLOWS PAID  APPRECIATION
FUND                                                EXPIRATION       (000)            THE FUND        BY THE FUND     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------

Mississippi Fund                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     11/15/04        2,000             Index        Fixed -- 1.945%       $(12,462)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                    Floating -- 3M        Day
                                                                                       LIBOR            BMA Swap
                                                     10/31/12        1,000           X 78.875%           Index              (4,979)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                    Floating -- 3M        Day
                                                                                       LIBOR            BMA Swap
                                                     12/18/12        2,000           X 78.875%           Index             (10,771)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      9/22/14         500              Index        Fixed -- 3.443%           5,310
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     10/27/14        1,900             Index        Fixed -- 3.444%          26,160
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      11/9/14        1,900             Index         Fixed -- 3.73%        (17,457)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     11/10/14        1,900             Index        Fixed -- 3.576%           6,529
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      6/17/16        1,500             Index         Fixed -- 4.09%        (61,664)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      5/26/19        2,000             Index        Fixed -- 4.152%        (63,690)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      6/9/19         1,000             Index        Fixed -- 4.278%        (47,772)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      6/23/19        1,000             Index         Fixed -- 4.23%        (41,063)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      7/14/19         500              Index        Fixed -- 4.137%        (12,663)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/11/19        1,000             Index        Fixed -- 4.069%        (18,629)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/25/19        1,200             Index        Fixed -- 4.015%         (9,513)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      4/7/24         1,000             Index        Fixed -- 4.159%        (18,023)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     10/27/34        1,000         Fixed -- 4.132%        Index            (25,295)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                      11/9/34        1,000         Fixed -- 4.322%        Index              1,223
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     11/10/34        1,000         Fixed -- 4.200%        Index            (17,462)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $(322,221)
------------------------------------------------------------------------------------------------------------------------------------
New York Fund                                                                       Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     11/15/04        4,000             Index        Fixed -- 1.945%       $(24,869)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                    Floating -- 3M         Day
                                                                                       LIBOR            BMA Swap
                                                     10/31/12        1,750           X 78.875%           Index              (8,714)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                    Floating -- 3M         Day
                                                                                       LIBOR            BMA Swap
                                                     12/18/12        3,500           X 78.875%           Index             (18,850)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      9/22/14          800             Index        Fixed -- 3.443%          8,496
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     10/27/14        3,800             Index        Fixed -- 3.444%          52,323
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      11/9/14        3,800             Index         Fixed -- 3.73%        (34,915)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     11/10/14        3,800             Index        Fixed -- 3.576%          13,057
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      6/17/16        1,500             Index         Fixed -- 4.09%        (61,664)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      5/18/19        2,000             Index        Fixed -- 4.184%        (79,192)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      5/26/19        2,000             Index        Fixed -- 4.152%        (63,690)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      6/23/19        1,000             Index         Fixed -- 4.23%        (41,063)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      7/14/19         400              Index        Fixed -- 4.137%        (10,131)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      7/21/19        1,750             Index        Fixed -- 4.0495%       (26,370)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      7/28/19        1,750             Index         Fixed -- 4.00%        (21,771)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/11/19        2,000             Index        Fixed -- 4.069%        (37,259)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/25/19        1,500             Index        Fixed -- 4.015%        (11,891)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      4/7/24          2000             Index        Fixed -- 4.159%        (36,047)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     10/27/34        2,000        Fixed -- 4.132%        Index             (50,587)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                      11/9/34        2,000        Fixed -- 4.322%        Index                2,446
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     11/10/34        2,000        Fixed -- 4.200%        Index             (34,924)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $(485,615)
------------------------------------------------------------------------------------------------------------------------------------
North Carolina Fund                                                                 Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     11/15/04        5,200             Index        Fixed -- 1.945%       $(32,390)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                    Floating -- 3M         Day
                                                                                       LIBOR            BMA Swap
                                                     10/31/12        4,000            X 78.75%           Index             (19,926)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                    Floating -- 3M         Day
                                                                                       LIBOR            BMA Swap
                                                     12/18/12        8,100           X 78.875%           Index             (43,632)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      9/22/14        1,000             Index        Fixed -- 3.443%          10,620
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     10/27/14        7,800             Index        Fixed -- 3.444%         107,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      11/9/14        7,800             Index         Fixed -- 3.73%        (71,667)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     11/10/14        7,600             Index        Fixed -- 3.576%          26,115
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      6/17/16        2,000             Index         Fixed -- 4.09%        (82,218)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      5/18/19        10,000            Index        Fixed -- 4.184%       (395,960)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      7/14/19         800              Index        Fixed -- 4.137%        (20,261)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/11/19        3,000             Index        Fixed -- 4.069%        (55,888)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/25/19        3,000             Index        Fixed -- 4.015%        (23,782)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      4/7/24         4,000             Index        Fixed -- 4.159%        (72,093)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     10/27/34        4,000        Fixed -- 4.132%        Index            (101,177)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                      11/9/34        4,000        Fixed -- 4.322%        Index                4,892
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     11/10/34        4,000        Fixed -- 4.200%        Index             (69,848)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $(839,815)
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Fund                                                                   Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     11/15/04        1,800             Index        Fixed -- 1.945%       $(11,216)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                    Floating -- 3M         Day
                                                                                       LIBOR            BMA Swap
                                                     10/31/12        1,000           X 78.875%           Index              (4,979)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                    Floating -- 3M         Day
                                                                                       LIBOR            BMA Swap
                                                     12/18/12        2,000           X 78.875%           Index             (10,771)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      9/22/14        1,500             Index        Fixed -- 3.443%          15,930
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     10/27/14        2,375             Index        Fixed -- 3.444%          32,702
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      11/9/14        2,375             Index         Fixed -- 3.73%        (21,822)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     11/10/14        2,470             Index        Fixed -- 3.576%           8,487
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      6/17/16         850              Index         Fixed -- 4.09%        (34,943)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      5/18/19        2,000             Index        Fixed -- 4.184%        (79,192)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      5/26/19        2,000             Index        Fixed -- 4.152%        (63,690)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      6/9/19         3,000             Index        Fixed -- 4.278%       (143,317)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      6/23/19         750              Index         Fixed -- 4.23%        (30,798)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      7/14/19         500              Index        Fixed -- 4.137%        (12,663)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/4/19         1,000             Index        Fixed -- 4.039%        (12,562)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/11/19        1,000             Index        Fixed -- 4.069%        (18,629)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/25/19        1,000             Index        Fixed -- 4.015%         (7,927)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      4/7/24         1,300             Index        Fixed -- 4.159%        (23,430)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     10/27/34        1,250        Fixed -- 4.132%        Index             (31,619)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                      11/9/34        1,250        Fixed -- 4.322%        Index                1,530
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     11/10/34        1,300        Fixed -- 4.200%        Index             (22,701)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $(471,610)
------------------------------------------------------------------------------------------------------------------------------------
South Carolina Fund                                                                Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     11/15/04        4,000             Index        Fixed -- 1.945%       $(24,923)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                   Floating -- 3M         Day
                                                                                       LIBOR            BMA Swap
                                                     10/31/12        1,650           X 78.875%           Index              (8,216)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                    Floating -- 3M         Day
                                                                                       LIBOR            BMA Swap
                                                     12/18/12        3,400            X 78.75%           Index             (18,311)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      9/22/14         900              Index        Fixed -- 3.443%           9,558
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     10/27/14        3,325             Index        Fixed -- 3.444%          45,782
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      11/9/14        3,325             Index         Fixed -- 3.73%        (30,550)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     11/10/14        3,325             Index        Fixed -- 3.576%          11,425
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      6/17/16        1,500             Index         Fixed -- 4.09%        (61,664)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      7/21/19        1,500             Index        Fixed -- 4.0495%       (22,602)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      7/28/19        1,500             Index         Fixed -- 4.00%        (18,661)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/11/19        1,500             Index        Fixed -- 4.069%        (27,944)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/25/19        1,500             Index        Fixed -- 4.015%        (11,891)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      4/7/24         1,800             Index        Fixed -- 4.159%        (32,442)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     10/27/34        1,750        Fixed -- 4.132%        Index             (44,265)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                      11/9/34        1,750        Fixed -- 4.322%        Index                2,140
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     11/10/34        1,750        Fixed -- 4.200%        Index             (30,558)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $(263,122)
------------------------------------------------------------------------------------------------------------------------------------
Tennessee Fund                                                                                       Floating -- 7
                                                                                   Floating -- 3M         Day
                                                                                       LIBOR            BMA Swap
                                                     10/31/12        1,400           X 78.875%           Index             $(6,971)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                   Floating -- 3M         Day
                                                                                       LIBOR            BMA Swap
                                                     12/18/12        2,800           X 78.875%           Index             (15,079)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      9/22/14        1,000             Index        Fixed -- 3.443%          10,620
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     10/27/14        2,850             Index        Fixed -- 3.444%          39,242
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      11/9/14        2,850             Index         Fixed -- 3.73%        (26,186)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     11/10/14        2,850             Index        Fixed -- 3.576%           9,793
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      6/17/16        1,000             Index         Fixed -- 4.09%        (41,109)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      7/28/19        1,250             Index         Fixed -- 4.00%        (15,551)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/11/19        1,000             Index        Fixed -- 4.069%        (18,629)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/25/19        1,000             Index        Fixed -- 4.015%         (7,927)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      4/7/24         1,400             Index        Fixed -- 4.159%        (25,233)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     10/27/34        1,500        Fixed -- 4.132%        Index             (37,942)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                      11/9/34        1,500        Fixed -- 4.322%        Index                1,835
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     11/10/34        1,500        Fixed -- 4.200%        Index             (26,193)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $(159,330)
------------------------------------------------------------------------------------------------------------------------------------
Virginia Fund                                                                       Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     11/15/04        4,000             Index        Fixed -- 1.945%       $(24,923)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                    Floating -- 3M         Day
                                                                                       LIBOR            BMA Swap
                                                     10/31/12        3,400           X 78.875%           Index             (16,930)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                    Floating -- 3M         Day
                                                                                       LIBOR            BMA Swap
                                                     12/18/12        6,900           X 78.875%           Index             (37,161)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      9/22/14        2,000             Index        Fixed -- 3.443%          21,241
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     10/27/14        7,000             Index        Fixed -- 3.444%          96,384
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      11/9/14        7,000             Index         Fixed -- 3.73%        (64,317)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     11/10/14        6,650             Index        Fixed -- 3.576%          22,850
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      6/17/16        2,500             Index         Fixed -- 4.09%       (102,773)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      6/2/19         5,000             Index        Fixed -- 4.103%       (146,115)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      7/21/19        2,500             Index        Fixed -- 4.0495%       (37,671)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      7/28/19        2,500             Index         Fixed -- 4.00%        (31,101)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/25/19        2,900             Index        Fixed -- 4.015%        (22,989)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      4/7/24         3,500             Index        Fixed -- 4.159%        (63,082)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     10/27/34        3,500        Fixed -- 4.132%        Index             (88,531)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                      11/9/34        3,500        Fixed -- 4.322%        Index                4,281
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     11/10/34        3,500        Fixed -- 4.200%        Index             (61,117)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $(551,954)
------------------------------------------------------------------------------------------------------------------------------------
West Virginia Fund                                                                  Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     11/15/04        3,750             Index        Fixed -- 1.945%       $(23,366)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                    Floating -- 3M         Day
                                                                                       LIBOR            BMA Swap
                                                     10/31/12        1,500           X 78.875%           Index              (7,469)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                    Floating -- 3M         Day
                                                                                       LIBOR            BMA Swap
                                                     12/18/12        3,000           X 78.875%           Index             (16,157)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      9/22/14        1,000             Index        Fixed -- 3.443%          10,620
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     10/27/14        3,040             Index        Fixed -- 3.444%          41,858
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      11/9/14        3,040             Index         Fixed -- 3.73%        (27,932)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                     11/10/14        3,040             Index        Fixed -- 3.576%          10,446
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      6/17/16        2,650             Index         Fixed -- 4.09%       (108,939)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      5/26/19        2,000             Index        Fixed -- 4.152%        (63,690)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      7/14/19        1,500             Index        Fixed -- 4.137%        (37,990)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      7/21/19        1,500             Index        Fixed -- 4.0495%       (22,603)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      7/28/19        1,500             Index         Fixed -- 4.00%        (18,661)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/11/19        1,000             Index        Fixed -- 4.069%        (18,629)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      8/25/19        1,300             Index        Fixed -- 4.015%        (10,305)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Floating -- 7
                                                                                        Day
                                                                                      BMA Swap
                                                      4/7/24         1,500             Index        Fixed -- 4.159%        (27,035)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     10/27/34        1,600        Fixed -- 4.132%        Index             (40,471)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                      11/9/34        1,600        Fixed -- 4.322%        Index                1,957
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Floating -- 7
                                                                                                          Day
                                                                                                        BMA Swap
                                                     11/10/34        1,600        Fixed -- 4.200%        Index             (27,939)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $(386,304)
------------------------------------------------------------------------------------------------------------------------------------

Rate Lock Swap Agreements

Description - Agreement with Merrill Lynch terminating April 13, 2004 to pay the difference between the notional value and the market value of a bond with a 5.106% coupon maturing on 4/13/25 priced at a yield to maturity equal to the MMD general obligation yield curve rate for the designated maturity years as of the close of business on the termination date, if negative (received if positive):

                                                                                                       NOTIONAL
                                                                                                       PRINCIPAL       UNREALIZED
                                                                                                       AMOUNT OF      DEPRECIATION
FUND                                                                                                 CONTRACT (000)         ($)
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi Fund                                                                                           800           (73,406)
-----------------------------------------------------------------------------------------------------------------------------------
New York Fund                                                                                            1,250          (114,696)
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Fund                                                                                          650           (59,642)
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina Fund                                                                                        900           (82,581)
-----------------------------------------------------------------------------------------------------------------------------------

Description - Agreement with Goldman Sachs terminating April 14, 2004 to pay the difference between the notional value and the market value of a bond with a 5.10% coupon maturing on 4/14/25 priced at a yield to maturity equal to the MMD general obligation yield curve rate for the designated maturity year as of the close of business on the termination date, if negative (received if positive):

                                                                                                       NOTIONAL
                                                                                                       PRINCIPAL       UNREALIZED
                                                                                                       AMOUNT OF      DEPRECIATION
FUND                                                                                                 CONTRACT (000)         ($)
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi Fund                                                                                           750           (66,360)
-----------------------------------------------------------------------------------------------------------------------------------
New York Fund                                                                                            1,250          (110,600)
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina Fund                                                                                      1,250          (110,600)
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Fund                                                                                          625           (55,300)
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina Fund                                                                                        875           (77,420)
-----------------------------------------------------------------------------------------------------------------------------------

Total Unrealized Depreciation on Rate Lock Swap Agreements:

                                                                                                                       UNREALIZED
                                                                                                                      DEPRECIATION
FUND                                                                                                                       ($)
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi Fund                                                                                                        (139,766)
-----------------------------------------------------------------------------------------------------------------------------------
New York Fund                                                                                                           (225,296)
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina Fund                                                                                                     (110,600)
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Fund                                                                                                       (114,942)
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina Fund                                                                                                     (160,001)
-----------------------------------------------------------------------------------------------------------------------------------

At March 31, 2004, each fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) RESTRICTED SECURITIES

Each fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2004 the funds owned the following restricted securities, excluding securities issued under Rule 144A, which may not be publicly sold without registration under the Securities Act of 1933. Each fund does not have the right to demand that such securities be registered. The value of these securities is determined by an independent valuations furnished by dealers or by a pricing service, or if not available, at fair value under the direction of the Trustees.

                                                                                      DATE OF
                                                                                     ACQUISITIO  SHARE/PAR
FUND                  DESCRIPTION                                                   ACQUISITION     AMOUNT        COST        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi Fund      Commonwealth of Puerto Rico, ROLS, FGIC, 9.996%, 2016            8/5/02    3,110,000  $4,023,905   $4,189,108
                      Guam Power Authority Rev., RITES, AMBAC 9.0426%, 2013           5/20/99    1,000,000   1,072,720    1,239,580
                      Puerto Rico Municipal Finance Agency, RITES, 9.6169%, 2017       1/6/00      750,000     703,620      955,170
                      Puerto Rico Public Finance Corp., AMBAC, RITES, 9.3041%         9/30/99      500,000     509,110      660,660
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $7,044,518
-----------------------------------------------------------------------------------------------------------------------------------
New York Fund         Commonwealth of Puerto Rico, ROLS, XLCA 9.806%, 2017            10/22/01   1,350,000  $1,634,526   $1,799,037
                      Guam Power Authority Rev., RITES, AMBAC 9.043%, 2014            5/20/99      500,000     531,950      612,800
                      Niagara Falls, NY, Bridge Commission Toll Rev., RITES, FGIC,
                      9.02010%, 2015                                                  5/21/99    3,500,000   3,755,920    4,520,460
                      Triborough Bridge & Tunnel Authority Rev., NY, RITES,
                      9.508%, 2017                                                    4/18/00    5,000,000   5,018,300    6,728,500
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $13,660,797
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina Fund   Commonwealth of Puerto Rico, Highway & Transportation
                      Authority Rev., RITES, FSA, 10.5541%, 2018                      2/26/99    5,425,000  $7,037,418   $7,828,709
                      North Carolina Eastern Municipal Power Agency, RITES, AMBAC,
                      10.5082%, 2018                                                  5/26/00    6,500,000   6,552,130    9,195,160
                      North Carolina Municipal Power Agency, MBIA, 9.358%s, 2019       3/3/03    5,000,000   5,726,600    5,870,300
                      North Carolina Municipal Power Agency, ROLS, 9.358%, 2020        3/3/03    3,000,000   3,376,680    3,485,460
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041%, 2016   9/30/99    1,500,000   1,471,890    1,981,260
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $28,360,889
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Fund     Commonwealth of Puerto Rico, ROLS, FGIC, 9.896%, 2015            8/5/02    1,000,000  $1,292,920   $1,348,100
                      Commonwealth of Puerto Rico, ROLS, XLCA 9.806%, 2017            10/22/01   1,000,000   1,210,760    1,332,620
                      Guam Power Authority Rev., RITES, AMBAC, 9.043%, 2014           5/20/99    2,170,000   2,308,663    2,659,552
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 9.304%, 2013    9/30/99      500,000     509,110      660,660
                      Commonwealth of Puerto Rico, ROLS, Highway & Transportation
                      Authority, MBIA, 9.896%, 2020                                   4/25/03    1,500,000   1,970,477    2,017,890
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $8,018,822
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina Fund   Commonwealth of Puerto Rico, RITES, 9.5771%, 2018-2019          10/5/00    3,750,000  $3,860,541   $4,750,155
                      Commonwealth of Puerto Rico, RITES, MBIA, 10.0771%, 2020        3/30/00    2,000,000   2,043,232    2,661,000
                      Puerto Rico Electric Power Authority, RITES, FSA,
                      9.0063%, 2015                                                   9/30/99    1,000,000     976,500    1,219,140
                      Commonwealth of Puerto Rico Municipal, RITES, FSA,
                      10.6246%, 2016                                                   1/6/00      850,000     882,124    1,155,626
                      Puerto Rico Public Finance Corp., RITES, AMBAC,                3/31/99 &
                      9.3041%, 2013-2019                                              9/30/99    2,675,000   1,610,119    3,526,445
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $13,312,366
-----------------------------------------------------------------------------------------------------------------------------------
Virginia Fund         Guam Power Authority Rev., RITES, AMBAC, 9.0426%, 2015          5/20/99    1,010,000  $1,058,642   $1,232,463
                      Puerto Rico Electric Power Authority Rev., RITES, FSA,
                      10.0771%, 2017                                                  8/28/00    2,500,000   2,770,600    3,415,550
                      Puerto Rico Electric Power Authority Rev., RITES, FSA,
                      9.8271%, 2019                                                   8/28/00    1,270,000   1,345,006    1,638,046
                      Puerto Rico Electric Power Authority Rev., RITES, FSA,
                      9.1771%, 2020                                                   8/28/00    1,250,000   1,240,075    1,535,000
                      Puerto Rico Municipal Finance Agency, RITES, FSA,
                      10.6246%, 2016                                                   1/6/00    1,105,000   1,148,670    1,502,314
                      Puerto Rico Municipal Finance Agency, RITES, FSA,
                      9.6169%, 2017                                                    1/6/00      615,000     576,968      783,239
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041%, 2013   9/30/99    2,000,000   2,036,440    2,642,640
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 9.3041, 2016    3/31/99      500,000     560,030      660,420
                      Virginia Resources Authority Rev., ROLS, 8.761%, 2021           3/12/01    1,520,000   1,508,372    1,691,426
                      Virginia Resources Authority Rev., ROLS, 8.76%, 2023            3/12/01    2,510,000   1,612,568    2,732,788
                      Virginia Resources Authority Rev., ROLS, 8.816%, 2033           3/12/01    1,360,000   2,586,057    1,461,442
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $19,295,328
-----------------------------------------------------------------------------------------------------------------------------------
West Virginia Fund    Commonwealth of Puerto Rico, Public Improvement, RITES, MBIA,
                      10.0771%, 2019                                                  3/30/00    3,000,000  $3,090,720   $3,991,500
                      Puerto Rico Municipal Finance Agency, RITES, FSA,
                      9.6169%, 2017                                                    1/6/00      900,000     844,344    1,146,204
                      West Virginia Building Commission, "A", RITES, AMBAC,
                      9.2238%, 2018                                                    5/5/99    4,520,000   4,888,560    5,784,063
                      West Virginia Building Commission, "B", RITES, AMBAC,
                      9.2238%, 2018                                                    5/5/99    1,250,000   1,351,925    1,599,575
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $12,521,342
-----------------------------------------------------------------------------------------------------------------------------------

At March 31, 2004, restricted securities constituted the following percentages of each fund's net assets:

    MISSISSIPPI          NEW YORK        NORTH CAROLINA      PENNSYLVANIA      SOUTH CAROLINA        VIRGINIA       WEST VIRGINIA
       FUND                FUND               FUND               FUND               FUND               FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
       7.4%                7.0%               7.3%               6.5%               7.6%               5.7%              7.9%
-----------------------------------------------------------------------------------------------------------------------------------

(9) CONCENTRATION OF CREDIT RISK

Since each Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. The risk associated with such factors is mitigated by the fact that a percentage of securities in a portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. At year end, March 31, 2004, the percentage of holdings that carried such enhancements were as follows:

  MISSISSIPPI        NEW YORK      NORTH CAROLINA   PENNSYLVANIA    SOUTH CAROLINA     TENNESSEE      VIRGINIA      WEST VIRGINIA
      FUND             FUND             FUND            FUND             FUND            FUND           FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------------
     69.0%            43.2%            46.8%            68.9%           63.1%            57.4%          37.3%           71.6%
-----------------------------------------------------------------------------------------------------------------------------------

For each fund, the greatest exposure to any one institution or agency did not exceed total investments as of year end March 31,
2004, were as follows:

  MISSISSIPPI        NEW YORK      NORTH CAROLINA   PENNSYLVANIA    SOUTH CAROLINA     TENNESSEE      VIRGINIA      WEST VIRGINIA
      FUND             FUND             FUND            FUND             FUND            FUND           FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------------
     20.2%            15.0%            14.8%            25.7%           19.2%            20.3%          13.7%           30.2%
-----------------------------------------------------------------------------------------------------------------------------------

(10) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker- dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Trustees of MFS Municipal Series Trust and Shareholders of the Portfolios MFS Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund (portfolios of MFS Municipal Series Trust) as of March 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of each of the aforementioned portfolios of MFS Municipal Series Trust as of March 31, 2004, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 14, 2004

----------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
----------------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The business address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                                                                    PRINCIPAL OCCUPATIONS & OTHER
                            POSITION(s) HELD          TRUSTEE/OFFICER                  DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH            WITH FUND                  SINCE(1)                        THE PAST FIVE YEARS
-------------------         ----------------          ---------------               -----------------------------
INTERESTED TRUSTEES
John W. Ballen(3)             Trustee and President   August 2001 until            Massachusetts Financial Services Company,
(born 09/12/59)                                       February 2004                Chief Executive Officer and Director (until
                                                                                   February 2004)

Robert J. Manning(3)          Trustee and President   February 2004                Massachusetts Financial Services Company,
(born 10/20/63)                                                                    Chief Executive Officer, President, Chief
                                                                                   Investment Officer and Director

Kevin R. Parke(3)             Trustee                 January 2002 until           Massachusetts Financial Services Company,
(born 12/14/59)                                       February 2004                President, Chief Investment Officer and
                                                                                   Director (until February 2004)

Robert C. Pozen(3)            Trustee                 February 2004                Massachusetts Financial Services Company,
(born 08/08/46)                                                                    Chairman (since February 2004); Harvard Law
                                                                                   School (education), John Olin Visiting
                                                                                   Professor (since July 2002); Secretary of
                                                                                   Economic Affairs, The Commonwealth of
                                                                                   Massachusetts (January 2002 to December
                                                                                   2002); Fidelity Investments, Vice Chairman
                                                                                   (June 2000 to December 2001); Fidelity
                                                                                   Management & Research Company (investment
                                                                                   adviser), President (March 1997 to July
                                                                                   2001); The Bank of New York (financial
                                                                                   services), Director; Bell Canada Enterprises
                                                                                   (telecommunications), Director; Telesat
                                                                                   (satellite communications), Director

Jeffrey L.Shames(3)           Trustee                 October 1993 until           Massachusetts Financial Services Company,
(born 06/02/55)                                       February 2004                Chairman (until February 2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                Chairman                February 1992                Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                                    related services), Director; Eastern
                                                                                   Enterprises (diversified services company),
                                                                                   Chairman, Trustee and Chief Executive Officer
                                                                                   (until November 2000)

Lawrence H. Cohn, M.D.        Trustee                 August 1993                  Brigham and Women's Hospital, Chief of
(born 03/11/37)                                                                    Cardiac Surgery; Harvard Medical School,
                                                                                   Professor of Surgery

David H. Gunning              Trustee                 January 2004                 Cleveland-Cliffs, Inc. (mining products and
(born 05/30/42)                                                                    service provider), Vice Chairman/ Director
                                                                                   (since April 2001); Encinitos Ventures
                                                                                   (private investment company), Principal (1997
                                                                                   to April 2001); Lincoln Electric Holdings,
                                                                                   Inc. (welding equipment manufacturer),
                                                                                   Director; Southwest Gas Corporation (natural
                                                                                   gas distribution company), Director

William R. Gutow              Trustee                 December 1993                Private investor and real estate consultant;
(born 09/27/41)                                                                    Capitol Entertainment Management Company
                                                                                   (video franchise), Vice Chairman

Amy B. Lane                   Trustee                 January 2004                 Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                    Director, Investment Banking Group (1997 to
                                                                                   February 2001); Borders Group, Inc. (book and
                                                                                   music retailer), Director; Federal Realty
                                                                                   Investment Trust (real estate investment
                                                                                   trust), Trustee

Lawrence T. Perera            Trustee                 July 1981                    Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu             Trustee                 August 1982                  Private investor; Harvard University Graduate
(born 04/10/35)                                                                    School of Business Administration, Class of
                                                                                   1961 Adjunct Professor in Entrepreneurship
                                                                                   Emeritus; CBL & Associates Properties, Inc.
                                                                                   (real estate investment trust), Director

J. Dale Sherratt              Trustee                 August 1993                  Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                    specialists), President; Wellfleet
                                                                                   Investments (investor in health care
                                                                                   companies), Managing General Partner (since
                                                                                   1993); Cambridge Nutraceuticals (professional
                                                                                   nutritional products), Chief Executive
                                                                                   Officer (until May 2001)

Elaine R. Smith               Trustee                 February 1992                Independent health care industry consultant
(born 04/25/46)

Ward Smith                    Trustee                 October 1992                 Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)          President and Trustee   February 2004                Massachusetts Financial Services Company,
(born 10/20/63)                                                                    Chief Executive Officer, President, Chief
                                                                                   Investment Officer and Director.

John W. Ballen(3)             President and Trustee   August 2001 until            Massachusetts Financial Services Company,
(born 09/12/59)                                       February 2004                Chief Executive Officer and Director (until
                                                                                   February 2004)

James R. Bordewick, Jr.(3)    Assistant Secretary     September 1990               Massachusetts Financial Services Company,
(born 03/06/59)               and Assistant Clerk                                  Senior Vice President and Associate General
                                                                                   Counsel

Stephen E. Cavan(3)           Secretary and Clerk     December 1989 until          Massachusetts Financial Services Company,
(born 11/06/53)                                       March 2004                   Senior Vice President, General Counsel and
                                                                                   Secretary (until March 2004)

Stephanie A. DeSisto(3)       Assistant Treasurer     May 2003                     Massachusetts Financial Services Company,
(born 10/01/53)                                                                    Vice President (since April 2003); Brown
                                                                                   Brothers Harriman & Co., Senior Vice
                                                                                   President (November 2002 to April 2003); ING
                                                                                   Groep N.V./Aeltus Investment Management,
                                                                                   Senior Vice President (prior to November
                                                                                   2002)

Robert R. Flaherty(3)         Assistant Treasurer     August 2000                  Massachusetts Financial Services Company,
(born 09/18/63)                                                                    Vice President (since August 2000); UAM Fund
                                                                                   Services, Senior Vice President (prior to
                                                                                   August 2000)

Richard M. Hisey(3)           Treasurer               August 2002                  Massachusetts Financial Services Company,
(born 08/29/58)                                                                    Senior Vice President (since July 2002); The
                                                                                   Bank of New York, Senior Vice President
                                                                                   (September 2000 to July 2002); Lexington
                                                                                   Global Asset Managers, Inc., Executive Vice
                                                                                   President and Chief Financial Officer (prior
                                                                                   to September 2000); Lexington Funds, Chief
                                                                                   Financial Officer (prior to September 2000)


Ellen Moynihan(3)             Assistant Treasurer     April 1997                   Massachusetts Financial Services Company,
(born 11/13/57)                                                                    Vice President

James O. Yost(3)              Assistant Treasurer     September 1990               Massachusetts Financial Services Company,
(born 06/12/60)                                                                    Senior Vice President

------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston
    Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect
Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIANS
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA                         225 Franklin Street, Boston, MA 02110
02116-3741
                                                        AUDITORS
DISTRIBUTOR                                             Deloitte & Touche LLP
MFS Fund Distributors, Inc.                             200 Berkeley Street, Boston, MA 02116
500 Boylston Street, Boston, MA
02116-3741

PORTFOLIO MANAGERS
Michael L. Dawson
Geoffrey L. Schechter

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

MFS FAMILY OF FUNDS(R)

More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

VARIABLE ANNUITIES

A selection of annuity products with advantages for building and preserving wealth

MFS 401(k) AND IRA SUITES

Retirement plans for businesses and individuals

MFS COLLEGE SAVINGS PLANS

Investment products to help meet education expenses

MFS PRIVATE PORTFOLIO SERVICES

Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. You should read the prospectus carefully before investing as it contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, the fees, charges, and expenses involved. These elements, as well as other information contained in the prospectus, should be considered carefully before investing.

Variable Annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

In January 2005, shareholders will be mailed a Tax Form Summary or Form 1099-DIV, if applicable, reporting the federal tax status of all distributions paid during the calendar year 2004.

The MFS North Carolina fund has designated $361,642 as a capital gain dividend for the year ended March 31, 2004.

For federal income tax purposes, approximately 100% of the total dividends paid by each fund from net investment income during the year ended March 31, 2004, is designated as an exempt-interest dividend.

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec.gov.


INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT


[Graphic Omitted]
500 Boylston Street
Boston, MA 02116-3741


(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116
                                                             MST-B-ANN-5/04 57M

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. J. Atwood Ives and Ward Smith, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Messrs. Ives and Smith are both "independent" members of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(A) THROUGH 4(D) AND 4(G):
The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant. In addition, Deloitte may provide non-audit related services to the Registrant and/or to the Registrant's investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended March 31, 2004 and 2003, audit fees billed to the Registrant by Deloitte were as follows:

                                               Registrant
                                               Audit Fees
    Fees billed by Deloitte:                                     2004     2003
                                                                 ----     ----

    MFS Alabama Municipal Bond Fund                           $29,410  $27,000
    MFS Arkansas Municipal Bond Fund                           29,410   27,000
    MFS California Municipal Bond Fund                         29,410   27,000
    MFS Florida Municipal Bond Fund                            29,410   27,000
    MFS Georgia Municipal Bond Fund                            29,410   27,000
    MFS Maryland Municipal Bond Fund                           29,410   27,000
    MFS Massachusetts Municipal Bond Fund                      29,410   27,000
    MFS Mississippi Municipal Bond Fund                        29,410   27,000
    MFS Municipal Income Fund                                  32,160   29,300
    MFS New York Municipal Bond Fund                           29,410   27,000
    MFS North Carolina Municipal Bond Fund                     29,410   27,000
    MFS Pennsylvania Municipal Bond Fund                       29,410   27,000
    MFS South Carolina Municipal Bond Fund                     29,410   27,000
    MFS Tennessee Municipal Bond Fund                          29,410   27,000
    MFS Virginia Municipal Bond Fund                           29,410   27,000
    MFS West Virginia Municipal Bond Fund                      29,410   27,000
                                                               ------   ------
                                               TOTAL         $473,310  $434,300

For the fiscal years ended March 31, 2004 and 2003, fees for audit-related, tax and other services provided to the Registrant, MFS and MFS Related Entities were as follows:

                                                                                                            Total
                                         Audit-Related Fees(1)  Tax Fees(2)           All Other Fees(3)     Non-Audit Fees
Fees billed by Deloitte:                     2004       2003       2004       2003       2004       2003       2004       2003
                                             ----       ----       ----       ----       ----       ----       ----       ----
MFS Alabama Municipal Bond Fund                                    $3,950    $ 3,400
MFS Arkansas Municipal Bond Fund                                    3,950      3,400
MFS California Municipal Bond Fund                                  3,950      3,400
MFS Florida Municipal Bond Fund                                     3,950      3,400
MFS Georgia Municipal Bond Fund                                     3,950      3,400
MFS Maryland Municipal Bond Fund                                    3,950      3,400
MFS Massachusetts Municipal Bond Fund                               3,950      3,400
MFS Mississippi Municipal Bond Fund                                 3,950      3,400
MFS Municipal Income Fund                                           3,950      3,600
MFS New York Municipal Bond Fund                                    3,950      3,400
MFS North Carolina Municipal Bond Fund                              3,950      3,400
MFS Pennsylvania Municipal Bond Fund                                3,950      3,400
MFS South Carolina Municipal Bond Fund                              3,950      3,400
MFS Tennessee Municipal Bond Fund                                   3,950      3,400
MFS Virginia Municipal Bond Fund                                    3,950      3,400
MFS West Virginia Municipal Bond Fund                               3,950      3,400
                                                                    -----      -----
          Total fees billed by Deloitte   $       0  $       0   $ 63,200   $ 54,600   $      0    $      0   $ 63,200   $ 54,600
To MFS and MFS Related Entities           $ 442,450  $ 170,000   $ 57,195   $ 59,248   $160,500    $223,678   $660,145   $452,926
                                          ---------  ---------   --------   --------   --------    --------   --------   --------
        Total fees billed                 $ 442,450  $ 170,000   $120,395   $113,848   $160,500    $223,678   $723,345   $507,526

    (1) There were no Audit-Related services provided to the Registrant by Deloitte for the fiscal years ended March 31, 2004 and 2003. Audit-Related Fees billed by Deloitte to MFS and MFS Related Entities includes fees for internal control reviews.
    (2) Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. This category includes fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, and tax advice related to income recognition and distribution policies.
    (3) All Other Fees include fees for services related to financial information system implementation, consultation on internal cost allocations.

ITEM 4(E)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

         Pre-approval is needed for all planned and anticipated audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and/or financial reporting of the Registrant. In the event such services arise between regular meetings of the Audit Committee and it is not practical to seek pre-approval at the next regular meeting of the Audit Committee, such services may be referred to the Chair of the Audit Committee for approval; provided that, the Chair may not approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(E)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and MFS and MFS Related Entities disclosed above were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

ITEM 4(F):  Not applicable.

ITEM 4(H): Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time. [Applicable for periods ending on or after July 9, 2004 (beginning with Form N-CSRs filed at the end of September, 2004 for July 31, 2004 reporting period.)]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MUNICIPAL SERIES TRUST

By (Signature and Title)*            ROBERT J. MANNING
                                     ------------------------------------------
                                     Robert J. Manning, President

Date: May 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*            ROBERT J. MANNING
                                     ------------------------------------------
                                     Robert J. Manning, President (Principal
                                     Executive Officer)

Date:  May 24, 2004

By (Signature and Title)*            RICHARD M. HISEY
                                     ------------------------------------------
                                     Richard M. Hisey, Treasurer (Principal
                                     Financial Officer and Accounting Officer)

Date:  May 24, 2004

* Print name and title of each signing officer under his or her signature.